Separate Account VL-R

American General Life Insurance Company

Financial Statements

December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American General Life Insurance Company and the Contract Owners of American General Life Insurance Company Separate Account VL-R.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities , including the schedules of portfolio investments, of each of the subaccounts of American General Life Insurance Company Separate Account VL-R indicated in the table below as of December 31, 2023, and the related statements of operations, and changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts of American General Life Insurance Company Separate Account VL-R as of December 31, 2023, and the results of each of their operations, and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Balanced Hedged Allocation Portfolio Class A (1)	MFS VIT Growth Series Initial Class (1)
AB VPS Intermediate Bond Portfolio Class A (2)	MFS VIT Investors Trust Series Initial Class (1)
AB VPS Large Cap Growth Portfolio Class A (1)	MFS VIT New Discovery Series Initial Class (1)
AB VPS Relative Value Portfolio Class A (1)	MFS VIT Research Series Initial Class (1)
AB VPS Small Cap Growth Portfolio Class A (1)	MFS VIT Total Return Series Initial Class (1)
AB VPS Sustainable Global Thematic Growth Portfolio Class A (1)	MFS VIT Utilities Series Initial Class (1)
Alger Capital Appreciation Portfolio Class I-2 (1)	MFS VIT II Core Equity Portfolio Initial Class (1)
Alger Mid Cap Growth Portfolio Class I-2 (1)	Morgan Stanley VIF Growth Portfolio Class I (1)
American Century VP Capital Appreciation Fund Class I (1)	Neuberger Berman AMT Mid Cap Growth Portfolio Class I (1)
American Century VP Disciplined Core Value Fund Class I (1)	Neuberger Berman AMT Short Duration Bond Portfolio Class I (1)
American Century VP Value Fund Class I (1)	Neuberger Berman AMT Sustainable Equity Portfolio Class I (1)
American Funds IS American High-Income Trust Class 2 (1)	PIMCO CommodityRealReturn Strategy Portfolio Administrative Class (1)
American Funds IS Asset Allocation Fund Class 2 (1)	PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class (1)
American Funds IS Global Growth Fund Class 2 (1)	PIMCO Real Return Portfolio Administrative Class (1)
American Funds IS Growth Fund Class 2 (1)	PIMCO Short-Term Portfolio Administrative Class (1)
American Funds IS Growth-Income Fund Class 2 (1)	PIMCO Total Return Portfolio Administrative Class (1)
American Funds IS International Fund Class 2 (1)	Pioneer Fund VCT Portfolio Class I (1)
BNY Mellon IP MidCap Stock Portfolio Initial Shares (1)	Pioneer Mid Cap Value VCT Portfolio Class I (1)
BNY Mellon Stock Index Fund, Inc. Initial Shares (1)	Pioneer Select Mid Cap Growth VCT Portfolio Class I (1)
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares (1)	Putnam VT Diversified Income Fund Class IB (1)
EQ/Core Plus Bond Portfolio Class IA (1)	Putnam VT International Value Fund Class IB (1)
EQ/Moderate Allocation Portfolio Class IA (1)	Putnam VT Large Cap Growth Fund Class IB(1)
EQ Advisors Multimanager Aggressive Equity Portfolio Class IA (1)	Putnam VT Large Cap Value Fund Class IB (1)
EQ/Common Stock Index Portfolio Class IA (1)	Putnam VT Small Cap Value Fund Class IB (1)
EQ/International Equity Index Portfolio Class IA (1)	Putnam VT Sustainable Leaders Fund Class IB (1)
EQ/Money Market Portfolio Class IA (1)	SST SA Multi-Managed Mid Cap Value Portfolio Class 3 (1)
Fidelity VIP Asset Manager Growth Portfolio Initial Class (1)	SAST SA AB Growth Portfolio Class 1 (1)
Fidelity VIP Asset Manager Portfolio Initial Class (1)	SAST SA DFA Ultra Short Bond Portfolio Class 1 (1)
Fidelity VIP Asset Manager Portfolio Service Class 2 (1)	SAST SA Federated Hermes Corporate Bond Portfolio Class 1 (1)
Fidelity VIP Contrafund Portfolio Initial Class (1)	SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1 (1)
Fidelity VIP Contrafund Portfolio Service Class 2 (1)	SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1 (1)
Fidelity VIP Equity-Income Portfolio Initial Class (1)	SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1 (1)
Fidelity VIP Equity-Income Portfolio Service Class 2 (1)	SAST SA Goldman Sachs Global Bond Portfolio Class 1 (1)
Fidelity VIP Freedom 2020 Portfolio Service Class 2 (1)	SAST SA Invesco Growth Opportunities Portfolio Class 1 (1)
Fidelity VIP Freedom 2025 Portfolio Service Class 2 (1)	SAST SA Janus Focused Growth Portfolio Class 1 (1)
Fidelity VIP Freedom 2030 Portfolio Service Class 2 (1)	SAST SA JPMorgan Diversified Balanced Portfolio Class 1 (1)
Fidelity VIP Government Money Market Portfolio Initial Class (1)	SAST SA JPMorgan Emerging Markets Portfolio Class 1 (1)
Fidelity VIP Government Money Market Portfolio Service Class 2 (1)	SAST SA JPMorgan Equity-Income Portfolio Class 1 (1)
Fidelity VIP Growth Portfolio Initial Class (1)	SAST SA JPMorgan Global Equities Portfolio Class 1 (1)
Fidelity VIP Growth Portfolio Service Class 2 (1)	SAST SA JPMorgan Large Cap Core Portfolio Class 1 (1)
Fidelity VIP High Income Portfolio Initial Class (1)	SAST SA JPMorgan MFS Core Bond Portfolio Class 1 (1)
Fidelity VIP Index 500 Portfolio Initial Class (1)	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1 (1)
Fidelity VIP Investment Grade Bond Portfolio Initial Class (1)	SAST SA MFS Blue Chip Growth Portfolio Class 1 (1)
Fidelity VIP Mid Cap Portfolio Service Class 2 (1)	SAST SA MFS Massachusetts Investors Trust Portfolio Class 1 (1)
Fidelity VIP Overseas Portfolio Initial Class (1)	SAST SA MFS Total Return Portfolio Class 1 (1)
FTVIP Franklin Mutual Shares VIP Fund Class 2 (1)	SAST SA Morgan Stanley International Equities Portfolio Class 1 (1)
FTVIP Franklin Small Cap Value VIP Fund Class 2 (1)	SAST SA PineBridge High-Yield Bond Portfolio Class 1 (1)
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2 (1)	SAST SA Putnam International Growth and Income Portfolio Class 1 (1)
FTVIP Franklin U.S. Government Securities VIP Fund Class 2 (1)	SAST SA Wellington Capital Appreciation Portfolio Class 1 (1)
FTVIP Templeton Foreign VIP Fund Class 2 (1)	SAST SA Wellington Capital Appreciation Portfolio Class 3 (1)

Goldman Sachs VIT Strategic Growth Fund Institutional Shares (1)	SAST SA Wellington Government and Quality Bond Portfolio Class 1 (1)
Invesco V.I. American Franchise Fund Series I (1)	SAST SA Wellington Government and Quality Bond Portfolio Class 3 (1)
Invesco V.I. Conservative Balanced Fund Series I (1)	VALIC Company I Core Bond Fund (1)
Invesco V.I. Core Equity Fund Series I (1)	VALIC Company I Dynamic Allocation Fund (1)
Invesco V.I. EQV International Equity Fund Series 1 (1)	VALIC Company I Emerging Economies Fund (1)
Invesco V.I. Global Fund Series I (1)	VALIC Company I Government Money Market I Fund (3)
Invesco V.I. Global Real Estate Fund Series I (1)	VALIC Company I International Equities Index Fund (1)
Invesco V.I. Global Strategic Income Fund Series I (1)	VALIC Company I International Value Fund (1)
Invesco V.I. Government Securities Fund Series I (1)	VALIC Company I Mid Cap Index Fund (1)
Invesco V.I. Growth and Income Fund Series I (1)	VALIC Company I Mid Cap Value Fund (1)
Invesco V.I. High Yield Fund Series I (1)	VALIC Company I Nasdaq-100 Index Fund (1)
Invesco V.I. Main Street Fund Series I (1)	VALIC Company I Science & Technology Fund (1)
Janus Henderson Enterprise Portfolio Service Shares (1)	VALIC Company I Small Cap Index Fund (1)
Janus Henderson Forty Portfolio Service Shares (1)	VALIC Company I Stock Index Fund (1)
Janus Henderson Global Research Portfolio Service Shares (1)	VALIC Company I U.S. Socially Responsible Fund (1)
Janus Henderson Overseas Portfolio Service Shares (1)	VanEck VIP Emerging Markets Fund Initial Class (1)
LVIP JPMorgan Core Bond Fund Standard Class (1)	VanEck VIP Global Resources Fund Initial Class (1)
LVIP JPMorgan Mid Cap Value Fund Standard Class (1)	Vanguard VIF High Yield Bond Portfolio (1)
LVIP JPMorgan Small Cap Core Fund Standard Class (1)	Vanguard VIF Real Estate Index Portfolio (1)
LVIP JPMorgan U.S. Equity Fund Standard Class (1)

(1)	Statement of Operations and Changes in Net Assets for the years ended December 31, 2023 and 2022
(2)	Statement of Operations and Changes in Net Assets for the period January 1, 2022 to March 3, 2022 (cessation of operations)
(3)	Statement of Operations and Changes in Net Assets for the period January 1, 2022 to July 22, 2022 (cessation of operations)

Basis for Opinions

These financial statements are the responsibility of American General Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts of American General Life Insurance Company Separate Account VL-R based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of American General Life Insurance Company Separate Account VL-R in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2023 by correspondence with the transfer agents of the investee mutual funds and the custodians We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas April 23, 2024

We have served as the auditor of one or more of the sub-accounts of AIG Life and Retirement Separate Account Group since at least 1994. We have not been able to determine the specific year we began serving as auditor.

PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, TX 77002-5021
T: (713) 356 4000, www.pwc.com/us

2

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2023

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets
AB VPS Balanced Hedged Allocation Portfolio Class A	$188,744	$—	$188,744

AB VPS Large Cap Growth Portfolio Class A	39,344,165	—	39,344,165

AB VPS Relative Value Portfolio Class A	1,834,508	—	1,834,508

AB VPS Small Cap Growth Portfolio Class A	577,851	—	577,851

AB VPS Sustainable Global Thematic Growth Portfolio Class A	1,462,630	—	1,462,630

Alger Capital Appreciation Portfolio Class I-2	12,576,420	—	12,576,420

Alger Mid Cap Growth Portfolio Class I-2	3,607,858	—	3,607,858

American Century VP Capital Appreciation Fund Class I	345,852	—	345,852

American Century VP Disciplined Core Value Fund Class I	172,501	—	172,501

American Century VP Value Fund Class I	16,984,738	—	16,984,738

American Funds IS American High-Income Trust Class 2	1,481,566	—	1,481,566

American Funds IS Asset Allocation Fund Class 2	10,250,507	—	10,250,507

American Funds IS Global Growth Fund Class 2	3,314,933	—	3,314,933

American Funds IS Growth Fund Class 2	8,894,876	—	8,894,876

American Funds IS Growth-Income Fund Class 2	8,594,232	—	8,594,232

American Funds IS International Fund Class 2	2,256,767	—	2,256,767

BNY Mellon IP MidCap Stock Portfolio Initial Shares	4,323,011	—	4,323,011

BNY Mellon Stock Index Fund, Inc. Initial Shares	6,716,936	—	6,716,936

BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	7,946,155	—	7,946,155

EQ Advisors Multimanager Aggressive Equity Portfolio Class IA	580,581	—	580,581

EQ/Common Stock Index Portfolio Class IA	2,175,935	—	2,175,935

EQ/Core Plus Bond Portfolio Class IA	13,290	—	13,290

EQ/International Equity Index Portfolio Class IA	149,153	—	149,153

EQ/Moderate Allocation Portfolio Class IA	349,416	—	349,416

EQ/Money Market Portfolio Class IA	9,891	—	9,891

Fidelity VIP Asset Manager Growth Portfolio Initial Class	6,213,627	—	6,213,627

Fidelity VIP Asset Manager Portfolio Initial Class	11,276,137	—	11,276,137

Fidelity VIP Asset Manager Portfolio Service Class 2	3,981,443	—	3,981,443

Fidelity VIP Contrafund Portfolio Initial Class	51,473,694	—	51,473,694

Fidelity VIP Contrafund Portfolio Service Class 2	44,559,339	—	44,559,339

Fidelity VIP Equity-Income Portfolio Initial Class	32,924,330	—	32,924,330

Fidelity VIP Equity-Income Portfolio Service Class 2	20,100,332	—	20,100,332

Fidelity VIP Freedom 2020 Portfolio Service Class 2	249,564	—	249,564

Fidelity VIP Freedom 2025 Portfolio Service Class 2	543,182	—	543,182

Fidelity VIP Freedom 2030 Portfolio Service Class 2	3,227,390	—	3,227,390

Fidelity VIP Government Money Market Portfolio Initial Class	13,606,233	—	13,606,233

Fidelity VIP Government Money Market Portfolio Service Class 2	1,237,632	—	1,237,632

Fidelity VIP Growth Portfolio Initial Class	91,750,214	—	91,750,214

Fidelity VIP Growth Portfolio Service Class 2	35,350,351	—	35,350,351

Fidelity VIP High Income Portfolio Initial Class	1,752,456	—	1,752,456

Fidelity VIP Index 500 Portfolio Initial Class	47,608,913	—	47,608,913

Fidelity VIP Investment Grade Bond Portfolio Initial Class	2,327,647	—	2,327,647

Fidelity VIP Mid Cap Portfolio Service Class 2	12,443,229	—	12,443,229

Fidelity VIP Overseas Portfolio Initial Class	6,788,611	—	6,788,611

FTVIP Franklin Mutual Shares VIP Fund Class 2	6,799,905	—	6,799,905

FTVIP Franklin Small Cap Value VIP Fund Class 2	9,089,305	—	9,089,305

FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	22,309	—	22,309

FTVIP Franklin U.S. Government Securities VIP Fund Class 2	1,685,386	—	1,685,386

FTVIP Templeton Foreign VIP Fund Class 2	3,572,813	—	3,572,813

Goldman Sachs VIT Strategic Growth Fund Institutional Shares	4,776,354	—	4,776,354

Invesco V.I. American Franchise Fund Series I	794,244	—	794,244

Invesco V.I. Conservative Balanced Fund Series I	1,306,789	—	1,306,789

Invesco V.I. Core Equity Fund Series I	9,246,249	—	9,246,249

  The accompanying Notes to Financial Statements are an integral part of this statement.

3

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2023

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets
Invesco V.I. EQV International Equity Fund Series 1	$8,301,079	$—	$8,301,079

Invesco V.I. Global Fund Series I	9,830,694	—	9,830,694

Invesco V.I. Global Real Estate Fund Series I	698,260	—	698,260

Invesco V.I. Global Strategic Income Fund Series I	297	—	297

Invesco V.I. Government Securities Fund Series I	7,820	—	7,820

Invesco V.I. Growth and Income Fund Series I	11,468,772	—	11,468,772

Invesco V.I. High Yield Fund Series I	754,940	—	754,940

Invesco V.I. Main Street Fund Series I	851,162	—	851,162

Janus Henderson Enterprise Portfolio Service Shares	8,288,785	—	8,288,785

Janus Henderson Forty Portfolio Service Shares	1,932,102	—	1,932,102

Janus Henderson Global Research Portfolio Service Shares	3,841,714	—	3,841,714

Janus Henderson Overseas Portfolio Service Shares	6,338,991	—	6,338,991

LVIP JPMorgan Core Bond Fund Standard Class	3,870,983	—	3,870,983

LVIP JPMorgan Mid Cap Value Fund Standard Class	403,118	—	403,118

LVIP JPMorgan Small Cap Core Fund Standard Class	4,150,901	—	4,150,901

LVIP JPMorgan U.S. Equity Fund Standard Class	516,233	—	516,233

MFS VIT Growth Series Initial Class	34,237,784	—	34,237,784

MFS VIT Investors Trust Series Initial Class	3,235,159	—	3,235,159

MFS VIT New Discovery Series Initial Class	8,001,599	—	8,001,599

MFS VIT Research Series Initial Class	10,503,553	—	10,503,553

MFS VIT Total Return Series Initial Class	4,552,864	—	4,552,864

MFS VIT Utilities Series Initial Class	7,149,523	—	7,149,523

MFS VIT II Core Equity Portfolio Initial Class	14,612,625	—	14,612,625

Morgan Stanley VIF Growth Portfolio Class I	6,135,226	—	6,135,226

Neuberger Berman AMT Mid Cap Growth Portfolio Class I	7,564,253	—	7,564,253

Neuberger Berman AMT Short Duration Bond Portfolio Class I	41,245	—	41,245

Neuberger Berman AMT Sustainable Equity Portfolio Class I	554,824	—	554,824

PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	936,672	—	936,672

PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	489,354	—	489,354

PIMCO Real Return Portfolio Administrative Class	6,732,434	—	6,732,434

PIMCO Short-Term Portfolio Administrative Class	4,253,818	—	4,253,818

PIMCO Total Return Portfolio Administrative Class	12,484,572	—	12,484,572

Pioneer Fund VCT Portfolio Class I	2,044,450	—	2,044,450

Pioneer Mid Cap Value VCT Portfolio Class I	1,173,478	—	1,173,478

Pioneer Select Mid Cap Growth VCT Portfolio Class I	3,186,266	—	3,186,266

Putnam VT Diversified Income Fund Class IB	4,521,734	—	4,521,734

Putnam VT International Value Fund Class IB	4,213,433	—	4,213,433

Putnam VT Large Cap Growth Fund Class IB	93,541	—	93,541

Putnam VT Large Cap Value Fund Class IB	17,432,817	—	17,432,817

Putnam VT Small Cap Value Fund Class IB	150,940	—	150,940

Putnam VT Sustainable Leaders Fund Class IB	111,075	—	111,075

SST SA Multi-Managed Mid Cap Value Portfolio Class 3	181,264	—	181,264

SAST SA AB Growth Portfolio Class 1	9,117,898	—	9,117,898

SAST SA DFA Ultra Short Bond Portfolio Class 1	1,325,035	—	1,325,035

SAST SA Federated Hermes Corporate Bond Portfolio Class 1	188,118	—	188,118

SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	271,823	—	271,823

SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	2,751,212	—	2,751,212

SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	517,347	—	517,347

SAST SA Goldman Sachs Global Bond Portfolio Class 1	157,250	—	157,250

SAST SA Invesco Growth Opportunities Portfolio Class 1	131,569	—	131,569

SAST SA Janus Focused Growth Portfolio Class 1	1,078,618	—	1,078,618

SAST SA JPMorgan Diversified Balanced Portfolio Class 1	4,742,111	—	4,742,111

SAST SA JPMorgan Emerging Markets Portfolio Class 1	302,838	—	302,838

   The accompanying Notes to Financial Statements are an integral part of this statement.

4

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2023

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets
SAST SA JPMorgan Equity-Income Portfolio Class 1	$3,213,399	$—	$3,213,399

SAST SA JPMorgan Global Equities Portfolio Class 1	362,880	—	362,880

SAST SA JPMorgan Large Cap Core Portfolio Class 1	439,750	—	439,750

SAST SA JPMorgan MFS Core Bond Portfolio Class 1	72,359	—	72,359

SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	8,549,125	—	8,549,125

SAST SA MFS Blue Chip Growth Portfolio Class 1	75,136	—	75,136

SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	636,680	—	636,680

SAST SA MFS Total Return Portfolio Class 1	802,628	—	802,628

SAST SA Morgan Stanley International Equities Portfolio Class 1	378,154	—	378,154

SAST SA PineBridge High-Yield Bond Portfolio Class 1	306,407	—	306,407

SAST SA Putnam International Growth and Income Portfolio Class 1	514,955	—	514,955

SAST SA Wellington Capital Appreciation Portfolio Class 1	5,531,983	—	5,531,983

SAST SA Wellington Capital Appreciation Portfolio Class 3	1,064,673	—	1,064,673

SAST SA Wellington Government and Quality Bond Portfolio Class 1	265,815	—	265,815

SAST SA Wellington Government and Quality Bond Portfolio Class 3	597,231	—	597,231

VALIC Company I Core Bond Fund	445,111	10,434	455,545

VALIC Company I Dynamic Allocation Fund	9,095,538	—	9,095,538

VALIC Company I Emerging Economies Fund	519,107	—	519,107

VALIC Company I International Equities Index Fund	4,735,953	—	4,735,953

VALIC Company I International Value Fund	218,881	—	218,881

VALIC Company I Mid Cap Index Fund	17,903,847	—	17,903,847

VALIC Company I Mid Cap Value Fund	277,198	—	277,198

VALIC Company I Nasdaq-100 Index Fund	12,349,293	—	12,349,293

VALIC Company I Science & Technology Fund	6,625,232	—	6,625,232

VALIC Company I Small Cap Index Fund	9,097,938	—	9,097,938

VALIC Company I Stock Index Fund	28,152,592	—	28,152,592

VALIC Company I U.S. Socially Responsible Fund	220,245	—	220,245

VanEck VIP Emerging Markets Fund Initial Class	126,680	—	126,680

VanEck VIP Global Resources Fund Initial Class	264,839	—	264,839

Vanguard VIF High Yield Bond Portfolio	5,705,616	—	5,705,616

Vanguard VIF Real Estate Index Portfolio	13,152,940	—	13,152,940

  The accompanying Notes to Financial Statements are an integral part of this statement.

5

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2023

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
AB VPS Balanced Hedged Allocation Portfolio Class A	21,497	$8.78	$188,744	$215,070	1

AB VPS Large Cap Growth Portfolio Class A	528,110	74.50	39,344,165	34,784,336	1

AB VPS Relative Value Portfolio Class A	62,187	29.50	1,834,508	1,808,217	1

AB VPS Small Cap Growth Portfolio Class A	53,804	10.74	577,851	816,754	1

AB VPS Sustainable Global Thematic Growth Portfolio Class A	44,095	33.17	1,462,630	1,300,282	1

Alger Capital Appreciation Portfolio Class I-2	160,783	78.22	12,576,420	12,671,891	1

Alger Mid Cap Growth Portfolio Class I-2	214,116	16.85	3,607,858	4,779,370	1

American Century VP Capital Appreciation Fund Class I	24,322	14.22	345,852	347,989	1

American Century VP Disciplined Core Value Fund Class I	22,490	7.67	172,501	203,342	1

American Century VP Value Fund Class I	1,393,334	12.19	16,984,738	16,070,420	1

American Funds IS American High-Income Trust Class 2	169,710	8.73	1,481,566	1,590,042	1

American Funds IS Asset Allocation Fund Class 2	435,636	23.53	10,250,507	10,672,086	1

American Funds IS Global Growth Fund Class 2	99,131	33.44	3,314,933	3,337,163	1

American Funds IS Growth Fund Class 2	90,579	98.20	8,894,876	8,400,186	1

American Funds IS Growth-Income Fund Class 2	147,414	58.30	8,594,232	7,478,324	1

American Funds IS International Fund Class 2	129,625	17.41	2,256,767	2,473,134	1

BNY Mellon IP MidCap Stock Portfolio Initial Shares	231,425	18.68	4,323,011	4,298,392	1

BNY Mellon Stock Index Fund, Inc. Initial Shares	97,234	69.08	6,716,936	4,943,743	1

BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	189,510	41.93	7,946,155	8,483,331	1

EQ Advisors Multimanager Aggressive Equity Portfolio Class IA	8,690	66.81	580,581	616,345	1

EQ/Common Stock Index Portfolio Class IA	50,441	43.14	2,175,935	1,623,302	1

EQ/Core Plus Bond Portfolio Class IA	3,796	3.50	13,290	14,740	1

EQ/International Equity Index Portfolio Class IA	13,902	10.73	149,153	127,810	1

EQ/Moderate Allocation Portfolio Class IA	29,206	11.96	349,416	332,842	1

EQ/Money Market Portfolio Class IA	9,884	1.00	9,891	9,890	1

Fidelity VIP Asset Manager Growth Portfolio Initial Class	290,221	21.41	6,213,627	5,284,164	1

Fidelity VIP Asset Manager Portfolio Initial Class	720,981	15.64	11,276,137	10,652,364	1

Fidelity VIP Asset Manager Portfolio Service Class 2	262,975	15.14	3,981,443	4,003,626	1

Fidelity VIP Contrafund Portfolio Initial Class	1,058,476	48.63	51,473,694	37,470,628	1

Fidelity VIP Contrafund Portfolio Service Class 2	951,513	46.83	44,559,339	38,965,329	1

Fidelity VIP Equity-Income Portfolio Initial Class	1,324,923	24.85	32,924,330	29,750,136	1

Fidelity VIP Equity-Income Portfolio Service Class 2	840,666	23.91	20,100,332	19,602,696	1

Fidelity VIP Freedom 2020 Portfolio Service Class 2	20,126	12.40	249,564	269,791	1

Fidelity VIP Freedom 2025 Portfolio Service Class 2	36,188	15.01	543,182	555,359	1

Fidelity VIP Freedom 2030 Portfolio Service Class 2	211,632	15.25	3,227,390	3,037,667	1

Fidelity VIP Government Money Market Portfolio Initial Class	13,606,233	1.00	13,606,233	13,606,233	1

Fidelity VIP Government Money Market Portfolio Service Class 2	1,237,632	1.00	1,237,632	1,237,632	1

Fidelity VIP Growth Portfolio Initial Class	985,502	93.10	91,750,214	74,599,545	1

Fidelity VIP Growth Portfolio Service Class 2	393,131	89.92	35,350,351	32,910,649	1

Fidelity VIP High Income Portfolio Initial Class	380,969	4.60	1,752,456	1,971,889	1

Fidelity VIP Index 500 Portfolio Initial Class	103,096	461.79	47,608,913	19,919,459	1

Fidelity VIP Investment Grade Bond Portfolio Initial Class	208,384	11.17	2,327,647	2,657,576	1

Fidelity VIP Mid Cap Portfolio Service Class 2	358,698	34.69	12,443,229	12,007,482	1

Fidelity VIP Overseas Portfolio Initial Class	262,921	25.82	6,788,611	5,238,501	1

FTVIP Franklin Mutual Shares VIP Fund Class 2	443,569	15.33	6,799,905	7,209,676	1

FTVIP Franklin Small Cap Value VIP Fund Class 2	684,951	13.27	9,089,305	9,251,385	1

FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	1,675	13.32	22,309	23,447	1

FTVIP Franklin U.S. Government Securities VIP Fund Class 2	162,682	10.36	1,685,386	1,802,864	1

FTVIP Templeton Foreign VIP Fund Class 2	250,900	14.24	3,572,813	3,296,427	1

Goldman Sachs VIT Strategic Growth Fund Institutional Shares	380,889	12.54	4,776,354	4,524,318	1

Invesco V.I. American Franchise Fund Series I	13,471	58.96	794,244	792,221	1

Invesco V.I. Conservative Balanced Fund Series I	85,077	15.36	1,306,789	1,366,521	1

  * Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

  The accompanying Notes to Financial Statements are an integral part of this statement.

6

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2023

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
Invesco V.I. Core Equity Fund Series I	315,679	$29.29	$9,246,249	$9,596,011	1

Invesco V.I. EQV International Equity Fund Series 1	243,505	34.09	8,301,079	8,465,250	1

Invesco V.I. Global Fund Series I	268,892	36.56	9,830,694	10,455,385	1

Invesco V.I. Global Real Estate Fund Series I	49,947	13.98	698,260	709,796	1

Invesco V.I. Global Strategic Income Fund Series I	69	4.29	297	277	1

Invesco V.I. Government Securities Fund Series I	758	10.32	7,820	8,141	1

Invesco V.I. Growth and Income Fund Series I	608,100	18.86	11,468,772	11,577,988	1

Invesco V.I. High Yield Fund Series I	160,968	4.69	754,940	807,120	1

Invesco V.I. Main Street Fund Series I	46,716	18.22	851,162	1,028,128	1

Janus Henderson Enterprise Portfolio Service Shares	121,234	68.37	8,288,785	8,806,526	1

Janus Henderson Forty Portfolio Service Shares	45,472	42.49	1,932,102	1,795,076	1

Janus Henderson Global Research Portfolio Service Shares	65,092	59.02	3,841,714	3,634,518	1

Janus Henderson Overseas Portfolio Service Shares	158,158	40.08	6,338,991	5,248,968	1

LVIP JPMorgan Core Bond Fund Standard Class	391,998	9.88	3,870,983	4,351,658	1

LVIP JPMorgan Mid Cap Value Fund Standard Class	39,626	10.17	403,118	411,427	1

LVIP JPMorgan Small Cap Core Fund Standard Class	209,124	19.85	4,150,901	4,293,233	1

LVIP JPMorgan U.S. Equity Fund Standard Class	13,720	37.63	516,233	415,979	1

MFS VIT Growth Series Initial Class	567,885	60.29	34,237,784	31,779,103	1

MFS VIT Investors Trust Series Initial Class	89,891	35.99	3,235,159	2,673,439	1

MFS VIT New Discovery Series Initial Class	618,362	12.94	8,001,599	9,823,052	1

MFS VIT Research Series Initial Class	328,544	31.97	10,503,553	9,720,038	1

MFS VIT Total Return Series Initial Class	195,738	23.26	4,552,864	4,615,623	1

MFS VIT Utilities Series Initial Class	221,691	32.25	7,149,523	7,682,542	1

MFS VIT II Core Equity Portfolio Initial Class	528,104	27.67	14,612,625	13,460,496	1

Morgan Stanley VIF Growth Portfolio Class I	459,568	13.35	6,135,226	8,494,789	1

Neuberger Berman AMT Mid Cap Growth Portfolio Class I	284,050	26.63	7,564,253	8,510,997	1

Neuberger Berman AMT Short Duration Bond Portfolio Class I	4,279	9.64	41,245	44,436	1

Neuberger Berman AMT Sustainable Equity Portfolio Class I	16,636	33.35	554,824	444,294	1

PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	175,079	5.35	936,672	1,187,684	1

PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	50,868	9.62	489,354	551,395	1

PIMCO Real Return Portfolio Administrative Class	581,887	11.57	6,732,434	7,297,605	1

PIMCO Short-Term Portfolio Administrative Class	415,818	10.23	4,253,818	4,278,203	1

PIMCO Total Return Portfolio Administrative Class	1,359,975	9.18	12,484,572	13,952,538	1

Pioneer Fund VCT Portfolio Class I	127,698	16.01	2,044,450	1,901,399	1

Pioneer Mid Cap Value VCT Portfolio Class I	104,775	11.20	1,173,478	1,326,173	1

Pioneer Select Mid Cap Growth VCT Portfolio Class I	144,699	22.02	3,186,266	3,716,084	1

Putnam VT Diversified Income Fund Class IB	972,416	4.65	4,521,734	5,419,502	1

Putnam VT International Value Fund Class IB	358,285	11.76	4,213,433	3,698,684	1

Putnam VT Large Cap Growth Fund Class IB	6,939	13.48	93,541	81,462	1

Putnam VT Large Cap Value Fund Class IB	604,886	28.82	17,432,817	15,634,168	1

Putnam VT Small Cap Value Fund Class IB	13,206	11.43	150,940	137,389	1

Putnam VT Sustainable Leaders Fund Class IB	2,805	39.60	111,075	111,998	1

SST SA Multi-Managed Mid Cap Value Portfolio Class 3	11,422	15.87	181,264	193,804	1

SAST SA AB Growth Portfolio Class 1	166,872	54.64	9,117,898	8,045,721	1

SAST SA DFA Ultra Short Bond Portfolio Class 1	124,768	10.62	1,325,035	1,327,628	1

SAST SA Federated Hermes Corporate Bond Portfolio Class 1	16,259	11.57	188,118	211,693	1

SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	22,558	12.05	271,823	326,013	1

SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	152,760	18.01	2,751,212	3,005,728	1

SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	47,117	10.98	517,347	588,106	1

SAST SA Goldman Sachs Global Bond Portfolio Class 1	16,535	9.51	157,250	178,219	1

SAST SA Invesco Growth Opportunities Portfolio Class 1	21,187	6.21	131,569	173,376	1

SAST SA Janus Focused Growth Portfolio Class 1	64,511	16.72	1,078,618	933,917	1

 * Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

  The accompanying Notes to Financial Statements are an integral part of this statement.

7

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2023

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*

SAST SA JPMorgan Diversified Balanced Portfolio Class 1	266,710	$17.78	$4,742,111	$4,916,765	1

SAST SA JPMorgan Emerging Markets Portfolio Class 1	41,146	7.36	302,838	335,819	1

SAST SA JPMorgan Equity-Income Portfolio Class 1	100,987	31.82	3,213,399	3,334,823	1

SAST SA JPMorgan Global Equities Portfolio Class 1	19,220	18.88	362,880	361,490	1

SAST SA JPMorgan Large Cap Core Portfolio Class 1	21,152	20.79	439,750	430,567	1

SAST SA JPMorgan MFS Core Bond Portfolio Class 1	8,900	8.13	72,359	77,448	1

SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	503,779	16.97	8,549,125	10,457,409	1

SAST SA MFS Blue Chip Growth Portfolio Class 1	5,417	13.87	75,136	66,338	1

SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	30,522	20.86	636,680	654,050	1

SAST SA MFS Total Return Portfolio Class 1	44,940	17.86	802,628	833,327	1

SAST SA Morgan Stanley International Equities Portfolio Class 1	39,639	9.54	378,154	380,595	1

SAST SA PineBridge High-Yield Bond Portfolio Class 1	59,497	5.15	306,407	326,066	1

SAST SA Putnam International Growth and Income Portfolio Class 1	44,779	11.50	514,955	486,274	1

SAST SA Wellington Capital Appreciation Portfolio Class 1	172,929	31.99	5,531,983	6,802,132	1

SAST SA Wellington Capital Appreciation Portfolio Class 3	42,844	24.85	1,064,673	1,298,549	1

SAST SA Wellington Government and Quality Bond Portfolio Class 1	20,153	13.19	265,815	299,631	1

SAST SA Wellington Government and Quality Bond Portfolio Class 3	45,382	13.16	597,231	697,830	1

VALIC Company I Core Bond Fund	44,511	10.00	445,111	485,152	1

VALIC Company I Dynamic Allocation Fund	913,207	9.96	9,095,538	10,367,219	1

VALIC Company I Emerging Economies Fund	88,736	5.85	519,107	696,522	1

VALIC Company I International Equities Index Fund	590,518	8.02	4,735,953	4,375,421	1

VALIC Company I International Value Fund	21,976	9.96	218,881	210,718	1

VALIC Company I Mid Cap Index Fund	691,802	25.88	17,903,847	17,894,859	1

VALIC Company I Mid Cap Value Fund	14,713	18.84	277,198	275,472	1

VALIC Company I Nasdaq-100 Index Fund	529,558	23.32	12,349,293	10,999,664	1

VALIC Company I Science & Technology Fund	268,663	24.66	6,625,232	7,013,445	1

VALIC Company I Small Cap Index Fund	608,151	14.96	9,097,938	10,741,520	1

VALIC Company I Stock Index Fund	550,178	51.17	28,152,592	25,868,911	1

VALIC Company I U.S. Socially Responsible Fund	11,394	19.33	220,245	226,772	1

VanEck VIP Emerging Markets Fund Initial Class	13,755	9.21	126,680	155,827	1

VanEck VIP Global Resources Fund Initial Class	9,960	26.59	264,839	219,102	1

Vanguard VIF High Yield Bond Portfolio	774,168	7.37	5,705,616	5,803,484	1

Vanguard VIF Real Estate Index Portfolio	1,103,435	11.92	13,152,940	13,475,248	1

  * Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

  The accompanying Notes to Financial Statements are an integral part of this statement.

8

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AB VPS Balanced Hedged Allocation Portfolio Class A	AB VPS Intermediate Bond Portfolio Class A	AB VPS Large Cap Growth Portfolio Class A	AB VPS Relative Value Portfolio Class A	AB VPS Small Cap Growth Portfolio Class A
For the Year Ended December 31, 2023

From operations:

Dividends	$2,140	$—	$—	$26,176	$—

Mortality and expense risk and administrative charges	(904)	—	(168,813)	(8,779)	(2,780)
Net investment income (loss)	1,236	—	(168,813)	17,397	(2,780)

Net realized gain (loss)	(10,316)	—	67,054	26,258	(25,060)

Capital gain distribution from mutual funds	9,232	—	2,296,477	137,651	—

Change in unrealized appreciation (depreciation) of investments	21,161	—	7,909,394	12,626	117,510
Increase (decrease) in net assets from operations	21,313	—	10,104,112	193,932	89,670

From contract transactions:

Payments received from contract owners	14,604	—	110,662	84,056	15,436

Payments for contract benefits or terminations	(9,813)	—	(49,388)	(77,307)	(29,535)

Policy loans	(120)	—	22,195	3,611	(7,487)

Transfers between sub-accounts (including fixed account), net	157	—	19,664	347	29

Contract maintenance charges	(15,069)	—	(227,907)	(140,456)	(20,597)
Increase (decrease) in net assets from contract transactions	(10,241)	—	(124,774)	(129,749)	(42,154)

Increase (decrease) in net assets	11,072	—	9,979,338	64,183	47,516

Net assets at beginning of period	177,672	—	29,364,827	1,770,325	530,335
Net assets at end of period	$188,744	$—	$39,344,165	$1,834,508	$577,851

Beginning units	9,103	—	502,708	18,596	10,800

Units issued	916	—	2,814	1,282	618

Units redeemed	(1,421)	—	(4,783)	(2,590)	(1,398)
Ending units	8,598	—	500,739	17,288	10,020

For the Year Ended December 31, 2022

From operations:

Dividends	$6,534	$—	$—	$24,894	$—

Mortality and expense risk and administrative charges	(976)	(20)	(158,695)	(8,854)	(3,020)
Net investment income (loss)	5,558	(20)	(158,695)	16,040	(3,020)

Net realized gain (loss)	(3,665)	(1,679)	67,835	37,990	(6,882)

Capital gain distribution from mutual funds	19,367	—	3,837,779	283,335	245,816

Change in unrealized appreciation (depreciation) of investments	(64,630)	683	(15,685,245)	(428,257)	(581,428)
Increase (decrease) in net assets from operations	(43,370)	(1,016)	(11,938,326)	(90,892)	(345,514)

From contract transactions:

Payments received from contract owners	11,083	53	127,435	101,939	21,038

Payments for contract benefits or terminations	(106)	—	(37,589)	(25,596)	—

Policy loans	(112)	150	514	13,036	563

Transfers between sub-accounts (including fixed account), net	(21)	(22,379)	51,635	2,298	(1,272)

Contract maintenance charges	(14,914)	(611)	(214,331)	(142,840)	(21,574)
Increase (decrease) in net assets from contract transactions	(4,070)	(22,787)	(72,336)	(51,163)	(1,245)

Increase (decrease) in net assets	(47,440)	(23,803)	(12,010,662)	(142,055)	(346,759)

Net assets at beginning of period	225,112	23,803	41,375,489	1,912,380	877,094
Net assets at end of period	$177,672	$—	$29,364,827	$1,770,325	$530,335

Beginning units	9,297	1,519	504,202	19,151	10,824

Units issued	597	92	3,938	1,370	422

Units redeemed	(791)	(1,611)	(5,432)	(1,925)	(446)
Ending units	9,103	—	502,708	18,596	10,800

 The accompanying Notes to Financial Statements are an integral part of this statement.

9

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AB VPS Sustainable Global Thematic Growth Portfolio Class A	Alger Capital Appreciation Portfolio Class I-2	Alger Mid Cap Growth Portfolio Class I-2	American Century VP Capital Appreciation Fund Class I	American Century VP Disciplined Core Value Fund Class I
For the Year Ended December 31, 2023

From operations:

Dividends	$4,028	$—	$—	$—	$2,478

Mortality and expense risk and administrative charges	(5,449)	(35,431)	(12,193)	(317)	(159)
Net investment income (loss)	(1,421)	(35,431)	(12,193)	(317)	2,319

Net realized gain (loss)	47,467	(826,499)	(307,318)	(3,683)	(1,591)

Capital gain distribution from mutual funds	83,339	—	—	456	—

Change in unrealized appreciation (depreciation) of investments	71,530	4,846,844	994,318	63,221	12,952
Increase (decrease) in net assets from operations	200,915	3,984,914	674,807	59,677	13,680

From contract transactions:

Payments received from contract owners	63,679	461,010	202,801	8,612	8,260

Payments for contract benefits or terminations	(45,355)	(614,524)	(86,686)	(3,813)	—

Policy loans	11,617	(17,070)	(12,348)	462	388

Transfers between sub-accounts (including fixed account), net	(16,442)	(207,483)	(6,764)	24	(11)

Contract maintenance charges	(74,525)	(360,492)	(202,493)	(13,041)	(7,442)
Increase (decrease) in net assets from contract transactions	(61,026)	(738,559)	(105,490)	(7,756)	1,195

Increase (decrease) in net assets	139,889	3,246,355	569,317	51,921	14,875

Net assets at beginning of period	1,322,741	9,330,065	3,038,541	293,931	157,626
Net assets at end of period	$1,462,630	$12,576,420	$3,607,858	$345,852	$172,501

Beginning units	44,985	311,250	139,141	7,691	4,861

Units issued	3,132	135,177	65,942	262	269

Units redeemed	(4,563)	(153,900)	(71,181)	(447)	(229)
Ending units	43,554	292,527	133,902	7,506	4,901

For the Year Ended December 31, 2022

From operations:

Dividends	$—	$—	$—	$—	$3,048

Mortality and expense risk and administrative charges	(5,841)	(39,041)	(13,643)	(315)	(175)
Net investment income (loss)	(5,841)	(39,041)	(13,643)	(315)	2,873

Net realized gain (loss)	86,283	(332,684)	(223,611)	(3,653)	(4,408)

Capital gain distribution from mutual funds	143,580	837,569	109,164	44,588	44,797

Change in unrealized appreciation (depreciation) of investments	(763,540)	(5,929,576)	(1,678,997)	(157,259)	(68,753)
Increase (decrease) in net assets from operations	(539,518)	(5,463,732)	(1,807,087)	(116,639)	(25,491)

From contract transactions:

Payments received from contract owners	90,672	450,751	154,436	8,193	7,370

Payments for contract benefits or terminations	(57,463)	(325,160)	(115,295)	—	(6,106)

Policy loans	(9,122)	111,317	(33,666)	(589)	(1,204)

Transfers between sub-accounts (including fixed account), net	(50,379)	(345,513)	(18,112)	(20)	(13,136)

Contract maintenance charges	(90,741)	(360,140)	(159,135)	(12,092)	(8,129)
Increase (decrease) in net assets from contract transactions	(117,033)	(468,745)	(171,772)	(4,508)	(21,205)

Increase (decrease) in net assets	(656,551)	(5,932,477)	(1,978,859)	(121,147)	(46,696)

Net assets at beginning of period	1,979,292	15,262,542	5,017,400	415,078	204,322
Net assets at end of period	$1,322,741	$9,330,065	$3,038,541	$293,931	$157,626

Beginning units	48,510	317,031	145,839	7,801	5,493

Units issued	3,842	61,509	14,063	261	235

Units redeemed	(7,367)	(67,290)	(20,761)	(371)	(867)
Ending units	44,985	311,250	139,141	7,691	4,861

 The accompanying Notes to Financial Statements are an integral part of this statement.

10

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	American Century VP Value Fund Class I	American Funds IS American High- Income Trust Class 2	American Funds IS Asset Allocation Fund Class 2	American Funds IS Global Growth Fund Class 2	American Funds IS Growth Fund Class 2
For the Year Ended December 31, 2023

From operations:

Dividends	$391,195	$98,488	$213,977	$27,754	$28,289

Mortality and expense risk and administrative charges	(48,294)	(3,606)	(25,128)	(7,574)	(19,368)
Net investment income (loss)	342,901	94,882	188,849	20,180	8,921

Net realized gain (loss)	368,434	(6,536)	(7,666)	44,822	106,444

Capital gain distribution from mutual funds	1,292,143	—	362,610	233,438	433,434

Change in unrealized appreciation (depreciation) of investments	(606,952)	70,098	709,577	314,276	1,932,321
Increase (decrease) in net assets from operations	1,396,526	158,444	1,253,370	612,716	2,481,120

From contract transactions:

Payments received from contract owners	570,779	129,474	732,968	266,187	898,183

Payments for contract benefits or terminations	(617,387)	(4,584)	(34,369)	(58,256)	(50,795)

Policy loans	(22,497)	389	4,167	3,241	12,035

Transfers between sub-accounts (including fixed account), net	(159,633)	20,894	50,555	(76,829)	(264,538)

Contract maintenance charges	(715,334)	(102,269)	(746,729)	(223,012)	(713,842)
Increase (decrease) in net assets from contract transactions	(944,072)	43,904	6,592	(88,669)	(118,957)

Increase (decrease) in net assets	452,454	202,348	1,259,962	524,047	2,362,163

Net assets at beginning of period	16,532,284	1,279,218	8,990,545	2,790,886	6,532,713
Net assets at end of period	$16,984,738	$1,481,566	$10,250,507	$3,314,933	$8,894,876

Beginning units	544,184	105,538	624,816	169,450	326,979

Units issued	73,709	14,722	53,892	16,234	58,108

Units redeemed	(105,516)	(11,412)	(55,416)	(21,877)	(64,605)
Ending units	512,377	108,848	623,292	163,807	320,482

For the Year Ended December 31, 2022

From operations:

Dividends	$345,565	$102,881	$177,542	$19,664	$23,480

Mortality and expense risk and administrative charges	(57,570)	(3,537)	(24,932)	(7,129)	(18,143)
Net investment income (loss)	287,995	99,344	152,610	12,535	5,337

Net realized gain (loss)	1,229,449	(13,670)	55,206	17,948	182,385

Capital gain distribution from mutual funds	1,325,714	—	964,518	321,680	1,027,542

Change in unrealized appreciation (depreciation) of investments	(2,785,668)	(226,535)	(2,615,891)	(1,225,521)	(3,957,382)
Increase (decrease) in net assets from operations	57,490	(140,861)	(1,443,557)	(873,358)	(2,742,118)

From contract transactions:

Payments received from contract owners	602,331	136,815	717,328	302,112	932,091

Payments for contract benefits or terminations	(348,195)	(163)	(9,635)	(6,360)	(61,342)

Policy loans	(91,630)	(5,505)	(2,738)	(4,368)	(10,637)

Transfers between sub-accounts (including fixed account), net	(604,228)	(88,335)	(174,275)	147,664	(74,591)

Contract maintenance charges	(690,839)	(111,017)	(797,724)	(249,788)	(794,673)
Increase (decrease) in net assets from contract transactions	(1,132,561)	(68,205)	(267,044)	189,260	(9,152)

Increase (decrease) in net assets	(1,075,071)	(209,066)	(1,710,601)	(684,098)	(2,751,270)

Net assets at beginning of period	17,607,355	1,488,284	10,701,146	3,474,984	9,283,983
Net assets at end of period	$16,532,284	$1,279,218	$8,990,545	$2,790,886	$6,532,713

Beginning units	584,309	111,292	644,305	158,913	322,442

Units issued	251,878	12,618	50,906	30,531	58,783

Units redeemed	(292,003)	(18,372)	(70,395)	(19,994)	(54,246)
Ending units	544,184	105,538	624,816	169,450	326,979

 The accompanying Notes to Financial Statements are an integral part of this statement.

11

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	American Funds IS Growth-Income Fund Class 2	American Funds IS International Fund Class 2	BNY Mellon IP MidCap Stock Portfolio Initial Shares	BNY Mellon Stock Index Fund, Inc. Initial Shares	BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares
For the Year Ended December 31, 2023

From operations:

Dividends	$106,926	$28,031	$31,732	$86,777	$23,852

Mortality and expense risk and administrative charges	(19,259)	(5,249)	(9,711)	(20,401)	(17,498)
Net investment income (loss)	87,667	22,782	22,021	66,376	6,354

Net realized gain (loss)	54,784	(33,394)	(111,421)	121,842	(107,607)

Capital gain distribution from mutual funds	402,300	—	127,576	220,610	160,764

Change in unrealized appreciation (depreciation) of investments	1,222,755	310,362	669,077	974,718	528,398
Increase (decrease) in net assets from operations	1,767,506	299,750	707,253	1,383,546	587,909

From contract transactions:

Payments received from contract owners	884,616	270,089	153,440	136,653	316,558

Payments for contract benefits or terminations	(43,927)	(26,355)	(223,268)	(48,552)	(228,378)

Policy loans	11,729	57	(2,860)	8,001	(26,977)

Transfers between sub-accounts (including fixed account), net	(249,683)	3,173	(47,759)	6,116	533,292

Contract maintenance charges	(613,895)	(189,575)	(194,460)	(276,205)	(419,960)
Increase (decrease) in net assets from contract transactions	(11,160)	57,389	(314,907)	(173,987)	174,535

Increase (decrease) in net assets	1,756,346	357,139	392,346	1,209,559	762,444

Net assets at beginning of period	6,837,886	1,899,628	3,930,665	5,507,377	7,183,711
Net assets at end of period	$8,594,232	$2,256,767	$4,323,011	$6,716,936	$7,946,155

Beginning units	390,488	177,889	143,420	101,035	271,452

Units issued	45,894	27,953	38,462	2,429	70,425

Units redeemed	(47,396)	(23,006)	(49,049)	(4,593)	(68,472)
Ending units	388,986	182,836	132,833	98,871	273,405

For the Year Ended December 31, 2022

From operations:

Dividends	$91,847	$34,979	$30,468	$80,247	$—

Mortality and expense risk and administrative charges	(17,907)	(4,947)	(13,173)	(20,300)	(24,703)
Net investment income (loss)	73,940	30,032	17,295	59,947	(24,703)

Net realized gain (loss)	65,968	(23,127)	(172,363)	175,735	(362,079)

Capital gain distribution from mutual funds	694,343	270,676	1,027,710	516,733	1,668,952

Change in unrealized appreciation (depreciation) of investments	(2,200,242)	(754,026)	(1,573,116)	(2,057,198)	(2,748,919)
Increase (decrease) in net assets from operations	(1,365,991)	(476,445)	(700,474)	(1,304,783)	(1,466,749)

From contract transactions:

Payments received from contract owners	891,452	283,386	154,195	155,086	311,942

Payments for contract benefits or terminations	(37,037)	(18,441)	(211,075)	(95,354)	(215,673)

Policy loans	(11,153)	(716)	(34,386)	(14,618)	123,833

Transfers between sub-accounts (including fixed account), net	(174,090)	78,260	(5,206)	(18,046)	(130,831)

Contract maintenance charges	(694,695)	(209,421)	(201,825)	(279,473)	(413,520)
Increase (decrease) in net assets from contract transactions	(25,523)	133,068	(298,297)	(252,405)	(324,249)

Increase (decrease) in net assets	(1,391,514)	(343,377)	(998,771)	(1,557,188)	(1,790,998)

Net assets at beginning of period	8,229,400	2,243,005	4,929,436	7,064,565	8,974,709
Net assets at end of period	$6,837,886	$1,899,628	$3,930,665	$5,507,377	$7,183,711

Beginning units	392,333	166,122	155,754	104,950	285,336

Units issued	51,227	37,212	33,573	3,087	176,215

Units redeemed	(53,072)	(25,445)	(45,907)	(7,002)	(190,099)
Ending units	390,488	177,889	143,420	101,035	271,452

 The accompanying Notes to Financial Statements are an integral part of this statement.

12

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	EQ Advisors Multimanager Aggressive Equity Portfolio Class IA	EQ/Common Stock Index Portfolio Class IA	EQ/Core Plus Bond Portfolio Class IA	EQ/International Equity Index Portfolio Class IA	EQ/Moderate Allocation Portfolio Class IA
For the Year Ended December 31, 2023

From operations:

Dividends	$1,991	$22,771	$305	$4,016	$6,446

Mortality and expense risk and administrative charges	(4,124)	(15,454)	(102)	(1,071)	(2,724)

Net investment income (loss)	(2,133)	7,317	203	2,945	3,722

Net realized gain (loss)	3,645	128,701	(354)	2,078	(81,252)

Capital gain distribution from mutual funds	11,997	84,721	—	—	7,490

Change in unrealized appreciation (depreciation) of investments	157,724	226,138	621	18,703	108,978
Increase (decrease) in net assets from operations	171,233	446,877	470	23,726	38,938

From contract transactions:

Payments received from contract owners	18,062	50,745	2,679	7,564	31,860

Payments for contract benefits or terminations	(43,201)	(108,122)	—	(41)	(28,109)

Policy loans	(8,216)	(14,981)	(166)	(4)	(4,002)

Transfers between sub-accounts (including fixed account), net	(111)	(3)	1	(66)	(653)

Contract maintenance charges	(37,668)	(119,843)	(4,211)	(16,880)	(64,890)
Increase (decrease) in net assets from contract transactions	(71,134)	(192,204)	(1,697)	(9,427)	(65,794)

Increase (decrease) in net assets	100,099	254,673	(1,227)	14,299	(26,856)

Net assets at beginning of period	480,482	1,921,262	14,517	134,854	376,272
Net assets at end of period	$580,581	$2,175,935	$13,290	$149,153	$349,416

Beginning units	4,878	14,504	45	307	723

Units issued	87	115	6	9	13,058

Units redeemed	(671)	(1,393)	(11)	(29)	(7,761)
Ending units	4,294	13,226	40	287	6,020

For the Year Ended December 31, 2022

From operations:

Dividends	$—	$16,211	$373	$3,347	$4,997

Mortality and expense risk and administrative charges	(4,446)	(16,374)	(122)	(1,038)	(3,184)
Net investment income (loss)	(4,446)	(163)	251	2,309	1,813

Net realized gain (loss)	12,579	148,729	(205)	541	(11,759)

Capital gain distribution from mutual funds	71,382	112,727	14	—	31,240

Change in unrealized appreciation (depreciation) of investments	(334,127)	(784,679)	(2,552)	(23,773)	(102,209)
Increase (decrease) in net assets from operations	(254,612)	(523,386)	(2,492)	(20,923)	(80,915)

From contract transactions:

Payments received from contract owners	20,133	56,378	3,155	11,084	30,917

Payments for contract benefits or terminations	(44,019)	(98,529)	—	(5,114)	(9,984)

Policy loans	(5,055)	(12,104)	(7)	(370)	(5,785)

Transfers between sub-accounts (including fixed account), net	1	(23,662)	—	(1)	(33)

Contract maintenance charges	(41,413)	(136,780)	(4,878)	(19,458)	(77,214)
Increase (decrease) in net assets from contract transactions	(70,353)	(214,697)	(1,730)	(13,859)	(62,099)

Increase (decrease) in net assets	(324,965)	(738,083)	(4,222)	(34,782)	(143,014)

Net assets at beginning of period	805,447	2,659,345	18,739	169,636	519,286
Net assets at end of period	$480,482	$1,921,262	$14,517	$134,854	$376,272

Beginning units	5,507	16,047	50	337	837

Units issued	104	144	9	15	24

Units redeemed	(733)	(1,687)	(14)	(45)	(138)
Ending units	4,878	14,504	45	307	723

 The accompanying Notes to Financial Statements are an integral part of this statement.

13

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	EQ/Money Market Portfolio Class IA	Fidelity VIP Asset Manager Growth Portfolio Initial Class	Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Asset Manager Portfolio Service Class 2	Fidelity VIP Contrafund Portfolio Initial Class
For the Year Ended December 31, 2023

From operations:

Dividends	$501	$106,848	$254,434	$83,321	$229,140

Mortality and expense risk and administrative charges	(86)	(44,755)	(79,066)	(10,987)	(340,643)

Net investment income (loss)	415	62,093	175,368	72,334	(111,503)

Net realized gain (loss)	1	166,446	(783,031)	(32,279)	2,001,946

Capital gain distribution from mutual funds	—	—	120,156	42,437	1,662,584

Change in unrealized appreciation (depreciation) of investments	(1)	637,723	1,738,446	362,041	9,597,513
Increase (decrease) in net assets from operations	415	866,262	1,250,939	444,533	13,150,540

From contract transactions:

Payments received from contract owners	2,178	357,934	630,940	240,325	1,330,044

Payments for contract benefits or terminations	(1,505)	(274,254)	(479,694)	(123,236)	(2,812,640)

Policy loans	—	(16,747)	(42,378)	12,036	(164,603)

Transfers between sub-accounts (including fixed account), net	—	(66,303)	(5,439)	9,513	(57,167)

Contract maintenance charges	(3,445)	(471,005)	(923,582)	(289,479)	(2,080,737)
Increase (decrease) in net assets from contract transactions	(2,772)	(470,375)	(820,153)	(150,841)	(3,785,103)

Increase (decrease) in net assets	(2,357)	395,887	430,786	293,692	9,365,437

Net assets at beginning of period	12,248	5,817,740	10,845,351	3,687,751	42,108,257
Net assets at end of period	$9,891	$6,213,627	$11,276,137	$3,981,443	$51,473,694

Beginning units	68	12,136	34,359	200,034	361,439

Units issued	10	124	307,076	42,939	2,715

Units redeemed	(25)	(1,037)	(162,234)	(49,463)	(30,794)
Ending units	53	11,223	179,201	193,510	333,360

For the Year Ended December 31, 2022

From operations:

Dividends	$143	$113,396	$239,395	$73,946	$237,277

Mortality and expense risk and administrative charges	(110)	(47,478)	(85,625)	(13,693)	(343,171)

Net investment income (loss)	33	65,918	153,770	60,253	(105,894)

Net realized gain (loss)	2	147,620	61,818	(32,188)	1,467,789

Capital gain distribution from mutual funds	—	412,027	790,649	273,512	2,250,255

Change in unrealized appreciation (depreciation) of investments	(2)	(1,929,740)	(3,109,397)	(1,001,633)	(19,752,543)
Increase (decrease) in net assets from operations	33	(1,304,175)	(2,103,160)	(700,056)	(16,140,393)

From contract transactions:

Payments received from contract owners	1,988	391,614	657,114	249,525	1,328,870

Payments for contract benefits or terminations	(4,701)	(303,015)	(475,753)	(161,403)	(1,637,298)

Policy loans	—	1,349	(11,368)	5,783	14,648

Transfers between sub-accounts (including fixed account), net	—	(3,362)	(18,544)	36,511	(196,216)

Contract maintenance charges	(3,257)	(488,541)	(956,480)	(299,291)	(2,083,463)
Increase (decrease) in net assets from contract transactions	(5,970)	(401,955)	(805,031)	(168,875)	(2,573,459)

Increase (decrease) in net assets	(5,937)	(1,706,130)	(2,908,191)	(868,931)	(18,713,852)

Net assets at beginning of period	18,185	7,523,870	13,753,542	4,556,682	60,822,109
Net assets at end of period	$12,248	$5,817,740	$10,845,351	$3,687,751	$42,108,257

Beginning units	102	12,949	37,278	210,498	381,703

Units issued	10	175	2,398	48,395	3,695

Units redeemed	(44)	(988)	(5,317)	(58,859)	(23,959)
Ending units	68	12,136	34,359	200,034	361,439

 The accompanying Notes to Financial Statements are an integral part of this statement.

14

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Equity- Income Portfolio Initial Class	Fidelity VIP Equity- Income Portfolio Service Class 2	Fidelity VIP Freedom 2020 Portfolio Service Class 2	Fidelity VIP Freedom 2025 Portfolio Service Class 2
For the Year Ended December 31, 2023

From operations:

Dividends	$105,790	$607,397	$337,285	$7,221	$15,924

Mortality and expense risk and administrative charges	(119,107)	(237,317)	(55,043)	(814)	(2,270)
Net investment income (loss)	(13,317)	370,080	282,242	6,407	13,654

Net realized gain (loss)	1,634,717	451,099	246,693	(6,069)	(8,783)

Capital gain distribution from mutual funds	1,486,967	911,730	578,778	1,717	—

Change in unrealized appreciation (depreciation) of investments	8,356,535	1,263,078	757,531	25,023	71,747
Increase (decrease) in net assets from operations	11,464,902	2,995,987	1,865,244	27,078	76,618

From contract transactions:

Payments received from contract owners	1,574,508	1,371,898	829,744	18,344	32,594

Payments for contract benefits or terminations	(1,397,135)	(1,777,518)	(915,327)	(3,823)	(61)

Policy loans	(113,302)	(59,428)	(28,925)	(235)	22,002

Transfers between sub-accounts (including fixed account), net	(684,839)	153,104	181,876	837	(279,428)

Contract maintenance charges	(1,742,846)	(1,986,573)	(956,525)	(26,195)	(50,392)
Increase (decrease) in net assets from contract transactions	(2,363,614)	(2,298,517)	(889,157)	(11,072)	(275,285)

Increase (decrease) in net assets	9,101,288	697,470	976,087	16,006	(198,667)

Net assets at beginning of period	35,458,051	32,226,860	19,124,245	233,558	741,849
Net assets at end of period	$44,559,339	$32,924,330	$20,100,332	$249,564	$543,182

Beginning units	1,254,816	255,457	765,987	12,228	36,375

Units issued	228,382	1,684	128,065	776	3,940

Units redeemed	(295,332)	(19,499)	(162,999)	(1,309)	(16,865)
Ending units	1,187,866	237,642	731,053	11,695	23,450

For the Year Ended December 31, 2022

From operations:

Dividends	$104,099	$620,494	$341,929	$5,540	$14,052

Mortality and expense risk and administrative charges	(133,183)	(246,993)	(64,851)	(1,096)	(2,773)
Net investment income (loss)	(29,084)	373,501	277,078	4,444	11,279

Net realized gain (loss)	1,470,909	583,422	421,366	(15,759)	(4,209)

Capital gain distribution from mutual funds	1,952,349	1,088,415	685,135	36,912	49,788

Change in unrealized appreciation (depreciation) of investments	(16,830,290)	(4,097,480)	(2,621,949)	(93,013)	(207,587)
Increase (decrease) in net assets from operations	(13,436,116)	(2,052,142)	(1,238,370)	(67,416)	(150,729)

From contract transactions:

Payments received from contract owners	1,601,855	1,417,179	834,154	24,420	36,280

Payments for contract benefits or terminations	(1,023,593)	(1,303,210)	(855,077)	(87,596)	(10,497)

Policy loans	(1,561)	(16,987)	(60,090)	118	13,445

Transfers between sub-accounts (including fixed account), net	(486,950)	248,988	(945,689)	(16,665)	28,941

Contract maintenance charges	(1,776,939)	(2,059,489)	(953,596)	(26,983)	(50,524)
Increase (decrease) in net assets from contract transactions	(1,687,188)	(1,713,519)	(1,980,298)	(106,706)	17,645

Increase (decrease) in net assets	(15,123,304)	(3,765,661)	(3,218,668)	(174,122)	(133,084)

Net assets at beginning of period	50,581,355	35,992,521	22,342,913	407,680	874,933
Net assets at end of period	$35,458,051	$32,226,860	$19,124,245	$233,558	$741,849

Beginning units	1,305,230	269,140	848,811	17,963	35,751

Units issued	270,670	4,291	288,224	3,053	5,342

Units redeemed	(321,084)	(17,974)	(371,048)	(8,788)	(4,718)
Ending units	1,254,816	255,457	765,987	12,228	36,375

 The accompanying Notes to Financial Statements are an integral part of this statement.

15

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Freedom 2030 Portfolio Service Class 2	Fidelity VIP Government Money Market Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Service Class 2	Fidelity VIP Growth Portfolio Initial Class	Fidelity VIP Growth Portfolio Service Class 2
For the Year Ended December 31, 2023

From operations:

Dividends	$69,049	$695,875	$69,717	$106,811	$1,141

Mortality and expense risk and administrative charges	(6,415)	(49,278)	(3,937)	(590,313)	(90,956)

Net investment income (loss)	62,634	646,597	65,780	(483,502)	(89,815)

Net realized gain (loss)	(14,336)	—	—	1,543,305	1,047,779

Capital gain distribution from mutual funds	—	—	—	3,843,246	1,508,305

Change in unrealized appreciation (depreciation) of investments	362,170	—	—	19,774,581	6,869,908
Increase (decrease) in net assets from operations	410,468	646,597	65,780	24,677,630	9,336,177

From contract transactions:

Payments received from contract owners	91,300	1,282,135	42,765	2,063,220	729,282

Payments for contract benefits or terminations	(41,174)	(1,350,075)	(303,863)	(3,406,618)	(826,544)

Policy loans	(12,343)	(6,706)	34	(227,114)	(51,318)

Transfers between sub-accounts (including fixed account), net	(5,274)	1,149,942	(44,482)	(71,800)	797,000

Contract maintenance charges	(155,738)	(1,811,241)	(144,798)	(3,442,098)	(1,087,249)
Increase (decrease) in net assets from contract transactions	(123,229)	(735,945)	(450,344)	(5,084,410)	(438,829)

Increase (decrease) in net assets	287,239	(89,348)	(384,564)	19,593,220	8,897,348

Net assets at beginning of period	2,940,151	13,695,581	1,622,196	72,156,994	26,453,003
Net assets at end of period	$3,227,390	$13,606,233	$1,237,632	$91,750,214	$35,350,351

Beginning units	137,491	1,151,207	157,339	482,060	730,782

Units issued	5,117	905,435	42,238	4,995	196,311

Units redeemed	(10,505)	(968,729)	(84,575)	(32,371)	(214,318)
Ending units	132,103	1,087,913	115,002	454,684	712,775

For the Year Ended December 31, 2022

From operations:

Dividends	$53,879	$176,973	$20,586	$502,089	$103,937

Mortality and expense risk and administrative charges	(10,346)	(32,994)	(3,963)	(588,079)	(103,090)

Net investment income (loss)	43,533	143,979	16,623	(85,990)	847

Net realized gain (loss)	42,547	—	—	1,216,061	826,676

Capital gain distribution from mutual funds	217,142	—	—	6,050,344	2,270,983

Change in unrealized appreciation (depreciation) of investments	(939,135)	—	—	(32,227,646)	(12,234,471)
Increase (decrease) in net assets from operations	(635,913)	143,979	16,623	(25,047,231)	(9,135,965)

From contract transactions:

Payments received from contract owners	93,428	939,543	69,039	2,137,798	766,932

Payments for contract benefits or terminations	(53,308)	(967,455)	(2,723)	(2,925,778)	(797,843)

Policy loans	(25,326)	(3,610)	(429)	(241,186)	(3,990)

Transfers between sub-accounts (including fixed account), net	(3,677)	10,796,878	960,949	(129,289)	124,835

Contract maintenance charges	(138,996)	(1,129,637)	(127,088)	(3,392,919)	(1,022,212)
Increase (decrease) in net assets from contract transactions	(127,879)	9,635,719	899,748	(4,551,374)	(932,278)

Increase (decrease) in net assets	(763,792)	9,779,698	916,371	(29,598,605)	(10,068,243)

Net assets at beginning of period	3,703,943	3,915,883	705,825	101,755,599	36,521,246
Net assets at end of period	$2,940,151	$13,695,581	$1,622,196	$72,156,994	$26,453,003

Beginning units	146,780	180,001	69,064	508,683	762,029

Units issued	74,313	1,390,648	224,937	4,124	193,785

Units redeemed	(83,602)	(419,442)	(136,662)	(30,747)	(225,032)
Ending units	137,491	1,151,207	157,339	482,060	730,782
 The accompanying Notes to Financial Statements are an integral part of this statement.

16

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP High Income Portfolio Initial Class	Fidelity VIP Index 500 Portfolio Initial Class	Fidelity VIP Investment Grade Bond Portfolio Initial Class	Fidelity VIP Mid Cap Portfolio Service Class 2	Fidelity VIP Overseas Portfolio Initial Class
For the Year Ended December 31, 2023

From operations:

Dividends	$96,095	$644,862	$59,214	$45,359	$66,886

Mortality and expense risk and administrative charges	(11,475)	(328,156)	(15,940)	(39,461)	(47,491)
Net investment income (loss)	84,620	316,706	43,274	5,898	19,395

Net realized gain (loss)	(44,751)	2,280,200	(41,528)	68,690	182,490

Capital gain distribution from mutual funds	—	404,768	—	338,493	16,917

Change in unrealized appreciation (depreciation) of investments	121,922	6,888,503	121,216	1,184,244	931,567
Increase (decrease) in net assets from operations	161,791	9,890,177	122,962	1,597,325	1,150,369

From contract transactions:

Payments received from contract owners	128,792	1,521,000	180,375	505,163	408,300

Payments for contract benefits or terminations	(84,814)	(1,747,149)	(94,789)	(510,061)	(280,326)

Policy loans	(1,636)	(313,044)	4,911	(44,556)	(4,827)

Transfers between sub-accounts (including fixed account), net	(875)	(89,839)	(2,279)	(73,896)	(7,956)

Contract maintenance charges	(186,126)	(2,230,300)	(255,979)	(549,839)	(551,860)
Increase (decrease) in net assets from contract transactions	(144,659)	(2,859,332)	(167,761)	(673,189)	(436,669)

Increase (decrease) in net assets	17,132	7,030,845	(44,799)	924,136	713,700

Net assets at beginning of period	1,735,324	40,578,068	2,372,446	11,519,093	6,074,911
Net assets at end of period	$1,752,456	$47,608,913	$2,327,647	$12,443,229	$6,788,611

Beginning units	19,317	348,525	20,295	486,453	22,574

Units issued	1,415	1,488	1,586	56,620	482

Units redeemed	(3,004)	(23,545)	(2,994)	(81,151)	(1,564)
Ending units	17,728	326,468	18,887	461,922	21,492

For the Year Ended December 31, 2022

From operations:

Dividends	$93,287	$644,044	$56,667	$32,452	$68,899

Mortality and expense risk and administrative charges	(12,482)	(331,829)	(17,591)	(43,451)	(48,612)

Net investment income (loss)	80,805	312,215	39,076	(10,999)	20,287

Net realized gain (loss)	(52,323)	2,064,229	(25,715)	42,523	172,430

Capital gain distribution from mutual funds	—	345,558	138,967	823,702	61,853

Change in unrealized appreciation (depreciation) of investments	(278,143)	(12,494,983)	(544,776)	(3,102,334)	(2,426,477)
Increase (decrease) in net assets from operations	(249,661)	(9,772,981)	(392,448)	(2,247,108)	(2,171,907)

From contract transactions:

Payments received from contract owners	149,507	1,598,344	190,827	549,329	416,200

Payments for contract benefits or terminations	(83,766)	(1,696,357)	(149,407)	(325,420)	(277,955)

Policy loans	8,933	(22,404)	2,220	1,711	(10,251)

Transfers between sub-accounts (including fixed account), net	202	5,642	1,770	(64,183)	(45,202)

Contract maintenance charges	(207,044)	(2,212,924)	(269,500)	(602,267)	(555,034)
Increase (decrease) in net assets from contract transactions	(132,168)	(2,327,699)	(224,090)	(440,830)	(472,242)

Increase (decrease) in net assets	(381,829)	(12,100,680)	(616,538)	(2,687,938)	(2,644,149)

Net assets at beginning of period	2,117,153	52,678,748	2,988,984	14,207,031	8,719,060
Net assets at end of period	$1,735,324	$40,578,068	$2,372,446	$11,519,093	$6,074,911

Beginning units	19,745	367,292	22,024	503,167	23,873

Units issued	2,586	3,757	1,548	101,679	455

Units redeemed	(3,014)	(22,524)	(3,277)	(118,393)	(1,754)
Ending units	19,317	348,525	20,295	486,453	22,574

 The accompanying Notes to Financial Statements are an integral part of this statement.

17

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	FTVIP Franklin Mutual Shares VIP Fund Class 2	FTVIP Franklin Small Cap Value VIP Fund Class 2	FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	FTVIP Franklin U.S. Government Securities VIP Fund Class 2	FTVIP Templeton Foreign VIP Fund Class 2
For the Year Ended December 31, 2023

From operations:

Dividends	$120,972	$41,777	$—	$46,157	$113,304

Mortality and expense risk and administrative charges	(19,441)	(28,154)	(54)	(6,794)	(12,799)
Net investment income (loss)	101,531	13,623	(54)	39,363	100,505

Net realized gain (loss)	(193,645)	(381,427)	(3,465)	(85,250)	44,191

Capital gain distribution from mutual funds	556,800	452,899	—	—	—

Change in unrealized appreciation (depreciation) of investments	306,187	853,694	8,369	120,175	553,893
Increase (decrease) in net assets from operations	770,873	938,789	4,850	74,288	698,589

From contract transactions:

Payments received from contract owners	350,522	339,996	860	104,071	151,147

Payments for contract benefits or terminations	(91,975)	(259,490)	(527)	(30,102)	(121,373)

Policy loans	(5,321)	(31,687)	57	13,835	(18,815)

Transfers between sub-accounts (including fixed account), net	(41,816)	660,181	(13)	(1,014,592)	(237,754)

Contract maintenance charges	(370,563)	(420,476)	(2,244)	(120,003)	(223,285)
Increase (decrease) in net assets from contract transactions	(159,153)	288,524	(1,867)	(1,046,791)	(450,080)

Increase (decrease) in net assets	611,720	1,227,313	2,983	(972,503)	248,509

Net assets at beginning of period	6,188,185	7,861,992	19,326	2,657,889	3,324,304
Net assets at end of period	$6,799,905	$9,089,305	$22,309	$1,685,386	$3,572,813

Beginning units	344,817	318,474	680	225,652	306,634

Units issued	87,026	91,884	49	25,230	241,007

Units redeemed	(97,113)	(83,798)	(107)	(113,184)	(274,540)
Ending units	334,730	326,560	622	137,698	273,101

For the Year Ended December 31, 2022

From operations:

Dividends	$118,439	$85,445	$—	$55,560	$103,054

Mortality and expense risk and administrative charges	(22,399)	(30,798)	(92)	(8,998)	(12,842)

Net investment income (loss)	96,040	54,647	(92)	46,562	90,212

Net realized gain (loss)	(198,717)	(442,202)	(7,944)	(147,717)	(92,789)

Capital gain distribution from mutual funds	715,268	1,612,453	7,363	—	—

Change in unrealized appreciation (depreciation) of investments	(1,147,176)	(2,244,356)	(12,673)	(144,882)	(295,280)
Increase (decrease) in net assets from operations	(534,585)	(1,019,458)	(13,346)	(246,037)	(297,857)

From contract transactions:

Payments received from contract owners	366,151	364,959	1,208	113,112	223,043

Payments for contract benefits or terminations	(175,587)	(263,696)	(4,922)	(627,318)	(62,085)

Policy loans	560	(18,511)	(275)	8,232	8,040

Transfers between sub-accounts (including fixed account), net	(116,169)	(215,670)	1,786	1,475,910	(285,140)

Contract maintenance charges	(382,344)	(425,284)	(5,691)	(115,527)	(292,216)
Increase (decrease) in net assets from contract transactions	(307,389)	(558,202)	(7,894)	854,409	(408,358)

Increase (decrease) in net assets	(841,974)	(1,577,660)	(21,240)	608,372	(706,215)

Net assets at beginning of period	7,030,159	9,439,652	40,566	2,049,517	4,030,519
Net assets at end of period	$6,188,185	$7,861,992	$19,326	$2,657,889	$3,324,304

Beginning units	360,868	337,903	956	155,868	341,923

Units issued	58,726	132,091	278	157,483	88,798

Units redeemed	(74,777)	(151,520)	(554)	(87,699)	(124,087)
Ending units	344,817	318,474	680	225,652	306,634

The accompanying Notes to Financial Statements are an integral part of this statement.

18

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Goldman Sachs VIT Strategic Growth Fund Institutional Shares	Invesco V.I. American Franchise Fund Series I	Invesco V.I. Conservative Balanced Fund Series I	Invesco V.I. Core Equity Fund Series I	Invesco V.I. EQV International Equity Fund Series 1
For the Year Ended December 31, 2023

From operations:

Dividends	$—	$—	$23,907	$63,418	$15,320

Mortality and expense risk and administrative charges	(9,723)	(2,201)	(4,438)	(18,422)	(23,530)
Net investment income (loss)	(9,723)	(2,201)	19,469	44,996	(8,210)

Net realized gain (loss)	(213,511)	9,262	(34,312)	(289,880)	(237,195)

Capital gain distribution from mutual funds	182,167	15,673	—	204,654	5,736

Change in unrealized appreciation (depreciation) of investments	1,523,617	209,500	160,908	1,809,294	1,559,709
Increase (decrease) in net assets from operations	1,482,550	232,234	146,065	1,769,064	1,320,040

From contract transactions:

Payments received from contract owners	—	25,291	77,893	394,212	450,369

Payments for contract benefits or terminations	(6,702)	(10,619)	(41,191)	(271,336)	(212,815)

Policy loans	(73)	8,469	1,255	(21,042)	(9,271)

Transfers between sub-accounts (including fixed account), net	(29)	(151)	(219,118)	(1,086)	(152,541)

Contract maintenance charges	(454,017)	(45,653)	(92,141)	(536,835)	(485,657)
Increase (decrease) in net assets from contract transactions	(460,821)	(22,663)	(273,302)	(436,087)	(409,915)

Increase (decrease) in net assets	1,021,729	209,571	(127,237)	1,332,977	910,125

Net assets at beginning of period	3,754,625	584,673	1,434,026	7,913,272	7,390,954
Net assets at end of period	$4,776,354	$794,244	$1,306,789	$9,246,249	$8,301,079

Beginning units	106,347	21,146	99,201	324,888	479,666

Units issued	6	1,683	13,005	38,646	137,033

Units redeemed	(10,793)	(2,410)	(31,600)	(56,012)	(157,153)
Ending units	95,560	20,419	80,606	307,522	459,546

For the Year Ended December 31, 2022

From operations:

Dividends	$—	$—	$17,974	$79,364	$127,767

Mortality and expense risk and administrative charges	(10,030)	(2,171)	(4,844)	(21,461)	(24,507)
Net investment income (loss)	(10,030)	(2,171)	13,130	57,903	103,260

Net realized gain (loss)	(4,748)	19,999	11,789	(79,128)	(70,667)

Capital gain distribution from mutual funds	736,427	180,500	97,945	1,348,762	814,994

Change in unrealized appreciation (depreciation) of investments	(2,666,391)	(470,491)	(375,411)	(3,476,712)	(2,543,649)
Increase (decrease) in net assets from operations	(1,944,742)	(272,163)	(252,547)	(2,149,175)	(1,696,062)

From contract transactions:

Payments received from contract owners	—	34,824	74,650	421,415	490,866

Payments for contract benefits or terminations	(465)	(12,384)	(50,491)	(302,535)	(220,965)

Policy loans	(6,524)	4,466	4,543	(15,997)	(1,871)

Transfers between sub-accounts (including fixed account), net	(3)	(2,636)	311,839	(23,748)	69,801

Contract maintenance charges	(381,677)	(42,328)	(82,775)	(510,566)	(471,344)
Increase (decrease) in net assets from contract transactions	(388,669)	(18,058)	257,766	(431,431)	(133,513)

Increase (decrease) in net assets	(2,333,411)	(290,221)	5,219	(2,580,606)	(1,829,575)

Net assets at beginning of period	6,088,036	874,894	1,428,807	10,493,878	9,220,529
Net assets at end of period	$3,754,625	$584,673	$1,434,026	$7,913,272	$7,390,954

Beginning units	116,124	21,731	81,298	344,276	485,451

Units issued	772	1,375	33,078	58,912	140,454

Units redeemed	(10,549)	(1,960)	(15,175)	(78,300)	(146,239)
Ending units	106,347	21,146	99,201	324,888	479,666

The accompanying Notes to Financial Statements are an integral part of this statement.

19

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco V.I. Global Fund Series I	Invesco V.I. Global Real Estate Fund Series I	Invesco V.I. Global Strategic Income Fund Series I	Invesco V.I. Government Securities Fund Series I	Invesco V.I. Growth and Income Fund Series I
For the Year Ended December 31, 2023

From operations:

Dividends	$20,494	$9,707	$—	$156	$175,211

Mortality and expense risk and administrative charges	(29,150)	(1,182)	(1)	(36)	(33,496)
Net investment income (loss)	(8,656)	8,525	(1)	120	141,715

Net realized gain (loss)	(120,949)	(34,465)	1	(705)	(39,733)

Capital gain distribution from mutual funds	1,036,355	—	—	—	1,392,245

Change in unrealized appreciation (depreciation) of investments	1,688,653	82,955	25	910	(208,923)
Increase (decrease) in net assets from operations	2,595,403	57,015	25	325	1,285,304

From contract transactions:

Payments received from contract owners	370,744	52,393	—	344	531,540

Payments for contract benefits or terminations	(345,528)	(29,076)	—	—	(463,210)

Policy loans	(11,594)	1,822	—	(51)	(19,508)

Transfers between sub-accounts (including fixed account), net	(210,598)	7,807	—	(9)	(86,490)

Contract maintenance charges	(362,267)	(28,596)	(54)	(1,031)	(606,584)
Increase (decrease) in net assets from contract transactions	(559,243)	4,350	(54)	(747)	(644,252)

Increase (decrease) in net assets	2,036,160	61,365	(29)	(422)	641,052

Net assets at beginning of period	7,794,534	636,895	326	8,242	10,827,720
Net assets at end of period	$9,830,694	$698,260	$297	$7,820	$11,468,772

Beginning units	356,891	50,792	31	763	426,195

Units issued	71,815	19,909	—	342	98,065

Units redeemed	(93,589)	(19,369)	(5)	(420)	(121,796)
Ending units	335,117	51,332	26	685	402,464

For the Year Ended December 31, 2022

From operations:

Dividends	$—	$20,468	$—	$178	$183,582

Mortality and expense risk and administrative charges	(29,896)	(1,251)	(1)	(43)	(38,883)
Net investment income (loss)	(29,896)	19,217	(1)	135	144,699

Net realized gain (loss)	(27,280)	(5,564)	(70)	(101)	266,309

Capital gain distribution from mutual funds	1,488,935	—	—	—	1,044,629

Change in unrealized appreciation (depreciation) of investments	(5,074,585)	(217,200)	20	(1,054)	(2,161,783)
Increase (decrease) in net assets from operations	(3,642,826)	(203,547)	(51)	(1,020)	(706,146)

From contract transactions:

Payments received from contract owners	438,037	59,490	—	483	511,796

Payments for contract benefits or terminations	(188,985)	(6,650)	—	—	(366,631)

Policy loans	(20,967)	(3,408)	—	(49)	(95,184)

Transfers between sub-accounts (including fixed account), net	266,135	11,324	(1)	118	(303,208)

Contract maintenance charges	(385,818)	(32,521)	(54)	(852)	(629,855)
Increase (decrease) in net assets from contract transactions	108,402	28,235	(55)	(300)	(883,082)

Increase (decrease) in net assets	(3,534,424)	(175,312)	(106)	(1,320)	(1,589,228)

Net assets at beginning of period	11,328,958	812,207	432	9,562	12,416,948
Net assets at end of period	$7,794,534	$636,895	$326	$8,242	$10,827,720

Beginning units	347,509	48,116	37	791	459,197

Units issued	71,953	6,713	35	47	105,786

Units redeemed	(62,571)	(4,037)	(41)	(75)	(138,788)
Ending units	356,891	50,792	31	763	426,195

The accompanying Notes to Financial Statements are an integral part of this statement.

20

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco V.I. High Yield Fund Series I	Invesco V.I. Main Street Fund Series I	Janus Henderson Enterprise Portfolio Service Shares	Janus Henderson Forty Portfolio Service Shares	Janus Henderson Global Research Portfolio Service Shares
For the Year Ended December 31, 2023

From operations:

Dividends	$43,164	$6,632	$7,207	$2,135	$27,305

Mortality and expense risk and administrative charges	(3,469)	(780)	(19,530)	(3,594)	(7,847)
Net investment income (loss)	39,695	5,852	(12,323)	(1,459)	19,458

Net realized gain (loss)	(50,170)	(6,751)	(227,398)	(9,225)	73,571

Capital gain distribution from mutual funds	—	53,927	596,417	—	102,900

Change in unrealized appreciation (depreciation) of investments	86,496	109,131	905,617	555,108	625,567
Increase (decrease) in net assets from operations	76,021	162,159	1,262,313	544,424	821,496

From contract transactions:

Payments received from contract owners	31,633	20,328	250,197	90,955	129,041

Payments for contract benefits or terminations	(17,088)	(10,858)	(313,097)	(5,724)	(140,725)

Policy loans	(3,463)	(9,879)	(40,624)	(407)	(50,052)

Transfers between sub-accounts (including fixed account), net	(200,125)	3,784	(10,951)	16,801	(22,723)

Contract maintenance charges	(48,642)	(28,007)	(276,285)	(100,931)	(159,756)
Increase (decrease) in net assets from contract transactions	(237,685)	(24,632)	(390,760)	694	(244,215)

Increase (decrease) in net assets	(161,664)	137,527	871,553	545,118	577,281

Net assets at beginning of period	916,604	713,635	7,417,232	1,386,984	3,264,433
Net assets at end of period	$754,940	$851,162	$8,288,785	$1,932,102	$3,841,714

Beginning units	63,749	21,825	218,571	54,172	149,107

Units issued	5,492	763	34,547	17,804	28,248

Units redeemed	(21,612)	(1,441)	(43,072)	(18,312)	(39,720)
Ending units	47,629	21,147	210,046	53,664	137,635

For the Year Ended December 31, 2022

From operations:

Dividends	$44,195	$11,489	$6,471	$802	$31,197

Mortality and expense risk and administrative charges	(3,855)	(772)	(23,436)	(3,357)	(10,297)
Net investment income (loss)	40,340	10,717	(16,965)	(2,555)	20,900

Net realized gain (loss)	(18,994)	4,911	34,073	(16,989)	229,922

Capital gain distribution from mutual funds	—	296,128	1,416,867	263,879	399,471

Change in unrealized appreciation (depreciation) of investments	(123,247)	(498,198)	(2,993,185)	(954,363)	(1,482,895)
Increase (decrease) in net assets from operations	(101,901)	(186,442)	(1,559,210)	(710,028)	(832,602)

From contract transactions:

Payments received from contract owners	39,747	20,463	272,793	95,073	138,113

Payments for contract benefits or terminations	(38,517)	(13,959)	(301,965)	(9,776)	(68,221)

Policy loans	(2,005)	702	(47,444)	(235)	(11,490)

Transfers between sub-accounts (including fixed account), net	96,885	(1,851)	(432,846)	23,260	(1,588)

Contract maintenance charges	(51,455)	(27,980)	(299,041)	(100,266)	(162,933)
Increase (decrease) in net assets from contract transactions	44,655	(22,625)	(808,503)	8,056	(106,119)

Increase (decrease) in net assets	(57,246)	(209,067)	(2,367,713)	(701,972)	(938,721)

Net assets at beginning of period	973,850	922,702	9,784,945	2,088,956	4,203,154
Net assets at end of period	$916,604	$713,635	$7,417,232	$1,386,984	$3,264,433

Beginning units	61,065	22,515	243,118	53,879	155,609

Units issued	12,589	666	36,476	5,650	35,965

Units redeemed	(9,905)	(1,356)	(61,023)	(5,357)	(42,467)
Ending units	63,749	21,825	218,571	54,172	149,107

The accompanying Notes to Financial Statements are an integral part of this statement.

21

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Janus Henderson Overseas Portfolio Service Shares	LVIP JPMorgan Core Bond Fund Standard Class	LVIP JPMorgan Mid Cap Value Fund Standard Class	LVIP JPMorgan Small Cap Core Fund Standard Class	LVIP JPMorgan U.S. Equity Fund Standard Class
For the Year Ended December 31, 2023

From operations:

Dividends	$88,570	$133,700	$13,452	$45,952	$7,146

Mortality and expense risk and administrative charges	(20,028)	(8,889)	(1,361)	(10,748)	(450)
Net investment income (loss)	68,542	124,811	12,091	35,204	6,696

Net realized gain (loss)	272,606	(20,866)	(7,613)	(202,621)	2,150

Capital gain distribution from mutual funds	—	—	38,268	29,083	20,915

Change in unrealized appreciation (depreciation) of investments	335,328	98,262	387	535,724	78,417
Increase (decrease) in net assets from operations	676,476	202,207	43,133	397,390	108,178

From contract transactions:

Payments received from contract owners	295,846	430,095	—	143,311	9,947

Payments for contract benefits or terminations	(187,513)	(37,596)	(61,886)	(245,997)	—

Policy loans	(11,075)	3,141	(800)	(3,952)	(47)

Transfers between sub-accounts (including fixed account), net	(1,085,858)	191,889	(2,323)	675,606	5,132

Contract maintenance charges	(380,621)	(338,742)	(17,071)	(160,092)	(6,393)
Increase (decrease) in net assets from contract transactions	(1,369,221)	248,787	(82,080)	408,876	8,639

Increase (decrease) in net assets	(692,745)	450,994	(38,947)	806,266	116,817

Net assets at beginning of period	7,031,736	3,419,989	442,065	3,344,635	399,416
Net assets at end of period	$6,338,991	$3,870,983	$403,118	$4,150,901	$516,233

Beginning units	613,640	332,110	9,044	115,521	7,064

Units issued	120,649	67,406	711	34,616	226

Units redeemed	(231,244)	(43,722)	(2,360)	(23,607)	(103)
Ending units	503,045	355,794	7,395	126,530	7,187

For the Year Ended December 31, 2022

From operations:

Dividends	$118,872	$72,263	$4,414	$16,239	$2,263

Mortality and expense risk and administrative charges	(22,006)	(8,948)	(1,690)	(13,007)	(427)
Net investment income (loss)	96,866	63,315	2,724	3,232	1,836

Net realized gain (loss)	260,816	(15,209)	(3,639)	1,259	19,263

Capital gain distribution from mutual funds	—	18,892	66,344	754,302	62,640

Change in unrealized appreciation (depreciation) of investments	(1,078,128)	(580,980)	(108,392)	(1,598,307)	(176,176)
Increase (decrease) in net assets from operations	(720,446)	(513,982)	(42,963)	(839,514)	(92,437)

From contract transactions:

Payments received from contract owners	335,210	414,433	—	128,190	9,112

Payments for contract benefits or terminations	(281,215)	(32,166)	(37,085)	(83,484)	(7,711)

Policy loans	(35,535)	(2,309)	(479)	(8,392)	(46)

Transfers between sub-accounts (including fixed account), net	868,716	(119,725)	(194)	(87,242)	7,500

Contract maintenance charges	(423,517)	(382,783)	(15,656)	(158,095)	(7,010)
Increase (decrease) in net assets from contract transactions	463,659	(122,550)	(53,414)	(209,023)	1,845

Increase (decrease) in net assets	(256,787)	(636,532)	(96,377)	(1,048,537)	(90,592)

Net assets at beginning of period	7,288,523	4,056,521	538,442	4,393,172	490,008
Net assets at end of period	$7,031,736	$3,419,989	$442,065	$3,344,635	$399,416

Beginning units	577,271	343,790	10,155	122,057	7,039

Units issued	407,783	47,749	1,612	24,322	749

Units redeemed	(371,414)	(59,429)	(2,723)	(30,858)	(724)
Ending units	613,640	332,110	9,044	115,521	7,064

The accompanying Notes to Financial Statements are an integral part of this statement.

22

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	MFS VIT Growth Series Initial Class	MFS VIT Investors Trust Series Initial Class	MFS VIT New Discovery Series Initial Class	MFS VIT Research Series Initial Class	MFS VIT Total Return Series Initial Class
For the Year Ended December 31, 2023

From operations:

Dividends	$—	$22,670	$—	$50,041	$90,938

Mortality and expense risk and administrative charges	(159,856)	(23,790)	(19,778)	(51,520)	(32,732)
Net investment income (loss)	(159,856)	(1,120)	(19,778)	(1,479)	58,206

Net realized gain (loss)	470,413	77,725	(1,366,629)	57,257	35,150

Capital gain distribution from mutual funds	2,418,565	174,463	—	528,860	189,397

Change in unrealized appreciation (depreciation) of investments	6,525,757	277,648	2,330,909	1,344,564	126,761
Increase (decrease) in net assets from operations	9,254,879	528,716	944,502	1,929,202	409,514

From contract transactions:

Payments received from contract owners	927,712	102,600	387,293	423,141	245,279

Payments for contract benefits or terminations	(1,103,159)	(270,005)	(176,471)	(316,084)	(220,067)

Policy loans	(115,387)	(9,782)	(12,181)	(43,283)	(22,656)

Transfers between sub-accounts (including fixed account), net	(483,360)	(75,861)	274,506	(91,848)	(3,802)

Contract maintenance charges	(1,356,309)	(195,033)	(350,948)	(534,571)	(342,485)
Increase (decrease) in net assets from contract transactions	(2,130,503)	(448,081)	122,199	(562,645)	(343,731)

Increase (decrease) in net assets	7,124,376	80,635	1,066,701	1,366,557	65,783

Net assets at beginning of period	27,113,408	3,154,524	6,934,898	9,136,996	4,487,081
Net assets at end of period	$34,237,784	$3,235,159	$8,001,599	$10,503,553	$4,552,864

Beginning units	350,145	8,431	230,098	146,183	20,654

Units issued	76,340	58	77,439	33,576	989

Units redeemed	(105,503)	(1,167)	(74,369)	(41,940)	(3,164)
Ending units	320,982	7,322	233,168	137,819	18,479

For the Year Ended December 31, 2022

From operations:

Dividends	$—	$23,208	$—	$47,736	$81,004

Mortality and expense risk and administrative charges	(168,710)	(26,179)	(24,808)	(54,388)	(34,719)
Net investment income (loss)	(168,710)	(2,971)	(24,808)	(6,652)	46,285

Net realized gain (loss)	942,732	182,408	(382,336)	142,712	117,337

Capital gain distribution from mutual funds	3,574,001	444,871	2,308,599	1,245,890	405,159

Change in unrealized appreciation (depreciation) of investments	(17,937,410)	(1,337,236)	(4,914,056)	(3,525,682)	(1,110,551)
Increase (decrease) in net assets from operations	(13,589,387)	(712,928)	(3,012,601)	(2,143,732)	(541,770)

From contract transactions:

Payments received from contract owners	1,006,279	114,283	397,331	445,575	264,490

Payments for contract benefits or terminations	(987,113)	(214,123)	(243,021)	(304,712)	(241,962)

Policy loans	(123,989)	(16,743)	(22,269)	(49,788)	(21,051)

Transfers between sub-accounts (including fixed account), net	(352,750)	(42,174)	146,345	46,747	(13,169)

Contract maintenance charges	(1,372,954)	(191,359)	(377,151)	(529,067)	(359,605)
Increase (decrease) in net assets from contract transactions	(1,830,527)	(350,116)	(98,765)	(391,245)	(371,297)

Increase (decrease) in net assets	(15,419,914)	(1,063,044)	(3,111,366)	(2,534,977)	(913,067)

Net assets at beginning of period	42,533,322	4,217,568	10,046,264	11,671,973	5,400,148
Net assets at end of period	$27,113,408	$3,154,524	$6,934,898	$9,136,996	$4,487,081

Beginning units	376,527	9,344	229,302	153,814	22,596

Units issued	133,240	207	57,305	51,695	3,179

Units redeemed	(159,622)	(1,120)	(56,509)	(59,326)	(5,121)
Ending units	350,145	8,431	230,098	146,183	20,654

 The accompanying Notes to Financial Statements are an integral part of this statement.

23

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	MFS VIT Utilities Series Initial Class	MFS VIT II Core Equity Portfolio Initial Class	Morgan Stanley VIF Growth Portfolio Class I	Neuberger Berman AMT Mid Cap Growth Portfolio Class I	Neuberger Berman AMT Short Duration Bond Portfolio Class I
For the Year Ended December 31, 2023

From operations:

Dividends	$261,403	$72,688	$—	$—	$1,991

Mortality and expense risk and administrative charges	(55,019)	(70,193)	(10,725)	(19,306)	(43)
Net investment income (loss)	206,384	2,495	(10,725)	(19,306)	1,948

Net realized gain (loss)	737,988	135,834	(1,795,083)	(170,501)	(521)

Capital gain distribution from mutual funds	404,481	648,337	—	—	—

Change in unrealized appreciation (depreciation) of investments	(1,768,306)	1,959,225	3,407,591	1,376,761	995
Increase (decrease) in net assets from operations	(419,453)	2,745,891	1,601,783	1,186,954	2,422

From contract transactions:

Payments received from contract owners	343,470	439,039	106,108	319,636	699

Payments for contract benefits or terminations	(394,119)	(465,273)	(158,406)	(217,492)	(2,966)

Policy loans	(61,702)	(10,879)	(9,289)	(19,040)	—

Transfers between sub-accounts (including fixed account), net	190,256	(16,970)	1,389,820	(22,393)	(41)

Contract maintenance charges	(483,494)	(631,186)	(158,368)	(330,318)	(2,276)
Increase (decrease) in net assets from contract transactions	(405,589)	(685,269)	1,169,865	(269,607)	(4,584)

Increase (decrease) in net assets	(825,042)	2,060,622	2,771,648	917,347	(2,162)

Net assets at beginning of period	7,974,565	12,552,003	3,363,578	6,646,906	43,407
Net assets at end of period	$7,149,523	$14,612,625	$6,135,226	$7,564,253	$41,245

Beginning units	11,942	405,039	95,866	252,636	3,270

Units issued	217,676	60,566	81,920	64,858	57

Units redeemed	(119,428)	(79,191)	(60,549)	(72,449)	(390)
Ending units	110,190	386,414	117,237	245,045	2,937

For the Year Ended December 31, 2022

From operations:

Dividends	$192,678	$42,925	$—	$—	$1,716

Mortality and expense risk and administrative charges	(60,381)	(75,662)	(14,187)	(22,699)	(45)
Net investment income (loss)	132,297	(32,737)	(14,187)	(22,699)	1,671

Net realized gain (loss)	181,939	262,406	(1,254,655)	129,524	(158)

Capital gain distribution from mutual funds	305,402	1,508,627	2,302,959	1,347,233	—

Change in unrealized appreciation (depreciation) of investments	(617,520)	(4,640,244)	(6,183,824)	(4,209,062)	(4,008)
Increase (decrease) in net assets from operations	2,118	(2,901,948)	(5,149,707)	(2,755,004)	(2,495)

From contract transactions:

Payments received from contract owners	338,805	458,091	118,915	329,423	707

Payments for contract benefits or terminations	(160,080)	(625,080)	(97,914)	(227,401)	—

Policy loans	(36,879)	(67,076)	(5,981)	(15,964)	—

Transfers between sub-accounts (including fixed account), net	(72,586)	(66,995)	(192,322)	(148,027)	—

Contract maintenance charges	(474,229)	(632,302)	(147,445)	(334,784)	(2,213)
Increase (decrease) in net assets from contract transactions	(404,969)	(933,362)	(324,747)	(396,753)	(1,506)

Increase (decrease) in net assets	(402,851)	(3,835,310)	(5,474,454)	(3,151,757)	(4,001)

Net assets at beginning of period	8,377,416	16,387,313	8,838,032	9,798,663	47,408
Net assets at end of period	$7,974,565	$12,552,003	$3,363,578	$6,646,906	$43,407

Beginning units	12,545	436,617	100,880	261,753	3,383

Units issued	257	92,283	58,816	78,512	53

Units redeemed	(860)	(123,861)	(63,830)	(87,629)	(166)
Ending units	11,942	405,039	95,866	252,636	3,270

 The accompanying Notes to Financial Statements are an integral part of this statement.

24

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Neuberger Berman AMT Sustainable Equity Portfolio Class I	PIMCO CommodityRealRet urn Strategy Portfolio Administrative Class	PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	PIMCO Real Return Portfolio Administrative Class	PIMCO Short-Term Portfolio Administrative Class
For the Year Ended December 31, 2023

From operations:

Dividends	$1,704	$159,867	$10,697	$202,598	$197,136

Mortality and expense risk and administrative charges	(1,248)	(3,290)	(1,224)	(17,137)	(13,170)
Net investment income (loss)	456	156,577	9,473	185,461	183,966

Net realized gain (loss)	5,639	(65,350)	(20,476)	(222,629)	(7,212)

Capital gain distribution from mutual funds	8,041	—	5,279	—	—

Change in unrealized appreciation (depreciation) of investments	103,320	(173,408)	28,920	266,524	59,665
Increase (decrease) in net assets from operations	117,456	(82,181)	23,196	229,356	236,419

From contract transactions:

Payments received from contract owners	10,389	78,048	47,037	483,437	320,105

Payments for contract benefits or terminations	(2,109)	(3,745)	(38,978)	(229,112)	(90,656)

Policy loans	(2,121)	9,398	(9,744)	(8,042)	(9,023)

Transfers between sub-accounts (including fixed account), net	(50)	(49,362)	18,777	(71,623)	(1,053,423)

Contract maintenance charges	(13,400)	(68,307)	(38,032)	(633,558)	(334,087)
Increase (decrease) in net assets from contract transactions	(7,291)	(33,968)	(20,940)	(458,898)	(1,167,084)

Increase (decrease) in net assets	110,165	(116,149)	2,256	(229,542)	(930,665)

Net assets at beginning of period	444,659	1,052,821	487,098	6,961,976	5,184,483
Net assets at end of period	$554,824	$936,672	$489,354	$6,732,434	$4,253,818

Beginning units	24,761	100,952	48,477	491,982	435,034

Units issued	1,551	20,858	9,376	133,147	438,989

Units redeemed	(2,189)	(25,859)	(11,219)	(169,876)	(531,617)
Ending units	24,123	95,951	46,634	455,253	342,406

For the Year Ended December 31, 2022

From operations:

Dividends	$2,086	$214,610	$7,395	$536,460	$90,558

Mortality and expense risk and administrative charges	(1,179)	(3,455)	(1,251)	(25,421)	(17,926)
Net investment income (loss)	907	211,155	6,144	511,039	72,632

Net realized gain (loss)	1,930	49,007	(9,292)	(160,135)	(77,996)

Capital gain distribution from mutual funds	44,311	—	7,281	—	9,252

Change in unrealized appreciation (depreciation) of investments	(149,765)	(211,495)	(65,654)	(1,379,401)	(53,498)
Increase (decrease) in net assets from operations	(102,617)	48,667	(61,521)	(1,028,497)	(49,610)

From contract transactions:

Payments received from contract owners	10,214	79,997	53,582	535,574	342,962

Payments for contract benefits or terminations	(343)	(32,900)	(8,343)	(351,934)	(1,255,765)

Policy loans	(350)	(12,744)	(1,650)	(2,258)	5,933

Transfers between sub-accounts (including fixed account), net	29	229,502	(5,798)	59,562	760,490

Contract maintenance charges	(12,399)	(64,626)	(44,340)	(687,035)	(350,963)
Increase (decrease) in net assets from contract transactions	(2,849)	199,229	(6,549)	(446,091)	(497,343)

Increase (decrease) in net assets	(105,466)	247,896	(68,070)	(1,474,588)	(546,953)

Net assets at beginning of period	550,125	804,925	555,168	8,436,564	5,731,436
Net assets at end of period	$444,659	$1,052,821	$487,098	$6,961,976	$5,184,483

Beginning units	25,139	88,218	48,888	522,699	482,749

Units issued	616	38,337	8,761	218,882	494,996

Units redeemed	(994)	(25,603)	(9,172)	(249,599)	(542,711)
Ending units	24,761	100,952	48,477	491,982	435,034

 The accompanying Notes to Financial Statements are an integral part of this statement.

25

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PIMCO Total Return Portfolio Administrative Class	Pioneer Fund VCT Portfolio Class I	Pioneer Mid Cap Value VCT Portfolio Class I	Pioneer Select Mid Cap Growth VCT Portfolio Class I	Putnam VT Diversified Income Fund Class IB
For the Year Ended December 31, 2023

From operations:

Dividends	$431,812	$15,788	$19,573	$—	$253,546

Mortality and expense risk and administrative charges	(35,157)	(3,772)	(3,321)	(5,368)	(14,335)
Net investment income (loss)	396,655	12,016	16,252	(5,368)	239,211

Net realized gain (loss)	(573,825)	(23,976)	(81,620)	(141,022)	(290,956)

Capital gain distribution from mutual funds	—	74,312	113,714	—	—

Change in unrealized appreciation (depreciation) of investments	848,459	398,433	74,019	656,776	244,144
Increase (decrease) in net assets from operations	671,289	460,785	122,365	510,386	192,399

From contract transactions:

Payments received from contract owners	914,817	43,065	49,881	123,802	126,958

Payments for contract benefits or terminations	(315,986)	(20,305)	(19,749)	(109,952)	(42,421)

Policy loans	(6,126)	(100)	4,717	(19,234)	(19,472)

Transfers between sub-accounts (including fixed account), net	(621,359)	(3,430)	87,139	3,603	292,775

Contract maintenance charges	(1,029,566)	(74,291)	(36,693)	(160,532)	(329,774)
Increase (decrease) in net assets from contract transactions	(1,058,220)	(55,061)	85,295	(162,313)	28,066

Increase (decrease) in net assets	(386,931)	405,724	207,660	348,073	220,465

Net assets at beginning of period	12,871,503	1,638,726	965,818	2,838,193	4,301,269
Net assets at end of period	$12,484,572	$2,044,450	$1,173,478	$3,186,266	$4,521,734

Beginning units	943,886	49,838	38,551	84,389	237,959

Units issued	246,032	2,754	6,964	4,673	49,089

Units redeemed	(313,287)	(4,380)	(3,868)	(9,337)	(45,684)
Ending units	876,631	48,212	41,647	79,725	241,364

For the Year Ended December 31, 2022

From operations:

Dividends	$331,471	$11,745	$20,521	$—	$294,071

Mortality and expense risk and administrative charges	(41,358)	(4,459)	(3,396)	(7,751)	(15,822)
Net investment income (loss)	290,113	7,286	17,125	(7,751)	278,249

Net realized gain (loss)	(437,863)	20,960	(49,146)	(202,269)	(232,978)

Capital gain distribution from mutual funds	—	282,730	396,828	616,466	92,864

Change in unrealized appreciation (depreciation) of investments	(1,936,160)	(782,733)	(438,380)	(1,718,877)	(258,555)
Increase (decrease) in net assets from operations	(2,083,910)	(471,757)	(73,573)	(1,312,431)	(120,420)

From contract transactions:

Payments received from contract owners	961,571	42,793	46,363	120,306	139,468

Payments for contract benefits or terminations	(383,860)	(31,682)	(32,889)	(53,826)	(239,435)

Policy loans	7,042	(13,354)	(27,708)	2,281	(13,396)

Transfers between sub-accounts (including fixed account), net	1,151,716	(942,015)	(53,036)	7,961	48,816

Contract maintenance charges	(1,041,910)	(71,530)	(33,983)	(157,628)	(301,757)
Increase (decrease) in net assets from contract transactions	694,559	(1,015,788)	(101,253)	(80,906)	(366,304)

Increase (decrease) in net assets	(1,389,351)	(1,487,545)	(174,826)	(1,393,337)	(486,724)

Net assets at beginning of period	14,260,854	3,126,271	1,140,644	4,231,530	4,787,993
Net assets at end of period	$12,871,503	$1,638,726	$965,818	$2,838,193	$4,301,269

Beginning units	904,727	76,616	42,750	87,953	255,644

Units issued	268,528	7,257	5,808	29,264	32,745

Units redeemed	(229,369)	(34,035)	(10,007)	(32,828)	(50,430)
Ending units	943,886	49,838	38,551	84,389	237,959

 The accompanying Notes to Financial Statements are an integral part of this statement.

26

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Putnam VT International Value Fund Class IB	Putnam VT Large Cap Growth Fund Class IB	Putnam VT Large Cap Value Fund Class IB	Putnam VT Small Cap Value Fund Class IB	Putnam VT Sustainable Leaders Fund Class IB
For the Year Ended December 31, 2023

From operations:

Dividends	$64,748	$—	$326,693	$250	$502

Mortality and expense risk and administrative charges	(11,610)	(303)	(44,858)	(255)	(297)
Net investment income (loss)	53,138	(303)	281,835	(5)	205

Net realized gain (loss)	153,286	(15,577)	399,396	(18,462)	1,121

Capital gain distribution from mutual funds	—	1,066	915,773	19,277	3,078

Change in unrealized appreciation (depreciation) of investments	493,073	45,062	748,604	32,287	18,335
Increase (decrease) in net assets from operations	699,497	30,248	2,345,608	33,097	22,739

From contract transactions:

Payments received from contract owners	254,887	6,270	483,759	7,169	5,160

Payments for contract benefits or terminations	(122,723)	(30,444)	(502,243)	(60,295)	—

Policy loans	(11,732)	(60)	(95,775)	(101)	—

Transfers between sub-accounts (including fixed account), net	260,701	1,850	207,253	(636)	(517)

Contract maintenance charges	(309,214)	(5,830)	(721,059)	(19,681)	(4,004)
Increase (decrease) in net assets from contract transactions	71,919	(28,214)	(628,065)	(73,544)	639

Increase (decrease) in net assets	771,416	2,034	1,717,543	(40,447)	23,378

Net assets at beginning of period	3,442,017	91,507	15,715,274	191,387	87,697
Net assets at end of period	$4,213,433	$93,541	$17,432,817	$150,940	$111,075

Beginning units	301,692	13,525	600,905	6,901	2,048

Units issued	316,587	3,005	63,991	307	610

Units redeemed	(307,452)	(6,948)	(89,092)	(2,851)	(610)
Ending units	310,827	9,582	575,804	4,357	2,048

For the Year Ended December 31, 2022

From operations:

Dividends	$75,409	$—	$236,827	$352	$495

Mortality and expense risk and administrative charges	(11,617)	(377)	(51,133)	(456)	(300)
Net investment income (loss)	63,792	(377)	185,694	(104)	195

Net realized gain (loss)	(24,411)	2,769	434,032	9,695	5,783

Capital gain distribution from mutual funds	131,510	18,162	1,372,058	28,873	13,787

Change in unrealized appreciation (depreciation) of investments	(454,113)	(61,047)	(2,590,214)	(68,962)	(45,940)
Increase (decrease) in net assets from operations	(283,222)	(40,493)	(598,430)	(30,498)	(26,175)

From contract transactions:

Payments received from contract owners	275,264	6,187	501,498	5,401	3,508

Payments for contract benefits or terminations	(151,076)	—	(422,816)	(167)	—

Policy loans	(8,787)	(42)	(9,876)	(1,192)	—

Transfers between sub-accounts (including fixed account), net	(18,195)	(433)	(67,377)	(2,132)	1,389

Contract maintenance charges	(301,309)	(5,310)	(791,312)	(16,880)	(3,981)
Increase (decrease) in net assets from contract transactions	(204,103)	402	(789,883)	(14,970)	916

Increase (decrease) in net assets	(487,325)	(40,091)	(1,388,313)	(45,468)	(25,259)

Net assets at beginning of period	3,929,342	131,598	17,103,587	236,855	112,956
Net assets at end of period	$3,442,017	$91,507	$15,715,274	$191,387	$87,697

Beginning units	319,635	13,532	634,776	7,491	2,045

Units issued	123,562	5,113	103,554	2,213	705

Units redeemed	(141,505)	(5,120)	(137,425)	(2,803)	(702)
Ending units	301,692	13,525	600,905	6,901	2,048

 The accompanying Notes to Financial Statements are an integral part of this statement.

27

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SST SA Multi- Managed Mid Cap Value Portfolio Class 3	SAST SA AB Growth Portfolio Class 1	SAST SA DFA Ultra Short Bond Portfolio Class 1	SAST SA Federated Hermes Corporate Bond Portfolio Class 1	SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1
For the Year Ended December 31, 2023

From operations:

Dividends	$1,647	$—	$15,401	$6,627	$5,586

Mortality and expense risk and administrative charges	(408)	(16,369)	(1,725)	(382)	(592)
Net investment income (loss)	1,239	(16,369)	13,676	6,245	4,994

Net realized gain (loss)	193	120,093	(1,157)	(5,046)	(6,193)

Capital gain distribution from mutual funds	13,174	619,690	—	—	14,431

Change in unrealized appreciation (depreciation) of investments	7,071	1,697,436	44,850	13,567	20,622
Increase (decrease) in net assets from operations	21,677	2,420,850	57,369	14,766	33,854

From contract transactions:

Payments received from contract owners	18,228	304,032	70,771	9,786	14,046

Payments for contract benefits or terminations	(3,807)	(247,387)	(1,462)	(24,930)	(11,176)

Policy loans	505	(72,777)	(71)	(50)	(1,755)

Transfers between sub-accounts (including fixed account), net	3,459	3,342	(29)	294	518

Contract maintenance charges	(14,225)	(466,351)	(72,815)	(22,010)	(29,535)
Increase (decrease) in net assets from contract transactions	4,160	(479,141)	(3,606)	(36,910)	(27,902)

Increase (decrease) in net assets	25,837	1,941,709	53,763	(22,144)	5,952

Net assets at beginning of period	155,427	7,176,189	1,271,272	210,262	265,871
Net assets at end of period	$181,264	$9,117,898	$1,325,035	$188,118	$271,823

Beginning units	10,104	183,634	110,280	7,137	5,200

Units issued	1,496	13,951	6,062	334	306

Units redeemed	(1,242)	(24,442)	(6,331)	(1,552)	(832)
Ending units	10,358	173,143	110,011	5,919	4,674

For the Year Ended December 31, 2022

From operations:

Dividends	$836	$—	$—	$8,566	$2,900

Mortality and expense risk and administrative charges	(412)	(16,624)	(1,740)	(452)	(1,031)
Net investment income (loss)	424	(16,624)	(1,740)	8,114	1,869

Net realized gain (loss)	2,660	301,900	(5,474)	(1,295)	(4,747)

Capital gain distribution from mutual funds	22,684	1,256,470	—	792	24,680

Change in unrealized appreciation (depreciation) of investments	(41,441)	(4,631,177)	(16,325)	(44,732)	(182,656)
Increase (decrease) in net assets from operations	(15,673)	(3,089,431)	(23,539)	(37,121)	(160,854)

From contract transactions:

Payments received from contract owners	20,101	270,092	40,789	8,450	16,613

Payments for contract benefits or terminations	(3,058)	(337,035)	(12,355)	—	(87,487)

Policy loans	294	(76,246)	(72)	(194)	(1,270)

Transfers between sub-accounts (including fixed account), net	(7,584)	(145,480)	(64,354)	(4)	(120,779)

Contract maintenance charges	(14,587)	(451,009)	(69,056)	(20,605)	(29,590)
Increase (decrease) in net assets from contract transactions	(4,834)	(739,678)	(105,048)	(12,353)	(222,513)

Increase (decrease) in net assets	(20,507)	(3,829,109)	(128,587)	(49,474)	(383,367)

Net assets at beginning of period	175,934	11,005,298	1,399,859	259,736	649,238
Net assets at end of period	$155,427	$7,176,189	$1,271,272	$210,262	$265,871

Beginning units	10,403	200,658	119,414	7,543	9,259

Units issued	1,311	8,203	3,606	280	427

Units redeemed	(1,610)	(25,227)	(12,740)	(686)	(4,486)
Ending units	10,104	183,634	110,280	7,137	5,200

 The accompanying Notes to Financial Statements are an integral part of this statement.

28

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	SAST SA Goldman Sachs Global Bond Portfolio Class 1	SAST SA Invesco Growth Opportunities Portfolio Class 1	SAST SA Janus Focused Growth Portfolio Class 1
For the Year Ended December 31, 2023

From operations:

Dividends	$64,772	$8,647	$—	$—	$—

Mortality and expense risk and administrative charges	(5,136)	(1,074)	(255)	(307)	(937)
Net investment income (loss)	59,636	7,573	(255)	(307)	(937)

Net realized gain (loss)	(45,145)	(1,574)	(1,758)	(2,746)	1,461

Capital gain distribution from mutual funds	259,173	—	—	—	—

Change in unrealized appreciation (depreciation) of investments	(92,368)	33,182	8,212	17,484	306,173
Increase (decrease) in net assets from operations	181,296	39,181	6,199	14,431	306,697

From contract transactions:

Payments received from contract owners	112,097	7,308	11,972	2,104	41,325

Payments for contract benefits or terminations	(56,332)	—	(311)	—	(8,051)

Policy loans	2,465	(5)	(721)	(7)	914

Transfers between sub-accounts (including fixed account), net	4,341	(8)	(754)	2	33

Contract maintenance charges	(130,042)	(18,838)	(7,936)	(4,698)	(46,248)
Increase (decrease) in net assets from contract transactions	(67,471)	(11,543)	2,250	(2,599)	(12,027)

Increase (decrease) in net assets	113,825	27,638	8,449	11,832	294,670

Net assets at beginning of period	2,637,387	489,709	148,801	119,737	783,948
Net assets at end of period	$2,751,212	$517,347	$157,250	$131,569	$1,078,618

Beginning units	41,072	9,191	9,604	7,420	19,540

Units issued	5,550	138	764	124	1,434

Units redeemed	(6,641)	(351)	(625)	(279)	(1,660)
Ending units	39,981	8,978	9,743	7,265	19,314

For the Year Ended December 31, 2022

From operations:

Dividends	$46,064	$9,471	$—	$—	$—

Mortality and expense risk and administrative charges	(5,502)	(1,113)	(270)	(329)	(913)
Net investment income (loss)	40,562	8,358	(270)	(329)	(913)

Net realized gain (loss)	70,134	27,053	(6,031)	(1,149)	22,105

Capital gain distribution from mutual funds	438,690	114,658	—	31,349	184,487

Change in unrealized appreciation (depreciation) of investments	(582,078)	(197,208)	(29,145)	(96,912)	(622,358)
Increase (decrease) in net assets from operations	(32,692)	(47,139)	(35,446)	(67,041)	(416,679)

From contract transactions:

Payments received from contract owners	71,414	7,028	9,358	2,028	33,131

Payments for contract benefits or terminations	(49,276)	(126,239)	—	—	(18,759)

Policy loans	(20,043)	(6)	(4,841)	(7)	(23,791)

Transfers between sub-accounts (including fixed account), net	(16,095)	(1,155)	72	(1)	(1,246)

Contract maintenance charges	(128,397)	(17,575)	(7,632)	(4,442)	(44,923)
Increase (decrease) in net assets from contract transactions	(142,397)	(137,947)	(3,043)	(2,422)	(55,588)

Increase (decrease) in net assets	(175,089)	(185,086)	(38,489)	(69,463)	(472,267)

Net assets at beginning of period	2,812,476	674,795	187,290	189,200	1,256,215
Net assets at end of period	$2,637,387	$489,709	$148,801	$119,737	$783,948

Beginning units	43,122	11,666	9,777	7,559	20,788

Units issued	5,757	141	1,983	115	1,368

Units redeemed	(7,807)	(2,616)	(2,156)	(254)	(2,616)
Ending units	41,072	9,191	9,604	7,420	19,540
 The accompanying Notes to Financial Statements are an integral part of this statement.

29

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA JPMorgan Diversified Balanced Portfolio Class 1	SAST SA JPMorgan Emerging Markets Portfolio Class 1	SAST SA JPMorgan Equity-Income Portfolio Class 1	SAST SA JPMorgan Global Equities Portfolio Class 1	SAST SA JPMorgan Large Cap Core Portfolio Class 1
For the Year Ended December 31, 2023

From operations:

Dividends	$71,039	$11,732	$77,594	$5,047	$3,074

Mortality and expense risk and administrative charges	(12,410)	(675)	(4,848)	(745)	(880)

Net investment income (loss)	58,629	11,057	72,746	4,302	2,194

Net realized gain (loss)	(191,817)	6,634	39,216	(6,969)	2,497

Capital gain distribution from mutual funds	—	—	288,993	11,428	12,763

Change in unrealized appreciation (depreciation) of investments	787,311	11,065	(265,783)	62,608	79,813
Increase (decrease) in net assets from operations	654,123	28,756	135,172	71,369	97,267

From contract transactions:

Payments received from contract owners	277,190	25,393	71,293	14,852	20,633

Payments for contract benefits or terminations	(265,471)	(23,260)	(82,886)	(9,586)	(2,588)

Policy loans	(8,563)	(3,639)	753	(5,442)	(15,103)

Transfers between sub-accounts (including fixed account), net	(287,510)	(1,513)	5,495	(86)	67

Contract maintenance charges	(308,731)	(17,901)	(127,852)	(21,166)	(29,136)
Increase (decrease) in net assets from contract transactions	(593,085)	(20,920)	(133,197)	(21,428)	(26,127)

Increase (decrease) in net assets	61,038	7,836	1,975	49,941	71,140

Net assets at beginning of period	4,681,073	295,002	3,211,424	312,939	368,610
Net assets at end of period	$4,742,111	$302,838	$3,213,399	$362,880	$439,750

Beginning units	236,228	11,016	95,924	14,302	10,564

Units issued	33,758	3,550	3,705	1,626	596

Units redeemed	(60,212)	(4,292)	(7,716)	(2,508)	(1,253)
Ending units	209,774	10,274	91,913	13,420	9,907

For the Year Ended December 31, 2022

From operations:

Dividends	$57,380	$9,240	$62,210	$5,899	$3,923

Mortality and expense risk and administrative charges	(14,616)	(727)	(5,130)	(761)	(927)

Net investment income (loss)	42,764	8,513	57,080	5,138	2,996

Net realized gain (loss)	(46,033)	959	159,536	4,453	20,575

Capital gain distribution from mutual funds	652,697	2,616	361,333	57,697	90,303

Change in unrealized appreciation (depreciation) of investments	(1,577,414)	(113,290)	(649,758)	(130,328)	(217,806)
Increase (decrease) in net assets from operations	(927,986)	(101,202)	(71,809)	(63,040)	(103,932)

From contract transactions:

Payments received from contract owners	270,031	18,049	70,578	13,429	17,597

Payments for contract benefits or terminations	(75,052)	(9,853)	(186,398)	(19,826)	(28,596)

Policy loans	(45,249)	2,051	(59,311)	(5,426)	(22,966)

Transfers between sub-accounts (including fixed account), net	(4,712)	2,278	11,532	(2,101)	10,140

Contract maintenance charges	(314,307)	(19,655)	(127,472)	(21,880)	(29,414)
Increase (decrease) in net assets from contract transactions	(169,289)	(7,130)	(291,071)	(35,804)	(53,239)

Increase (decrease) in net assets	(1,097,275)	(108,332)	(362,880)	(98,844)	(157,171)

Net assets at beginning of period	5,778,348	403,334	3,574,304	411,783	525,781
Net assets at end of period	$4,681,073	$295,002	$3,211,424	$312,939	$368,610

Beginning units	244,722	11,204	104,534	15,808	12,002

Units issued	29,831	845	3,323	1,023	816

Units redeemed	(38,325)	(1,033)	(11,933)	(2,529)	(2,254)
Ending units	236,228	11,016	95,924	14,302	10,564

 The accompanying Notes to Financial Statements are an integral part of this statement.

30

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA JPMorgan MFS Core Bond Portfolio Class 1	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	SAST SA MFS Blue Chip Growth Portfolio Class 1	SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	SAST SA MFS Total Return Portfolio Class 1
For the Year Ended December 31, 2023

From operations:

Dividends	$2,093	$—	$350	$5,211	$15,042

Mortality and expense risk and administrative charges	(122)	(15,822)	(86)	(1,412)	(1,470)

Net investment income (loss)	1,971	(15,822)	264	3,799	13,572

Net realized gain (loss)	(1,393)	(430,814)	3,595	2,403	1,701

Capital gain distribution from mutual funds	—	—	1,171	50,893	25,797

Change in unrealized appreciation (depreciation) of investments	3,783	2,077,323	18,269	45,613	33,256
Increase (decrease) in net assets from operations	4,361	1,630,687	23,299	102,708	74,326

From contract transactions:

Payments received from contract owners	5,418	241,047	1,687	24,704	64,208

Payments for contract benefits or terminations	—	(171,933)	—	(22,844)	(51,339)

Policy loans	(1)	(44,555)	(2)	3,564	(77)

Transfers between sub-accounts (including fixed account), net	(9)	(11,060)	4	(15)	(531)

Contract maintenance charges	(6,816)	(336,345)	(10,089)	(37,260)	(67,786)
Increase (decrease) in net assets from contract transactions	(1,408)	(322,846)	(8,400)	(31,851)	(55,525)

Increase (decrease) in net assets	2,953	1,307,841	14,899	70,857	18,801

Net assets at beginning of period	69,406	7,241,284	60,237	565,823	783,827
Net assets at end of period	$72,359	$8,549,125	$75,136	$636,680	$802,628

Beginning units	2,898	380,981	2,876	15,680	22,437

Units issued	221	85,730	68	4,182	3,219

Units redeemed	(278)	(100,365)	(398)	(5,007)	(4,795)
Ending units	2,841	366,346	2,546	14,855	20,861

For the Year Ended December 31, 2022

From operations:

Dividends	$1,825	$—	$—	$7,060	$12,795

Mortality and expense risk and administrative charges	(105)	(17,115)	(90)	(1,454)	(1,592)

Net investment income (loss)	1,720	(17,115)	(90)	5,606	11,203

Net realized gain (loss)	(327)	(133,693)	3,624	15,419	18,233

Capital gain distribution from mutual funds	—	1,877,799	13,953	122,526	73,865

Change in unrealized appreciation (depreciation) of investments	(8,129)	(4,534,404)	(44,977)	(259,677)	(195,359)
Increase (decrease) in net assets from operations	(6,736)	(2,807,413)	(27,490)	(116,126)	(92,058)

From contract transactions:

Payments received from contract owners	3,870	251,756	1,687	30,469	60,803

Payments for contract benefits or terminations	—	(176,849)	—	(1,025)	(35,269)

Policy loans	(1)	(67,321)	(2)	(2,344)	(102)

Transfers between sub-accounts (including fixed account), net	25,734	25,583	(34)	(1,932)	(4,501)

Contract maintenance charges	(4,538)	(351,353)	(8,276)	(49,358)	(70,293)
Increase (decrease) in net assets from contract transactions	25,065	(318,184)	(6,625)	(24,190)	(49,362)

Increase (decrease) in net assets	18,329	(3,125,597)	(34,115)	(140,316)	(141,420)

Net assets at beginning of period	51,077	10,366,881	94,352	706,139	925,247
Net assets at end of period	$69,406	$7,241,284	$60,237	$565,823	$783,827

Beginning units	1,852	400,004	3,158	16,334	23,875

Units issued	1,229	45,859	71	964	1,878

Units redeemed	(183)	(64,882)	(353)	(1,618)	(3,316)
Ending units	2,898	380,981	2,876	15,680	22,437

 The accompanying Notes to Financial Statements are an integral part of this statement.

31

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Morgan Stanley International Equities Portfolio Class 1	SAST SA PineBridge High- Yield Bond Portfolio Class 1	SAST SA Putnam International Growth and Income Portfolio Class 1	SAST SA Wellington Capital Appreciation Portfolio Class 1	SAST SA Wellington Capital Appreciation Portfolio Class 3
For the Year Ended December 31, 2023

From operations:

Dividends	$5,604	$18,868	$12,519	$—	$—

Mortality and expense risk and administrative charges	(773)	(619)	(1,021)	(8,755)	(2,389)
Net investment income (loss)	4,831	18,249	11,498	(8,755)	(2,389)

Net realized gain (loss)	(2,063)	(1,729)	(3,340)	(152,947)	(175,778)

Change in unrealized appreciation (depreciation) of investments	51,886	26,136	76,711	1,775,672	482,909
Increase (decrease) in net assets from operations	54,654	42,656	84,869	1,613,970	304,742

From contract transactions:

Payments received from contract owners	16,425	5,592	20,774	88,729	149,002

Payments for contract benefits or terminations	—	—	(12,130)	(130,477)	(1,747)

Policy loans	(5,438)	1,003	(2,826)	(20,432)	—

Transfers between sub-accounts (including fixed account), net	(37)	—	(1,032)	(1,519)	(86,957)

Contract maintenance charges	(26,119)	(15,690)	(30,036)	(206,582)	(97,665)
Increase (decrease) in net assets from contract transactions	(15,169)	(9,095)	(25,250)	(270,281)	(37,367)

Increase (decrease) in net assets	39,485	33,561	59,619	1,343,689	267,375

Net assets at beginning of period	338,669	272,846	455,336	4,188,294	797,298
Net assets at end of period	$378,154	$306,407	$514,955	$5,531,983	$1,064,673

Beginning units	24,633	9,410	25,590	70,568	45,003

Units issued	1,268	228	1,635	2,202	8,001

Units redeemed	(2,254)	(520)	(2,951)	(5,761)	(9,979)
Ending units	23,647	9,118	24,274	67,009	43,025

For the Year Ended December 31, 2022

From operations:

Dividends	$9,728	$16,577	$8,044	$—	$—

Mortality and expense risk and administrative charges	(752)	(617)	(975)	(8,622)	(2,065)
Net investment income (loss)	8,976	15,960	7,069	(8,622)	(2,065)

Net realized gain (loss)	5,592	(3,839)	1,544	(61,162)	(20,830)

Capital gain distribution from mutual funds	36,792	—	22,369	1,306,395	279,535

Change in unrealized appreciation (depreciation) of investments	(109,937)	(44,668)	(70,600)	(3,648,508)	(635,569)
Increase (decrease) in net assets from operations	(58,577)	(32,547)	(39,618)	(2,411,897)	(378,929)

From contract transactions:

Payments received from contract owners	18,318	6,348	26,987	135,771	180,824

Payments for contract benefits or terminations	(5,647)	(8,823)	(20,529)	(82,772)	(2,928)

Policy loans	(20,008)	(435)	(10,141)	(34,675)	319

Transfers between sub-accounts (including fixed account), net	7,297	542	(550)	95,283	127,999

Contract maintenance charges	(23,386)	(13,814)	(34,216)	(185,685)	(103,745)
Increase (decrease) in net assets from contract transactions	(23,426)	(16,182)	(38,449)	(72,078)	202,469

Increase (decrease) in net assets	(82,003)	(48,729)	(78,067)	(2,483,975)	(176,460)

Net assets at beginning of period	420,672	321,575	533,403	6,672,269	973,758
Net assets at end of period	$338,669	$272,846	$455,336	$4,188,294	$797,298

Beginning units	26,268	9,979	27,911	71,221	34,753

Units issued	2,309	324	2,210	4,800	17,340

Units redeemed	(3,944)	(893)	(4,531)	(5,453)	(7,090)
Ending units	24,633	9,410	25,590	70,568	45,003

 The accompanying Notes to Financial Statements are an integral part of this statement.

32

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Wellington Government and Quality Bond Portfolio Class 1	SAST SA Wellington Government and Quality Bond Portfolio Class 3	VALIC Company I Core Bond Fund	VALIC Company I Dynamic Allocation Fund	VALIC Company I Emerging Economies Fund
For the Year Ended December 31, 2023

From operations:

Dividends	$5,730	$11,279	$9,322	$133,729	$28,707

Mortality and expense risk and administrative charges	(552)	(1,448)	(1,128)	(20,535)	(1,276)
Net investment income (loss)	5,178	9,831	8,194	113,194	27,431

Net realized gain (loss)	(4,839)	(10,766)	(5,803)	(60,847)	(28,348)

Capital gain distribution from mutual funds	—	—	961	492,361	53,269

Change in unrealized appreciation (depreciation) of investments	11,769	26,879	22,760	469,068	3,257
Increase (decrease) in net assets from operations	12,108	25,944	26,112	1,013,776	55,609

From contract transactions:

Payments received from contract owners	25,881	40,629	54,009	1,131,568	42,300

Payments for contract benefits or terminations	(1,537)	(468)	(8,169)	(62,511)	(8,420)

Policy loans	(195)	1,352	(76)	(1,083)	—

Transfers between sub-accounts (including fixed account), net	47	(5,870)	(508)	283,954	(918)

Contract maintenance charges	(25,479)	(50,038)	(29,080)	(682,725)	(48,166)
Increase (decrease) in net assets from contract transactions	(1,283)	(14,395)	16,176	669,203	(15,204)

Increase (decrease) in net assets	10,825	11,549	42,288	1,682,979	40,405

Net assets at beginning of period	254,990	585,682	413,257	7,412,559	478,702
Net assets at end of period	$265,815	$597,231	$455,545	$9,095,538	$519,107

Beginning units	14,035	60,561	37,966	574,272	48,898

Units issued	1,393	6,247	6,631	105,737	6,152

Units redeemed	(1,474)	(7,703)	(4,863)	(56,821)	(7,634)
Ending units	13,954	59,105	39,734	623,188	47,416

For the Year Ended December 31, 2022

From operations:

Dividends	$3,498	$6,099	$4,860	$256,908	$17,275

Mortality and expense risk and administrative charges	(589)	(1,550)	(1,094)	(19,505)	(1,292)
Net investment income (loss)	2,909	4,549	3,766	237,403	15,983

Net realized gain (loss)	(3,991)	(6,757)	(3,646)	(99,937)	(4,385)

Capital gain distribution from mutual funds	4,215	9,686	4,115	805,380	62,249

Change in unrealized appreciation (depreciation) of investments	(43,819)	(103,169)	(67,669)	(2,378,108)	(225,845)
Increase (decrease) in net assets from operations	(40,686)	(95,691)	(63,434)	(1,435,262)	(151,998)

From contract transactions:

Payments received from contract owners	28,540	40,033	53,558	1,145,698	48,706

Payments for contract benefits or terminations	(2,952)	—	—	(46,755)	(1,909)

Policy loans	(5,424)	2,143	(1,229)	(14,782)	447

Transfers between sub-accounts (including fixed account), net	(354)	7,863	24,131	(192,352)	44,747

Contract maintenance charges	(27,530)	(53,784)	(32,794)	(822,360)	(51,266)
Increase (decrease) in net assets from contract transactions	(7,720)	(3,745)	43,666	69,449	40,725

Increase (decrease) in net assets	(48,406)	(99,436)	(19,768)	(1,365,813)	(111,273)
Net assets at beginning of period	303,396	685,118	433,025	8,778,372	589,975
Net assets at end of period	$254,990	$585,682	$413,257	$7,412,559	$478,702

Beginning units	14,430	61,015	34,956	568,912	44,873

Units issued	2,381	6,250	8,229	87,928	17,453

Units redeemed	(2,776)	(6,704)	(5,219)	(82,568)	(13,428)
Ending units	14,035	60,561	37,966	574,272	48,898

 The accompanying Notes to Financial Statements are an integral part of this statement.

33

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Government Money Market I Fund	VALIC Company I International Equities Index Fund	VALIC Company I International Value Fund	VALIC Company I Mid Cap Index Fund	VALIC Company I Mid Cap Value Fund
For the Year Ended December 31, 2023

From operations:

Dividends	$—	$111,118	$7,578	$188,772	$1,716

Mortality and expense risk and administrative charges	—	(15,648)	(515)	(42,094)	(690)

Net investment income (loss)	—	95,470	7,063	146,678	1,026

Net realized gain (loss)	—	93,516	1,583	(8,609)	(2,693)

Capital gain distribution from mutual funds	—	—	8,363	1,962,001	41,569

Change in unrealized appreciation (depreciation) of investments	—	585,896	10,151	273,372	(1,075)
Increase (decrease) in net assets from operations	—	774,882	27,160	2,373,442	38,827

From contract transactions:

Payments received from contract owners	—	154,295	28,157	514,444	26,268

Payments for contract benefits or terminations	—	(78,897)	(153)	(409,162)	—

Policy loans	—	(32,092)	694	(6,324)	—

Transfers between sub-accounts (including fixed account), net	—	(89,157)	(9,291)	655,375	11,430

Contract maintenance charges	—	(172,583)	(19,829)	(728,011)	(12,463)
Increase (decrease) in net assets from contract transactions	—	(218,434)	(422)	26,322	25,235

Increase (decrease) in net assets	—	556,448	26,738	2,399,764	64,062

Net assets at beginning of period	—	4,179,505	192,143	15,504,083	213,136
Net assets at end of period	$—	$4,735,953	$218,881	$17,903,847	$277,198

Beginning units	—	350,742	19,276	503,843	13,105

Units issued	—	160,635	3,096	81,397	3,276

Units redeemed	—	(172,583)	(3,126)	(83,336)	(1,810)
Ending units	—	338,794	19,246	501,904	14,571

For the Year Ended December 31, 2022

From operations:

Dividends	$13,782	$115,091	$3,227	$216,311	$753

Mortality and expense risk and administrative charges	(20,474)	(15,384)	(470)	(49,696)	(627)

Net investment income (loss)	(6,692)	99,707	2,757	166,615	126

Net realized gain (loss)	(3)	12,563	1,513	18,653	(288)

Capital gain distribution from mutual funds	—	—	—	1,374,991	17,582

Change in unrealized appreciation (depreciation) of investments	2	(796,604)	(24,957)	(4,166,004)	(40,811)
Increase (decrease) in net assets from operations	(6,693)	(684,334)	(20,687)	(2,605,745)	(23,391)

From contract transactions:

Payments received from contract owners	478,064	164,022	28,770	513,141	31,531

Payments for contract benefits or terminations	(62,653)	(38,325)	(29)	(363,468)	(2,056)

Policy loans	(31,896)	882	1,226	13,213	—

Transfers between sub-accounts (including fixed account), net	(10,695,090)	344,633	2,644	(85,779)	(32,958)

Contract maintenance charges	(799,362)	(170,504)	(20,755)	(718,093)	(14,213)
Increase (decrease) in net assets from contract transactions	(11,110,937)	300,708	11,856	(640,986)	(17,696)

Increase (decrease) in net assets	(11,117,630)	(383,626)	(8,831)	(3,246,731)	(41,087)

Net assets at beginning of period	11,117,630	4,563,131	200,974	18,750,814	254,223
Net assets at end of period	$—	$4,179,505	$192,143	$15,504,083	$213,136

Beginning units	1,109,965	324,922	17,908	529,204	14,394

Units issued	594,026	192,835	4,531	171,861	3,179

Units redeemed	(1,703,991)	(167,015)	(3,163)	(197,222)	(4,468)
Ending units	—	350,742	19,276	503,843	13,105

 The accompanying Notes to Financial Statements are an integral part of this statement.

34

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Nasdaq-100 Index Fund	VALIC Company I Science & Technology Fund	VALIC Company I Small Cap Index Fund	VALIC Company I Stock Index Fund	VALIC Company I U.S. Socially Responsible Fund
For the Year Ended December 31, 2023

From operations:

Dividends	$29,119	$—	$111,024	$318,019	$2,297

Mortality and expense risk and administrative charges	(26,361)	(15,913)	(23,292)	(69,402)	(584)

Net investment income (loss)	2,758	(15,913)	87,732	248,617	1,713

Net realized gain (loss)	409,497	(562,932)	(588,103)	291,854	(1,863)

Capital gain distribution from mutual funds	1,205,983	922,123	1,703,170	1,732,645	32,081

Change in unrealized appreciation (depreciation) of investments	2,980,486	2,153,101	(5,539)	3,483,743	5,973
Increase (decrease) in net assets from operations	4,598,724	2,496,379	1,197,260	5,756,859	37,904

From contract transactions:

Payments received from contract owners	242,689	218,114	369,783	951,799	22,352

Payments for contract benefits or terminations	(353,252)	(216,016)	(255,215)	(701,180)	—

Policy loans	19,708	13,615	(1,416)	(457,433)	(39)

Transfers between sub-accounts (including fixed account), net	(281,928)	(275,578)	(460,052)	942,750	3,481

Contract maintenance charges	(386,768)	(186,585)	(377,483)	(1,549,174)	(13,623)
Increase (decrease) in net assets from contract transactions	(759,551)	(446,450)	(724,383)	(813,238)	12,171

Increase (decrease) in net assets	3,839,173	2,049,929	472,877	4,943,621	50,075

Net assets at beginning of period	8,510,120	4,575,303	8,625,061	23,208,971	170,170
Net assets at end of period	$12,349,293	$6,625,232	$9,097,938	$28,152,592	$220,245

Beginning units	171,046	123,742	351,834	725,928	8,296

Units issued	52,655	77,185	109,152	94,641	1,553

Units redeemed	(62,700)	(84,429)	(135,208)	(116,793)	(983)
Ending units	161,001	116,498	325,778	703,776	8,866

For the Year Ended December 31, 2022

From operations:

Dividends	$25,512	$—	$72,887	$318,018	$1,148

Mortality and expense risk and administrative charges	(29,203)	(17,518)	(29,751)	(77,912)	(510)

Net investment income (loss)	(3,691)	(17,518)	43,136	240,106	638

Net realized gain (loss)	1,078,224	(216,688)	(249,453)	1,402,104	431

Capital gain distribution from mutual funds	1,050,305	1,471,972	999,517	2,185,479	22,399

Change in unrealized appreciation (depreciation) of investments	(6,493,965)	(4,191,949)	(3,130,630)	(9,509,359)	(54,757)
Increase (decrease) in net assets from operations	(4,369,127)	(2,954,183)	(2,337,430)	(5,681,670)	(31,289)

From contract transactions:

Payments received from contract owners	273,973	233,014	373,510	939,119	34,721

Payments for contract benefits or terminations	(146,448)	(356,448)	(171,078)	(306,058)	(4,658)

Policy loans	(2,920)	91,920	(5,185)	4,098	282

Transfers between sub-accounts (including fixed account), net	(912,068)	47,565	262,382	(400,648)	(1,175)

Contract maintenance charges	(370,064)	(185,167)	(411,685)	(1,489,025)	(14,526)
Increase (decrease) in net assets from contract transactions	(1,157,527)	(169,116)	47,944	(1,252,514)	14,644

Increase (decrease) in net assets	(5,526,654)	(3,123,299)	(2,289,486)	(6,934,184)	(16,645)

Net assets at beginning of period	14,036,774	7,698,602	10,914,547	30,143,155	186,815
Net assets at end of period	$8,510,120	$4,575,303	$8,625,061	$23,208,971	$170,170

Beginning units	187,539	122,614	349,870	770,168	7,378

Units issued	67,772	33,237	143,841	221,819	2,032

Units redeemed	(84,265)	(32,109)	(141,877)	(266,059)	(1,114)
Ending units	171,046	123,742	351,834	725,928	8,296

 The accompanying Notes to Financial Statements are an integral part of this statement.

35

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VanEck VIP Emerging Markets Fund Initial Class	VanEck VIP Global Resources Fund Initial Class	Vanguard VIF High Yield Bond Portfolio	Vanguard VIF Real Estate Index Portfolio
For the Year Ended December 31, 2023

From operations:

Dividends	$4,906	$7,675	$267,751	$291,020

Mortality and expense risk and administrative charges	(667)	(1,356)	(16,629)	(37,269)

Net investment income (loss)	4,239	6,319	251,122	253,751

Net realized gain (loss)	(14,142)	8,189	(119,986)	(335,372)

Capital gain distribution from mutual funds	—	—	—	549,028

Change in unrealized appreciation (depreciation) of investments	20,062	(26,340)	457,993	900,674
Increase (decrease) in net assets from operations	10,159	(11,832)	589,129	1,368,081

From contract transactions:

Payments received from contract owners	17,805	15,705	264,448	497,471

Payments for contract benefits or terminations	(1,273)	—	(174,734)	(491,677)

Policy loans	556	906	10,212	(35,942)

Transfers between sub-accounts (including fixed account), net	(14,428)	(2,771)	(133,998)	545,821

Contract maintenance charges	(17,461)	(22,888)	(354,997)	(622,302)
Increase (decrease) in net assets from contract transactions	(14,801)	(9,048)	(389,069)	(106,629)

Increase (decrease) in net assets	(4,642)	(20,880)	200,060	1,261,452

Net assets at beginning of period	131,322	285,719	5,505,556	11,891,488
Net assets at end of period	$126,680	$264,839	$5,705,616	$13,152,940

Beginning units	4,639	7,870	275,240	544,691

Units issued	684	489	40,450	124,304

Units redeemed	(1,226)	(755)	(60,714)	(130,335)
Ending units	4,097	7,604	254,976	538,660

For the Year Ended December 31, 2022

From operations:

Dividends	$381	$4,855	$273,987	$265,375

Mortality and expense risk and administrative charges	(675)	(1,424)	(18,305)	(50,424)

Net investment income (loss)	(294)	3,431	255,682	214,951

Net realized gain (loss)	(2,952)	(4,133)	(67,137)	(194,032)

Capital gain distribution from mutual funds	26,434	—	—	599,400

Change in unrealized appreciation (depreciation) of investments	(65,607)	15,893	(764,269)	(5,095,956)
Increase (decrease) in net assets from operations	(42,419)	15,191	(575,724)	(4,475,637)

From contract transactions:

Payments received from contract owners	15,461	13,839	314,608	537,053

Payments for contract benefits or terminations	(519)	(31,359)	(83,907)	(531,235)

Policy loans	1,036	(455)	(16,974)	7,486

Transfers between sub-accounts (including fixed account), net	3,990	73,329	185,551	(256,704)

Contract maintenance charges	(15,979)	(21,475)	(369,056)	(625,786)
Increase (decrease) in net assets from contract transactions	3,989	33,879	30,222	(869,186)

Increase (decrease) in net assets	(38,430)	49,070	(545,502)	(5,344,823)

Net assets at beginning of period	169,752	236,649	6,051,058	17,236,311
Net assets at end of period	$131,322	$285,719	$5,505,556	$11,891,488

Beginning units	4,513	7,030	272,250	576,958

Units issued	712	2,224	77,759	214,730

Units redeemed	(586)	(1,384)	(74,769)	(246,997)
Ending units	4,639	7,870	275,240	544,691

 The accompanying Notes to Financial Statements are an integral part of this statement.

36

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Separate Account VL-R (“the Separate Account”) is a segregated investment account established by American General Life Insurance Company (”AGL”) to receive and invest premium payments from variable universal life insurance policies issued by AGL. AGL is a wholly owned subsidiary of AGC Life Insurance Company (“AGC Life”), which is wholly owned by Corebridge Life Holdings, Inc. (formerly known as AIG Life Holdings, Inc.) (“Corebridge Life Holdings”). Corebridge Life Holdings is wholly owned by Corebridge Financial, Inc. (“Corebridge”), which American International Group, Inc. (“AIG”) owns 52.2% of their outstanding common stock as of December 31, 2023. AIG is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in more than 190 countries and jurisdictions. The term “AIG” means American International Group, Inc. and not any of AIG’s consolidated subsidiaries.

The Separate Account includes the following products that are no longer available for sale:

AG Corporate Investor	Platinum Choice VUL 2(a)
AG Income Advantage VUL	Platinum Investor FlexDirector
AG Legacy Plus	Platinum Investor I
Corporate America	Platinum Investor II
Corporate Investor Select	Platinum Investor III
Equibuilder	Platinum Investor IV
Equibuilder II	Platinum Investor PLUS
Equibuilder III	Platinum Investor Survivor
Executive Advantage	Platinum Investor Survivor II
Gallery Life	Platinum Investor VIP
Gemstone Life	Polaris Life
Flexible Premium VUL (Group)	Polaris Survivorship Life
Flexible Premium Variable Universal Life Policy	Protection Advantage Select
Income Advantage Select

(a)

This product was introduced on November 6, 2014. The name was changed from AG Platinum Choice VUL to AG Platinum Choice VUL 2 on July 3, 2017. The product name was further updated to Platinum Choice VUL 2 on October 7, 2019.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as an open-ended management investment company. The names in bold in the table below are the diversified, open-ended management investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as “Funds” throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2023 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended, all periods reflect a full twelve months, except as noted below.

AB Variable Products Series Fund, Inc. (AB VPS)
AB VPS Balanced Hedged Allocation Portfolio Class A	AB VPS Small Cap Growth Portfolio Class A
AB VPS Intermediate Bond Portfolio Class A(k)	AB VPS Sustainable Global Thematic Growth Portfolio Class A
AB VPS Large Cap Growth Portfolio Class A	AB VPS Sustainable International Thematic Portfolio Class A(e)
AB VPS Relative Value Portfolio Class A(c)

The Alger Portfolios (Alger)
Alger Capital Appreciation Portfolio Class I-2	Alger Mid Cap Growth Portfolio Class I-2

American Century Variable Portfolios, Inc. (American Century VP)
American Century VP Capital Appreciation Fund Class I	American Century VP International Fund Class I(e)
American Century VP Disciplined Core Value Fund Class I	American Century VP Value Fund Class I

American Funds Insurance Series (American Funds IS)
American Funds IS American High-Income Trust Class 2	American Funds IS Growth Fund Class 2
American Funds IS Asset Allocation Fund Class 2	American Funds IS Growth-Income Fund Class 2
American Funds IS Global Growth Fund Class 2	American Funds IS International Fund Class 2

37

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

BlackRock Variable Series Funds, Inc. (BlackRock)
BlackRock Advantage SMID Cap V.I. Fund Class I(e)	BlackRock Capital Appreciation V.I. Fund Class I(e)
BlackRock Basic Value V.I. Fund Class I(e)

BNY Mellon Investment Portfolios (BNY Mellon IP)
BNY Mellon IP MidCap Stock Portfolio Initial Shares

BNY Mellon Stock Index Fund Inc.
BNY Mellon Stock Index Fund, Inc. Initial Shares

BNY Mellon Variable Investment Fund (BNY Mellon VIF)
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares

EQ Advisors Trust SM (EQ/)
EQ Advisors Multimanager Aggressive Equity Portfolio Class IA	EQ/International Equity Index Portfolio Class IA
EQ/Common Stock Index Portfolio Class IA	EQ/Moderate Allocation Portfolio Class IA(n)
EQ/Core Plus Bond Portfolio Class IA(m)	EQ/Money Market Portfolio Class IA

Fidelity Variable Insurance Products (Fidelity VIP)
Fidelity VIP Asset Manager Growth Portfolio Initial Class	Fidelity VIP Freedom 2030 Portfolio Service Class 2
Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Initial Class
Fidelity VIP Asset Manager Portfolio Service Class 2	Fidelity VIP Government Money Market Portfolio Service Class 2
Fidelity VIP Balanced Portfolio Initial Class(e)	Fidelity VIP Growth Portfolio Initial Class
Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP High Income Portfolio Initial Class
Fidelity VIP Equity-Income Portfolio Initial Class	Fidelity VIP Index 500 Portfolio Initial Class
Fidelity VIP Equity-Income Portfolio Service Class 2	Fidelity VIP Investment Grade Bond Portfolio Initial Class
Fidelity VIP Freedom 2020 Portfolio Service Class 2	Fidelity VIP Mid Cap Portfolio Service Class 2
Fidelity VIP Freedom 2025 Portfolio Service Class 2	Fidelity VIP Overseas Portfolio Initial Class

Franklin Templeton Variable Insurance Products Trust (FTVIP)
FTVIP Franklin Mutual Shares VIP Fund Class 2	FTVIP Templeton Developing Markets VIP Fund Class 2(e)
FTVIP Franklin Small Cap Value VIP Fund Class 2	FTVIP Templeton Foreign VIP Fund Class 2
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	FTVIP Templeton Growth VIP Fund Class 2(e)
FTVIP Franklin U.S. Government Securities VIP Fund Class 2

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT)
Goldman Sachs VIT International Equity Insights Fund Institutional Shares(e)	Goldman Sachs VIT U.S. Equity Insights Fund Institutional Shares(e)
Goldman Sachs VIT Strategic Growth Fund Institutional Shares

Invesco Variable Insurance Funds (Invesco V.I.)
Invesco V.I. American Franchise Fund Series I	Invesco V.I. Global Real Estate Fund Series I
Invesco V.I. American Value Fund Series I(e)	Invesco V.I. Global Strategic Income Fund Series I
Invesco V.I. Conservative Balanced Fund Series I	Invesco V.I. Government Securities Fund Series I
Invesco V.I. Core Equity Fund Series I	Invesco V.I. Growth and Income Fund Series I
Invesco V.I. EQV International Equity Fund Series 1	Invesco V.I. High Yield Fund Series I
Invesco V.I. Global Fund Series I	Invesco V.I. Main Street Fund Series I

Janus Aspen Series (Janus)
Janus Henderson Enterprise Portfolio Service Shares	Janus Henderson Global Research Portfolio Service Shares
Janus Henderson Forty Portfolio Service Shares	Janus Henderson Overseas Portfolio Service Shares

Lincoln Variable Insurance Products Trust (LVIP)
LVIP JPMorgan Core Bond Fund Standard Class(d)	LVIP JPMorgan Small Cap Core Fund Standard Class(g)
LVIP JPMorgan Mid Cap Value Fund Standard Class(f)	LVIP JPMorgan U.S. Equity Fund Standard Class(h)

38

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MFS Variable Insurance Trust (MFS VIT)
MFS VIT Growth Series Initial Class	MFS VIT Research Series Initial Class
MFS VIT Investors Trust Series Initial Class	MFS VIT Total Return Series Initial Class
MFS VIT New Discovery Series Initial Class	MFS VIT Utilities Series Initial Class

MFS Variable Insurance Trust II (MFS VIT II)
MFS VIT II Core Equity Portfolio Initial Class

Morgan Stanley Variable Insurance Fund, Inc. (Morgan Stanley VIF)
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I(e)	Morgan Stanley VIF Growth Portfolio Class I

Neuberger Berman Advisers Management Trust (Neuberger Berman AMT)
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	Neuberger Berman AMT Sustainable Equity Portfolio Class I
Neuberger Berman AMT Short Duration Bond Portfolio Class I

PIMCO Variable Insurance Trust (PIMCO)
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	PIMCO Real Return Portfolio Administrative Class
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	PIMCO Short-Term Portfolio Administrative Class
PIMCO High Yield Portfolio Administrative Class(e)	PIMCO Total Return Portfolio Administrative Class
PIMCO Long-Term U.S. Government Portfolio Administrative Class(e)

Pioneer Variable Contracts Trust (Pioneer)
Pioneer Fund VCT Portfolio Class I	Pioneer Select Mid Cap Growth VCT Portfolio Class I
Pioneer Mid Cap Value VCT Portfolio Class I

Putnam Variable Trust (Putnam VT)
Putnam VT Diversified Income Fund Class IB	Putnam VT Large Cap Value Fund Class IB
Putnam VT International Value Fund Class IB	Putnam VT Small Cap Value Fund Class IB
Putnam VT Large Cap Growth Fund Class IB(i)	Putnam VT Sustainable Leaders Fund Class IB

Seasons Series Trust (SST)
SST SA Multi-Managed Mid Cap Value Portfolio Class 3

SunAmerica Series Trust (SAST)(a)
SAST SA AB Growth Portfolio Class 1	SAST SA JPMorgan Large Cap Core Portfolio Class 1(j)
SAST SA DFA Ultra Short Bond Portfolio Class 1	SAST SA JPMorgan MFS Core Bond Portfolio Class 1
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	SAST SA MFS Blue Chip Growth Portfolio Class 1
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	SAST SA MFS Massachusetts Investors Trust Portfolio Class 1
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	SAST SA MFS Total Return Portfolio Class 1
SAST SA Goldman Sachs Global Bond Portfolio Class 1	SAST SA Morgan Stanley International Equities Portfolio Class 1
SAST SA Invesco Growth Opportunities Portfolio Class 1	SAST SA PineBridge High-Yield Bond Portfolio Class 1
SAST SA Janus Focused Growth Portfolio Class 1	SAST SA Putnam International Growth and Income Portfolio Class 1
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	SAST SA Wellington Capital Appreciation Portfolio Class 1
SAST SA JPMorgan Emerging Markets Portfolio Class 1	SAST SA Wellington Capital Appreciation Portfolio Class 3
SAST SA JPMorgan Equity-Income Portfolio Class 1	SAST SA Wellington Government and Quality Bond Portfolio Class 1
SAST SA JPMorgan Global Equities Portfolio Class 1	SAST SA Wellington Government and Quality Bond Portfolio Class 3

VALIC Company I(b)
VALIC Company I Core Bond Fund	VALIC Company I Mid Cap Value Fund
VALIC Company I Dynamic Allocation Fund	VALIC Company I Nasdaq-100 Index Fund
VALIC Company I Emerging Economies Fund	VALIC Company I Science & Technology Fund
VALIC Company I Government Money Market I Fund(I)	VALIC Company I Small Cap Index Fund
VALIC Company I International Equities Index Fund	VALIC Company I Stock Index Fund
VALIC Company I International Value Fund	VALIC Company I U.S. Socially Responsible Fund
VALIC Company I Mid Cap Index Fund

39

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

VanEck VIP Trust (VanEck VIP)
VanEck VIP Emerging Markets Fund Initial Class	VanEck VIP Global Resources Fund Initial Class

Vanguard Variable Insurance Fund (Vanguard VIF)
Vanguard VIF High Yield Bond Portfolio	Vanguard VIF Total Bond Market Index Portfolio(e)
Vanguard VIF Real Estate Index Portfolio	Vanguard VIF Total Stock Market Index Portfolio(e)

(a)	These are affiliated investment companies. SunAmerica Asset Management, LLC. (“SunAmerica”), an affiliate of AGL, serves as the investment advisor to Seasons Series Trust and SunAmerica Series Trust.

(b)

VALIC Company I is an affiliated investment company. The Variable Annuity Life Insurance Company (VALIC), an affiliate of AGL, serves as the investment advisor to VALIC Company I. VALIC Retirement Services Company, a direct, wholly owned subsidiary of VALIC, serves as the transfer agent and accounting services agent to VALIC Company I, Seasons Series Trust and SunAmerica Series Trust. SunAmerica, an affiliate of AGL, serves as the administrator to each series of VALIC Company I, and as the investment sub-advisor to certain series of VALIC Company I.

(c)	Formerly AB VPS Growth and Income Portfolio.

(d)	Formerly JPMorgan Insurance Trust Core Bond Portfolio.

(e)	Sub-account had no activity during the current or prior year and no assets or liabilities as of December 31, 2023.

(f)	Formerly JPMorgan Insurance Trust Mid Cap Value Portfolio.
(g)	Formerly JPMorgan Insurance Trust Small Cap Core Portfolio.

(h)	Formerly JPMorgan Insurance Trust U.S. Equity Portfolio.

(i)	Formerly Putnam VT Growth Opportunities Fund.

(j)	Formerly SAST SA Invesco Main Street Large Cap Core Portfolio.

(k)	Statements of Operations and Changes in Net Assets for the period January 1, 2022 to March 3, 2022 (cessation of operations).

(l)	Statements of Operations and Changes in Net Assets for the period January 1, 2022 to July 22, 2022 (cessation of operations).

(m)	Formerly EQ Premier VIP EQ/Core Plus Bond Portfolio.

(n)	Formerly EQ Premier VIP EQ/Moderate Allocation Portfolio.

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of AGL’s General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of each of the sub-accounts of the Separate Account are registered in the name of AGL. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from AGL’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising out of any other business of AGL may conduct. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

2.	Summary of Significant Accounting Policy

The financial statements of the Separate Account have been prepared in accordance with accounting principles generally accepted in the United States (GAAP). The Separate Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in accordance with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

Policy Loans: When a policy loan is made, the loan amount is transferred to AGL from the contract owner’s selected investment, and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the contract owner’s selected investment, after they are first used to repay all loans taken from the declared fixed interest account option.

Accumulation Unit: This is the basic valuation unit used to calculate the contract owner’s interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

40

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Internal Rollovers: A contract owner with an eligible Company life insurance policy may elect to replace their existing policy with another insurance policy offered by AGL. Internal rollovers are included on the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets under contract transactions.

Income Taxes: The operations of the Separate Account are included in the federal income tax return of AGL, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, AGL does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. AGL will periodically review changes in the tax law. AGL retains the right to charge for any federal income tax incurred which is applicable to the Separate Account if the law is changed.

3.	Fair Value Measurements

Assets recorded at fair value in the Separate Account’s Statement of Assets and Liabilities are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:

•

Level 1— Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

•

Level 2— Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3— Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances for these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2023 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2023, and respective hierarchy levels.

4.	Expenses

Expense charges are applied against the current value of the Separate Account and are paid to AGL as follows:

Separate Account Annual Charges: Deductions for the mortality and expense risk charges and administrative charges are calculated daily, at an annual rate, on the actual prior day’s net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to AGL. The mortality risk charge represents compensation to AGL for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to AGL for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. The administrative charge reimburses AGL for any administrative expenses incurred under the contract. This includes the expenses for administration and marketing. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets. The exact rate depends on the particular product issued. Expense charges for each product are as follows:

41

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Products	Mortality and Expense Risk Maximum Annual Rate and Administrative Charges Maximum Annual Rate	First Reduction in Mortality and Expense Risk and Administrative Charges Rate(a)	Second Reduction in Mortality and Expense Risk and Administrative Charges Rate(b)
AG Corporate Investor	0.65%	0.25%	0.25%
AG Income Advantage VUL	0.70%	0.35%	0.20%
AG Legacy Plus	0.90%	0.25%	0.25%
Platinum Choice VUL 2	0.70%	0.35%	0.20%
Corporate America	0.35%	0.10%	0.10%
Corporate America (reduced surrender charge)	0.65%	0.25%	0.25%
Corporate Investor Select	0.65%	0.25%	0.25%
Income Advantage Select	0.70%	0.35%	0.20%
Platinum Investor FlexDirector	0.70%	0.25%	0.35%
Platinum Investor I	0.75%	0.25%	0.25%
Platinum Investor II	0.75%	0.25%	0.25%
Platinum Investor III	0.70%	0.25%	0.35%
Platinum Investor IV	0.70%	0.35%	0.25%
Platinum Investor PLUS	0.70%	0.25%	0.35%
Platinum Investor Survivor	0.40%	0.20%	0.10%(c)
Platinum Investor Survivor II	0.75%	0.25%(d)	0.35%(c)
Platinum Investor VIP	0.70%	0.35%	0.20%
Protection Advantage Select	0.70%	0.35%	0.20%

(a)	After 10th policy year.

(b)	After 20th policy year.

(c)	After 30th policy year.

(d)	After 15th policy year.

Expense charges for the following products are as follows:

Products	Separate Account Current Annual Rate	Separate Account Maximum Annual Rate
Executive Advantage®	0.10%	1.00%
Gallery Life	0.50%	0.90%
Gemstone Life	0.10%	0.90%
Polaris Life	0.25%	0.90%
Polaris Survivorship Life	0.10%	0.90%
Flexible Premium VUL (Group)	0.50%	0.90%
Flexible Premium Variable Universal Life Policy	0.50%	0.90%

The separate account annual charge for Equibuilder, Equibuilder II and Equibuilder III is calculated as a percentage of the net asset value and deducted at an annual rate of 0.75 percent.

Monthly Administrative Charge: AGL makes a monthly charge against each policy account for the administrative expenses. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

The maximum monthly administrative expense charge is $15. AGL may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of the policy. The monthly expense charge is applied against each $1,000 of base coverage. This charge varies according to the ages, gender and the premium classes of both of the contingent insurers, as well as the amount of coverage. There may be an additional monthly administrative charge during the first policy year and the 12 months after an increase in face amount per insured. This charge will not exceed $25 a month per insured.

For Equibuilder II and Equibuilder II AGL currently charges $9 per month guaranteed to be no more than $12 per month.

42

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

For Equibuilder AGL currently charges $6 per month plus an additional charge of $24 per month for each of the first 12 months a policy is in effect.

Contract Maintenance Charge: Monthly contract maintenance charges are paid to AGL for the administrative services provided under the current policies. AGL may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of your policy. The monthly expense charge is applied only against each $1,000 of coverage (if the policy offers both base and supplement coverage, then only each $1,000 of base coverage). This charge varies according to the ages, gender and the premium class of the insured, as well as the amount of coverage. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

AGL may charge a maximum fee of $12 for the monthly contract maintenance charge.

Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to AGL. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The amount of the withdrawal charge depends on the age and other insurance characteristics of the insured person. For partial withdrawals, AGL may charge a maximum transaction fee per partial withdrawal equal to the lesser of 2 percent of the amount withdrawn or $25. Currently, a $10 transaction fee per policy is charged for each partial withdrawal. In addition, for Equibuilder AGL charges for a partial withdrawal of net cash surrender value (currently $10 or 2 percent of the amount withdrawn, whichever is less).

For Equibuilder I, Equibuilder II and Equibuilder III, during the first ten years a policy is in effect, a withdrawal charge may be assessed by AGL. The maximum withdrawal charge is equal to 50 percent of one “target” premium. This maximum will not vary with premiums paid or when premiums are paid. At the end of the sixth policy year, and at the end of each of the four succeeding policy years, the maximum withdrawal charge will decrease by 20 percent. The current withdrawal charge for Equibuilder, EquiBuilder II and EquiBuilder III will equal 30 percent, 30 percent and 25 percent, respectively, of premium payments made during the first policy year up to one “target” premium and 9 percent of any additional premiums paid during the first ten policy years.

Policy Loan Interest Charge: A loan may be requested against a policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to AGL for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

Cost of Insurance Charge: Since determination of both the insurance rate and AGL’s net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charge is included as part of the contract maintenance charges line of the Statements of Operations and Changes in Net Assets.

Transfer Fee: A transfer fee may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year depending on the contract provision. The transfer fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

A transfer fee of $25 is assessed on each transfer in excess of 12 transfers during the policy year. For Equibuilder, Equibuilder II and Equibuilder III a transfer fee of $25 is assessed on each transfer in excess of four transfers during the policy year.

Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.5 percent. AGL deducts from each premium payment a charge to cover costs associated with the issuance of the policy, administrative services AGL performs and a premium tax that is applicable to AGL in the state or other jurisdiction of the policy owner. Premium tax charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

A summary of premium tax charges follows:

Products	Premium Tax Charge
AG Corporate Investor*	4.00% up to the “target premium” and 5.00% on any premium amounts in excess of the “target premium” for policy years 1-3. 9.00% up to the “target premium” and 5.00% on any premium amounts in excess of the “target premium” for policy years 4-7. 5.00% of all premium payments in policy years 8 and thereafter.
AG Income Advantage VUL	5.00% of after-tax premium payment
Platinum Choice VUL 2	9.00% of after-tax premium payment

43

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Products	Premium Tax Charge
Corporate America*	9.00% up to the “target premium” and 5.00% on any premium amounts in excess of the “target premium” for policy years 1-7. 5.00% of all premium payments in policy years 8 and thereafter.
Corporate Investor Select*

4.00% up to the “target premium” and 5.00% on any premium amounts in excess of the “target premium” for policy years 1-3. 9.00% up to the “target premium” and 5.00% on any premium amounts in excess of the “target premium” for policy years 4-7. 5.00% of all premium payments in policy years 8 and thereafter.

Income Advantage Select	3.50% of each premium payment
Platinum Investor FlexDirector	3.50% of each premium payment
Platinum Investor I	3.50% of each premium payment
Platinum Investor II	3.50% of each premium payment
Platinum Investor III	3.50% of each premium payment
Platinum Investor IV	3.50% of each premium payment
Platinum Investor PLUS	3.50% of each premium payment
Platinum Investor Survivor	3.50% of each premium payment
Platinum Investor Survivor II	3.50% of each premium payment
Platinum Investor VIP	3.50% of each premium payment
Protection Advantage Select	3.50% of each premium payment
Executive Advantage®	The maximum charge is 9% of each premium payment.
Gallery Life	5% of each premium payment plus the state specific premium taxes.
Gemstone Life *

5% of each premium payment up to the target premium amount plus 2% of any premium paid in excess of the target premium amount for policy years 1-10. 3% of each premium payment up to the target premium amount plus 2% of any premium paid in excess of the target premium amount beginning in policy year 11. The maximum charge is 8% of each premium payment.

Polaris Life	Currently 5% for the first 10 policy years and 3% thereafter. The maximum charge allowed is 8% of each premium payment.
Polaris Survivorship Life	Currently 5% for the first 10 policy years and 3% thereafter. The maximum charge allowed is 8% of each premium payment.
Flexible Premium VUL (Group)	5% of each premium payment plus the state specific premium taxes.
Flexible Premium Variable Universal Life Policy	5% of each premium payment plus the state specific premium taxes.

*

The target premium is an amount of premium that is approximately equal to the seven-pay premium, which is the maximum amount of premium that may be paid without the policy becoming a modified endowment contract.

Optional Rider Charge: Monthly charges are deducted if the contract owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are included as part of contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

Face Amount Increase Charge: AGL charges for an increase in the face amount of insurance. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

For Equibuilder, the face amount increase charge is $1.50 per $1,000 increase in the face amount of insurance up to a maximum charge of $300.

Guaranteed Minimum Withdrawal Benefit (GMWB) Charge: Daily charges for the GMWB rider are assessed through the daily unit value calculation on all policies that have elected this option. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

The annualized GMWB charge is 0.75 percent, which may be increased to a maximum of 1.50 percent.

44

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.	Purchases and Sales of Investments

For the year ended December 31, 2023, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts	Cost of Purchases	Proceeds from Sales
AB VPS Balanced Hedged Allocation Portfolio Class A	$27,169	$26,943
AB VPS Large Cap Growth Portfolio Class A	2,370,594	367,703
AB VPS Relative Value Portfolio Class A	227,057	201,758
AB VPS Small Cap Growth Portfolio Class A	26,131	71,065
AB VPS Sustainable Global Thematic Growth Portfolio Class A	136,126	115,235
Alger Capital Appreciation Portfolio Class I-2	5,771,994	6,545,986
Alger Mid Cap Growth Portfolio Class I-2	1,622,335	1,740,018
American Century VP Capital Appreciation Fund Class I	7,730	15,346
American Century VP Disciplined Core Value Fund Class I	8,396	4,882
American Century VP Value Fund Class I	3,967,854	3,276,882
American Funds IS American High-Income Trust Class 2	217,551	78,766
American Funds IS Asset Allocation Fund Class 2	1,023,601	465,551
American Funds IS Global Growth Fund Class 2	418,511	253,562
American Funds IS Growth Fund Class 2	1,502,732	1,179,336
American Funds IS Growth-Income Fund Class 2	918,283	439,477
American Funds IS International Fund Class 2	228,539	148,368
BNY Mellon IP MidCap Stock Portfolio Initial Shares	1,321,084	1,486,394
BNY Mellon Stock Index Fund, Inc. Initial Shares	380,872	267,873
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	2,208,057	1,866,406
EQ Advisors Multimanager Aggressive Equity Portfolio Class IA	23,363	84,633
EQ/Common Stock Index Portfolio Class IA	122,316	222,482
EQ/Core Plus Bond Portfolio Class IA	2,089	3,584
EQ/International Equity Index Portfolio Class IA	8,036	14,519
EQ/Moderate Allocation Portfolio Class IA	363,563	418,145
EQ/Money Market Portfolio Class IA	2,248	4,605
Fidelity VIP Asset Manager Growth Portfolio Initial Class	161,758	570,040
Fidelity VIP Asset Manager Portfolio Initial Class	9,206,428	9,731,056
Fidelity VIP Asset Manager Portfolio Service Class 2	955,524	991,594
Fidelity VIP Contrafund Portfolio Initial Class	2,068,427	4,302,449
Fidelity VIP Contrafund Portfolio Service Class 2	9,148,257	10,038,222
Fidelity VIP Equity-Income Portfolio Initial Class	1,708,931	2,725,639
Fidelity VIP Equity-Income Portfolio Service Class 2	4,172,659	4,200,799
Fidelity VIP Freedom 2020 Portfolio Service Class 2	24,401	27,350
Fidelity VIP Freedom 2025 Portfolio Service Class 2	102,458	364,090
Fidelity VIP Freedom 2030 Portfolio Service Class 2	181,991	242,586
Fidelity VIP Government Money Market Portfolio Initial Class	10,336,392	10,425,740
Fidelity VIP Government Money Market Portfolio Service Class 2	486,215	870,779
Fidelity VIP Growth Portfolio Initial Class	4,434,404	6,159,070
Fidelity VIP Growth Portfolio Service Class 2	10,259,830	9,280,170
Fidelity VIP High Income Portfolio Initial Class	143,360	203,399
Fidelity VIP Index 500 Portfolio Initial Class	1,211,684	3,349,529
Fidelity VIP Investment Grade Bond Portfolio Initial Class	117,274	241,761
Fidelity VIP Mid Cap Portfolio Service Class 2	1,684,059	2,012,856
Fidelity VIP Overseas Portfolio Initial Class	161,537	561,894
FTVIP Franklin Mutual Shares VIP Fund Class 2	2,358,733	1,859,554
FTVIP Franklin Small Cap Value VIP Fund Class 2	2,982,443	2,227,398
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	1,461	3,381
FTVIP Franklin U.S. Government Securities VIP Fund Class 2	354,366	1,361,794
FTVIP Templeton Foreign VIP Fund Class 2	3,011,734	3,361,309
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	182,439	470,818
Invesco V.I. American Franchise Fund Series I	63,636	72,828
Invesco V.I. Conservative Balanced Fund Series I	221,194	475,027
Invesco V.I. Core Equity Fund Series I	1,305,682	1,492,119
Invesco V.I. EQV International Equity Fund Series 1	2,186,469	2,598,860
Invesco V.I. Global Fund Series I	2,977,230	2,508,776
Invesco V.I. Global Real Estate Fund Series I	214,368	201,494
Invesco V.I. Global Strategic Income Fund Series I	0	55
Invesco V.I. Government Securities Fund Series I	3,965	4,592
Invesco V.I. Growth and Income Fund Series I	3,889,292	2,999,585
Invesco V.I. High Yield Fund Series I	127,050	325,040
Invesco V.I. Main Street Fund Series I	76,341	41,194

45

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
Janus Henderson Enterprise Portfolio Service Shares	$1,910,094	$1,716,766
Janus Henderson Forty Portfolio Service Shares	576,575	577,339
Janus Henderson Global Research Portfolio Service Shares	843,520	965,378
Janus Henderson Overseas Portfolio Service Shares	1,570,332	2,871,013
LVIP JPMorgan Core Bond Fund Standard Class	564,172	190,574
LVIP JPMorgan Mid Cap Value Fund Standard Class	87,932	119,653
LVIP JPMorgan Small Cap Core Fund Standard Class	1,182,501	709,337
LVIP JPMorgan U.S. Equity Fund Standard Class	40,391	4,142
MFS VIT Growth Series Initial Class	6,197,848	6,069,640
MFS VIT Investors Trust Series Initial Class	215,760	490,497
MFS VIT New Discovery Series Initial Class	2,521,193	2,418,772
MFS VIT Research Series Initial Class	1,678,084	1,713,348
MFS VIT Total Return Series Initial Class	362,544	458,671
MFS VIT Utilities Series Initial Class	7,744,776	7,539,500
MFS VIT II Core Equity Portfolio Initial Class	2,186,125	2,220,562
Morgan Stanley VIF Growth Portfolio Class I	3,748,003	2,588,863
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	1,895,906	2,184,818
Neuberger Berman AMT Short Duration Bond Portfolio Class I	2,662	5,298
Neuberger Berman AMT Sustainable Equity Portfolio Class I	34,370	33,166
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	357,733	235,125
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	88,633	94,822
PIMCO Real Return Portfolio Administrative Class	2,175,933	2,449,372
PIMCO Short-Term Portfolio Administrative Class	5,768,468	6,751,585
PIMCO Total Return Portfolio Administrative Class	3,446,685	4,108,252
Pioneer Fund VCT Portfolio Class I	186,474	155,207
Pioneer Mid Cap Value VCT Portfolio Class I	315,697	100,435
Pioneer Select Mid Cap Growth VCT Portfolio Class I	186,291	353,971
Putnam VT Diversified Income Fund Class IB	995,020	727,742
Putnam VT International Value Fund Class IB	4,042,880	3,917,822
Putnam VT Large Cap Growth Fund Class IB	27,702	55,153
Putnam VT Large Cap Value Fund Class IB	3,463,031	2,893,488
Putnam VT Small Cap Value Fund Class IB	28,431	82,702
Putnam VT Sustainable Leaders Fund Class IB	35,265	31,343
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	34,851	16,278
SAST SA AB Growth Portfolio Class 1	892,458	768,277
SAST SA DFA Ultra Short Bond Portfolio Class 1	70,869	60,800
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	10,827	41,491
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	28,958	37,434
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	638,031	386,692
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	14,792	18,762
SAST SA Goldman Sachs Global Bond Portfolio Class 1	9,684	7,688
SAST SA Invesco Growth Opportunities Portfolio Class 1	1,051	3,957
SAST SA Janus Focused Growth Portfolio Class 1	31,801	44,764
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	739,488	1,273,943
SAST SA JPMorgan Emerging Markets Portfolio Class 1	61,448	71,312
SAST SA JPMorgan Equity-Income Portfolio Class 1	423,472	194,930
SAST SA JPMorgan Global Equities Portfolio Class 1	32,633	38,331
SAST SA JPMorgan Large Cap Core Portfolio Class 1	28,247	39,418
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	7,273	6,710
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	791,338	1,130,005
SAST SA MFS Blue Chip Growth Portfolio Class 1	3,065	10,029
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	139,254	116,412
SAST SA MFS Total Return Portfolio Class 1	112,025	128,181
SAST SA Morgan Stanley International Equities Portfolio Class 1	13,863	24,199
SAST SA PineBridge High-Yield Bond Portfolio Class 1	23,070	13,916
SAST SA Putnam International Growth and Income Portfolio Class 1	32,806	46,558
SAST SA Wellington Capital Appreciation Portfolio Class 1	70,706	349,742
SAST SA Wellington Capital Appreciation Portfolio Class 3	108,431	148,186
SAST SA Wellington Government and Quality Bond Portfolio Class 1	27,392	23,498
SAST SA Wellington Government and Quality Bond Portfolio Class 3	54,678	59,240
VALIC Company I Core Bond Fund	61,224	34,924
VALIC Company I Dynamic Allocation Fund	1,507,473	232,715
VALIC Company I Emerging Economies Fund	123,727	58,230
VALIC Company I International Equities Index Fund	2,190,321	2,313,285
VALIC Company I International Value Fund	41,673	26,670

46

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
VALIC Company I Mid Cap Index Fund	$4,862,970	$2,727,970
VALIC Company I Mid Cap Value Fund	96,935	29,105
VALIC Company I Nasdaq-100 Index Fund	4,947,329	4,498,139
VALIC Company I Science & Technology Fund	5,211,595	4,751,835
VALIC Company I Small Cap Index Fund	4,873,336	3,806,817
VALIC Company I Stock Index Fund	5,405,479	4,237,459
VALIC Company I U.S. Socially Responsible Fund	65,523	19,558
VanEck VIP Emerging Markets Fund Initial Class	20,928	31,489
VanEck VIP Global Resources Fund Initial Class	21,355	24,084
Vanguard VIF High Yield Bond Portfolio	1,127,142	1,265,089
Vanguard VIF Real Estate Index Portfolio	3,667,863	2,971,714

47

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.	Financial Highlights

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2023, follows:

	December 31, 2023				For the Year Ended December 31, 2023
		Unit Value ($)(a)(f)		Net	Investment Income	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Hedged Allocation Portfolio Class A	8,598		21.95	188,744	1.17		0.50		12.47
AB VPS Large Cap Growth Portfolio Class A	500,739	47.67	77.69	39,344,165	0.00	0.10	0.50	34.46	34.99
AB VPS Relative Value Portfolio Class A	17,288		106.12	1,834,508	1.45		0.50		11.47
AB VPS Small Cap Growth Portfolio Class A	10,020		57.67	577,851	0.00		0.50		17.44
AB VPS Sustainable Global Thematic Growth Portfolio Class A	43,554	19.38	45.87	1,462,630	0.29	0.10	0.50	15.43	15.89
Alger Capital Appreciation Portfolio Class I-2	292,527	45.11	83.49	12,576,420	0.00	0.00	1.10	41.57	43.13
Alger Mid Cap Growth Portfolio Class I-2	133,902	26.11	53.23	3,607,858	0.00	0.00	0.50	22.56	23.17
American Century VP Capital Appreciation Fund Class I	7,506		46.08	345,852	0.00		0.10		20.57
American Century VP Disciplined Core Value Fund Class I	4,901		35.20	172,501	1.50		0.10		8.54
American Century VP Value Fund Class I	512,377	23.47	46.98	16,984,738	2.33	0.00	0.70	8.34	9.10
American Funds IS American High-Income Trust Class 2	108,848	14.62	15.19	1,481,566	7.13	0.20	0.70	11.67	12.23
American Funds IS Asset Allocation Fund Class 2	623,292	20.54	22.02	10,250,507	2.22	0.00	0.70	13.47	14.27
American Funds IS Global Growth Fund Class 2	163,807	26.87	28.34	3,314,933	0.91	0.20	0.70	21.75	22.36
American Funds IS Growth Fund Class 2	320,482	40.84	43.78	8,894,876	0.37	0.00	0.70	37.52	38.48
American Funds IS Growth-Income Fund Class 2	388,986	30.35	32.53	8,594,232	1.39	0.00	0.70	25.26	26.14
American Funds IS International Fund Class 2	182,836	14.51	15.25	2,256,767	1.35	0.20	0.70	15.04	15.61
BNY Mellon IP MidCap Stock Portfolio Initial Shares	132,833	33.20	42.65	4,323,011	0.77	0.10	0.70	17.49	18.19
BNY Mellon Stock Index Fund, Inc. Initial Shares	98,871	45.34	104.62	6,716,936	1.42	0.10	0.50	25.30	25.80
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	273,405	29.61	34.08	7,946,155	0.32	0.10	0.75	8.47	9.17
EQ Advisors Multimanager Aggressive Equity Portfolio Class IA	4,294		135.21	580,581	0.38		0.75		37.27
EQ/Common Stock Index Portfolio Class IA	13,226		164.52	2,175,935	1.11		0.75		24.20
EQ/Core Plus Bond Portfolio Class IA	40		333.42	13,290	2.19		0.75		3.75
EQ/International Equity Index Portfolio Class IA	287		519.89	149,153	2.83		0.75		18.17
EQ/Moderate Allocation Portfolio Class IA	6,020		58.04	349,416	1.78		0.75		11.51
EQ/Money Market Portfolio Class IA	53		185.55	9,891	4.53		0.75		3.67
Fidelity VIP Asset Manager Growth Portfolio Initial Class	11,223		553.67	6,213,627	1.78		0.75		15.50
Fidelity VIP Asset Manager Portfolio Initial Class	179,201	27.56	65.13	11,276,137	2.30	0.10	0.75	12.10	12.83
Fidelity VIP Asset Manager Portfolio Service Class 2	193,510	19.79	30.14	3,981,443	2.17	0.00	0.50	12.09	12.65
Fidelity VIP Contrafund Portfolio Initial Class	333,360	65.68	163.54	51,473,694	0.49	0.10	0.75	32.46	33.32
Fidelity VIP Contrafund Portfolio Service Class 2	1,187,866	35.25	66.02	44,559,339	0.26	0.00	1.10	31.67	33.12
Fidelity VIP Equity-Income Portfolio Initial Class	237,642		138.55	32,924,330	1.86		0.75		9.82
Fidelity VIP Equity-Income Portfolio Service Class 2	731,053	25.45	48.00	20,100,332	1.72	0.00	1.10	9.17	10.38
Fidelity VIP Freedom 2020 Portfolio Service Class 2	11,695	20.91	31.35	249,564	2.99	0.00	0.45	11.72	12.22
Fidelity VIP Freedom 2025 Portfolio Service Class 2	23,450	22.64	34.55	543,182	2.48	0.00	0.45	12.82	13.32
Fidelity VIP Freedom 2030 Portfolio Service Class 2	132,103	21.21	37.41	3,227,390	2.24	0.00	1.10	13.21	14.46
Fidelity VIP Government Money Market Portfolio Initial Class	1,087,913	10.45	10.64	13,606,233	5.10	0.00	1.10	3.75	4.89
Fidelity VIP Government Money Market Portfolio Service Class 2	115,002	10.22	10.82	1,237,632	4.88	0.25	0.70	3.91	4.37
Fidelity VIP Growth Portfolio Initial Class	454,684	51.60	226.25	91,750,214	0.13	0.10	0.75	35.22	36.10
Fidelity VIP Growth Portfolio Service Class 2	712,775	42.27	84.47	35,350,351	0.00	0.00	0.70	34.94	35.89
Fidelity VIP High Income Portfolio Initial Class	17,728	27.97	354.24	1,752,456	5.51	0.10	0.75	9.65	10.37
Fidelity VIP Index 500 Portfolio Initial Class	326,468		145.83	47,608,913	1.46		0.75		25.25
Fidelity VIP Investment Grade Bond Portfolio Initial Class	18,887	21.67	358.16	2,327,647	2.52	0.10	0.75	5.41	6.10
Fidelity VIP Mid Cap Portfolio Service Class 2	461,922	27.86	51.95	12,443,229	0.38	0.00	1.10	13.55	14.80
Fidelity VIP Overseas Portfolio Initial Class	21,492	37.58	522.87	6,788,611	1.04	0.50	0.75	19.61	19.91
FTVIP Franklin Mutual Shares VIP Fund Class 2	334,730	19.29	33.04	6,799,905	1.86	0.00	1.10	12.23	13.46
FTVIP Franklin Small Cap Value VIP Fund Class 2	326,560	27.66	49.73	9,089,305	0.49	0.00	1.10	11.51	12.75
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	622	34.68	36.06	22,309	0.00	0.25	0.50	26.11	26.42
FTVIP Franklin U.S. Government Securities VIP Fund Class 2	137,698	12.75	14.50	1,685,386	2.13	0.10	0.70	3.74	4.36
FTVIP Templeton Foreign VIP Fund Class 2	273,101	12.76	13.58	3,572,813	3.29	0.10	0.50	20.16	20.64
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	95,560	47.90	50.98	4,776,354	0.00	0.10	0.50	41.24	41.80
Invesco V.I. American Franchise Fund Series I	20,419	38.12	39.37	794,244	0.00	0.10	0.50	40.23	40.79
Invesco V.I. Conservative Balanced Fund Series I	80,606	15.61	24.51	1,306,789	1.74	0.00	0.50	12.04	12.60
Invesco V.I. Core Equity Fund Series I	307,522	28.71	30.56	9,246,249	0.74	0.10	0.50	22.75	23.24
Invesco V.I. EQV International Equity Fund Series 1	459,546	15.84	29.97	8,301,079	0.20	0.00	1.10	16.86	18.15
Invesco V.I. Global Fund Series I	335,117	27.45	51.04	9,830,694	0.23	0.00	1.10	33.27	34.73
Invesco V.I. Global Real Estate Fund Series I	51,332	11.89	23.67	698,260	1.45	0.00	0.70	8.29	9.05
Invesco V.I. Global Strategic Income Fund Series I	26		11.47	297	0.00		0.25		8.61
Invesco V.I. Government Securities Fund Series I	685	11.23	11.59	7,820	1.94	0.25	0.50	4.10	4.36
Invesco V.I. Growth and Income Fund Series I	402,464	43.05	45.44	11,468,772	1.57	0.00	0.75	11.82	12.66
Invesco V.I. High Yield Fund Series I	47,629	15.60	16.41	754,940	5.16	0.10	0.50	9.63	10.07
Invesco V.I. Main Street Fund Series I	21,147		40.25	851,162	0.85		0.10		23.09
Janus Henderson Enterprise Portfolio Service Shares	210,046	33.11	77.41	8,288,785	0.09	0.00	0.70	16.96	17.78
Janus Henderson Forty Portfolio Service Shares	53,664	38.69	76.29	1,932,102	0.13	0.00	0.70	38.68	39.65

48

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2023				For the Year Ended December 31, 2023
		Unit Value ($)(a)(f)		Net	Investment Income	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Janus Henderson Global Research Portfolio Service Shares	137,635	20.53	28.30	3,841,714	0.77	0.10	0.70	25.59	26.34
Janus Henderson Overseas Portfolio Service Shares	503,045	11.13	13.22	6,338,991	1.32	0.00	1.10	9.38	10.58
LVIP JPMorgan Core Bond Fund Standard Class	355,794	10.92	15.49	3,870,983	3.67	0.00	0.70	5.17	5.91
LVIP JPMorgan Mid Cap Value Fund Standard Class	7,395	52.72	55.91	403,118	3.18	0.10	0.50	10.36	10.80
LVIP JPMorgan Small Cap Core Fund Standard Class	126,530	33.80	46.89	4,150,901	1.23	0.10	0.70	12.31	12.99
LVIP JPMorgan U.S. Equity Fund Standard Class	7,187		71.83	516,233	1.56		0.10		27.03
MFS VIT Growth Series Initial Class	320,982	53.80	69.62	34,237,784	0.00	0.10	0.75	34.85	35.73
MFS VIT Investors Trust Series Initial Class	7,322		441.84	3,235,159	0.71		0.75		18.09
MFS VIT New Discovery Series Initial Class	233,168	37.33	69.61	8,001,599	0.00	0.00	1.10	13.16	14.41
MFS VIT Research Series Initial Class	137,819	63.61	498.27	10,503,553	0.51	0.00	0.75	21.51	22.42
MFS VIT Total Return Series Initial Class	18,479	25.29	388.56	4,552,864	2.01	0.25	0.75	9.62	10.17
MFS VIT Utilities Series Initial Class	110,190		64.88	7,149,523	3.46		0.75		-2.84
MFS VIT II Core Equity Portfolio Initial Class	386,414	26.06	59.02	14,612,625	0.54	0.10	0.75	22.22	23.02
Morgan Stanley VIF Growth Portfolio Class I	117,237	53.49	68.44	6,135,226	0.00	0.10	0.75	47.56	48.52
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	245,045	25.72	56.07	7,564,253	0.00	0.00	0.70	17.32	18.15
Neuberger Berman AMT Short Duration Bond Portfolio Class I	2,937		14.04	41,245	4.70		0.10		5.80
Neuberger Berman AMT Sustainable Equity Portfolio Class I	24,123	16.35	57.93	554,824	0.34	0.00	0.50	26.27	26.90
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	95,951	10.46	22.03	936,672	16.07	0.00	1.10	-8.86	-7.85
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	46,634	10.00	16.25	489,354	2.19	0.00	0.70	4.53	5.26
PIMCO Real Return Portfolio Administrative Class	455,253	17.44	24.65	6,732,434	2.96	0.00	0.75	2.90	3.67
PIMCO Short-Term Portfolio Administrative Class	342,406	11.44	13.62	4,253,818	4.18	0.00	1.10	4.75	5.91
PIMCO Total Return Portfolio Administrative Class	876,631	13.89	17.04	12,484,572	3.41	0.00	1.10	4.78	5.93
Pioneer Fund VCT Portfolio Class I	48,212	43.13	49.47	2,044,450	0.86	0.10	0.70	28.03	28.80
Pioneer Mid Cap Value VCT Portfolio Class I	41,647	27.13	43.13	1,173,478	1.83	0.00	0.50	11.90	12.46
Pioneer Select Mid Cap Growth VCT Portfolio Class I	79,725	38.00	40.45	3,186,266	0.00	0.10	0.50	18.18	18.65
Putnam VT Diversified Income Fund Class IB	241,364	19.76	21.26	4,521,734	5.75	0.00	0.75	4.04	4.82
Putnam VT International Value Fund Class IB	310,827	11.92	13.93	4,213,433	1.69	0.10	1.10	17.39	18.56
Putnam VT Large Cap Growth Fund Class IB	9,582	9.63	9.80	93,541	0.00	0.25	0.50	43.76	44.12
Putnam VT Large Cap Value Fund Class IB	575,804	35.79	38.09	17,432,817	1.97	0.10	0.50	15.09	15.55
Putnam VT Small Cap Value Fund Class IB	4,357	32.91	52.74	150,940	0.15	0.00	0.35	23.32	23.75
Putnam VT Sustainable Leaders Fund Class IB	2,048		54.24	111,075	0.51		0.25		25.79
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	10,358	21.86	23.05	181,264	0.98	0.20	0.70	13.15	13.71
SAST SA AB Growth Portfolio Class 1	173,143	52.64	53.11	9,117,898	0.00	0.10	0.25	34.69	34.89
SAST SA DFA Ultra Short Bond Portfolio Class 1	110,011	11.96	12.07	1,325,035	1.19	0.10	0.25	4.37	4.53
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	5,919	31.68	31.96	188,118	3.33	0.10	0.25	7.79	7.95
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	4,674	58.08	58.60	271,823	2.08	0.10	0.25	13.73	13.90
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	39,981	68.64	69.26	2,751,212	2.40	0.10	0.25	7.11	7.27
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	8,978	57.51	58.03	517,347	1.72	0.10	0.25	8.10	8.27
SAST SA Goldman Sachs Global Bond Portfolio Class 1	9,743	16.71	16.85	157,250	0.00	0.10	0.25	4.02	4.17
SAST SA Invesco Growth Opportunities Portfolio Class 1	7,265	18.11	18.27	131,569	0.00	0.10	0.25	12.22	12.39
SAST SA Janus Focused Growth Portfolio Class 1	19,314		55.85	1,078,618	0.00		0.10		39.19
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	209,774	18.74	35.51	4,742,111	1.51	0.00	0.70	14.63	15.43
SAST SA JPMorgan Emerging Markets Portfolio Class 1	10,274	29.42	29.68	302,838	3.92	0.10	0.25	10.02	10.18
SAST SA JPMorgan Equity-Income Portfolio Class 1	91,913	35.91	36.23	3,213,399	2.42	0.10	0.25	4.42	4.58
SAST SA JPMorgan Global Equities Portfolio Class 1	13,420	26.99	27.23	362,880	1.49	0.10	0.25	23.53	23.71
SAST SA JPMorgan Large Cap Core Portfolio Class 1	9,907	44.31	44.70	439,750	0.76	0.10	0.25	27.16	27.35
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	2,841	25.36	25.58	72,359	2.95	0.10	0.25	6.28	6.44
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	366,346	8.45	8.54	8,549,125	0.00	0.00	0.45	22.78	23.33
SAST SA MFS Blue Chip Growth Portfolio Class 1	2,546	29.29	29.56	75,136	0.52	0.10	0.25	40.73	40.94
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	14,855	42.84	43.22	636,680	0.87	0.10	0.25	18.76	18.93
SAST SA MFS Total Return Portfolio Class 1	20,861	38.33	38.67	802,628	1.90	0.10	0.25	10.04	10.20
SAST SA Morgan Stanley International Equities Portfolio Class 1	23,647	15.96	16.10	378,154	1.56	0.1	0.25	16.27	16.45
SAST SA PineBridge High-Yield Bond Portfolio Class 1	9,118	33.54	33.84	306,407	6.51	0.1	0.25	15.88	16.05
SAST SA Putnam International Growth and Income Portfolio Class 1	24,274	21.16	21.35	514,955	2.58	0.10	0.25	19.18	19.36
SAST SA Wellington Capital Appreciation Portfolio Class 1	67,009	92.70	93.53	5,531,983	0.00	0.10	0.25	39.35	39.56
SAST SA Wellington Capital Appreciation Portfolio Class 3	43,025	36.45	38.43	1,064,673	0.00	0.20	0.70	38.33	39.02
SAST SA Wellington Government and Quality Bond Portfolio Class 1	13,954	19.01	19.18	265,815	2.20	0.10	0.25	4.81	4.97
SAST SA Wellington Government and Quality Bond Portfolio Class 3	59,105	10.07	10.62	597,231	1.91	0.20	0.70	4.05	4.57
VALIC Company I Core Bond Fund	39,734	11.58	12.21	455,545	2.15	0.20	0.70	5.77	6.30
VALIC Company I Dynamic Allocation Fund	623,188	16.12	17.00	9,095,538	1.62	0.20	0.70	12.53	13.09
VALIC Company I Emerging Economies Fund	47,416	10.94	11.54	519,107	5.75	0.20	0.70	11.33	11.89
VALIC Company I International Equities Index Fund	338,794	20.30	24.78	4,735,953	2.49	0.00	0.75	16.38	17.25
VALIC Company I International Value Fund	19,246	11.37	12.81	218,881	3.69	0.25	0.70	13.59	14.10
VALIC Company I Mid Cap Index Fund	501,904	32.96	61.02	17,903,847	1.13	0.00	1.10	14.68	15.94
VALIC Company I Mid Cap Value Fund	14,571	23.40	24.68	277,198	0.70	0.20	0.70	16.16	16.74
VALIC Company I Nasdaq-100 Index Fund	161,001	123.76	138.29	12,349,293	0.28	0.00	0.75	53.34	54.49
VALIC Company I Science & Technology Fund	116,498	31.08	115.01	6,625,232	0.00	0.00	0.70	54.71	55.79

49

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2023				For the Year Ended December 31, 2023
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio(%)(C)	Lowest	Highest	Lowest	Highest
VALIC Company I Small Cap Index Fund	325,778	21.51	46.12	9,097,938	1.25	0.00	0.70	15.55	16.35
VALIC Company I Stock Index Fund	703,776	53.49	65.43	28,152,592	1.24	0.00	0.75	24.86	25.80
VALIC Company I U.S. Socially Responsible Fund	8,866	30.90	33.12	220,245	1.18	0.00	0.70	20.85	21.70
VanEck VIP Emerging Markets Fund Initial Class	4,097		30.92	126,680	3.80		0.50		9.23
VanEck VIP Global Resources Fund Initial Class	7,604		34.83	264,839	2.79		0.50		-4.06
Vanguard VIF High Yield Bond Portfolio	254,976	19.68	30.69	5,705,616	4.78	0.00	1.10	10.45	11.67
Vanguard VIF Real Estate Index Portfolio	538,660	21.45	38.51	13,152,940	2.32	0.00	1.10	10.48	11.70

	December 31, 2022				For the Year Ended December 31, 2022
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Hedged Allocation Portfolio Class A	9,103		19.52	177,672	3.24		0.50		-19.39
AB VPS Intermediate Bond Portfolio Class A	—		15.02	—	0.00		0.50		-4.13
AB VPS Large Cap Growth Portfolio Class A	502,708	35.31	57.78	29,364,827	0.00	0.10	0.50	-28.86	-28.58
AB VPS Relative Value Portfolio Class A	18,596		95.20	1,770,325	1.35		0.50		-4.67
AB VPS Small Cap Growth Portfolio Class A	10,800		49.11	530,335	0.00		0.50		-39.40
AB VPS Sustainable Global Thematic Growth Portfolio Class A	44,985	16.72	39.74	1,322,741	0.00	0.10	0.50	-27.35	-27.06
Alger Capital Appreciation Portfolio Class I-2	311,250	31.86	58.33	9,330,065	0.00	0.00	1.10	-37.22	-36.52
Alger Mid Cap Growth Portfolio Class I-2	139,141	21.31	43.22	3,038,541	0.00	0.00	0.50	-36.39	-36.07
American Century VP Capital Appreciation Fund Class I	7,691		38.22	293,931	0.00		0.10		-28.18
American Century VP Disciplined Core Value Fund Class I	4,861		32.43	157,626	1.68		0.10		-12.82
American Century VP Value Fund Class I	544,184	43.06	43.62	16,532,284	2.02	0.00	0.75	-0.21	0.54
American Funds IS American High-Income Trust Class 2	105,538	13.09	13.53	1,279,218	7.43	0.20	0.70	-9.90	-9.45
American Funds IS Asset Allocation Fund Class 2	624,816	18.10	18.99	8,990,545	1.80	0.20	0.70	-14.01	-13.58
American Funds IS Global Growth Fund Class 2	169,450	22.07	23.16	2,790,886	0.63	0.20	0.70	-25.26	-24.89
American Funds IS Growth Fund Class 2	326,979	29.70	31.16	6,532,713	0.30	0.20	0.70	-30.43	-30.08
American Funds IS Growth-Income Fund Class 2	390,488	24.23	25.42	6,837,886	1.22	0.20	0.70	-17.07	-16.66
American Funds IS International Fund Class 2	177,889	12.62	13.19	1,899,628	1.69	0.20	0.70	-21.34	-20.94
BNY Mellon IP MidCap Stock Portfolio Initial Shares	143,420	28.09	36.30	3,930,665	0.69	0.10	0.70	-14.68	-14.16
BNY Mellon Stock Index Fund, Inc. Initial Shares	101,035	36.04	83.50	5,507,377	1.28	0.10	0.50	-18.72	-18.40
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	271,452	27.12	31.42	7,183,711	-3.51	0.10	0.75	-17.24	-16.70
EQ Advisors Multimanager Aggressive Equity Portfolio Class IA	4,878		98.50	480,482	0.00		0.75		-32.66
EQ/Common Stock Index Portfolio Class IA	14,504		132.46	1,921,262	0.71		0.75		-20.07
EQ/Core Plus Bond Portfolio Class IA	45		321.38	14,517	2.24		0.75		-13.58
EQ/International Equity Index Portfolio Class IA	307		439.94	134,854	2.20		0.75		-12.56
EQ/Moderate Allocation Portfolio Class IA	723		520.51	376,272	1.12		0.75		-16.10
EQ/Money Market Portfolio Class IA	68		178.98	12,248	0.94		0.75		0.34
Fidelity VIP Asset Manager Growth Portfolio Initial Class	12,136		479.37	5,817,740	1.70		0.75		-17.50
Fidelity VIP Asset Manager Portfolio Initial Class	34,359	24.42	581.00	10,845,351	1.95	0.10	0.75	-15.57	-15.02
Fidelity VIP Asset Manager Portfolio Service Class 2	200,034	24.38	26.75	3,687,751	1.79	0.00	0.75	-15.78	-15.15
Fidelity VIP Contrafund Portfolio Initial Class	361,439	49.27	123.46	42,108,257	0.46	0.10	0.75	-26.86	-26.39
Fidelity VIP Contrafund Portfolio Service Class 2	1,254,816	26.77	49.60	35,458,051	0.24	0.00	1.10	-27.29	-26.49
Fidelity VIP Equity-Income Portfolio Initial Class	255,457		126.15	32,226,860	1.82		0.75		-5.67
Fidelity VIP Equity-Income Portfolio Service Class 2	765,987	23.31	43.49	19,124,245	1.65	0.00	1.10	-6.28	-5.24
Fidelity VIP Freedom 2020 Portfolio Service Class 2	12,228	18.72	27.93	233,558	1.73	0.00	0.45	-16.34	-15.97
Fidelity VIP Freedom 2025 Portfolio Service Class 2	36,375	20.07	30.49	741,849	1.74	0.00	0.45	-17.01	-16.64
Fidelity VIP Freedom 2030 Portfolio Service Class 2	137,491	18.73	32.68	2,940,151	1.62	0.00	1.10	-17.99	-17.09
Fidelity VIP Government Money Market Portfolio Initial Class	1,151,207	10.07	10.14	13,695,581	2.01	0.00	1.10	0.74	1.23
Fidelity VIP Government Money Market Portfolio Service Class 2	157,339	9.84	10.36	1,622,196	1.77	0.25	0.70	0.56	1.01
Fidelity VIP Growth Portfolio Initial Class	482,060	37.91	167.32	72,156,994	0.58	0.10	0.75	-25.02	-24.53
Fidelity VIP Growth Portfolio Service Class 2	730,782	31.32	62.16	26,453,003	0.33	0.00	0.70	-25.17	-24.64
Fidelity VIP High Income Portfolio Initial Class	19,317	25.34	323.06	1,735,324	4.84	0.10	0.75	-12.04	-11.46
Fidelity VIP Index 500 Portfolio Initial Class	348,525		116.43	40,578,068	1.38		0.75		-18.82
Fidelity VIP Investment Grade Bond Portfolio Initial Class	20,295	20.42	339.78	2,372,446	2.11	0.10	0.75	-13.61	-13.05
Fidelity VIP Mid Cap Portfolio Service Class 2	486,453	24.54	45.25	11,519,093	0.25	0.00	1.10	-15.90	-14.97
Fidelity VIP Overseas Portfolio Initial Class	22,574	31.34	437.15	6,074,911	0.93	0.50	0.75	-25.05	-24.86
FTVIP Franklin Mutual Shares VIP Fund Class 2	344,817	17.19	29.12	6,188,185	1.79	0.00	1.10	-8.44	-7.43
FTVIP Franklin Small Cap Value VIP Fund Class 2	318,474	24.80	44.11	7,861,992	0.99	0.00	1.10	-11.05	-10.06
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	680	27.50	28.52	19,326	0.00	0.25	0.50	-34.02	-33.86
FTVIP Franklin U.S. Government Securities VIP Fund Class 2	225,652	12.22	13.97	2,657,889	2.36	0.10	0.70	-10.38	-9.84
FTVIP Templeton Foreign VIP Fund Class 2	306,634	11.26	18.14	3,324,304	2.80	0.10	0.75	-8.29	-7.70
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	106,347	33.92	35.95	3,754,625	0.00	0.10	0.50	-32.85	-32.58
Invesco V.I. American Franchise Fund Series I	21,146	27.18	27.97	584,673	0.00	0.10	0.50	-31.46	-31.18
Invesco V.I. Conservative Balanced Fund Series I	99,201	19.96	21.77	1,434,026	1.26	0.00	0.75	-17.48	-16.85
Invesco V.I. Core Equity Fund Series I	324,888	23.39	24.80	7,913,272	0.86	0.10	0.50	-20.94	-20.63
Invesco V.I. EQV International Equity Fund Series 1	479,666	13.55	25.36	7,390,954	1.54	0.00	1.10	-19.20	-18.31

50

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2022				For the Year Ended December 31, 2022
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Invesco V.I. Global Fund Series I	356,891	20.59	37.88	7,794,534	0.00	0.00	1.10	-32.51	-31.76
Invesco V.I. Global Real Estate Fund Series I	50,792	10.98	21.71	636,895	2.82	0.00	0.70	-25.46	-24.93
Invesco V.I. Global Strategic Income Fund Series I	31		10.56	326	0.00		0.25		-11.68
Invesco V.I. Government Securities Fund Series I	763	10.79	11.11	8,242	2.00	0.25	0.50	-10.74	-10.52
Invesco V.I. Growth and Income Fund Series I	426,195	38.50	40.34	10,827,720	1.58	0.00	0.75	-6.45	-5.75
Invesco V.I. High Yield Fund Series I	63,749	14.23	14.91	916,604	4.68	0.10	0.50	-10.01	-9.65
Invesco V.I. Main Street Fund Series I	21,825		32.70	713,635	1.40		0.10		-20.21
Janus Henderson Enterprise Portfolio Service Shares	218,571	28.31	65.72	7,417,232	0.08	0.00	0.70	-16.73	-16.15
Janus Henderson Forty Portfolio Service Shares	54,172	27.90	54.63	1,386,984	0.05	0.00	0.70	-34.19	-33.73
Janus Henderson Global Research Portfolio Service Shares	149,107	16.34	22.40	3,264,433	0.84	0.10	0.70	-20.17	-19.69
Janus Henderson Overseas Portfolio Service Shares	613,640	10.18	11.95	7,031,736	0.00	0.00	1.10	-9.83	-8.84
LVIP JPMorgan Core Bond Fund Standard Class	332,110	10.38	14.63	3,419,989	0.00	0.00	0.70	-13.18	-12.58
LVIP JPMorgan Mid Cap Value Fund Standard Class	9,044	47.77	50.46	442,065	0.00	0.10	0.50	-8.62	-8.25
LVIP JPMorgan Small Cap Core Fund Standard Class	115,521	29.91	43.40	3,344,635	0.00	0.10	0.75	-19.95	-19.43
LVIP JPMorgan U.S. Equity Fund Standard Class	7,064		56.54	399,416	0.00		0.10		-18.78
MFS VIT Growth Series Initial Class	350,145	39.64	51.63	27,113,408	0.00	0.10	0.75	-32.15	-31.70
MFS VIT Investors Trust Series Initial Class	8,431		374.14	3,154,524	0.00		0.75		-17.11
MFS VIT New Discovery Series Initial Class	230,098	32.99	60.84	6,934,898	0.00	0.00	1.10	-30.53	-29.76
MFS VIT Research Series Initial Class	146,183	51.96	410.08	9,136,996	0.46	0.00	0.75	-17.83	-17.21
MFS VIT Total Return Series Initial Class	20,654	22.96	354.46	4,487,081	1.64	0.25	0.75	-10.26	-9.81
MFS VIT Utilities Series Initial Class	11,942		667.79	7,974,565	2.36		0.75	0.00	0.00
MFS VIT II Core Equity Portfolio Initial Class	405,039	21.18	48.29	12,552,003	0.30	0.10	0.75	-17.89	-17.35
Morgan Stanley VIF Growth Portfolio Class I	95,866	36.01	46.38	3,363,578	0.00	0.10	0.75	-60.37	-60.11
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	252,636	21.92	47.46	6,646,906	0.00	0.00	0.70	-29.23	-28.73
Neuberger Berman AMT Short Duration Bond Portfolio Class I	3,270		13.27	43,407	3.78		0.10		-5.28
Neuberger Berman AMT Sustainable Equity Portfolio Class I	24,761	12.95	45.65	444,659	0.42	0.00	0.50	-18.86	-18.45
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	100,952	11.47	23.91	1,052,821	23.10	0.00	1.10	7.43	8.61
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	48,477	9.57	15.44	487,098	1.42	0.00	0.70	-11.62	-11.00
PIMCO Real Return Portfolio Administrative Class	491,982	16.83	20.58	6,961,976	6.97	0.00	0.75	-12.56	-11.90
PIMCO Short-Term Portfolio Administrative Class	435,034	10.92	12.86	5,184,483	1.66	0.00	1.10	-1.24	-0.15
PIMCO Total Return Portfolio Administrative Class	943,886	13.26	16.08	12,871,503	2.44	0.00	1.10	-15.24	-14.30
Pioneer Fund VCT Portfolio Class I	49,838	33.49	38.64	1,638,726	0.49	0.10	0.70	-20.06	-19.58
Pioneer Mid Cap Value VCT Portfolio Class I	38,551	24.24	38.35	965,818	1.95	0.00	0.50	-6.11	-5.64
Pioneer Select Mid Cap Growth VCT Portfolio Class I	84,389	32.16	34.09	2,838,193	0.00	0.10	0.50	-31.40	-31.13
Putnam VT Diversified Income Fund Class IB	237,959	18.85	20.43	4,301,269	6.47	0.00	0.75	-3.07	-2.35
Putnam VT International Value Fund Class IB	301,692	10.16	11.75	3,442,017	2.05	0.10	1.10	-7.83	-6.90
Putnam VT Large Cap Growth Fund Class IB	13,525	6.70	6.80	91,507	0.00	0.25	0.50	-30.85	-30.68
Putnam VT Large Cap Value Fund Class IB	600,905	31.10	32.97	15,715,274	1.44	0.10	0.50	-3.61	-3.23
Putnam VT Small Cap Value Fund Class IB	6,901	26.11	42.62	191,387	0.16	0.00	0.50	-13.41	-12.98
Putnam VT Sustainable Leaders Fund Class IB	2,048	41.82	43.12	87,697	0.49	0.25	0.50	-23.29	-23.10
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	10,104	19.32	20.27	155,427	0.50	0.20	0.70	-9.64	-9.19
SAST SA AB Growth Portfolio Class 1	183,634	39.08	39.37	7,176,189	0.00	0.10	0.25	-28.78	-28.67
SAST SA DFA Ultra Short Bond Portfolio Class 1	110,280	11.46	11.55	1,271,272	0.00	0.10	0.25	-1.78	-1.63
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	7,137	29.39	29.61	210,262	3.65	0.10	0.25	-14.49	-14.36
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	5,200	51.07	51.45	265,871	0.63	0.10	0.25	-27.13	-27.02
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	41,072	64.09	64.56	2,637,387	1.69	0.10	0.25	-1.59	-1.44
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	9,191	53.20	53.60	489,709	1.63	0.10	0.25	-7.93	-7.80
SAST SA Goldman Sachs Global Bond Portfolio Class 1	9,604	16.06	16.18	148,801	0.00	0.10	0.25	-19.14	-19.01
SAST SA Invesco Growth Opportunities Portfolio Class 1	7,420	16.14	16.26	119,737	0.00	0.10	0.25	-35.53	-35.43
SAST SA Janus Focused Growth Portfolio Class 1	19,540		40.12	783,948	0.00		0.10		-33.61
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	236,228	16.35	30.76	4,681,073	1.10	0.00	0.70	-16.55	-15.96
SAST SA JPMorgan Emerging Markets Portfolio Class 1	11,016	26.74	26.94	295,002	2.65	0.10	0.25	-25.64	-25.52
SAST SA JPMorgan Equity-Income Portfolio Class 1	95,924	34.39	34.64	3,211,424	1.83	0.10	0.25	-2.08	-1.94
SAST SA JPMorgan Global Equities Portfolio Class 1	14,302	21.85	22.01	312,939	1.63	0.10	0.25	-16.03	-15.90
SAST SA JPMorgan Large Cap Core Portfolio Class 1	10,564	34.84	35.10	368,610	0.88	0.10	0.25	-20.39	-20.27
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	2,898	23.86	24.04	69,406	3.03	0.10	0.25	-13.35	-13.22
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	380,981	6.88	6.92	7,241,284	0.00	0.00	0.50	-27.43	-27.07
SAST SA MFS Blue Chip Growth Portfolio Class 1	2,876	20.82	20.97	60,237	0.00	0.10	0.25	-29.99	-29.88
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	15,680	36.07	36.34	565,823	1.11	0.10	0.25	-16.54	-16.41
SAST SA MFS Total Return Portfolio Class 1	22,437	34.84	35.09	783,827	1.50	0.10	0.25	-9.92	-9.78
SAST SA Morgan Stanley International Equities Portfolio Class 1	24,633	13.72	13.83	338,669	2.56	0.10	0.25	-14.20	-14.07
SAST SA PineBridge High-Yield Bond Portfolio Class 1	9,410	28.95	29.16	272,846	5.58	0.10	0.25	-10.05	-9.91
SAST SA Putnam International Growth and Income Portfolio Class 1	25,590	17.76	17.89	455,336	1.63	0.10	0.25	-6.93	-6.79
SAST SA Wellington Capital Appreciation Portfolio Class 1	70,568	66.52	67.02	4,188,294	0.00	0.10	0.25	-36.50	-36.40
SAST SA Wellington Capital Appreciation Portfolio Class 3	45,003	26.35	27.64	797,298	0.00	0.20	0.70	-36.92	-36.60
SAST SA Wellington Government and Quality Bond Portfolio Class 1	14,035	18.14	18.27	254,990	1.25	0.10	0.25	-13.63	-13.50
SAST SA Wellington Government and Quality Bond Portfolio Class 3	60,561	9.68	10.15	585,682	0.96	0.20	0.70	-14.27	-13.84
VALIC Company I Core Bond Fund	37,966	10.95	11.49	413,257	1.15	0.20	0.70	-14.85	-14.42

51

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2022				For the Year Ended December 31, 2022
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
VALIC Company I Dynamic Allocation Fund	574,272	14.33	15.03	7,412,559	3.17	0.20	0.70	-16.80	-16.38
VALIC Company I Emerging Economies Fund	48,898	9.83	10.31	478,702	3.23	0.20	0.70	-25.87	-25.50
VALIC Company I Government Money Market I Fund	—	9.01	10.53	—	0.25	0.00	1.10	-0.50	0.11
VALIC Company I International Equities Index Fund	350,742	17.44	21.13	4,179,505	0.12	0.00	0.75	-15.16	-14.52
VALIC Company I International Value Fund	19,276	9.96	11.28	192,143	1.64	0.25	0.70	-11.56	-11.16
VALIC Company I Mid Cap Index Fund	503,843	28.74	52.63	15,504,083	1.26	0.00	1.10	-14.30	-13.35
VALIC Company I Mid Cap Value Fund	13,105	20.15	21.14	213,136	0.32	0.20	0.70	-9.12	-8.66
VALIC Company I Nasdaq-100 Index Fund	171,046	80.71	89.51	8,510,120	0.23	0.00	0.75	-33.31	-32.81
VALIC Company I Science & Technology Fund	123,742	60.48	73.82	4,575,303	0.00	0.00	0.75	-39.45	-39.00
VALIC Company I Small Cap Index Fund	351,834	39.63	42.82	8,625,061	0.75	0.00	0.75	-21.26	-20.66
VALIC Company I Stock Index Fund	725,928	41.35	52.01	23,208,971	1.19	0.00	0.75	-18.94	-18.33
VALIC Company I U.S. Socially Responsible Fund	8,296	25.57	26.82	170,170	0.64	0.20	0.70	-17.70	-17.28
VanEck VIP Emerging Markets Fund Initial Class	4,639		28.31	131,322	0.25		0.50		-24.75
VanEck VIP Global Resources Fund Initial Class	7,870		36.31	285,719	1.86		0.50		7.85
Vanguard VIF High Yield Bond Portfolio	275,240	17.82	27.48	5,505,556	4.74	0.00	1.10	-10.35	-9.36
Vanguard VIF Real Estate Index Portfolio	544,691	19.42	34.48	11,891,488	1.82	0.00	1.10	-27.10	-26.30

	December 31, 2021				For the Year Ended December 31, 2021
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Hedged Allocation Portfolio Class A	9,297		24.21	225,112	0.49		0.50		13.16
AB VPS Intermediate Bond Portfolio Class A	1,519		15.67	23,803	1.48		0.50		-1.94
AB VPS Large Cap Growth Portfolio Class A	504,202	49.44	81.23	41,375,489	0.00	0.10	0.50	28.33	28.84
AB VPS Relative Value Portfolio Class A	19,151		99.86	1,912,380	0.85		0.50		27.52
AB VPS Small Cap Growth Portfolio Class A	10,824		81.03	877,094	0.00		0.50		8.91
AB VPS Sustainable Global Thematic Growth Portfolio Class A	48,510	22.92	54.70	1,979,292	0.00	0.10	0.50	22.26	22.75
Alger Capital Appreciation Portfolio Class I-2	317,031	50.75	91.90	15,262,542	0.00	0.00	1.10	17.82	19.13
Alger Mid Cap Growth Portfolio Class I-2	145,839	67.13	67.60	5,017,400	0.00	0.00	0.75	3.43	4.20
American Century VP Capital Appreciation Fund Class I	7,801		53.21	415,078	0.00		0.10		11.04
American Century VP Disciplined Core Value Fund Class I	5,493		37.20	204,322	1.12		0.10		23.53
American Century VP Value Fund Class I	584,309	42.83	43.71	17,607,355	1.82	0.00	0.75	23.58	24.51
American Funds IS American High-Income Trust Class 2	111,292	14.53	14.95	1,488,284	4.68	0.20	0.70	7.66	8.20
American Funds IS Asset Allocation Fund Class 2	644,305	21.05	21.97	10,701,146	1.77	0.20	0.70	14.30	14.87
American Funds IS Global Growth Fund Class 2	158,913	29.53	30.83	3,474,984	0.35	0.20	0.70	15.61	16.19
American Funds IS Growth Fund Class 2	322,442	42.68	44.56	9,283,983	0.23	0.20	0.70	21.14	21.75
American Funds IS Growth-Income Fund Class 2	392,333	29.22	30.50	8,229,400	1.17	0.20	0.70	23.23	23.85
American Funds IS International Fund Class 2	166,122	16.04	16.68	2,243,005	2.57	0.20	0.70	-2.18	-1.69
BNY Mellon IP MidCap Stock Portfolio Initial Shares	155,754	32.73	42.54	4,929,436	0.64	0.10	0.70	25.00	25.76
BNY Mellon Stock Index Fund, Inc. Initial Shares	104,950	44.17	102.73	7,064,565	1.13	0.10	0.50	27.77	28.28
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	285,336	32.56	37.97	8,974,709	0.12	0.10	0.75	15.59	16.34
EQ Advisors Multimanager Aggressive Equity Portfolio Class IA	5,507		146.27	805,447	0.00		0.75		19.60
EQ/Common Stock Index Portfolio Class IA	16,047		165.72	2,659,345	0.62		0.75		24.00
EQ/Core Plus Bond Portfolio Class IA	50		371.90	18,739	1.30		0.75		-2.42
EQ/International Equity Index Portfolio Class IA	337		503.16	169,636	2.58		0.75		10.12
EQ/Moderate Allocation Portfolio Class IA	837		620.37	519,286	2.49		0.75		7.61
EQ/Money Market Portfolio Class IA	102		178.36	18,185	0.00		0.75		-0.56
Fidelity VIP Asset Manager Growth Portfolio Initial Class	12,949		581.04	7,523,870	1.40		0.75		13.11
Fidelity VIP Asset Manager Portfolio Initial Class	37,278	28.74	688.15	13,753,542	1.70	0.10	0.75	9.10	9.81
Fidelity VIP Asset Manager Portfolio Service Class 2	210,498	28.95	31.53	4,556,682	1.39	0.00	0.75	8.86	9.68
Fidelity VIP Contrafund Portfolio Initial Class	381,703	66.93	168.81	60,822,109	0.06	0.10	0.75	26.88	27.71
Fidelity VIP Contrafund Portfolio Service Class 2	1,305,230	36.82	67.47	50,581,355	0.03	0.00	1.10	26.12	27.51
Fidelity VIP Equity-Income Portfolio Initial Class	269,140		133.73	35,992,521	1.93		0.75		23.96
Fidelity VIP Equity-Income Portfolio Service Class 2	848,811	24.87	45.89	22,342,913	1.73	0.00	1.10	23.24	24.60
Fidelity VIP Freedom 2020 Portfolio Service Class 2	17,963	22.38	33.24	407,680	0.85	0.00	0.45	8.77	9.26
Fidelity VIP Freedom 2025 Portfolio Service Class 2	35,751	24.18	36.58	874,933	0.91	0.00	0.45	10.05	10.55
Fidelity VIP Freedom 2030 Portfolio Service Class 2	146,780	22.84	39.42	3,703,943	0.89	0.00	1.10	10.84	12.07
Fidelity VIP Government Money Market Portfolio Initial Class	180,001	11.81	167.85	3,915,883	0.01	0.10	0.75	-0.74	-0.09
Fidelity VIP Government Money Market Portfolio Service Class 2	69,064	9.78	10.21	705,825	0.02	0.20	0.70	-0.69	-0.19
Fidelity VIP Growth Portfolio Initial Class	508,683	50.23	223.15	101,755,599	0.00	0.10	0.75	22.29	23.09
Fidelity VIP Growth Portfolio Service Class 2	762,029	59.39	82.49	36,521,246	0.00	0.00	0.75	21.98	22.90
Fidelity VIP High Income Portfolio Initial Class	19,745	28.62	367.26	2,117,153	5.40	0.10	0.75	3.63	4.31
Fidelity VIP Index 500 Portfolio Initial Class	367,292		143.42	52,678,748	1.26		0.75		27.62
Fidelity VIP Investment Grade Bond Portfolio Initial Class	22,024	23.48	393.30	2,988,984	2.00	0.10	0.75	-1.35	-0.71
Fidelity VIP Mid Cap Portfolio Service Class 2	503,167	29.17	53.22	14,207,031	0.37	0.00	1.10	23.94	25.31
Fidelity VIP Overseas Portfolio Initial Class	23,873	41.71	583.24	8,719,060	0.52	0.50	0.75	18.80	19.10
FTVIP Franklin Mutual Shares VIP Fund Class 2	360,868	18.77	31.46	7,030,159	3.03	0.00	1.10	17.86	19.17

52

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2021				For the Year Ended December 31, 2021
		Unit Value ($)(a)(f)		Net	Investment Income	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

FTVIP Franklin Small Cap Value VIP Fund Class 2	337,903	27.88	49.05	9,439,652	1.04	0.00	1.10	24.00	25.37

FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	956	41.68	43.13	40,566	0.00	0.25	0.50	9.46	9.74

FTVIP Franklin U.S. Government Securities VIP Fund Class 2	155,868	13.55	15.96	2,049,517	2.62	0.10	0.75	-2.56	-1.92

FTVIP Templeton Foreign VIP Fund Class 2	341,923	12.20	19.78	4,030,519	1.87	0.10	0.75	3.38	4.05

Goldman Sachs VIT Strategic Growth Fund Institutional Shares	116,124	50.51	53.33	6,088,036	0.00	0.10	0.50	21.32	21.80

Invesco V.I. American Franchise Fund Series I	21,731	39.66	40.64	874,894	0.00	0.10	0.50	11.37	11.81

Invesco V.I. Conservative Balanced Fund Series I	81,298	24.19	26.18	1,428,807	0.00	0.00	0.75	9.81	10.63

Invesco V.I. Core Equity Fund Series I	344,276	29.59	31.24	10,493,878	0.00	0.10	0.50	27.10	27.61

Invesco V.I. EQV International Equity Fund Series 1	485,451	16.78	31.05	9,220,529	1.29	0.00	1.10	4.73	5.89

Invesco V.I. Global Fund Series I	347,509	30.52	55.52	11,328,958	0.00	0.00	1.10	14.23	15.49

Invesco V.I. Global Real Estate Fund Series I	48,116	14.72	28.92	812,207	0.00	0.00	0.70	24.83	25.71

Invesco V.I. Global Strategic Income Fund Series I	37		11.69	432	0.00		0.50		-3.89

Invesco V.I. Government Securities Fund Series I	791	12.09	12.41	9,562	2.40	0.25	0.50	-2.75	-2.51

Invesco V.I. Growth and Income Fund Series I	459,197	41.16	42.80	12,416,948	1.71	0.00	0.75	27.55	28.51

Invesco V.I. High Yield Fund Series I	61,065	15.81	16.50	973,850	4.61	0.10	0.50	3.86	4.28

Invesco V.I. Main Street Fund Series I	22,515		40.98	922,702	0.72		0.10		27.44

Janus Henderson Enterprise Portfolio Service Shares	243,118	34.00	78.38	9,784,945	0.23	0.00	0.70	15.73	16.54

Janus Henderson Forty Portfolio Service Shares	53,879	42.40	82.44	2,088,956	0.00	0.00	0.70	21.75	22.60

Janus Henderson Global Research Portfolio Service Shares	155,609	20.47	27.89	4,203,154	0.37	0.10	0.70	16.97	17.68

Janus Henderson Overseas Portfolio Service Shares	577,271	11.29	13.11	7,288,523	1.04	0.00	1.10	12.05	13.29

LVIP JPMorgan Core Bond Fund Standard Class	343,790	11.96	16.73	4,056,521	1.94	0.00	0.70	-2.04	-1.35

LVIP JPMorgan Mid Cap Value Fund Standard Class	10,155	52.28	55.00	538,442	0.90	0.10	0.50	29.24	29.75

LVIP JPMorgan Small Cap Core Fund Standard Class	122,057	37.13	54.21	4,393,172	0.54	0.10	0.75	20.48	21.26

LVIP JPMorgan U.S. Equity Fund Standard Class	7,039		69.61	490,008	0.74		0.10		29.21

MFS VIT Growth Series Initial Class	376,527	58.04	76.09	42,533,322	0.00	0.10	0.75	22.61	23.41

MFS VIT Investors Trust Series Initial Class	9,344		451.39	4,217,568	0.62		0.75		25.87

MFS VIT New Discovery Series Initial Class	229,302	47.48	86.62	10,046,264	0.00	0.00	1.10	0.69	1.80

MFS VIT Research Series Initial Class	153,814	62.76	499.05	11,671,973	0.54	0.00	0.75	23.87	24.80

MFS VIT Total Return Series Initial Class	22,596	25.46	394.97	5,400,148	1.80	0.25	0.75	13.26	13.83

MFS VIT Utilities Series Initial Class	12,545		667.76	8,377,416	1.66		0.75		13.24

MFS VIT II Core Equity Portfolio Initial Class	436,617	25.63	58.81	16,387,313	0.43	0.10	0.75	24.38	25.19

Morgan Stanley VIF Growth Portfolio Class I	100,880	90.27	117.03	8,838,032	0.00	0.10	0.75	-0.64	0.00

Neuberger Berman AMT Mid Cap Growth Portfolio Class I	261,753	61.08	66.60	9,798,663	0.00	0.00	0.75	12.15	12.99

Neuberger Berman AMT Short Duration Bond Portfolio Class I	3,383		14.01	47,408	2.64		0.10		0.64

Neuberger Berman AMT Sustainable Equity Portfolio Class I	25,139	15.96	55.98	550,125	0.39	0.00	0.50	22.86	23.48

PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	88,218	10.68	22.01	804,925	4.45	0.00	1.10	31.88	33.34

PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	48,888	10.82	17.34	555,168	4.96	0.00	0.70	-4.83	-4.16

PIMCO Real Return Portfolio Administrative Class	522,699	19.10	23.54	8,436,564	4.65	0.00	0.75	4.80	5.59

PIMCO Short-Term Portfolio Administrative Class	482,749	11.06	12.88	5,731,436	1.14	0.00	1.10	-1.15	-0.06

PIMCO Total Return Portfolio Administrative Class	904,727	15.64	18.77	14,260,854	1.79	0.00	1.10	-2.35	-1.27

Pioneer Fund VCT Portfolio Class I	76,616	41.64	48.33	3,126,271	0.32	0.10	0.70	27.09	27.85

Pioneer Mid Cap Value VCT Portfolio Class I	42,750	26.91	40.64	1,140,644	0.96	0.00	0.75	28.70	29.67

Pioneer Select Mid Cap Growth VCT Portfolio Class I	87,953	46.88	49.50	4,231,530	0.00	0.10	0.50	7.53	7.96

Putnam VT Diversified Income Fund Class IB	255,644	19.30	21.08	4,787,993	0.66	0.00	0.75	-7.65	-6.95

Putnam VT International Value Fund Class IB	319,635	11.02	12.62	3,929,342	2.03	0.10	1.10	13.68	14.82

Putnam VT Large Cap Growth Fund Class IB	13,532	9.69	9.81	131,598	0.00	0.25	0.50	22.04	22.35

Putnam VT Large Cap Value Fund Class IB	634,776	32.26	34.07	17,103,587	1.24	0.10	0.50	26.67	27.18

Putnam VT Small Cap Value Fund Class IB	7,491	30.15	48.97	236,855	0.79	0.00	0.50	39.20	39.90

Putnam VT Sustainable Leaders Fund Class IB	2,045	54.51	56.07	112,956	0.14	0.25	0.50	22.92	23.22

SST SA Multi-Managed Mid Cap Value Portfolio Class 3	10,403	21.38	22.32	175,934	1.55	0.20	0.70	26.21	26.84

SAST SA AB Growth Portfolio Class 1	200,658	54.88	55.20	11,005,298	0.00	0.10	0.25	28.48	28.67

SAST SA DFA Ultra Short Bond Portfolio Class 1	119,414	11.67	11.74	1,399,859	0.05	0.10	0.25	-0.77	-0.62

SAST SA Federated Hermes Corporate Bond Portfolio Class 1	7,543	34.37	34.57	259,736	3.31	0.10	0.25	0.35	0.50

SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	9,259	70.08	70.49	649,238	1.63	0.10	0.25	38.88	39.08

SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	43,122	65.12	65.50	2,812,476	1.89	0.10	0.25	29.54	29.74

SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	11,666	57.79	58.13	674,795	2.38	0.10	0.25	23.79	23.97

SAST SA Goldman Sachs Global Bond Portfolio Class 1	9,777	19.86	19.98	187,290	2.53	0.10	0.25	-7.54	-7.41

SAST SA Invesco Growth Opportunities Portfolio Class 1	7,559	25.03	25.17	189,200	0.00	0.10	0.25	7.06	7.22

SAST SA Janus Focused Growth Portfolio Class 1	20,788		60.43	1,256,215	0.00		0.10		23.19

SAST SA JPMorgan Diversified Balanced Portfolio Class 1	244,722	30.67	36.60	5,778,348	0.73	0.00	0.75	10.98	11.81

SAST SA JPMorgan Emerging Markets Portfolio Class 1	11,204	35.96	36.18	403,334	1.79	0.10	0.25	0.94	1.09

SAST SA JPMorgan Equity-Income Portfolio Class 1	104,534	35.12	35.33	3,574,304	1.90	0.10	0.25	25.50	25.69

SAST SA JPMorgan Global Equities Portfolio Class 1	15,808	26.02	26.18	411,783	1.73	0.10	0.25	23.01	23.20

SAST SA JPMorgan Large Cap Core Portfolio Class 1	12,002	43.77	44.03	525,781	0.67	0.10	0.25	27.46	27.65

SAST SA JPMorgan MFS Core Bond Portfolio Class 1	1,852	27.54	27.70	51,077	2.55	0.10	0.25	-1.17	-1.02

SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	400,004	9.48	9.49	10,366,881	0.00	0.00	0.50	-5.17	-5.10

SAST SA MFS Blue Chip Growth Portfolio Class 1	3,158	29.73	29.91	94,352	0.21	0.10	0.25	28.66	28.85

SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	16,334	43.22	43.47	706,139	0.67	0.10	0.25	26.59	26.78

53

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2021				For the Year Ended December 31, 2021
		Unit Value ($)(a)(f)		Net	Investment Income	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

SAST SA MFS Total Return Portfolio Class 1	23,875	38.67	38.90	925,247	1.53	0.10	0.25	13.75	13.92

SAST SA Morgan Stanley International Equities Portfolio Class 1	26,268	15.99	16.09	420,672	1.27	0.10	0.25	4.08	4.23

SAST SA PineBridge High-Yield Bond Portfolio Class 1	9,979	32.18	32.37	321,575	5.02	0.10	0.25	5.76	5.91

SAST SA Putnam International Growth and Income Portfolio Class 1	27,911	19.08	19.19	533,403	2.12	0.10	0.25	14.70	14.87

SAST SA Wellington Capital Appreciation Portfolio Class 1	71,221	104.76	105.38	6,672,269	0.00	0.10	0.25	5.36	5.52

SAST SA Wellington Capital Appreciation Portfolio Class 3	34,753	41.77	43.61	973,758	0.00	0.20	0.70	4.64	5.16

SAST SA Wellington Government and Quality Bond Portfolio Class 1	14,430	21.00	21.12	303,396	1.65	0.10	0.25	-2.11	-1.96

SAST SA Wellington Government and Quality Bond Portfolio Class 3	61,015	11.29	11.78	685,118	0.00	0.20	0.70	-2.79	-2.30

VALIC Company I Core Bond Fund	34,956	12.86	13.42	433,025	0.00	0.20	0.70	-1.45	-0.96

VALIC Company I Dynamic Allocation Fund	568,912	17.22	17.98	8,778,372	1.67	0.20	0.70	9.43	9.97

VALIC Company I Emerging Economies Fund	44,873	13.26	13.84	589,975	1.50	0.20	0.70	0.49	0.99

VALIC Company I Government Money Market I Fund	1,109,965	9.05	10.52	11,117,630	0.01	0.00	1.10	-1.08	0.01

VALIC Company I International Equities Index Fund	324,922	20.56	24.72	4,563,131	1.16	0.00	0.75	10.20	11.03

VALIC Company I International Value Fund	17,908	11.21	12.75	200,974	1.56	0.25	0.70	6.29	6.77

VALIC Company I Mid Cap Index Fund	529,204	33.54	60.75	18,750,814	1.08	0.00	1.10	22.96	24.32

VALIC Company I Mid Cap Value Fund	14,394	22.17	23.14	254,223	0.51	0.20	0.70	26.78	27.41

VALIC Company I Nasdaq-100 Index Fund	187,539	97.27	133.22	14,036,774	0.28	0.00	0.75	25.98	26.93

VALIC Company I Science & Technology Fund	122,614	76.48	121.02	7,698,602	0.04	0.00	0.75	11.18	12.01

VALIC Company I Small Cap Index Fund	349,870	49.96	54.38	10,914,547	0.83	0.00	0.75	13.58	14.44

VALIC Company I Stock Index Fund	770,168	51.02	63.68	30,143,155	1.46	0.00	0.75	27.39	28.35

VALIC Company I U.S. Socially Responsible Fund	7,378	31.06	32.43	186,815	0.93	0.20	0.70	26.21	26.84

VanEck VIP Emerging Markets Fund Initial Class	4,513		37.62	169,752	0.95		0.50		-12.31

VanEck VIP Global Resources Fund Initial Class	7,030		33.66	236,649	0.45		0.50		18.33

Vanguard VIF High Yield Bond Portfolio	272,250	19.88	30.32	6,051,058	4.04	0.00	1.10	2.54	3.68

Vanguard VIF Real Estate Index Portfolio	576,958	26.64	46.78	17,236,311	1.97	0.00	1.10	38.67	40.21

	December 31, 2020				For the Year Ended December 31, 2020
		Unit Value ($)(a)(f)		Net	Investment Income	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

AB VPS Balanced Hedged Allocation Portfolio Class A	9,346		21.40	199,980	2.19		0.50		8.87

AB VPS Intermediate Bond Portfolio Class A	1,602		15.98	25,595	3.16		0.50		5.43

AB VPS Large Cap Growth Portfolio Class A	507,220	38.37	63.29	32,392,495	0.00	0.10	0.50	34.81	35.35

AB VPS Relative Value Portfolio Class A	19,623		78.31	1,536,730	1.32		0.50		2.21

AB VPS Small Cap Growth Portfolio Class A	11,167		74.40	830,859	0.00		0.50		53.22

AB VPS Sustainable Global Thematic Growth Portfolio Class A	50,507	18.67	44.74	1,663,885	0.59	0.10	0.50	38.72	39.27

Alger Capital Appreciation Portfolio Class I-2	297,914	43.07	77.14	12,356,372	0.00	0.00	1.10	40.20	41.75

Alger Mid Cap Growth Portfolio Class I-2	161,088	64.87	64.91	5,510,915	0.00	0.00	0.75	63.40	64.63

American Century VP Capital Appreciation Fund Class I	8,130		47.92	389,574	0.00		0.10		42.31

American Century VP Disciplined Core Value Fund Class I	5,771		30.11	173,791	1.83		0.10		11.70

American Century VP Value Fund Class I	611,711	34.40	35.37	14,948,597	1.98	0.00	0.75	0.22	0.98

American Funds IS American High-Income Trust Class 2	93,793	13.50	13.81	1,161,636	10.11	0.20	0.70	7.19	7.73

American Funds IS Asset Allocation Fund Class 2	468,644	18.42	19.13	6,942,615	1.83	0.20	0.70	11.67	12.23

American Funds IS Global Growth Fund Class 2	152,109	25.55	26.54	2,864,272	0.38	0.20	0.70	29.56	30.20

American Funds IS Growth Fund Class 2	296,616	35.24	36.60	6,971,840	0.29	0.20	0.70	51.02	51.78

American Funds IS Growth-Income Fund Class 2	374,071	23.71	24.63	6,357,731	1.41	0.20	0.70	12.75	13.32

American Funds IS International Fund Class 2	155,226	16.40	16.97	2,131,305	0.71	0.20	0.70	13.18	13.75

BNY Mellon IP MidCap Stock Portfolio Initial Shares	165,719	26.03	38.84	4,155,515	0.70	0.10	0.75	7.30	8.00

BNY Mellon Stock Index Fund, Inc. Initial Shares	111,020	34.43	80.40	5,807,942	1.42	0.10	0.50	17.42	17.89

BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	308,719	27.99	29.68	8,316,650	0.55	0.10	0.75	19.00	19.77

EQ Advisors Multimanager Aggressive Equity Portfolio Class IA	8,125		122.30	993,674	0.00		0.75		37.78

EQ/Common Stock Index Portfolio Class IA	21,024		133.65	2,809,931	1.01		0.75		18.88

EQ/Core Plus Bond Portfolio Class IA	53		381.11	20,383	1.64		0.75		14.01

EQ/International Equity Index Portfolio Class IA	571		456.93	261,132	1.63		0.75		3.06

EQ/Moderate Allocation Portfolio Class IA	957		576.51	551,561	2.03		0.75		10.43

EQ/Money Market Portfolio Class IA	105		179.37	18,831	0.21		0.75		-0.54

Fidelity VIP Asset Manager Growth Portfolio Initial Class	14,061		513.69	7,222,827	1.04		0.75		16.39

Fidelity VIP Asset Manager Portfolio Initial Class	37,082	26.17	630.76	12,040,995	1.42	0.10	0.75	14.01	14.76

Fidelity VIP Asset Manager Portfolio Service Class 2	229,493	26.60	28.75	4,515,366	1.22	0.00	0.75	13.68	14.54

Fidelity VIP Contrafund Portfolio Initial Class	409,646	52.41	133.05	51,476,464	0.24	0.10	0.75	29.59	30.44

Fidelity VIP Contrafund Portfolio Service Class 2	1,327,214	29.20	52.91	40,690,884	0.07	0.00	1.10	28.81	30.23

Fidelity VIP Equity-Income Portfolio Initial Class	289,433		107.88	31,224,792	1.62		0.75		5.90

Fidelity VIP Equity-Income Portfolio Service Class 2	846,780	20.18	36.83	17,930,083	1.47	0.00	1.10	5.28	6.44

Fidelity VIP Freedom 2020 Portfolio Service Class 2	18,324	20.57	30.42	381,192	0.93	0.00	0.45	14.21	14.72

Fidelity VIP Freedom 2025 Portfolio Service Class 2	31,513	21.97	33.09	699,934	0.84	0.00	0.45	15.16	15.68

Fidelity VIP Freedom 2030 Portfolio Service Class 2	146,485	20.61	35.17	3,309,069	0.92	0.00	1.10	15.37	16.64

Fidelity VIP Government Money Market Portfolio Initial Class	171,042	11.82	169.09	3,799,178	0.30	0.10	0.75	-0.43	0.22

54

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2020				For the Year Ended December 31, 2020
		Unit Value ($)(a)(f)		Net	Investment Income	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

Fidelity VIP Government Money Market Portfolio Service Class 2	134,978	9.85	10.23	1,381,631	0.20	0.20	0.70	-0.46	0.04

Fidelity VIP Growth Portfolio Initial Class	553,386	40.81	182.47	90,854,058	0.07	0.10	0.75	42.82	43.75

Fidelity VIP Growth Portfolio Service Class 2	799,737	48.69	67.12	31,349,047	0.04	0.00	0.75	42.48	43.55

Fidelity VIP High Income Portfolio Initial Class	20,131	27.44	354.39	2,128,481	4.70	0.10	0.75	1.98	2.64

Fidelity VIP Index 500 Portfolio Initial Class	385,566		112.39	43,332,718	1.62		0.75		17.36

Fidelity VIP Investment Grade Bond Portfolio Initial Class	23,607	23.65	398.68	3,365,272	2.28	0.10	0.75	8.58	9.28

Fidelity VIP Mid Cap Portfolio Service Class 2	532,984	23.54	42.47	12,117,996	0.36	0.00	1.10	16.58	17.87

Fidelity VIP Overseas Portfolio Initial Class	25,535	35.02	490.93	8,084,538	0.41	0.50	0.75	14.75	15.04

FTVIP Franklin Mutual Shares VIP Fund Class 2	367,970	15.93	26.40	6,083,490	2.42	0.00	1.10	-6.08	-5.04

FTVIP Franklin Small Cap Value VIP Fund Class 2	354,169	22.49	39.12	7,997,455	1.27	0.00	1.10	4.04	5.19

FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	1,353		38.08	51,520	0.00		0.50		54.32

FTVIP Franklin U.S. Government Securities VIP Fund Class 2	204,914	13.82	16.38	2,762,837	3.95	0.10	0.75	3.06	3.73

FTVIP Templeton Foreign VIP Fund Class 2	340,880	11.72	19.13	3,884,754	2.89	0.10	0.75	-1.90	-1.26

Goldman Sachs VIT Strategic Growth Fund Institutional Shares	123,199	41.63	43.24	5,303,755	0.09	0.20	0.50	39.81	40.22

Invesco V.I. American Franchise Fund Series I	22,052	35.61	36.34	795,624	0.07	0.10	0.50	41.64	42.21

Invesco V.I. Conservative Balanced Fund Series I	89,737	22.03	23.66	1,429,125	2.19	0.00	0.75	14.00	14.86

Invesco V.I. Core Equity Fund Series I	364,666	23.28	24.48	8,641,820	1.24	0.10	0.50	13.28	13.74

Invesco V.I. EQV International Equity Fund Series 1	490,361	16.02	29.32	8,910,059	2.11	0.00	1.10	12.75	14.00

Invesco V.I. Global Fund Series I	353,724	26.72	48.07	10,103,855	0.63	0.00	1.10	26.24	27.64

Invesco V.I. Global Real Estate Fund Series I	45,942	11.80	23.00	624,203	4.83	0.00	0.70	-12.93	-12.32

Invesco V.I. Global Strategic Income Fund Series I	39		12.16	479	5.04		0.50		2.89

Invesco V.I. Government Securities Fund Series I	816		12.43	10,139	2.43		0.50		5.74

Invesco V.I. Growth and Income Fund Series I	487,210	32.27	33.31	10,255,446	2.01	0.00	0.75	1.33	2.09

Invesco V.I. High Yield Fund Series I	65,841	15.22	15.67	1,005,249	5.50	0.20	0.50	2.80	3.11

Invesco V.I. Main Street Fund Series I	22,794		32.16	733,001	1.41		0.10		13.83

Janus Henderson Enterprise Portfolio Service Shares	231,136	67.26	68.00	8,518,410	0.00	0.00	0.75	18.29	19.18

Janus Henderson Forty Portfolio Service Shares	53,497	34.82	67.24	1,698,223	0.17	0.00	0.70	38.06	39.03

Janus Henderson Global Research Portfolio Service Shares	168,736	17.50	23.70	3,835,385	0.50	0.10	0.70	18.93	19.64

Janus Henderson Overseas Portfolio Service Shares	642,381	10.08	11.57	7,224,208	1.00	0.00	1.10	14.75	16.02

LVIP JPMorgan Core Bond Fund Standard Class	271,303	12.21	16.96	3,262,989	1.86	0.00	0.70	7.09	7.84

LVIP JPMorgan Mid Cap Value Fund Standard Class	11,850	40.45	42.39	482,175	1.46	0.10	0.50	-0.13	0.27

LVIP JPMorgan Small Cap Core Fund Standard Class	126,120	30.23	45.00	3,748,836	0.79	0.20	0.75	12.84	13.46

LVIP JPMorgan U.S. Equity Fund Standard Class	7,188		53.87	387,243	0.75		0.10		25.14

MFS VIT Growth Series Initial Class	412,757	47.03	59.51	38,044,030	0.00	0.10	0.75	30.87	31.73

MFS VIT Investors Trust Series Initial Class	10,277		358.62	3,685,435	0.59		0.75		13.02

MFS VIT New Discovery Series Initial Class	254,191	47.16	85.08	11,221,056	0.00	0.00	1.10	44.29	45.89

MFS VIT Research Series Initial Class	162,314	43.37	50.29	10,263,625	0.67	0.00	0.75	15.72	16.59

MFS VIT Total Return Series Initial Class	25,370	21.67	348.72	5,106,241	2.13	0.50	0.75	8.99	9.27

MFS VIT Utilities Series Initial Class	13,944		589.69	8,222,528	2.29		0.75		5.11

MFS VIT II Core Equity Portfolio Initial Class	478,673	20.36	47.29	14,510,138	0.67	0.20	0.75	17.82	18.47

Morgan Stanley VIF Growth Portfolio Class I	113,144	90.27	111.19	9,920,974	0.00	0.10	0.75	115.69	117.09

Neuberger Berman AMT Mid Cap Growth Portfolio Class I	270,180	54.47	58.94	9,055,584	0.00	0.00	0.75	38.94	39.98

Neuberger Berman AMT Short Duration Bond Portfolio Class I	3,568		13.92	49,686	2.82		0.10		3.35

Neuberger Berman AMT Sustainable Equity Portfolio Class I	25,920	12.99	45.33	457,181	0.59	0.00	0.50	18.97	19.56

PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	88,010	8.10	16.51	583,878	5.51	0.00	1.10	0.24	1.35

PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	42,381	11.37	18.10	506,300	2.43	0.00	0.70	9.35	10.12

PIMCO Real Return Portfolio Administrative Class	569,630	18.09	22.46	8,849,841	1.48	0.00	0.75	10.88	11.71

PIMCO Short-Term Portfolio Administrative Class	452,081	11.19	12.89	5,434,342	1.23	0.00	1.10	1.12	2.24

PIMCO Total Return Portfolio Administrative Class	892,854	16.02	19.01	14,647,654	2.16	0.00	1.10	7.46	8.65

Pioneer Fund VCT Portfolio Class I	55,909	32.57	38.03	1,773,793	0.74	0.10	0.70	23.41	24.16

Pioneer Mid Cap Value VCT Portfolio Class I	44,058	20.91	31.34	907,496	1.06	0.00	0.75	1.37	2.14

Pioneer Select Mid Cap Growth VCT Portfolio Class I	97,252	43.60	45.85	4,315,429	0.00	0.10	0.50	38.48	39.03

Putnam VT Diversified Income Fund Class IB	273,752	20.74	22.82	5,552,581	7.28	0.00	0.75	-1.64	-0.90

Putnam VT International Value Fund Class IB	323,916	9.69	10.99	3,470,346	2.15	0.10	1.10	2.80	3.84

Putnam VT Large Cap Growth Fund Class IB	41,380		7.94	328,451	0.04		0.50		38.02

Putnam VT Large Cap Value Fund Class IB	676,476	25.47	26.79	14,265,927	1.53	0.10	0.50	5.28	5.70

Putnam VT Small Cap Value Fund Class IB	8,070	21.66	35.01	180,270	0.90	0.00	0.50	3.44	3.96

Putnam VT Sustainable Leaders Fund Class IB	2,077	44.35	45.50	92,797	0.32	0.25	0.50	28.10	28.42

SST SA Multi-Managed Mid Cap Value Portfolio Class 3	10,789	16.94	17.60	143,819	0.00	0.20	0.70	4.71	5.23

SAST SA AB Growth Portfolio Class 1	213,911	42.72	42.90	9,128,125	0.00	0.10	0.25	35.28	35.48

SAST SA DFA Ultra Short Bond Portfolio Class 1	122,238	11.76	11.81	1,442,320	2.35	0.10	0.25	-0.04	0.11

SAST SA Federated Hermes Corporate Bond Portfolio Class 1	6,883	34.25	34.40	235,918	2.97	0.10	0.25	8.75	8.91

SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	7,555	50.46	50.68	381,462	1.83	0.10	0.25	-1.35	-1.20

SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	46,357	50.27	50.49	2,332,881	1.83	0.10	0.25	-1.52	-1.37

SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	11,805	46.68	46.89	551,489	2.19	0.10	0.25	7.24	7.40

SAST SA Goldman Sachs Global Bond Portfolio Class 1	9,479	21.48	21.58	196,046	0.45	0.10	0.25	11.56	11.73

SAST SA Invesco Growth Opportunities Portfolio Class 1	7,682	23.38	23.48	179,604	0.00	0.10	0.25	55.44	55.67

SAST SA Janus Focused Growth Portfolio Class 1	24,927		49.05	1,222,773	0.07		0.10		38.86

55

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2020				For the Year Ended December 31, 2020
		Unit Value ($)(a)(f)		Net	Investment Income	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

SAST SA JPMorgan Diversified Balanced Portfolio Class 1	225,228	27.64	32.74	4,818,696	2.07	0.00	0.75	13.48	14.34

SAST SA JPMorgan Emerging Markets Portfolio Class 1	11,756	35.63	35.79	419,144	1.46	0.10	0.25	16.11	16.29

SAST SA JPMorgan Equity-Income Portfolio Class 1	109,251	27.99	28.11	2,974,267	1.92	0.10	0.25	2.96	3.11

SAST SA JPMorgan Global Equities Portfolio Class 1	16,830	21.15	21.25	356,296	1.22	0.10	0.25	9.49	9.66

SAST SA JPMorgan Large Cap Core Portfolio Class 1	12,339	34.34	34.49	424,042	0.78	0.10	0.25	13.10	13.27

SAST SA JPMorgan MFS Core Bond Portfolio Class 1	1,880	27.86	27.98	52,427	3.42	0.10	0.25	8.10	8.27

SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	120,821	51.66	51.89	4,937,756	0.16	0.10	0.25	48.17	48.39

SAST SA MFS Blue Chip Growth Portfolio Class 1	3,389	23.11	23.21	78,598	0.58	0.10	0.25	30.36	30.55

SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	18,233	34.14	34.29	622,869	0.64	0.10	0.25	14.05	14.22

SAST SA MFS Total Return Portfolio Class 1	24,273	34.00	34.15	826,502	1.89	0.10	0.25	9.33	9.49

SAST SA Morgan Stanley International Equities Portfolio Class 1	25,729	15.37	15.43	395,720	1.49	0.10	0.25	11.22	11.39

SAST SA PineBridge High-Yield Bond Portfolio Class 1	10,235	30.43	30.56	311,767	5.81	0.10	0.25	7.80	7.96

SAST SA Putnam International Growth and Income Portfolio Class 1	28,163	16.64	16.71	469,063	2.07	0.10	0.25	3.49	3.64

SAST SA Wellington Capital Appreciation Portfolio Class 1	70,945	99.42	99.86	6,272,205	0.00	0.10	0.25	64.12	64.37

SAST SA Wellington Capital Appreciation Portfolio Class 3	33,593	39.92	41.47	927,206	0.00	0.20	0.70	62.97	63.79

SAST SA Wellington Government and Quality Bond Portfolio Class 1	11,468	21.45	21.54	245,993	2.08	0.10	0.25	6.84	7.00

SAST SA Wellington Government and Quality Bond Portfolio Class 3	47,327	11.61	12.06	544,623	2.48	0.20	0.70	6.13	6.66

VALIC Company I Dynamic Allocation Fund	512,661	15.74	16.35	7,202,276	1.89	0.20	0.70	10.31	10.86

VALIC Company I Emerging Economies Fund	34,192	13.19	13.70	445,724	1.60	0.20	0.70	14.67	15.24

VALIC Company I Government Money Market I Fund	1,263,613	9.15	10.51	12,677,171	0.17	0.00	1.10	-0.88	0.22

VALIC Company I International Equities Index Fund	279,915	18.65	22.26	3,541,441	2.43	0.00	0.75	6.58	7.38

VALIC Company I International Value Fund	16,176	10.50	12.00	170,050	1.77	0.25	0.70	4.21	4.68

VALIC Company I Mid Cap Index Fund	551,970	27.28	48.86	16,131,614	1.27	0.00	1.10	12.06	13.30

VALIC Company I Mid Cap Value Fund	10,102	17.48	18.16	146,944	0.77	0.20	0.70	2.92	3.43

VALIC Company I Nasdaq-100 Index Fund	185,559	69.02	77.21	11,316,911	0.67	0.00	0.75	46.84	47.94

VALIC Company I Science & Technology Fund	131,394	68.79	108.04	7,683,701	0.00	0.00	0.75	55.65	56.82

VALIC Company I Small Cap Index Fund	312,262	43.65	47.87	8,605,861	1.39	0.00	0.75	18.59	19.48

VALIC Company I Stock Index Fund	815,306	40.05	49.62	25,095,341	1.75	0.00	0.75	17.11	17.99

VALIC Company I U.S. Socially Responsible Fund	6,927	24.61	25.57	138,183	1.15	0.20	0.70	15.04	15.62

VanEck VIP Emerging Markets Fund Initial Class	4,674		42.90	200,519	1.83		0.50		16.67

VanEck VIP Global Resources Fund Initial Class	7,350		28.45	209,091	0.88		0.50		18.52

Vanguard VIF High Yield Bond Portfolio	257,078	19.39	29.25	5,596,270	5.41	0.00	1.10	4.52	5.67

Vanguard VIF Real Estate Index Portfolio	586,643	19.21	33.36	12,544,401	2.41	0.00	1.10	-5.89	-4.85

	December 31, 2019				For the Year Ended December 31, 2019
		Unit Value ($)(a)(f)		Net	Investment Income	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

AB VPS Balanced Hedged Allocation Portfolio Class A	9,135		19.65	179,548	0.00		0.50		17.94

AB VPS Intermediate Bond Portfolio Class A	1,732		15.15	26,241	0.00		0.50		7.66

AB VPS Large Cap Growth Portfolio Class A	513,128	28.35	46.95	24,275,974	0.00	0.10	0.50	34.02	34.56

AB VPS Relative Value Portfolio Class A	23,150		76.62	1,773,682	0.00		0.50		23.30

AB VPS Small Cap Growth Portfolio Class A	11,654		48.56	565,922	0.00		0.50		35.72

AB VPS Sustainable Global Thematic Growth Portfolio Class A	54,375	13.41	32.25	1,308,315	0.00	0.10	0.50	29.51	30.03

Alger Capital Appreciation Portfolio Class I-2	291,367	30.72	54.42	9,351,752	0.00	0.00	1.10	32.12	33.58

Alger Mid Cap Growth Portfolio Class I-2	164,124	39.41	39.72	3,437,812	0.00	0.00	0.75	29.28	30.26

American Century VP Capital Appreciation Fund Class I	8,289		33.67	279,113	0.00		0.10		35.43

American Century VP Disciplined Core Value Fund Class I	5,973		26.96	161,024	0.44		0.10		23.83

American Century VP Value Fund Class I	652,422	34.06	35.29	16,105,554	2.13	0.00	0.75	26.08	27.03

American Funds IS American High-Income Trust Class 2	49,880	12.59	12.82	584,058	7.19	0.20	0.70	11.77	12.33

American Funds IS Asset Allocation Fund Class 2	259,425	16.49	17.04	3,594,184	2.13	0.20	0.70	20.39	20.99

American Funds IS Global Growth Fund Class 2	78,701	19.72	20.38	1,222,981	1.24	0.20	0.70	34.33	35.01

American Funds IS Growth Fund Class 2	226,545	23.33	24.12	3,701,516	0.87	0.20	0.70	29.86	30.51

American Funds IS Growth-Income Fund Class 2	254,489	21.03	21.73	3,966,295	1.88	0.20	0.70	25.26	25.88

American Funds IS International Fund Class 2	77,071	14.49	14.92	946,867	1.71	0.20	0.70	22.03	22.64

BNY Mellon IP MidCap Stock Portfolio Initial Shares	183,177	23.82	36.20	4,266,195	0.67	0.20	0.75	19.28	19.94

BNY Mellon Stock Index Fund, Inc. Initial Shares	112,604	29.20	68.47	5,123,079	0.41	0.10	0.50	30.00	30.52

BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	327,113	23.10	24.95	7,354,635	0.00	0.20	0.75	20.87	21.53

EQ Advisors Multimanager Aggressive Equity Portfolio Class IA	8,662		88.76	768,854	0.71		0.75		32.35

EQ/Common Stock Index Portfolio Class IA	22,984		112.43	2,584,070	1.34		0.75		29.26

EQ/Core Plus Bond Portfolio Class IA	88		334.29	29,347	2.08		0.75		6.11

EQ/International Equity Index Portfolio Class IA	651		443.38	288,461	2.65		0.75		21.23

EQ/Moderate Allocation Portfolio Class IA	1,067		522.06	556,912	1.56		0.75		14.67

EQ/Money Market Portfolio Class IA	111		180.35	20,108	0.08		0.75		0.76

Fidelity VIP Asset Manager Growth Portfolio Initial Class	14,985		441.36	6,613,810	1.48		0.75		21.91

Fidelity VIP Asset Manager Portfolio Initial Class	41,230	22.81	553.24	11,362,509	1.71	0.10	0.75	17.37	18.13

Fidelity VIP Asset Manager Portfolio Service Class 2	247,336	23.40	25.10	4,263,300	1.62	0.00	0.75	17.13	18.01

56

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2019				For the Year Ended December 31, 2019
		Unit Value ($)(a)(f)		Net	Investment Income	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

Fidelity VIP Contrafund Portfolio Initial Class	440,562	40.18	102.67	42,751,380	0.34	0.10	0.75	30.60	31.45

Fidelity VIP Contrafund Portfolio Service Class 2	1,384,642	22.67	40.63	33,661,127	0.22	0.00	1.10	29.84	31.27

Fidelity VIP Equity-Income Portfolio Initial Class	313,223		101.87	31,909,561	1.52		0.75		26.49

Fidelity VIP Equity-Income Portfolio Service Class 2	882,628	19.17	34.60	18,088,082	1.86	0.00	1.10	25.72	27.11

Fidelity VIP Freedom 2020 Portfolio Service Class 2	21,469	18.01	26.52	390,288	1.79	0.00	0.45	19.34	19.88

Fidelity VIP Freedom 2025 Portfolio Service Class 2	41,219	18.88	28.60	791,771	1.99	0.00	0.70	20.66	21.51

Fidelity VIP Freedom 2030 Portfolio Service Class 2	155,511	17.86	30.16	3,031,071	1.85	0.00	1.10	22.75	24.11

Fidelity VIP Government Money Market Portfolio Initial Class	134,695	11.79	169.82	3,236,128	0.13	0.10	0.75	1.24	1.90

Fidelity VIP Government Money Market Portfolio Service Class 2	181,390	9.90	10.23	1,863,271	0.69	0.20	0.70	1.04	1.55

Fidelity VIP Growth Portfolio Initial Class	598,554	28.39	127.77	69,113,633	0.16	0.10	0.75	33.31	34.18

Fidelity VIP Growth Portfolio Service Class 2	786,010	34.17	46.76	22,218,119	0.06	0.00	0.75	32.98	33.98

Fidelity VIP High Income Portfolio Initial Class	21,285	26.74	347.52	2,291,072	4.21	0.10	0.75	14.25	14.99

Fidelity VIP Index 500 Portfolio Initial Class	414,896		95.77	39,733,040	1.38		0.75		30.37

Fidelity VIP Investment Grade Bond Portfolio Initial Class	25,150	21.64	367.19	3,004,195	2.27	0.10	0.75	8.85	9.56

Fidelity VIP Mid Cap Portfolio Service Class 2	444,262	20.19	36.03	9,728,732	0.70	0.00	1.10	21.82	23.17

Fidelity VIP Overseas Portfolio Initial Class	26,858	30.45	427.82	7,528,776	1.61	0.50	0.75	26.81	27.13

FTVIP Franklin Mutual Shares VIP Fund Class 2	387,388	16.96	27.80	6,990,565	1.89	0.00	1.10	21.23	22.57

FTVIP Franklin Small Cap Value VIP Fund Class 2	340,926	21.61	37.19	7,866,199	1.05	0.00	1.10	24.97	26.35

FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	1,498		24.68	36,954	0.00		0.50		30.78

FTVIP Franklin U.S. Government Securities VIP Fund Class 2	117,941	13.17	15.89	1,573,882	2.73	0.20	0.75	4.44	5.02

FTVIP Templeton Foreign VIP Fund Class 2	380,450	11.73	19.50	4,409,037	1.72	0.20	0.75	11.69	12.30

Goldman Sachs VIT Strategic Growth Fund Institutional Shares	130,777	29.78	30.83	4,016,873	0.30	0.20	0.50	34.85	35.26

Invesco V.I. American Franchise Fund Series I	24,603	25.14	25.56	625,477	0.00	0.10	0.50	36.07	36.62

Invesco V.I. Conservative Balanced Fund Series I	92,036	19.32	20.60	1,283,827	2.33	0.00	0.75	16.64	17.51

Invesco V.I. Core Equity Fund Series I	393,150	20.55	21.28	8,163,616	0.96	0.20	0.50	28.32	28.71

Invesco V.I. EQV International Equity Fund Series 1	520,538	14.21	25.72	8,415,497	1.54	0.00	1.10	27.17	28.57

Invesco V.I. Global Fund Series I	364,965	21.16	37.66	8,481,067	0.87	0.00	1.10	30.35	31.79

Invesco V.I. Global Real Estate Fund Series I	35,927	13.55	26.24	593,951	4.77	0.00	0.70	22.14	23.00

Invesco V.I. Global Strategic Income Fund Series I	50		11.82	593	5.46		0.50		10.25

Invesco V.I. Government Securities Fund Series I	879		11.75	10,327	2.33		0.50		5.54

Invesco V.I. Growth and Income Fund Series I	468,695	31.84	32.62	10,106,364	1.86	0.00	0.75	24.26	25.19

Invesco V.I. High Yield Fund Series I	69,930	14.81	15.20	1,038,324	4.23	0.20	0.50	12.94	13.28

Invesco V.I. Main Street Fund Series I	23,214		28.25	655,807	0.00		0.10		31.95

Janus Henderson Enterprise Portfolio Service Shares	260,287	56.43	57.48	8,265,729	0.05	0.00	0.75	34.15	35.16

Janus Henderson Forty Portfolio Service Shares	30,158	25.22	48.36	881,536	0.02	0.00	0.70	35.90	36.85

Janus Henderson Global Research Portfolio Service Shares	172,281	19.58	22.34	3,288,452	0.86	0.20	0.75	27.75	28.46

Janus Henderson Overseas Portfolio Service Shares	738,332	8.78	9.98	7,210,325	1.83	0.00	1.10	25.32	26.71

LVIP JPMorgan Core Bond Fund Standard Class	166,374	11.40	15.73	1,919,775	2.42	0.00	0.70	7.42	8.18

LVIP JPMorgan Mid Cap Value Fund Standard Class	18,033	39.44	41.82	735,488	1.59	0.20	0.75	25.81	26.51

LVIP JPMorgan Small Cap Core Fund Standard Class	134,603	26.65	39.88	3,528,388	0.41	0.20	0.75	23.65	24.33

LVIP JPMorgan U.S. Equity Fund Standard Class	8,096		43.05	348,551	0.00		0.10		31.62

MFS VIT Growth Series Initial Class	448,318	35.29	45.47	31,104,500	0.00	0.20	0.75	37.12	37.87

MFS VIT Investors Trust Series Initial Class	10,855		317.32	3,444,515	0.00		0.75		30.60

MFS VIT New Discovery Series Initial Class	218,357	32.68	58.32	6,929,746	0.00	0.00	1.10	40.15	41.70

MFS VIT Research Series Initial Class	163,953	37.48	43.13	9,550,685	0.44	0.00	0.75	31.95	32.95

MFS VIT Total Return Series Initial Class	27,592	19.83	319.95	5,026,339	0.21	0.50	0.75	19.48	19.78

MFS VIT Utilities Series Initial Class	15,123		561.02	8,484,108	0.00		0.75		24.13

MFS VIT II Core Equity Portfolio Initial Class	502,755	16.74	17.18	12,971,471	0.45	0.20	0.75	32.20	32.93

Morgan Stanley VIF Growth Portfolio Class I	117,398	41.10	51.55	4,708,577	0.00	0.20	0.75	30.82	31.54

Neuberger Berman AMT Mid Cap Growth Portfolio Class I	275,120	39.20	42.11	6,866,553	0.00	0.00	0.75	31.76	32.75

Neuberger Berman AMT Short Duration Bond Portfolio Class I	4,621		13.47	62,253	0.00		0.10		3.58

Neuberger Berman AMT Sustainable Equity Portfolio Class I	28,121	23.53	37.92	405,849	0.27	0.00	0.70	25.01	25.88

PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	103,793	8.08	16.29	638,851	4.56	0.00	1.10	10.21	11.43

PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	34,086	10.40	16.43	379,069	2.39	0.00	0.70	5.38	6.12

PIMCO Real Return Portfolio Administrative Class	539,109	16.19	20.26	7,579,608	1.66	0.00	0.75	7.63	8.44

PIMCO Short-Term Portfolio Administrative Class	368,021	11.07	12.60	4,371,680	2.51	0.00	1.10	1.67	2.80

PIMCO Total Return Portfolio Administrative Class	829,145	14.90	17.49	12,898,225	3.01	0.00	1.10	7.17	8.36

Pioneer Fund VCT Portfolio Class I	67,449	25.93	30.81	1,719,428	1.05	0.20	0.70	30.42	31.07

Pioneer Mid Cap Value VCT Portfolio Class I	47,037	20.62	30.69	950,313	1.37	0.00	0.75	27.48	28.44

Pioneer Select Mid Cap Growth VCT Portfolio Class I	97,512	31.48	32.60	3,103,723	0.00	0.20	0.50	32.42	32.82

Putnam VT Diversified Income Fund Class IB	296,872	19.25	20.93	6,083,964	3.29	0.00	0.75	10.40	11.23

Putnam VT International Value Fund Class IB	340,563	9.43	10.47	3,538,249	2.66	0.20	1.10	18.91	19.98

Putnam VT Large Cap Growth Fund Class IB	41,313		5.75	237,590	0.13		0.50		36.06

Putnam VT Large Cap Value Fund Class IB	705,479	25.05	27.79	14,038,302	2.03	0.20	0.75	29.43	30.14

Putnam VT Small Cap Value Fund Class IB	9,006	20.67	33.67	193,870	0.67	0.00	0.70	23.37	24.24

Putnam VT Sustainable Leaders Fund Class IB	1,548		34.62	53,579	0.46		0.50		35.68

SST SA Multi-Managed Mid Cap Value Portfolio Class 3	4,576	16.18	16.72	62,563	1.16	0.20	0.70	24.20	24.82

SAST SA AB Growth Portfolio Class 1	236,793	31.58	31.67	7,466,841	0.00	0.10	0.25	34.54	34.74

57

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2019				For the Year Ended December 31, 2019
		Unit Value ($)(a)(f)		Net	Investment Income	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

SAST SA DFA Ultra Short Bond Portfolio Class 1	45,992	11.76	11.80	541,676	0.00	0.10	0.25	2.02	2.17

SAST SA Federated Hermes Corporate Bond Portfolio Class 1	12,126	31.49	31.58	382,383	0.00	0.10	0.25	14.59	14.76

SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	7,659	51.15	51.30	391,975	0.00	0.10	0.25	25.90	26.09

SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	50,973	51.04	51.19	2,603,629	0.00	0.10	0.25	25.37	25.56

SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	12,070	43.53	43.66	525,615	0.00	0.10	0.25	24.47	24.66

SAST SA Goldman Sachs Global Bond Portfolio Class 1	17,482	19.26	19.31	329,522	0.00	0.10	0.25	6.60	6.76

SAST SA Invesco Growth Opportunities Portfolio Class 1	9,634	15.04	15.08	144,960	0.00	0.10	0.25	28.65	28.84

SAST SA Janus Focused Growth Portfolio Class 1	26,003		35.33	918,607	0.00		0.10		36.08

SAST SA JPMorgan Diversified Balanced Portfolio Class 1	223,521	24.35	28.63	4,355,160	1.80	0.00	0.75	18.08	18.97

SAST SA JPMorgan Emerging Markets Portfolio Class 1	16,999	30.68	30.77	522,209	0.00	0.10	0.25	20.83	21.02

SAST SA JPMorgan Equity-Income Portfolio Class 1	113,829	27.18	27.26	3,013,363	0.00	0.10	0.25	26.84	27.03

SAST SA JPMorgan Global Equities Portfolio Class 1	22,032	19.32	19.38	425,973	0.00	0.10	0.25	19.59	19.77

SAST SA JPMorgan Large Cap Core Portfolio Class 1	21,346	30.36	30.45	648,366	0.00	0.10	0.25	31.59	31.79

SAST SA JPMorgan MFS Core Bond Portfolio Class 1	2,636	25.77	25.85	67,971	0.00	0.10	0.25	9.19	9.36

SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	135,809	34.87	34.97	3,754,790	0.00	0.10	0.25	39.23	39.44

SAST SA MFS Blue Chip Growth Portfolio Class 1	3,602	17.73	17.78	64,014	0.00	0.10	0.25	31.89	32.09

SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	19,580	29.93	30.02	586,315	0.00	0.10	0.25	31.47	31.66

SAST SA MFS Total Return Portfolio Class 1	25,472	31.10	31.19	792,968	0.00	0.10	0.25	20.06	20.24

SAST SA Morgan Stanley International Equities Portfolio Class 1	36,084	13.82	13.86	499,102	0.00	0.10	0.25	20.33	20.51

SAST SA PineBridge High-Yield Bond Portfolio Class 1	11,230	28.23	28.31	317,204	0.00	0.10	0.25	14.59	14.76

SAST SA Putnam International Growth and Income Portfolio Class 1	30,996	16.07	16.12	498,755	0.00	0.10	0.25	20.02	20.20

SAST SA Wellington Capital Appreciation Portfolio Class 1	81,637	60.58	60.76	4,396,176	0.00	0.10	0.25	30.84	31.04

SAST SA Wellington Capital Appreciation Portfolio Class 3	23,904	24.49	25.32	411,439	0.00	0.20	0.70	29.93	30.58

SAST SA Wellington Government and Quality Bond Portfolio Class 1	11,443	20.08	20.13	229,734	0.00	0.10	0.25	7.06	7.22

SAST SA Wellington Government and Quality Bond Portfolio Class 3	12,242	10.94	11.31	134,230	2.38	0.20	0.70	6.31	6.84

VALIC Company I Dynamic Allocation Fund	457,632	14.27	14.75	5,825,237	1.11	0.20	0.70	19.48	20.07

VALIC Company I Emerging Economies Fund	14,839	11.50	11.89	168,796	1.39	0.20	0.70	19.46	20.06

VALIC Company I Government Money Market I Fund	766,161	9.24	10.49	7,707,898	1.66	0.00	1.10	0.56	1.68

VALIC Company I International Equities Index Fund	264,885	17.50	20.73	3,145,594	3.37	0.00	0.75	20.39	21.29

VALIC Company I International Value Fund	8,511	10.03	11.51	85,546	2.60	0.25	0.70	15.61	16.13

VALIC Company I Mid Cap Index Fund	586,733	24.34	43.13	15,258,763	1.42	0.00	1.10	24.34	25.71

VALIC Company I Mid Cap Value Fund	6,482	16.99	17.56	93,860	0.54	0.20	0.70	29.24	29.88

VALIC Company I Nasdaq-100 Index Fund	185,531	46.65	52.58	8,086,410	0.41	0.00	0.75	37.63	38.66

VALIC Company I Science & Technology Fund	136,105	44.20	68.89	5,447,113	0.00	0.00	0.75	38.43	39.47

VALIC Company I Small Cap Index Fund	314,899	36.54	40.37	7,697,084	1.13	0.00	0.75	24.21	25.14

VALIC Company I Stock Index Fund	880,829	34.20	42.05	23,486,571	1.55	0.00	0.75	30.11	31.09

VALIC Company I U.S. Socially Responsible Fund	4,948	21.39	22.11	90,187	1.25	0.20	0.70	30.77	31.43

VanEck VIP Emerging Markets Fund Initial Class	4,711		36.77	173,208	0.00		0.50		29.94

VanEck VIP Global Resources Fund Initial Class	5,102		24.00	122,467	0.00		0.50		11.31

Vanguard VIF High Yield Bond Portfolio	276,717	18.55	27.68	5,720,005	5.61	0.00	1.10	14.41	15.67

Vanguard VIF Real Estate Index Portfolio	630,273	20.41	35.06	14,240,366	2.80	0.00	1.10	27.40	28.81

(a)

Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)	These amounts represent the net asset value before adjustments allocated to the contracts in payout period.

(c)

These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year. If there are no assets at either the beginning or end of the year, the asset balance of the first or last day the sub-account had assets is used.

(d)

These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to the contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.

(e)

These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

(f)	A blank in the lowest unit value, lowest expense ratio and lowest total return columns indicates that the lowest value is the same as the highest value.

58

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.	Subsequent Events

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through the date the financial statements were issued.

59

American General Life Insurance Company

(An indirect wholly owned subsidiary of Corebridge Financial, Inc.)

Statutory Financial Statements and

Supplemental Information and

Report of Independent Auditors

At December 31, 2023 and 2022 and

for each of the three years ended December 31, 2023

AMERICAN GENERAL LIFE INSURANCE COMPANY

1

Report of Independent Auditors

To the Board of Directors and Shareholder of American General Life Insurance Company

Opinions

We have audited the accompanying statutory financial statements of American General Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2023 and 2022, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of

2

not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

○	Exercise professional judgment and maintain professional skepticism throughout the audit.

○

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

○

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

○

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

○

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental schedule of selected financial data, investment risks interrogatories, summary investment schedule, and schedule of reinsurance disclosures (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2023 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 18, 2024

3

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31,
(in millions)	2023	2022
Admitted assets
Cash and investments	$112,132	$108,455
Bonds
Preferred stock	80	93
Common stock	266	927
Cash, cash equivalents and short-term investments	900	951
Mortgage loans	29,652	25,131
Real estate	75	9
Contract loans	1,157	1,138
Derivatives	1,884	466
Derivative cash collateral and deferred asset for SSAP 108	1,985	1,660
Other invested assets	6,556	7,940
Total cash and investments	154,687	146,770
Amounts recoverable from reinsurers	251	270
Amounts receivable under reinsurance contracts	520	492
Current federal income tax recoverable	337	232
Deferred tax asset	1,164	1,087
Due and accrued investment income	1,413	1,136
Premiums due, deferred and uncollected	62	153
Receivables from affiliates	222	263
Other assets	2,323	1,515
Separate account assets	68,792	59,701
Total admitted assets	$229,771	$211,619

 See accompanying Notes to Statutory Financial Statements.

4

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (CONTINUED)

	December 31,
(in millions, except for share data)	2023	2022
Liabilities
Policy reserves and contractual liabilities	$113,699	$108,850
Life and annuity reserves
Liabilities for deposit-type contracts	14,014	12,316
Accident and health reserves	697	711
Premiums received in advance	10	10
Policy and contract claims	657	715
Policyholder dividends	17	17
Total policy reserves and contractual liabilities	129,094	122,619
Payable to affiliates	224	483
Interest maintenance reserve	1,389	1,804
Derivatives	953	807
Repurchase agreements	1,623	1,725
Collateral for derivatives program	1,729	205
Funds held under coinsurance	12,849	11,826
Accrued expenses and other liabilities	3,598	2,424
Net transfers from separate accounts due or accrued	(1,745)	(1,323)
Asset valuation reserve	2,343	1,681
Separate account liabilities	68,785	59,618
Total liabilities	220,842	201,869
Commitments and contingencies (see Note 21)

Capital and surplus	6	6
Common stock, $10 par value; 600,000 shares authorized, issued and outstanding
Preferred stock, $100 par value; 8,500 shares authorized, issued and outstanding	1	1
Gross paid-in and contributed surplus	5,410	5,410
Special surplus funds	1,279	916
Unassigned surplus	2,233	3,417
Total capital and surplus	8,929	9,750
Total liabilities and capital and surplus	$229,771	$211,619

 See accompanying Notes to Statutory Financial Statements.

5

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	December 31,
(in millions)	2023	2022	2021
Revenues
Premiums and annuity considerations	$23,157	$39,948	$15,409
Net investment income	6,574	7,172	7,503
Amortization of interest maintenance reserve	113	123	162
Reserve adjustments on reinsurance ceded	(4,276)	(2,112)	(2,273)
Commissions and expense allowances	679	779	703
Separate account fees	902	1,648	1,845
Other income	1,018	741	578
Total revenues	28,167	48,299	23,927
Benefits and expenses
Death benefits	749	811	736
Annuity benefits	3,244	2,652	2,806
Surrender benefits	15,931	9,350	8,453
Other benefits	1,077	692	668
Change in reserves	4,817	4,769	2,729
Commissions	1,519	2,672	1,099
General insurance expenses	946	928	978
Net transfers to (from) separate accounts	2,078	1,109	1,682
Modco reinsurance assumed	(3,394)	22,095	—
Other expenses	742	716	704
Total benefits and expenses	27,709	45,794	19,855
Net gain from operations before dividends to policyholders and federal income taxes	457	2,505	4,072
Dividends to policyholders	2	6	1
Net gain from operations after dividends to policyholders and before federal income taxes	455	2,499	4,071
Federal income tax (benefit) expense	(52)	518	1,422
Net gain from operations	507	1,981	2,649
Net realized capital (losses), net of tax after transfers to interest maintenance reserves	(363)	(1,190)	(405)
Net income	$144	$791	$2,244

 See accompanying Notes to Statutory Financial Statements.

6

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(in millions)	Common & Preferred Stock	Gross Paid- In and Contributed Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance, January 1, 2021	$7	$3,510	$(128)	$4,122	7,511
Net income	—	—	—	2,244	2,244
Change in net unrealized capital gains (losses)	—	—	—	206	206
Change in net unrealized foreign exchange capital gains (losses)	—	—	—	(267)	(267)
Change in deferred tax	—	—	—	853	853
Change in non-admitted assets	—	—	—	(587)	(587)
Change in asset valuation reserve	—	—	—	(205)	(205)
Change in surplus from separate accounts	—	—	—	450	450
Other changes in surplus in separate accounts	—	—	—	(450)	(450)
Change in surplus as a result of reinsurance	—	—	—	(2)	(2)
Dividends	—	—	—	(1,045)	(1,045)
Prior period corrections	—	—	—	(161)	(161)
Reinsurance permitted practice	—	—	—	(30)	(30)
Other changes	—	—	254	(239)	15
Balance, December 31, 2021	$7	$3,510	$126	$4,889	8,532
Net income	—	—	—	791	791
Change in net unrealized capital gains (losses)	—	—	—	(694)	(694)
Change in net unrealized foreign exchange capital gains (losses)	—	—	—	(705)	(705)
Change in deferred tax	—	—	—	(40)	(40)
Change in non-admitted assets	—	—	—	(84)	(84)
Change in liability for reinsurance in unauthorized and certified companies	—	—	—	(22)	(22)
Change in asset valuation reserve	—	—	—	621	621
Change in surplus from separate accounts	—	—	—	296	296
Other changes in surplus in separate accounts	—	—	—	(296)	(296)
Additional paid in surplus	—	1,900	—	—	1,900
Change in surplus as a result of reinsurance	—	—	—	(256)	(256)
Dividends	—	—	—	(800)	(800)
Prior period corrections	—	—	—	73	73
Reinsurance permitted practice	—	—	—	433	433
Other changes	—	—	790	(789)	1
Balance, December 31, 2022	$7	$5,410	$916	$3,417	9,750
Net income	—	—	—	144	144
Change in net unrealized capital gains (losses)	—	—	—	58	58
Change in net unrealized foreign exchange capital gains (losses)	—	—	—	492	492
Change in deferred tax	—	—	—	167	167
Change in non-admitted assets	—	—	—	(7)	(7)
Change in liability for reinsurance in unauthorized and certified companies	—	—	—	21	21
Change in asset valuation reserve	—	—	—	(662)	(662)
Change in surplus from separate accounts	—	—	—	(367)	(367)
Other changes in surplus in separate accounts	—	—	—	367	367
Additional paid in surplus	—	—	—	—	—
Change in surplus as a result of reinsurance	—	—	—	249	249
Dividends	—	—	—	(2,000)	(2,000)
Prior period corrections	—	—	—	(8)	(8)
Reinsurance permitted practice	—	—	—	725	725
Other changes	—	—	363	(363)	—
Balance, December 31, 2023	$7	$5,410	$1,279	$2,233	$8,929

 See accompanying Notes to Statutory Financial Statements.

7

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	December 31,
(in millions)	2023	2022	2021
Cash from operations
Premium and annuity considerations, collected, net of reinsurance	$23,059	$18,180	$13,618
Net investment income collected	5,711	6,547	6,966
Other income	(1,038)	557	851
Total revenue received	27,732	25,284	21,435
Benefits paid	21,098	13,473	12,474
Net transfers to (from) separate accounts	(2,569)	536	2,192
Commissions and expenses paid	2,447	3,584	2,129
Dividends paid to policyholders	3	2	4
Federal income taxes paid	(26)	1,089	1,227
Total benefits and expenses paid	20,953	18,684	18,026
Net cash provided by operations	6,779	6,600	3,409
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	8,775	15,962	23,554
Stocks	144	498	233
Mortgage loans	3,446	3,005	3,082
Other invested assets	1,436	1,136	2,057
Securities lending reinvested collateral assets	—	1,727	—
Other, net	—	124	421
Total proceeds from investments sold, matured or repaid	13,801	22,452	29,347
Cost of investments acquired:
Bonds	16,318	17,824	24,029
Stocks	43	300	643
Mortgage loans	7,349	6,465	4,066
Real estate	—	1	1
Derivatives, net	2,103	823	407
Other invested assets	952	2,791	2,496
Securities lending reinvested collateral assets	—	—	35
Other, net	539	1,878	127
Total cost of investments acquired	27,304	30,082	31,804
Net adjustment in contract loans	15	(26)	(69)
Net cash provided by (used in) investing activities	(13,518)	(7,604)	(2,388)
Cash from financing and miscellaneous sources
Cash provided (applied):
Capital and paid-in surplus	—	1,900	—
Net deposits on (withdrawals from) deposit-type contracts	1,698	(11)	(707)
Dividends to parent	(2,000)	(800)	(750)
Change in securities lending	—	(2,426)	747
Other, net	6,988	2,490	(568)
Net cash provided by (used in) provided by financing and miscellaneous activities	6,686	1,153	(1,278)
Net increase (decrease) in cash, cash equivalents and short-term investments	(51)	149	(257)
Cash, cash equivalents and short-term investments at beginning of year	951	802	1,059
Cash, cash equivalents and short-term investments at end of year	$900	$951	$802

8

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	December 31,

(in millions)	2023	2022	2021
Non-cash activities, excluded from above:
Non-cash transfer from separate to general account	$4,068	$—	$—
Non-cash transfer from general to separate account	1,002	—	—
Non-cash AGLIC -Bermuda redemption	642	—	—
Non-cash transfer from other invested assets to bonds	456	—	—
Non-cash transfer from other invested assets to mortgage loans	425	12	154
Non-cash Modco to FRL settlements	274	204	448
Non-cash Hannover reinsurance transaction	253	—	—
Non-cash Modco adjustment on assumed reinsurance	—	22,924	—
Non-cash transfer from other invested assets to common stocks	1	—	34
Non-cash pension risk transfer premiums	—	1,159	1,809
Settlement of non-cash dividends payable	—	—	295

See accompanying Notes to Statutory Financial Statements.

9

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company (“AGL” or the “Company”), including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (“AGC Life” or the “Parent”), a Missouri-domiciled life insurance company, which is wholly owned by Corebridge Life Holdings, Inc. (formerly known as AIG Life Holdings, Inc.) (“Corebridge Life Holdings”). Corebridge Life Holdings is wholly owned by Corebridge Financial, Inc. (“Corebridge”), which American International Group, Inc. (“AIG”) owns 52.2% of their outstanding common stock as of December 31, 2023. AIG is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in more than 190 countries and jurisdictions. The term “AIG” means American International Group, Inc. and not any of AIG’s consolidated subsidiaries.

The Company is a stock life insurance company domiciled and licensed under the laws of the State of Texas and is subject to regulation by the Texas Department of Insurance (“TDI”). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed in 49 states and the District of Columbia.

The Company is a leading provider in the United States of individual term and universal life insurance solutions to middle-income and high-net-worth customers, as well as a leading provider in the United States of fixed and variable annuities. The Company’s primary products include term life insurance, universal, variable universal and whole life insurance, accident and health insurance, single- and flexible-premium deferred fixed and variable annuities, fixed index deferred annuities, single-premium immediate and delayed-income annuities, private placement variable annuities, private placement variable universal life, structured settlements, corporate- and bank-owned life insurance, pension risk transfer annuities, guaranteed investment contracts, funding agreements, stable value wrap products and group benefits. The Company distributes its products through a broad multi-channel distribution network, which includes independent marketing organizations, independent insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants and direct-to-consumer through Corebridge Direct Insurance Services, Inc. (formerly known as AIG Direct Insurance, Inc.) (“Corebridge Direct”).

10

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (“U.S. GAAP”), as described herein.

The TDI recognizes only statutory accounting practices (“SAP”) prescribed or permitted by the State of Texas for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Texas Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Texas. The Insurance Commissioner of the State of Texas has the right to permit other specific practices that deviate from prescribed practices.

At December 31, 2023, 2022 and 2021, the Company used the following permitted practices that resulted in reported statutory surplus or risk-based capital that is different from the statutory surplus or risk-based capital that would have been reported had NAIC statutory accounting practices or the prescribed regulatory accounting practices of the TDI been followed in all respects:

Effective December 31, 2020 and periods through September 30, 2023, the Company renewed a permitted statutory accounting practice to recognize an admitted asset related to the notional value of coverage defined in an excess of loss (“XOL”) reinsurance agreement with a 20-year term that provides coverage to the Company for aggregate claims incurred during the agreement term associated with guaranteed living benefits on certain fixed index annuities generally issued prior to April 2019 (“Block 1”) exceeding an attachment point as defined in the agreement. This permitted practice was previously expanded on October 1, 2020 to similarly recognize an additional admitted asset related to the net notional value of coverage as defined in a separate XOL reinsurance agreement with a 25-year term that provides coverage to the Company for aggregate XOL claims associated with guaranteed living benefits on a block of fixed index annuities generally issued in April 2019 or later, including certain new business issued after the effective date of October 1, 2020 (“Block 2”).

Effective September 30, 2023, the permitted practice for Block 1 and Block 2 was extended through September 30, 2026 and the maximum notional value of Block 2 was increased for certain new business. Effective October 1, 2022 and periods through September 30, 2023, this permitted practice was expanded to similarly recognize an additional admitted asset related to the net notional value of coverage as defined in a separate XOL agreement with a 25-year term that provides coverage to the Company for aggregate XOL claims associated with the base contract along with the guaranteed living benefits rider on a block of fixed annuities inforce on October 1, 2022, including certain new business issued after the effective date of October 1, 2022 (“Block 3”). Effective September 30, 2023, the permitted practice for Block 3 was extended through September 30, 2026 and the maximum notional value was increased for certain new business.

The value of the assets subject to the above permitted practices was approximately $1,742 million, $1,017 million and $584 million in total at December 31, 2023, 2022 and 2021 respectively and are reported in Other assets.

11

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed or permitted by the State of Texas:

		December 31,
(in millions)	SSAP#	2023	2022	2021
NET INCOME

State basis		$144	$791	$2,244
Net (loss) income, NAIC SAP		$144	$791	$2,244

SURPLUS

State basis		$8,929	$9,750	$8,532

State permitted practices that increase (decrease) NAIC SAP:

XoL reinsurance agreement	4	(1,742)	(1,017)	(584)
Statutory capital and surplus, NAIC SAP		$7,187	$8,733	$7,948

In the event the Company had not employed any or all of these permitted and prescribed practices, the Company’s risk-based capital (“RBC”) would not have triggered a regulatory event.

Certain prior year amounts have been reclassified to conform to the current year presentation.

The statement of cash flows in this report has balances that are different from those in the annual statement filed with the NAIC. The annual statement for 2023 had net cash provided by operations, investments and financing of $6.3 billion, $(12.9) billion and $6.5 billion, respectively, while this report has $6.8 billion, $(13.5) billion and $6.7 billion, respectively.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the TDI requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:

•	application of other-than-temporary impairments;

•	estimates with respect to income taxes, including recoverability of deferred tax assets;

•	fair value measurements of certain financial assets; and

•	policy reserves for life, annuity and accident and health insurance contracts, including guarantees.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.

Significant Accounting Policies

Bonds not backed by other loans are carried at amortized cost except for those with a NAIC designation of “6” or “6*”. Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC’s Investment Analysis Office (“IAO”) receive a “6*” designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a “6*” designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that (1) the documentation necessary to permit a full credit analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.

12

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Loan-backed and structured securities (“LBaSS”) include residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), pass-thru securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. LBaSS are carried on a basis consistent with that of bonds not backed by loans. Income recognition for LBaSS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (“MBS”) and ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its LBaSS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Reference to “non-rated residual tranches or interests” intends to capture securitization tranches, beneficial interests, interests of structured finance investments, as well as other structures, that reflect loss layers without contractual interest or principal payments. Payments to holders of these investments occur after contractual interest and principal payments have been made to other tranches or interests and are based on the remaining available funds. Although payments to holders can occur throughout an investment’s duration (and not just at maturity), such instances still reflect the residual amount permitted to be distributed after other holders have received contractual interest and principal payments.

NAIC designations are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects RBC. The final NAIC designation is determined for most RMBS and CMBS by financial modeling conducted by BlackRock. For credit tenant loans, equipment trust certificates, any corporate-like securities rated by the IAO, interest-only securities, and those securities with an original NAIC designation of 5, 5*, 6, or 6*, the final NAIC designation is based on the IAO or Credit Rating Provider rating and is not subject to financial modeling.

Redeemable preferred stocks with NAIC designations of “1” through “3” are carried at amortized cost. All other redeemable preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.

Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (“FHLB”) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

Subsidiary, controlled, and affiliated (“SCA”) entities: The Company has no investments in insurance SCA entities. Investments in non-insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non-insurance SCA entities for which audited U.S. GAAP financial statements are not available are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.

Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.

Mortgage and mezzanine real estate loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and

13

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Real estate consists of properties occupied by the Company, properties held for the production of income and properties held for sale. Properties occupied by the Company and held for the production of income are carried at depreciated cost, less encumbrances, unless events or circumstances indicate the carrying amount of the asset (amount prior to reduction for encumbrances) may not be recoverable. Properties held for sale are carried at the lower of its depreciated cost or fair value less estimated costs to sell the property and net of encumbrances. Real estate obtained through foreclosure, in satisfaction of a loan, is recorded at the time of foreclosure at the lower of fair value as determined by acceptable appraisal methodologies, or the carrying amount of the related loan. Land is reported at cost.

Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks, highly liquid debt instruments that have original maturities within one year of date of purchase and are carried at amortized cost, interest-bearing money market funds, investment pools and other investments with original maturities within one year from the date of purchase.

Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are reported in a manner consistent with the hedged asset or liability (“hedge accounting”). Changes in statement value or cash flow of derivatives that qualify for hedge accounting are recorded consistently with how the changes in the statement value or cash flow of the hedged asset or liability are recorded. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge (“ineffective hedges”) are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Statement of Statutory Accounting Principles (“SSAP”) 108, Derivatives Hedging Variable Annuity Guarantees, was used as allowed. SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity. Starting in 2022 the Company designated, under SSAP 86, Derivatives, certain foreign exchange derivatives as effective hedges of certain invested assets. During 2023, the Company also designated certain interest rate swaps as effective cash flow hedges of floating-rate investment assets.

Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for joint ventures, partnerships and limited liability companies with a minor ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.

Joint ventures, partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of (a) the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements or (b) the International Financial Reporting Standards (“IFRS”) basis equity in audited IFRS financial statements as an acceptable basis for the valuation of minor/non-controlled investments. The audited U.S. tax basis equity may also be used in certain circumstances.

All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been non-admitted as assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.

Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors, and lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash collateral received is invested in cash and/or short-term investments that may be sold or repledged or partially used for short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these

14

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

transactions may be sold or repledged by the counterparties. The liability for cash collateral received would be reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.

In addition, the Company is a party to secured financing transactions involving securities sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements.

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 180 days, or when collection of interest is uncertain.

Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.

The Company regularly evaluates its investments for other-than-temporary impairment (“OTTI”) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company’s management and a continual review of its investments. For bonds, other than LBaSS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is determined an OTTI has occurred, the cost basis of bonds are written down to fair value and the amount of the write-down is recognized as a realized capital loss.

For LBaSS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the LBaSS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the LBaSS or does not have the intent and ability to retain the LBaSS until recovery. If the decline is interest-related, the LBaSS is written down to fair value.

In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.

Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a certain portion of DTAs, prepaid expenses, electronic data processing (“EDP”) equipment assets, agents’ balances or other receivables over 90 days. Non-admitted assets were $4.6 billion and $4.6 billion at December 31, 2023 and 2022, respectively.

Interest maintenance reserve (“IMR”) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest-related OTTI (net of taxes). IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For LBaSS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

Asset valuation reserve (“AVR”) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.

Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair

15

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

value. In addition, certain products with fixed guarantees and market-value-adjusted (“MVA”) fixed annuity contracts in which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (“VACARVM”) under subsection 21 of the Valuation Manual (“VM-21”). Reserves for variable universal life accounts are provided in accordance with subsection 20 of the Valuation Manual (“VM-20”) for new business issued beginning in 2020, and in accordance with the Commissioners’ Reserve Valuation Method (“CRVM”) for policies issued prior to 2020.

Policy reserves are established according to different methods.

Life, annuity, and health reserves are developed by actuarial methods and are generally determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the TDI.

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for the Company’s life insurance policies issued after January 1, 2020 are contained in VM-20, Requirements for Principle-Based Reserves for Life Products, policies issued prior to 2020 are reserved for using the CRVM. Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

The Company waives the deduction of deferred fractional premiums on the death of the life and annuity policy insured and returns any premium beyond the date of death. The Company reported additional reserves for surrender values in excess of the corresponding policy reserves.

The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves. Additional reserves are established where the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or where the net premiums exceed the gross premiums on any insurance in force. Total cash flow testing reserves were $175 million and $175 million at December 31, 2023 and 2022, respectively.

A majority of the Company’s variable annuity products are issued with a guaranteed minimum death benefit (“GMDB”) which provides that, upon the death of a contractholder, the contractholder’s beneficiary will receive the greater of (1) the contractholder’s account value, or (2) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the greatest contract value, adjusted for withdrawals, at the specified contract anniversaries; or the principal invested, adjusted for withdrawals, accumulated at the specified rate per annum. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Death benefits on GMDB policies generally reduce on a proportional basis or on a dollar-for-dollar basis when a partial withdrawal occurs.

Reserves for GMDB benefits are included in the VACARVM reserve. PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements are contained in VM-21, Reserves for Variable Requirements for Principle-Based Annuities.

Life policies underwritten as substandard are charged extra premiums. Reserves are computed for a substandard policy by adding the reserve for an otherwise identical non-substandard policy plus a factor times the extra premium charge for the year. The factor varies by duration, type of plan, and underwriting. In addition, an extra mortality reserve is reported for ordinary life insurance policies classified as group conversions. Substandard structured settlement annuity reserves are determined by making a constant addition to the mortality rate of the applicable valuation mortality table so that the life expectancy on the adjusted table is equal to the life expectancy determined by the Company’s underwriters at issue.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula, except for universal life insurance and deferred annuity reserves, which include fund accumulations for which tabular interest has

16

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

been determined from basic data. For the determination of tabular interest on funds not involving life contingencies, the actual credited interest is used.

Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.

Policy and contract claims represent the ultimate net cost of all reported and unreported claims incurred during the year. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

Reserves for future policy benefits to be paid on life and accident and health policies, incurred in the statement period, but not yet reported, were established using historical data from claim lag experience. The data is aggregated from product specific studies performed on the Company’s business.

Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are credited directly to the respective reserves and are not recorded in the Statutory Statement of Operations. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.

General insurance expenses include allocated expenses pursuant to cost allocation agreements. The Company purchases administrative, accounting, marketing and data processing services from AIG, Corebridge and affiliates and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from affiliates is based on the level of assets under management.

Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to tax sharing agreements, because the Company is included in the consolidated federal income tax returns of its parent company filing group. For the period prior to the Corebridge initial public offering (the “IPO”) on September 19, 2022, the Company joined in the filing of a consolidated federal income tax return with AIG. For the period following the IPO, the Company will join with AGC Life, Variable Annuity Life Insurance Company (“VALIC”), United States Life Insurance Company in the City of New York (“USL”), and Corebridge Insurance Company of Bermuda, Ltd. (formerly AIG Life of Bermuda, Ltd.) (“Corebridge Bermuda”), in filing a consolidated life company federal income tax return. To the extent that benefits for net operating losses, foreign tax credits, corporate alternative minimum tax (“CAMT”) credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.

Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

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AMERICAN GENERAL LIFE INSURANCE COMPANY

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A deferred tax asset (“DTA”) or deferred tax liability (“DTL”) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTAs are limited in their admissibility.

The CAMT is disregarded when evaluating the need for a valuation allowance for the Company’s non-CAMT DTAs.

Accounting Changes

The Company had no accounting changes during 2023 or 2022.

Substantive changes were made to SSAP 26R, Bonds, SSAP 21R, Other Admitted Assets, and SSAP 43R, Loan-Backed and Structured Securities, effective January 1, 2025. The changes provide a new principle-based bond definition to be used for determining which investments are eligible for reporting on Schedule D as a bond. The changes focus on ensuring appropriate consideration of whether an investment qualifies as an issuer credit obligation or asset-backed security prior to reporting as a bond.

Correction of Errors

SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.

In 2023, two out-of-period errors were identified and corrected, the largest of which was related to an understatement of reserves for variable annuities due to model implementations in 2022. The total of these corrections decreased unassigned surplus by $8 million.

In 2022, three out-of-period errors were identified and corrected, which increased unassigned surplus by $72 million. This decreased claims reserved as a result of overstated claim reserves from 2019-2021.

In 2021, five out-of-period errors were identified and corrected, which decreased unassigned surplus by $161 million. The most significant of these was a tax correction related to 2013 - 2018.

The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

Differences in Statutory Accounting and U.S. GAAP Accounting

The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.

The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.

Investments. Under SAP, investments in bonds and redeemable preferred stocks are generally reported at amortized cost. However, if bonds are designated category “6” and redeemable preferred stocks are designated categories “4 – 6” by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.

Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (“CMO”) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For LBaSS, if it is

18

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than LBaSS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.

Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, an allowance for credit losses is based on the expectation of lifetime credit losses.

Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest or is deemed to have control are accounted for under the equity method. Where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings.

Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer’s occupancy of those properties.

Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporate either counterparty’s credit risk for derivative assets or the insurer’s credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index life insurance features in indexed universal life contracts and certain guaranteed features of variable annuities are bifurcated and accounted for separately as embedded policy derivatives and market risk benefits, respectively. Under SAP, embedded derivatives and market risk benefits are not bifurcated or accounted for separately from the host contract.

Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any negative IMR balance is treated as a non-admitted asset, unless certain criteria are met. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as a component of total revenues, with related taxes included in taxes from operations.

Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its

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AMERICAN GENERAL LIFE INSURANCE COMPANY

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credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.

Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net investment income. Under U.S. GAAP, subsidiaries’ financial statements are combined with the parent company’s financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company’s investment in the subsidiaries.

Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance contracts are deferred as deferred policy acquisition costs (“DAC”). DAC is amortized on a constant level basis (i.e., approximating straight line amortization with adjustments for expected terminations) over the expected term of the related contracts using assumptions consistent with those used in estimating the related liability for future policy benefits, or any other related balances. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.

Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.

Non-admitted Assets. Certain assets designated as “non-admitted,” principally any agents’ balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are credited directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management’s estimates and judgment.

Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer’s best estimates of interest rates are used.

Under SAP, the CRVM is used for the majority of individual insurance reserves. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net premium ratio (“NPR”) method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP, policy assumptions are based upon best estimates.

Under SAP, the CARVM is used for the majority of individual deferred annuity reserves, while under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable. Under SAP, reserves

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AMERICAN GENERAL LIFE INSURANCE COMPANY

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for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.

Under GAAP, indexed interest credits and guarantees in excess of contract account values are bifurcated from the host contract as embedded derivatives and market risk benefits, respectively, and reported at fair value. Under SAP, embedded derivatives and market risk benefits are not bifurcated and accounted for separately, but rather are included in the benefit reserve valuation for the host contract.

Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized generally on a basis consistent with DAC.

Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.

Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, the VACARVM or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.

Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts and certain pension risk transfer annuities issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.

Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non-admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.

Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include 1) each of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, when the reporting entity does not have the intent to set off. Under U.S. GAAP, these amounts under master netting arrangements may generally be offset and presented on a net basis pursuant to an accounting election, even when the reporting entity does not have the intent to set off.

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3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

(in millions)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2023
Bonds:
U.S. government obligations	$1,321	$5	$(214)	$1,112
All other governments	2,041	21	(249)	1,813
States, territories and possessions	239	2	(23)	218
Political subdivisions of states, territories and possessions	210	4	(12)	202
Special revenue	5,392	39	(532)	4,899
Industrial and miscellaneous	98,249	1,546	(9,929)	89,866
Hybrid securities	377	10	(15)	372
Bank loans	3,937	16	(96)	3,857
Parent, subsidiaries and affiliates	366	—	—	366
Total bonds	112,132	1,643	(11,070)	102,705
Preferred stock	80	3	—	83
Common stock*	266	—	—	266
Total equity securities	346	3	—	349
Total	$112,478	$1,646	$(11,070)	$103,054
December 31, 2022
Bonds:
U.S. government obligations	$1,314	$4	$(198)	$1,120
All other government	2,629	20	(385)	2,264
States, territories and possessions	268	2	(30)	240
Political subdivisions of states, territories and possessions	332	8	(21)	319
Special revenue	6,159	35	(710)	5,484
Industrial and miscellaneous	93,378	1,001	(13,217)	81,162
Hybrid securities	435	10	(28)	417
Bank loans	3,580	3	(115)	3,468
Parent, subsidiaries and affiliates	360	—	—	360
Total bonds	108,455	1,083	(14,704)	94,834
Preferred stock	93	—	(4)	89
Common stock*	927	—	—	927
Total equity securities	1,020	—	(4)	1,016
Total	$109,475	$1,083	$(14,708)	$95,850

* Common stock includes $73 million and $753 million of investments in affiliates at December 31, 2023 and 2022, respectively.

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AMERICAN GENERAL LIFE INSURANCE COMPANY

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Bonds and Equity Securities in Loss Positions

The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2023
Bonds:
U.S. government obligations	$88	$(6)	$889	$(208)	$977	$(214)
All other government	158	(20)	1,344	(227)	1,502	(247)
U.S. States, territories and possessions	32	(1)	139	(22)	171	(23)
Political subdivisions of states, territories and possessions	28	(2)	82	(11)	110	(13)
Special revenue	1,001	(81)	2,977	(450)	3,978	(531)
Industrial and miscellaneous	11,361	(1,080)	53,785	(8,851)	65,146	(9,931)
Hybrid securities	40	(1)	199	(14)	239	(15)
Bank loans	813	(40)	1,695	(62)	2,508	(102)
Parents, subsidiaries & affliates	—	—	8	—	8	—
Total bonds	13,521	(1,231)	61,118	(9,845)	74,639	(11,076)
Preferred stock	—	—	—	—	—	—
Common stock	—	—	—	—	—	—
Total equity securities	—	—	—	—	—	—
Total	$13,521	$(1,231)	$61,118	$(9,845)	$74,639	$(11,076)
December 31, 2022
Bonds:
U.S. government obligations	$990	$(197)	$1	$—	$991	$(197)
All other government	1,953	(389)	—	—	1,953	(389)
U.S States, territories and possessions	180	(30)	—	—	180	(30)
Political subdivisions of states, territories and possessions	177	(21)	—	—	177	(21)
Special revenue	4,565	(694)	78	(16)	4,643	(710)
Industrial and miscellaneous	57,098	(10,308)	12,196	(2,927)	69,294	(13,235)
Hybrid securities	268	(30)	—	—	268	(30)
Bank loans	2,184	(71)	897	(47)	3,081	(118)
Total	$67,415	$(11,740)	$13,172	$(2,990)	$80,587	$(14,730)
Preferred stock	84	(6)	—	—	84	(6)
Common stock	2	—	—	—	2	—
Total equity securities	86	(6)	—	—	86	(6)
Total	$67,501	$(11,746)	$13,172	$(2,990)	$80,673	$(14,736)

As of December 31, 2023 and 2022, the number of bonds and equity securities in an unrealized loss position was 7,290 and 8,092, respectively. Bonds comprised 7,288 of the total, of which 5,725 were in a continuous loss position greater than 12 months at December 31, 2023. Bonds comprised 8,010 of the total, of which 1,189 were in a continuous loss position greater than 12 months at December 31, 2022.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2023 and 2022, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

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AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Contractual Maturities of Bonds

The following table presents the statement value and fair value of bonds by contractual maturity:

(in millions)	Statement Value	Fair Value
December 31, 2023

Due in one year or less	$1,433	$1,423

Due after one year through five years	12,717	12,396

Due after five years through ten years	15,311	14,262

Due after ten years	44,241	37,416

LBaSS	38,552	37,330

Total	$112,254	$102,827

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

Bonds in or near default as to payment of principal or interest had a statement value of $25 million and $124 million at December 31, 2023 and 2022, respectively, which is the fair value. At December 31, 2023 and 2022, the Company had no income excluded from due and accrued for bonds.

December 31, 2023 , the Company’s bond portfolio included bonds totaling $6.4 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company’s total assets and 4 percent of invested assets. These below investment grade securities, excluding structured securities, span across 14 industries. At December 31, 2022, the Company’s bond portfolio included bonds totaling $7.0 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company’s total assets and 5 percent of invested assets. These below investment grade securities, excluding structured securities, span across 14 industries.

December 31, 2023 and 2022 The following table presents the industries that constitute more than 10% of the below investment grade securities:

	December 31,

	2023	2022
Consumer cyclical	17.3%	21.3%

Consumer non-cyclical	16.0	16.1

Capital Goods	8.0	8.3

LBaSS

The Company determines fair value of LBaSS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company’s ABS, RMBS, CMBS, and collateralized debt obligations (“CDO”) are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the LBaSS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management’s judgments.

The following table presents the statement value and fair value of LBaSS:

	December 31, 2023		December 31, 2022
(in millions)	Statement Value	Fair Value	Statement Value	Fair Value

Loan-backed and structured securities	$38,552	$37,330	$30,699	$28,853

Prepayment assumptions for single class, multi-class mortgage-backed and ABS were obtained from independent third-party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

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AMERICAN GENERAL LIFE INSURANCE COMPANY

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At December 31, 2023 and 2022, the Company had exposure to a variety of LBaSS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.

At December 31, 2023 and 2022, the Company did not have any LBaSS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

During 2023, 2022 and 2021, the Company recognized total OTTI of $36 million, $114 million and $13 million, respectively, on LBaSS that were still held by the Company. In addition, at December 31, 2023 and 2022, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest (credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

The following table summarizes the fair value and aggregate amount of unrealized losses on LBaSS and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2023
LBaSS	$7,184	$(454)	$16,089	$(1,699)	$23,273	$(2,153)
December 31, 2022
LBaSS	$16,448	$(1,565)	$6,349	$(999)	$22,797	$(2,564)

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

The Company does not have any LBaSS for which it is not practicable to estimate fair values.

The following table presents the rollforward of non-interest related OTTI for LBaSS:

	December 31,

(in millions)	2023	2022
Balance, beginning of year	$1,256	$1,263

Increases due to:

Credit impairment on new securities subject to impairment losses	26	42

Additional credit impairment on previously impaired investments	10	71

Reduction due to:

Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	80	120

Balance, end of year	$1,212	$1,256

See Note 4 for a list with each LBaSS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company’s structured notes holding at December 31, 2023.

Mortgage Loans

Mortgage loans had outstanding principal balances of $30.4 billion and $25.8 billion at December 31, 2023 and 2022, respectively. Contractual interest rates range from 0.00 percent to 35.00 percent. The mortgage loans at December 31, 2023 had maturity dates ranging from 2023 to 2069.

25

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company’s mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

The following tables present the geographic and property-type distribution of the Company’s mortgage loan portfolio:

	December 31,
	2023	2022
Geographic distribution:
Mid-Atlantic	26.2%	28.0%
Foreign	20.0	22.5
Pacific	15.1	14.7
South Atlantic	15.4	12.1
West South Central	6.4	6.5
East North Central	5.1	5.8
New England	5.3	4.5
Mountain	4.4	3.9
East South Central	1.5	1.5
West North Central	0.6	0.5

Total	100.0%	100.0%
Property type distribution:
Multi-family	32.6%	35.9%
Office	19.5	23.8
Retail	8.5	8.3
Industrial	14.9	16.2
Hotel/Motel	4.1	4.8
Other	20.4	11.0

Total	100.0%	100.0%

At December 31, 2023, there were 331 mortgage loans with outstanding balances of $20 million or more, which loans collectively, aggregated approximately 75 percent of this portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2023 and 2022:

	Years Ended December 31,
	2023		2022
(in millions)	Maximum	Minimum	Maximum	Minimum
Office	12.00%	3.00%	12.60%	3.00%
Multi-family	9.84	3.01	15.03	2.98
Retail	8.84	5.06	—	—
Industrial	10.34	4.08	9.34	2.68
Hotel/Motel	9.69	6.95	8.68	4.04
Other	26.01	(0.16)	37.35	—

The Company did not reduce any interest rates during 2023 and 2022.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was 144 percent and 90 percent, in 2023 and 2022, respectively.

At December 31, 2023, the Company held $560 million in impaired mortgage loans with a related allowance for credit losses. There were no impaired mortgage loans without a related allowance. At December 31, 2022, the Company held $800 million in impaired mortgages with $492 million of related allowances for credit losses and $308 million in impaired loans without a related allowance. The Company’s average recorded investment in impaired loans was $604 million and $669 million, at December 31, 2023 and 2022, respectively. The Company recognized interest income of $15 million, $22 million and $14 million, in 2023, 2022 and 2021, respectively.

26

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

	December 31,
(in millions)	2023	2022	2021
Balance, beginning of year	$294	$245	$274

Additions (reductions) charged to unrealized capital loss	148	58	(28)

Direct write-downs charged against allowance	(87)	(9)	(1)
Balance, end of year	$355	$294	$245

During 2023, the Company derecognized $71 million of mortgage loans and recognized $71 million of real estate collateral as a result of foreclosure.

The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company’s strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

The following table presents the age analysis of mortgage loans:

	December 31,
(in millions)	2023	2022
Current	$29,547	$24,981

30 - 59 days past due	68	21

60 - 89 days past due	13	3

90 - 179 days past due	24	125

Greater than 180 days past due	—	1
Total	$29,652	$25,131

At December 31, 2023 and 2022, the Company had mortgage loans outstanding under participant or co-lender agreements of $22.7 billion and $21.2 billion, respectively.

The Company had $307 million and $466 million in restructured loans at December 31, 2023 and 2022, respectively.

Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of December 31, 2023:

(in millions)	Residential		Commercial		Agricultural

Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$1	—%	$609	0.40%	$—	— %
b. 91% to 95%	1	—	246	0.20	—	—
c. 81% to 90%	264	0.20	1,133	0.70	—	—
d. 71% to 80%	1,645	1.00	2,751	1.70	—	—
e. below 70%	3,689	2.30	19,314	12.00	—	—

Troubled Debt Restructuring

The Company held no restructured debt for which impairment was recognized for both December 31, 2023 and 2022. At December 31, 2023 , the Company had $4 million outstanding commitments to debtors that hold loans with restructured terms. At December 31, 2022, the Company had $4 million of outstanding commitments to debtors that held loans with restructured terms.

27

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Real Estate

The following table presents the components of the Company’s investment in real estate:

	December 31,

(in millions)	2023	2022
Properties occupied by the Company	$—	$6

Properties held for production of income	73	3

Properties held for sale	2	—

Total	$75	$9

The Company recognized no gains or losses in 2023, 2022 and 2021. The Company recognized $3 million in impairment write-downs for its investment in real estate in 2023. The Company did not recognize any impairment write-downs for its investment in real estate during 2022 and 2021.

Other Invested Assets

The following table presents the components of the Company’s other invested assets:

	December 31,

(in millions)	2023	2022
Investments in limited liability companies	$644	$972

Investments in limited partnerships	3,921	4,188

Other unaffiliated investments	1,892	2,717

Receivable for securities	100	73

Non-admitted assets	(1)	(10)

Total	$6,556	$7,940

The Company utilizes the look-through approach in valuing its investments in affiliated joint ventures or partnerships that have the characteristics of real estate investments. These affiliated real estate investments had an aggregate value of $955 million at December 31, 2023. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in each of the respective holding company entities, if applicable.

The Company recorded impairment write-downs in joint ventures was $4 million, $13 million and $15 million during 2023, 2022 and 2021, respectively.

28

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Net Investment Income

The following table presents the components of net investment income:

	Years ended December 31,

(in millions)	2023	2022	2021
Bonds	$5,259	$4,608	$4,802
Preferred stocks	2	10	4
Common stocks	11	2	7
Cash and short-term investments	57	44	15
Mortgage loans	1,437	1,038	946
Real estate*	4	4	4
Contract loans	78	68	65
Derivatives	(283)	994	167
Investment income from affiliates	148	399	1,419
Other invested assets	246	320	271
Gross investment income	6,959	7,487	7,700
Investment expenses	(385)	(315)	(197)
Net investment income	$6,574	$7,172	$7,503

* Includes amounts for the occupancy of Company-owned property of $2 million in 2023, 2022 and 2021.

Net Realized and Unrealized Capital Gains (Losses)

The following table presents the components of Net realized capital gains (losses):

	Years ended December 31,
(in millions)	2023	2022	2021
Bonds	$(460)	$(551)	$446
Preferred stocks	(12)	—	14
Common stocks	8	(2)	16
Cash and short-term investments	36	(79)	(1)
Mortgage loans	(162)	(107)	18
Real estate	(3)	—	—
Derivatives	(329)	(1,233)	(659)
Other invested assets	113	80	199
Other	—	—	(49)
Realized capital (losses) gains	(809)	(1,892)	(16)
Federal income tax benefit (expense)	170	397	3
Net gains transferred to IMR	276	305	(392)
Net realized capital (losses) gains	$(363)	$(1,190)	$(405)

During 2023, 2022 and 2021, the Company recognized $87 million, $167 million and $42 million, respectively, of impairment write-downs in accordance with the impairment policy described in Note 2.

The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

	Years ended December 31,
(in millions)	2023	2022	2021

Proceeds	$3,401	$9,787	$11,495

Gross realized capital gains	$64	$112	$823
Gross realized capital losses	$(456)	(472)	(405)

Net realized capital (losses) gains	$(392)	$(360)	$418

29

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

	Years ended December 31,
(in millions)	2023	2022	2021
Bonds	$280	$(369)	$(171)
Preferred and common stocks	53	(59)	(311)
Mortgage loans	273	(523)	(129)
Derivatives	148	(497)	139
Other invested assets	(68)	(280)	502
Other	(10)	19	25
Federal income tax benefit (expense)	(126)	310	(116)

Net change in unrealized (losses) gains of investments	$550	$(1,399)	$(61)

5GI Securities Measured at Aggregate Book Adjusted Carrying Value and Fair Value

The following table presents 5GI Securities measured at aggregate book adjusted carrying value (BACV) and aggregate fair value at December 31:

Investment	Number of 5GI Securities		Aggregate BACV (in millions)		Aggregate Fair Value (in millions)
	2023	2022	2023	2022	2023	2022
Bonds - AC	5	11	$45	$15	$45	$13
LB&SS - AC	3	14	3	11	1	11
Preferred Stock - AC	—	—	—	—	—	—
Preferred Stock - FV	3	4	1	7	1	7
Total	11	29	$49	$33	$47	$31

AC - Amortized Cost

FV - Fair Value

30

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

4.LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS AND STRUCTURED NOTES HOLDINGS

LBaSS

The following table presents the LBaSS held by the Company at December 31, 2023 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
25702@AB2	$899	$1	$898	$1	$1	3/31/2023
25150WAA2	6,490	—	6,490	—	—	3/31/2023
16163HAE1	504	503	—	503	526	3/31/2023
05952GAA9	$2,344	$2,293	$51	$2,293	$2,278	3/31/2023
22541QQJ4	4	—	4	—	—	3/31/2023
12668BKA0	1,929	1,904	25	1,904	1,844	3/31/2023
32051GPW9	$1,749	$1,747	$3	$1,747	$1,712	3/31/2023
Quarterly Total	$13,919	$6,448	$7,471	$6,448	$6,361
75114GAC3	22	—	22	—	—	6/30/2023
23312RAE5	27,786	13,657	14,129	13,657	11,312	6/30/2023
17029RAA9	1,278	—	1,278	—	—	6/30/2023
Quarterly Total	$29,086	$13,657	$15,429	$13,657	$11,312
007036UQ7	2,543	2,528	16	2,528	2,437	9/30/2023
94984NAA0	1,474	1,464	11	1,464	1,565	9/30/2023
02660KAA0	24,925	24,825	100	24,825	28,597	9/30/2023
93934FGB2	8,242	8,164	78	8,164	9,131	9/30/2023
362480AD7	4,575	4,550	25	4,550	5,646	9/30/2023
05952EAA4	420	417	3	417	430	9/30/2023
17025TBE0	3,595	3,591	4	3,591	3,263	9/30/2023
232434AE0	68,655	68,509	146	68,509	71,719	9/30/2023
655378AH0	21,296	21,149	147	21,149	24,021	9/30/2023
45669BAA0	60,942	60,915	27	60,915	65,476	9/30/2023
45660LEF2	14,309	14,261	48	14,261	14,441	9/30/2023
61915YAD3	14,284	14,188	95	14,188	15,795	9/30/2023
126694PP7	3,041	3,029	13	3,029	2,558	9/30/2023
45669FAC7	3,944	3,940	4	3,940	4,052	9/30/2023
761118HU5	2,196	2,173	23	2,173	2,632	9/30/2023
74923WAB4	5,131	5,130	1	5,130	5,068	9/30/2023
Quarterly Total	$239,572	$238,833	$741	$238,833	$256,831
67088CAA5	2,670	204	2,466	204	204	12/31/2023
058928AN2	1,083	724	360	724	713	12/31/2023
61748HJY8	6,601	6,581	20	6,581	5,868	12/31/2023
059522BG6	2,626	2,623	3	2,623	2,491	12/31/2023
466286AA9	13,771	13,748	23	13,748	15,245	12/31/2023
45661XAD4	11,277	11,244	33	11,244	9,860	12/31/2023
02147HAF9	5,644	5,603	40	5,603	5,197	12/31/2023
92990GAC7	2,086	2,083	4	2,083	1,886	12/31/2023
17029PAA3	24,063	14,513	9,550	14,513	11,747	12/31/2023
Quarterly Total	$69,821	$57,323	$12,499	$57,323	$53,211

		Year-end Total	$36,139

None of the structured notes held by the Company are defined as a Mortgage-Referenced Security by the IAO.

31

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

5. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending

At December 31, 2023 and 2022, the Company had no bonds loaned pursuant to the securities lending program.

The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

December 31,
(in millions)	2023	2022
30 days or less	$—	$—
31 to 60 days	—	—
61 to 90 days	—	—
Subtotal	—	—
Securities collateral received	—	—
Total collateral received	$—	$—

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

	December 31, 2023		December 31, 2022
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$—	$—	$—	$—
Subtotal	—	—	—	—

Securities collateral received	—	—	—	—
Total collateral reinvested	$—	$—	$—	$—

Repurchase Agreements

At December 31, 2023 and 2022, bonds with a fair value of approximately $1,675 million and $1,668 million, respectively, were subject to repurchase agreements to secure amounts borrowed by the Company.

The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2023	2022
Open positions	$—	$—
30 days or less	1,623	1,316
31 to 60 days	—	145
61 to 90 days	—	—
Greater than 90 days	—	264
Subtotal	1,623	1,725

Securities collateral received	—	—
Total collateral received	$1,623	$1,725

32

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2023:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. Open - No Maturity	$21	$21	$29	$28
2. Overnight	658	465	—	344
3. 2 Days to 1 Week	1,989	560	—	1,004
4. > 1 Week to 1 Month	1,801	274	—	1,597
5. > 1 Month to 3 Months	73	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

b. Ending Balance
1. Open - No Maturity	$21	$21	$29	$28
2. Overnight	—	75	—	—
3. 2 Days to 1 Week	179	—	—	1,004
4. > 1 Week to 1 Month	1,751	—	—	586
5. > 1 Month to 3 Months	—	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

The following table presents the Company’s liability to return collateral for the year ended December 31, 2023:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. Cash (Collateral - All)	$4,542	$1,320	$29	$2,973
2. Securities Collateral (FV)	—	—	—	—
b. Ending Balance
1. Cash (Collateral - All)	$1,951	$96	$29	$1,618
2. Securities Collateral (FV)	—	—	—	—

The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

	December 31, 2023		December 31, 2022

(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$2,036	$1,675	$1,933	$1,668
Greater than three years	—	—	—	—
Subtotal	2,036	1,675	1,933	1,668
Securities collateral received	—	—	—	—
Total collateral reinvested	$2,036	$1,675	$1,933	$1,668

33

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2023:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. BACV	$—	$—	$—	$—
2. Nonadmitted - Subset of BACV	—	—	—	—
3. Fair Value	—	—	—	—
b. Ending Balance
1. BACV	$2,436	$120	$39	$2,036
2. Nonadmitted - Subset of BACV	—	—	—	—
3. Fair Value	2,021	100	26	1,675

34

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2023:

(in millions)	1 None	2 NAIC 1	3 NAIC 2	4 NAIC 3
Ending Balance
a. Bonds - BACV	$—	$1,094	$942	$—
b. Bonds - FV	—	850	825	—
c. LB & SS - BACV	—	—	—	—
d. LB & SS - FV	—	—	—	—
e. Preferred Stock - BACV	—	—	—	—
f. Preferred Stock - FV	—	—	—	—
g. Common Stock	—	—	—	—
h. Mortgage Loans - BACV	—	—	—	—
i. Mortgage Loans - FV	—	—	—	—
j. Real Estate - BACV	—	—	—	—
k. Real Estate - FV	—	—	—	—
l. Derivatives - BACV	—	—	—	—
m. Derivatives - FV	—	—	—	—
n. Other Invested Assets - BACV	—	—	—	—
o. Other Invested Assets - FV	—	—	—	—
p. Total Assets - BACV	—	1,094	942	—
q. Total Assets - FV	—	850	825	—

(in millions)	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 Non-Admitted
Ending Balance
a. Bonds - BACV	$—	$—	$—	$—
b. Bonds - FV	—	—	—	—
c. LB & SS - BACV	—	—	—	—
d. LB & SS - FV	—	—	—	—
e. Preferred Stock - BACV	—	—	—	—
f. Preferred Stock - FV	—	—	—	—
g. Common Stock	—	—	—	—
h. Mortgage Loans - BACV	—	—	—	—
i. Mortgage Loans - FV	—	—	—	—
j. Real Estate - BACV	—	—	—	—
k. Real Estate - FV	—	—	—	—
l. Derivatives - BACV	—	—	—	—
m. Derivatives - FV	—	—	—	—
n. Other Invested Assets - BACV	—	—	—	—
o. Other Invested Assets - FV	—	—	—	—
p. Total Assets - BACV	—	—	—	—
q. Total Assets - FV	—	—	—	—

35

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

6. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets and are not part of the Separate Accounts.

The following table presents the carrying value of the Company’s restricted assets:

	December 31,

(in millions)	2023	2022
On deposit with states	$47	$47
FHLB stock and collateral pledged	6,938	5,043
Subject to repurchase agreements	1,618	1,933
Collateral for derivatives	1,412	1,541
Guaranteed interest contracts	66	68
Other restricted assets	985	464
Total	$11,066	$9,096

7. SUBPRIME MORTGAGE RISK EXPOSURE

The following features are commonly recognized characteristics of subprime mortgage loans:

•	An interest rate above prime to borrowers who do not qualify for prime rate loans;

•	Borrowers with low credit ratings (FICO scores);

•	Interest-only or negative amortizing loans;

•	Unconventionally high initial loan-to-value ratios;

•	Low initial payments based on a fixed introductory rate that expires after a short initial period, then adjusts to a variable index rate plus a margin for the remaining term of the loan;

•	Borrowers with less than conventional documentation of their income and/or net assets;

•	Very high or no limits on how much the payment amount or the interest rate may increase at reset periods, potentially causing a substantial increase in the monthly payment amount; and/or

•	Substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment period.

Non-agency RMBS can belong to one of several different categories depending on the characteristics of the borrower, the property and the loan used to finance the property. Categorization is a function of FICO score, the type of loan, loan-to-value ratio, and property type and loan documentation.

Generally, subprime loans are made to borrowers with low FICO scores, low levels of equity and reduced income/asset documentation. Due to these characteristics, subprime borrowers pay a substantially higher interest rate than prime borrowers. In addition, they often utilize mortgage products that reduce their monthly payments in the near-term. These include adjustable-rate mortgages with low initial rates or interest-only loans. Borrowers in products like this often experience significant “payment shock” when the teaser payment resets upwards after the initial fixed period.

The primary classification mechanism the Company uses for subprime loans is FICO score. Specifically, a pool with an average FICO at origination less than 650 is considered to be subprime. However, the Company may subjectively adjust this classification based on an assessment of the other parameters mentioned above.

To monitor subprime securities, the Company uses a model with vintage-specific assumptions for delinquency roll rates, loss severities and the timing of losses. As and when needed, these vintage-based assumptions are supplemented with deal-specific information including, but not limited to, geographic distribution, realized loss severities, trigger status and scenario analysis.

36

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company has no direct exposure through investments in subprime mortgage loans. The Company’s exposure is through other investments, primarily in RMBS, as described above.

The following table presents information regarding the Company’s investments with subprime exposures:

(in millions)	Actual Cost	Book Adjusted Statement Value	Fair Value	OTTI Recognized to Date
December 31, 2023

In general account:
RMBS	$810	$791	$903	$(14)
CDOs	101	117	113	—
Total subprime exposure	$911	$908	$1,016	$(14)
December 31, 2022

In general account:
RMBS	$868	$842	$963	$(14)
CDOs	74	88	83	—
Total subprime exposure	$942	$930	$1,046	$(14)

The Company has no underwriting exposure to subprime mortgage risk through mortgage guaranty or financial guaranty insurance coverage.

8. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

All derivative instruments are recognized in the financial statements. SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity. The special accounting provision permits reporting entities to utilize a form of macro-hedging in which a portfolio of variable annuity policies are jointly designated as the host contracts containing the hedge item, in a fair value hedge, pursuant to a Clearly Defined Hedging Strategy defined within VM-21.

At inception and on an ongoing basis, the hedging relationship must be highly effective in achieving offsetting changes in fair value attributed to the hedged risk during the period that the hedge is designated. The term “highly effective” describes a fair value hedge relationship where the change in fair value of the derivative instrument is within 80 to 125 percent of the opposite change in fair value of the hedged item attributed to the hedged risk.

SSAP 108 requires the Company use the same fair value definition that is used for its economic hedge target, which enables the Company to leverage the existing modeling and attribution platform currently in place for hedging analysis. In addition, the Company uses the VM-21 interest rate sensitivities measured at the beginning of the quarter to estimate the reserve movement attributed to interest rate movement, which leverages the existing modeling and attribution platform in place for Statutory analysis. These approaches and the overall use of the special accounting provision of SSAP 108 in 2022 and 2023 have received the approval of the TDI.

The Company uses a portfolio of interest rates swaps and swaptions to hedge the interest rate risk associated with a portfolio of guaranteed minimum withdrawal benefits (“GMWB”) riders on its variable annuities. This hedging relationship was highly effective and complied with the Clearly Defined Hedging Strategy of VM-21.

Under SSAP 108 all derivatives are reported at fair value. Fair value change in hedge instruments attributable to the hedged risk that offset the change in reserve attributable to the hedged risk is recognized as realized gain/loss in the current period there were no excludable components.

37

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2023 and 2022, fair value of the derivatives was a liability of $455 million and $1.2 billion, full contract fair value was a liability of $1 billion and $1.7 billion and hedge target fair value was a liability of $963 million and $841 million. For the period ending December 31, 2023 and 2022, fair value change in hedge instruments attributable to the hedged risk that offset the change in reserve attributable to the hedged risk was a realized loss of $193 million and a realized gain $1 billion, respectively. Fair value change in hedge instruments attributable to the hedged risk that do not offset the change in reserve attributable to the hedged risk are recognized as deferred assets/liabilities in the current period and amortized over projected VA guarantees’ Macaulay Duration within the Standard Projection, but not more than 10 years. At December 31, 2023 and 2022, the fair value change in hedge instruments attributable to the hedged risk that do not offset the change in reserve attributable to the hedged risk was a deferred assets of $1.1 billion and deferred assets $739 million, respectively. For the periods ending December 31, 2023 and 2022, amortization was a realized loss of $93 million and a realized loss of $32 million, respectively. Fair value change in hedge instruments not attributable to the hedged risk are recognized as unrealized gain/loss, if any. All fair value changes in hedge instruments were attributable to the hedged risk for the period. Based on the currently liability profile, deferred asset/ liabilities are being amortized over 10 years.

Starting in 2022, the Company designated, under SSAP 86, certain foreign exchange derivatives as effective hedges of certain invested assets. During 2023, the Company also designated certain interest rate swaps as effective cash flow hedges of floating-rate investment assets. Derivatives not designated for hedge accounting are accounted for at fair value with the changes in fair value recorded in surplus as unrealized gains or losses, net of deferred taxes. The value of the Company’s exchange traded futures contracts relates to the one-day lag in the net cash settlement of these contracts.

The Company recognized a net unrealized capital gain of $167 million in 2023, an unrealized capital gain of $478 million in 2022 and an unrealized capital gain of $139 million in 2021, related to derivatives that did not qualify for hedge accounting.

Net cash collateral received for derivative transactions increased in the year 2023, as a result of increases in fair values of derivatives covered by an International Swaps and Derivative Association Master Agreement (“ISDA Master Agreement”) and Credit Support Annex provisions. At December 31, 2023, the Company held collateral for SSAP 86 and SSAP 108 derivatives of $1,861 million, which is invested in cash, cash equivalents and/or short-term investments.

Refer to Note 3 for disclosures related to net realized capital gains (losses).

Swaps, Options, and Futures

Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.

Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.

Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

38

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Interest Rate Risk

Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds. The Company’s interest rate hedging derivative instruments include (1) interest rate swaps and swaptions; (2) listed futures on government securities; and (3) listed futures options on government securities; and (4) unlisted swaps and swaptions in U.S. Dollar Secured Overnight Financing Rate.

Currency Risk

Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Equity Risk

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (“OTC”) derivatives, the Company’s net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.

For OTC contracts, the Company generally uses an ISDA Master Agreement and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions and such ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company’s admitted assets, liabilities or capital and surplus.

The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

39

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the notional amounts, statement values and fair values of the Company’s derivative instruments:

	December 31, 2023			December 31, 2022
(in millions)	Contract or Notional Amount	Statement Value	Fair Value	Contract or Notional Amount	Statement Value	Fair Value
Assets:
Interest rate contracts	$25,958	$1,808	$1,808	$18,022	$1,700	$1,700
Foreign exchange contracts	6,641	679	679	5,190	822	826
Equity contracts	104,770	5,372	5,371	58,131	1,505	1,504
Other contracts	14	—	—	49	1	1
Derivative assets, gross	137,383	7,859	7,858	81,392	4,028	4,031
Counter party netting*	—	(5,975)	(5,975)	—	(3,562)	(3,562)
Derivative assets, net	$137,383	$1,884	$1,883	$81,392	$466	$469
Liabilities:
Interest rate contracts	$31,308	$2,070	$2,063	$22,448	$2,653	$2,653
Foreign exchange contracts	9,001	453	467	7,484	523	521
Equity contracts	43,063	4,403	4,403	39,808	1,193	1,193
Other contracts	47	2	2	—	—	—
Derivative liabilities, gross	83,419	6,928	6,935	69,740	4,369	4,367
Counter party netting*	—	(5,975)	(5,975)	—	(3,562)	(3,562)
Derivative liabilities, net	$83,419	$953	$960	$69,740	$807	$805

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

The Company has a right of offset of its derivatives asset and liability positions with various counterparties.

The following table presents the effect of the right of offsets:

	December 31, 2023		December 31, 2022
(in millions)	Assets	Liabilities	Assets	Liabilities
Gross amount recognized	$7,859	$6,927	$4,028	$4,369
Amount offset	(5,975)	(5,975)	(3,562)	(3,562)
Net amount presented in the Statement of Admitted
Assets, Liabilities, and Capital and Surplus	$1,884	$952	$466	$807

40

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

9. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company’s derivative financial instruments with concentrations of credit risk:

	December 31, 2023		December 31, 2022

(in millions)	Contract or Notional Amount	Final Maturity Date	Contract or Notional Amount	Final Maturity Date

Derivative assets:
Interest rate contracts	$25,958	2056	$18,022	2069
Foreign exchange contracts	6,641	2061	5,190	2061
Equity contracts	104,770	2028	58,131	2028
Credit contracts	—	—	—	—
Other contracts	14	2053	49	2042
Derivative liabilities:
Interest rate contracts	31,308	2071	22,448	2071
Foreign exchange contracts	9,001	2063	7,484	2060
Equity contracts	43,063	2025	39,808	2024
Other contracts	47	2042	—	—

The credit exposure to the Company’s derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.

The credit exposure to the Company’s derivative contracts aggregated $829.4 million and $848.9 million at December 31, 2023 and 2022, respectively.

10. FAIR VALUE INSTRUMENTS

Fair Value Measurements

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions

Fair Value Hierarchy

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:

•

Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

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AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.

Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.

Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.

Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.

Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.

Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.

Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.

Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.

42

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair Value Information about Financial Instruments Not Measured at Fair Value

The following table presents the aggregate fair values of the Company’s financial instruments not measured at fair value compared to their statement values:

(in millions)	Aggregate Fair Value	Admitted Assets or Liabilities	Level 1	Level 2	Level 3
December 31, 2023
Assets:
Bonds	$102,685	$112,112	$22	$84,726	$17,937
Preferred stocks	79	76	—	79	—
Common stocks	196	196	—	196	—
Cash, cash equivalents and short-term investments	900	900	778	122	—
Mortgage loans	27,861	29,652	—	—	27,861
Contract loans	1,157	1,157	—	—	1,157
Derivatives	(46)	(39)		(46)
Receivables for securities	100	100	—	100	—
Separate account assets	19,068	21,379	—	19,068	—
Liabilities:
Policy reserves and contractual liabilities	13,330	13,439	—	79	13,251
Derivatives	—	—	—	—	—
Payable for securities	182	182	—	182	—
December 31, 2022
Assets:
Bonds	$94,784	$108,404	$—	$80,029	$14,755
Preferred stocks	78	82	—	78	—
Common stocks	163	163	—	163	—
Cash, cash equivalents and short-term investments	951	951	564	387	—
Mortgage loans	23,082	25,131	—	—	23,082
Contract loans	1,138	1,138	—	—	1,138
Derivatives	5	2		5
Receivables for securities	73	73	—	73	—
Separate account assets	12,087	14,525	—	12,087	—
Liabilities:
Policy reserves and contractual liabilities	11,734	11,635	—	106	11,628
Derivatives	20	22		20
Payable for securities	369	369	—	369	—

43

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Valuation Methodologies of Financial Instruments Measured at Fair Value

Bonds

Bonds with NAIC 6 or 6* designations and redeemable preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. Perpetual preferred stocks are carried at fair value, not to exceed any currently effective call rate. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer’s industry, the security’s rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

Common Stocks (Unaffiliated)

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management’s best estimate is used.

44

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Separate Account Assets

Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

45

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value

The following table presents information about assets and liabilities measured at fair value:

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting*	Total
December 31, 2023
Assets at fair value:
Bonds
All Other Government		—			—
Industrial and miscellaneous	—	14	6	—	20
Bank loans	—	—	—	—	—
Total bonds	—	14	6	—	20
Preferred stock
Industrial and miscellaneous	4	—	1	—	5
Total preferred stock	4	—	1	—	5
Common stock
Industrial and miscellaneous	—	—	—	—	—
Mutual funds	1	—	—	—	1
Total common stock	1	—	—	—	1
Derivative assets:
Interest rate contracts	—	1,401	408	—	1,809
Foreign exchange contracts	—	679	—	—	679
Equity contracts	6	4,665	700	—	5,371
Other Contracts	—	—	—		—
Counterparty netting	—	—		(5,975)	(5,975)
Total derivative assets	6	6,745	1,108	(5,975)	1,884
Separate account assets	45,987	1,426	—	—	47,414
Total assets at fair value	$45,998	$8,185	$1,115	$(5,975)	$49,324
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$—	$2,070	$—	$—	$2,070
Foreign exchange contracts	—	414	—	—	414
Equity contracts	2	4,336	65	—	4,403
Credit contracts	—	—	—	—	—
Other contracts	—	—	2	—	2
Counterparty netting	—	—	—	(5,975)	(5,975)
Total derivative liabilities	2	6,820	67	(5,975)	914
Total liabilities at fair value	$2	$6,820	$67	$(5,975)	$914
December 31, 2022
Assets at fair value:
Bonds
All Other Government		2			$2
Industrial and miscellaneous	$—	$46	$3	$—	$49
Total bonds	—	48	3	—	51
Preferred stock
Industrial and miscellaneous	4	—	7	—	11
Total preferred stock	4	—	7	—	11
Common stock
Industrial and miscellaneous	7	2	2	—	11
Mutual funds	—	—	—	—	—
Total common stock	7	2	2	—	11
Derivative assets:
Interest rate contracts	1	1,411	288	—	1,700
Foreign exchange contracts	—	821	—	—	821
Equity contracts	9	1,255	240	—	1,504
Other Contracts			1		1
Counterparty netting	—	—	—	(3,562)	(3,562)
Total derivative assets	10	3,487	529	(3,562)	464
Separate account assets	43,653	1,523	—	—	45,176
Total assets at fair value	$43,674	$5,060	$541	$(3,562)	$45,713
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$—	$2,653	$—	$—	$2,653
Foreign exchange contracts	—	502	—	—	502
Equity contracts	2	1,174	16	—	1,192
Counterparty netting	—	—	—	(3,562)	(3,562)
Total derivative liabilities	2	4,329	16	(3,562)	785
Total liabilities at fair value	$2	$4,329	$16	$(3,562)	$785

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

46

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Fair Value Measurements

The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

(in millions)	Bonds	Preferred Stocks	Common Stocks	Derivative Assets	Total Assets	Derivative Liabilities
Balance, January 1, 2021	$12	$—	$—	$181	$193	$55
Total realized/unrealized capital gains or losses:
Included in net (loss) income	(9)	14	10	(56)	(41)	7
Included in surplus	15	—	—	28	43	(49)
Purchases, issuances and settlements	(43)	(12)	(10)	258	193	9
Transfers into Level 3	38	4	—	52	94	—
Transfers out of Level 3	(2)	—	—	(53)	(55)	—
Balance, December 31, 2021	$11	$6	$—	$410	$427	$22
Total realized/unrealized capital gains or losses:
Included in net (loss) income	13	—	—	(232)	(219)	(29)
Included in surplus	(11)	(1)	—	(214)	(226)	(22)
Purchases, issuances and settlements	(44)	2	1	565	524	45
Transfers into Level 3	73	—	1	—	74	—
Transfers out of Level 3	(39)	—	—	—	(39)	—
Balance, December 31, 2022	$3	$7	$2	$529	$541	$16
Total realized/unrealized capital gains or losses:
Included in net (loss) income	(10)	(7)	—	(444)	(461)	(29)
Included in surplus	—	1	—	329	330	30
Purchases, issuances and settlements	9	—	(2)	694	701	50
Transfers into Level 3	4	—	—	—	4	—
Transfers out of Level 3	—	—	—	—	—	—
Balance, December 31, 2023	$6	$1	$—	$1,108	$1,115	$67

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

In both 2023 and 2022, there were no transfers between Level 1 and Level 2 securities.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2023 and 2022 may include changes in fair value that were attributable to both observable and unobservable inputs.

Quantitative Information About Level 3 Fair Value Measurements

The Company had no quantitative information about level 3 fair value measurements to report at December 31, 2023.

Gross Basis Fair Value Measurements

The following table presents the Company’s derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

(in millions)	Level 1	Level 2	Level 3	Total
December 31, 2023
Derivative assets at fair value	$6	$6,745	$1,108	$7,859
Derivative liabilities at fair value	(2)	(6,820)	(67)	(6,889)

December 31, 2022
Derivative assets at fair value	$10	$3,487	$529	$4,026
Derivative liabilities at fair value	(2)	(4,329)	(16)	(4,347)

47

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

11. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the Company’s reserves by major category:

(in millions)	Years ended December 31,
	2023	2022
Life insurance	$41,544	$41,157
Annuities (excluding supplementary contracts with life contingencies)	95,144	88,847
Supplementary contracts with life contingencies	371	480
Accidental death benefits	15	15
Disability - active lives	29	31
Disability - disabled lives	208	210
Excess of VM-21 reserves over basic reserves	111	18
Deficiency reserves	1,180	1,272
Other miscellaneous reserve	1,065	1,154
Gross life and annuity reserves	139,667	133,184
Reinsurance ceded	(25,967)	(24,335)
Net life and annuity reserves	113,700	108,849
Accident and health reserves
Unearned premium reserves	7	7
Present value of amounts not yet due on claims	192	193
Additional contract reserves	504	520
Gross accident and health reserves	703	720
Reinsurance ceded	(6)	(9)
Net accident and health reserves	697	711
Aggregate policy reserves	$114,397	109,560

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:

A. Individual Annuities:

	December 31, 2023
(in millions)	General account	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$44,316	$3,563	$—	$47,879	38.34%
b. At book value less current surrender charge of 5% or more	10,554	—	—	10,554	8.45%
c. At fair value	—	26	29,877	29,903	23.95%
d. Total with market adjustment or at fair value	54,870	3,589	29,877	88,336	70.74%
e. At book value without adjustment (minimal or no charge or adjustment)	22,365	—	12	22,377	17.92%
(2) Not subject to discretionary withdrawal	14,102	—	60	14,162	11.34%
(3) Total (gross: direct + assumed)	$91,337	$3,589	$29,949	$124,875	100.00%
(4) Reinsurance ceded	244	—	—	244
(5) Total (net)* (3) - (4)	$91,093	$3,589	$29,949	$124,631
(6) Amount included in A(1)b above that will move to A(1)e in the year after statement date:	$2,966	$—	$—	$2,966

* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

48

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

B. Group Annuities:

	December 31, 2023
(in millions)	General account	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$162	$54	$—	$216	0.63%
b. At book value less current surrender charge of 5% or more	30	—	—	30	0.09%
c. At fair value	—	—	13,681	13,681	39.80%
d. Total with market adjustment or at fair value	192	54	13,681	13,927	40.52%
e. At book value without adjustment (minimal or no charge or adjustment)	2,108	—	—	2,108	6.13%
(2) Not subject to discretionary withdrawal	1,878	16,434	25	18,337	53.35%
(3) Total (gross: direct + assumed)	$4,178	$16,488	$13,706	$34,372	100.00%
(4) Reinsurance ceded	65	—	—	65
(5) Total (net)* (3) - (4)	$4,113	$16,488	$13,706	$34,307
(6) Amount included in B(1)b above that will move to B(1)e in the year after statement date:	$2	$—	$—	$2

* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

C. Deposit-Type Contracts (no life contingencies):

	December 31, 2023
(in millions)	General account	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—%
c. At fair value	—	—	—	—	—%
d. Total with market adjustment or at fair value	—	—	—	—	—%
e. At book value without adjustment	537	—	8	545	3.87%
(minimal or no charge or adjustment)
(2) Not subject to discretionary withdrawal	13,495	—	54	13,549	96.13%
(3) Total (gross: direct + assumed)	$14,032	$—	$62	$14,094	100.00%
(4) Reinsurance ceded	17	—	—	17
(5) Total (net)* (3) - (4)	$14,015	$—	$62	$14,077
(6) Amount included in C(1)b above that will move to C(1)e in the year after statement date:	$—	$—	$—	$—

* Represents annuity reserves reported in separate accounts liabilities.

49

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2023:

		December 31, 2023
		General Account			Separate Account - non-guaranteed
		Account	Cash value	Reserve	Account	Cash value	Reserve
(in millions)		value			value
A. Subject to discretionary withdrawal,
surrender values, or policy loans:
(1)	Term policies with cash value	$—	$642	$3,239	$—	$—	$—
(2)	Universal life	5,478	5,499	6,238	—	—	—
(3)	Universal life with secondary guarantees	1,641	1,453	7,987	—	—	—
(4)	Indexed universal life	743	665	730	—	—	—
(5)	Indexed universal life with secondary	1,833	1,187	1,842	—	—	—
	guarantees
(6)	Indexed life	—	—	—	—	—	—
(7)	Other permanent cash value life insurance	2,183	8,605	9,854	1,760	1,760	1,760
(8)	Variable life	—	—	—	—	—	—
(9)	Variable universal life	113	103	140	1,649	1,642	1,636
(10) Miscellaneous reserves		—	—	—	—	—	—
B. Not subject to discretionary withdrawal
or no cash values
(1)	Term policies without cash value	XXX	XXX	$11,514	XXX	XXX	$—
(2)	Accidental death benefits	XXX	XXX	15	XXX	XXX	—
(3)	Disability - active lives	XXX	XXX	29	XXX	XXX	—
(4)	Disability - disabled lives	XXX	XXX	208	XXX	XXX	—
(5)	Miscellaneous reserves	XXX	XXX	2,200	XXX	XXX	—
C. Total (gross: direct + assumed)		$11,991	$18,154	$43,996	$3,409	$3,402	$3,396
D. Reinsurance ceded		6,979	10,192	25,651	—	—	—
E. Total (net) (C) - (D)		$5,012	$7,962	$18,345	$3,409	$3,402	$3,396

12. SEPARATE ACCOUNTS

Separate Accounts

The separate accounts held by the Company consist primarily of variable life insurance policies and variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Certain other separate accounts relate to MVA fixed annuity contracts in which the assets are carried at amortized cost.

These policies are required to be held in the Company’s separate account by certain states, including Texas.

Certain other separate accounts relate to flexible premium adjustable life insurance and pension risk transfer annuities in which the assets are carried at amortized cost. These contracts provide the greater of guaranteed interest returns defined in the policy or interest in excess of the guaranteed rate as defined by the Company.

The Company does not engage in securities lending transactions within the separate accounts.

In accordance with the products/transactions recorded within the separate account, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

General account reserves of $13 million and $7 million were established for the separate account reserve in excess of assets in subaccounts TFA1-B and TFA1-D, respectively.

50

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents separate account assets by product or transaction:

	December 31, 2023		December 31, 2022
(in millions)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable annuities	$44,445	$—	$42,104	$—
Variable life	2,969	—	3,073	—
Bank-owned life insurance – hybrid	503	—	482	—
Deferred annuities with MVA features	401	—	417	—
Pension risk transfer annuities	18,022	—	11,453	—
Annuities with MVA features	—	2,427	—	2,148
Fixed annuities excess interest adjustment features	—	25	—	24
Total	$66,340	$2,452	$57,529	$2,172

Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.

If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2023 and 2022 is $5.4 billion and $3.9 billion, respectively.

The separate account business seed money balances were $6 million and $0 million at December 31, 2023 and 2022, respectively.

The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

(in millions)	Risk Charge paid by the Separate Account	Guarantees Paid by the General Account
2023	$558	$65
2022	596	64
2021	539	36
2020	450	43
2019	383	35

51

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the separate accounts:

(in millions)	Indexed	Non- indexed guarantee less than or equal to 4%	Non- indexed guarantee more than 4%	Non- guaranteed separate accounts	Total
December 31, 2023
Premiums, considerations or deposits	$803	$—	$178	$6,597	$7,578
Reserves for accounts with assets at:
Market value	$—	$—	$—	$46,589	$46,589
Amortized costs	2,611	17,306	617	—	20,534
Total reserves	$2,611	$17,306	$617	$46,589	$67,123
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$2,611	$17,179	$617	$—	$20,407
At market value	—	—	—	46,488	46,488
Subtotal	2,611	17,179	617	46,488	66,895
Not subject to discretionary withdrawal	—	127	—	101	228
Total reserves	$2,611	$17,306	$617	$46,589	$67,123
December 31, 2022
Premiums, considerations or deposits	$434	$—	$41	$4,964	$5,439
Reserves for accounts with assets at:
Market value	$—	$—	$—	$44,187	$44,187
Amortized costs	2,071	11,613	385	—	14,069
Total reserves	$2,071	$11,613	$385	$44,187	$58,256
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$2,071	$11,154	$385	$—	$13,610
At market value	—	—	—	44,094	44,094
Subtotal	2,071	11,154	385	44,094	57,704
Not subject to discretionary withdrawal	—	458	—	93	551
Total reserves	$2,071	$11,612	$385	$44,187	$58,255
December 31, 2021
Premiums, considerations or deposits	$414	$—	$9	$6,659	$7,082
Reserves for accounts with assets at:
Market value	$—	$—	$—	$56,703	$56,703
Amortized costs	1,805	9,370	361	—	11,536
Total reserves	$1,805	$9,370	$361	$56,703	$68,239
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$1,805	$8,840	$361	$—	$11,006
At market value	—	—	—	56,565	56,565
Subtotal	1,805	8,840	361	56,565	67,571
Not subject to discretionary withdrawal	—	530	—	138	668
Total reserves	$1,805	$9,370	$361	$56,703	$68,239

Reconciliation of Net Transfers to or from Separate Accounts

The following table presents a reconciliation of the net transfers to (from) separate accounts:

	Years Ended December 31,
(in millions)	2023	2022	2021
Transfers to separate accounts	$7,578	$5,439	$7,082
Transfers from separate accounts	(5,500)	(4,330)	(5,400)
Net transfers to (from) separate accounts	2,078	1,109	1,682
Reconciling adjustments:
Deposit-type contracts	—	—	—
Total reconciling adjustments	—	—	—
Transfers as reported in the Statutory Statements of Operations	$2,078	$1,109	$1,682

52

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

13. RESERVES FOR GUARANTEED POLICY BENEFITS AND ENHANCEMENTS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include GMDB that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include GMWB and, to a lesser extent, guaranteed minimum accumulation benefits (“GMAB”), which are no longer offered. A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder generally can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract.

Reserves for GMDB, GMIB and GMWB were included in the VACARVM reserves. Total reserves in excess of cash surrender value were $103.1 million and none at December 31, 2023 and 2022, respectively.

GMDB and GMIB

Depending on the product, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMIB guarantees a minimum level of periodic income payments upon annuitization. GMDB is the Company’s most widely offered benefit; variable annuity contracts may also include GMIB to a lesser extent, which is no longer offered.

GMWB

Certain of the Company’s variable annuity contracts offer optional GMWB. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living.

14. PARTICIPATING POLICY CONTRACTS

Participating policy contracts entitle a policyholder to share in earnings through dividend payments. These contracts represented less than 1.0 percent of gross insurance in-force at December 31, 2023, 2022 and 2021, respectively. Policyholder dividends for the years ended December 31, 2023, 2022 and 2021 were $13 million, $10 million, and $13 million, respectively.

15. PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

The following table presents the deferred and uncollected insurance premiums and annuity consideration (before deduction for amounts non-admitted):

	December 31, 2023		December 31, 2022
(in millions)	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$22	$22	$22	$22
Ordinary renewal	(503)	39	(416)	132
Group life	(1)	(1)	(2)	(2)
Total	$(482)	$60	$(396)	$152

53

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

16. REINSURANCE

In the ordinary course of business, the Company utilizes internal and third-party reinsurance transactions to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. Reinsurance agreements do not relieve the Company of its direct obligations to insureds and beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. In addition, the Company assumes reinsurance from other insurance companies.

Reinsurance premiums assumed in 2023, 2022 and 2021 were $4.9 billion, $24.5 billion and $2.3 billion, respectively. Reinsurance premiums ceded in 2023, 2022 and 2021 were $2.5 billion, $2.7 billion and $3.3 billion, respectively. Additionally, reserves on reinsurance assumed were $9.8 billion, $5.5 billion and $4.5 billion at December 31, 2023, 2022 and 2021, respectively. The reserve credit taken on reinsurance ceded was $26.0 billion, $24.4 billion and $24.6 billion at December 31, 2023, 2022 and 2021, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2023 and 2022, the Company’s reinsurance recoverables were $251 million and $270 million, respectively.

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total revenue collected under the reinsured policies.

The Company previously entered into a reinsurance agreement with Hannover Life Reassurance Company of America (“Hannover”) effective July 1, 2016, under which the Company ceded blocks of whole life policies on a coinsurance with funds withheld basis and a block of current assumption universal life business on a yearly renewable term basis. Effective December 31, 2016, the Company recaptured certain term and universal life policies that had been ceded to AGC Life and concurrently amended and restated the July 1, 2016 reinsurance treaty (the “A&R Treaty”) with Hannover to add this in-force term and guaranteed universal life business on a coinsurance basis and additional current assumption universal life on a yearly renewable term basis.

54

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Effective March 31, 2023, the Company recaptured term life business issued from 2017 through 2019 that had previously been ceded to AGC Life on a coinsurance/modified coinsurance basis and concurrently amended the A&R Treaty with Hannover to add this in-force term life business on a coinsurance with funds withheld basis. The Company recognized the net benefit of the recapture and simultaneous cession as a direct credit to surplus of $93 million at March 31, 2023. This increase in surplus will be amortized to income over the life of the treaty.

(in millions)	March 31 Recapture from AGC Life	March 31 Cession to Hannover	Net Impact of Reinsurance

Increase (Decrease)

Summary Of Operations

Premiums	$1,538	$(1,738)	$(200)

Commissions on reinsurance ceded	(1,054)	1054	—

Reserve adjustments on reinsurance ceded	(484)	—	(484)

Total revenue	$—	$(684)	$(684)

Increase in aggregate reserves for life contracts	$1,054	$(1,738)	$(684)

Federal income tax expense (benefit)	(221)	221	—

Net income	$(833)	$833	$—

Capital and Surplus Account

Change in surplus as a result of reinsurance	$—	$93	$93

Effective September 30, 2023, the Company recaptured universal life business issued from 2017 through 2019 that had previously been ceded to AGC Life on a coinsurance/modified coinsurance basis and concurrently amended the A&R Treaty with Hannover to add this in-force universal life business on a coinsurance with funds withheld basis. The Company recognized the net benefit of the recapture and simultaneous cession as a direct credit to surplus of $253 million at September 30, 2023. This increase in surplus will be amortized to income over the life of the treaty.

(in millions)	Sept 30 Recapture from AGC Life	Sept 30 Cession to Hannover	Net Impact of Reinsurance

Increase (Decrease)

Summary Of Operations

Premiums	$2,092	$(2,035)	$57

Commissions on reinsurance ceded	(939)	939	—

Reserve adjustments on reinsurance ceded	(1,153)	—	(1,153)

Total Revenue	$—	$(1,096)	$(1,096)

Increase in aggregate reserves for life contracts	$939	$(2,035)	$(1,096)

Federal income tax expense (benefit)	(197)	197	—

Net Income	$(742)	$742	$—

Capital and Surplus Account

Change in surplus as a result of reinsurance	$—	$253	$253

55

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company previously ceded term and universal life insurance business issued from January 1, 2020 to December 31, 2021 to AGC Life on a coinsurance/modified coinsurance basis. Effective October 1, 2023, AGL recaptured this business, resulting in a $66 million decrease in the Company’s net income.

(in millions)	Oct 1 Recapture from AGC Life

Increase (Decrease)

Summary Of Operations

Premiums	$129

Commissions on reinsurance ceded	(83)

Reserve adjustments on reinsurance ceded	(46)

Total Revenue	$—

Increase in aggregate reserves for life contracts	$83

Federal income tax expense (benefit)	(17)

Net Income	$(66)

The coinsurance/modified coinsurance agreements with AGC Life increased the Company’s pre-tax earnings by $63 million in 2023 (excluding the impact of recaptures). In 2022 and 2021, the coinsurance/modified coinsurance agreements with AGC Life increased the Company’s pre-tax earnings by $91 million and $333 million, respectively.

The Company has a modified coinsurance reinsurance agreement with VALIC, pursuant to which certain blocks of VALIC’s VA business are ceded to the Company. At December 31, 2023 and 2022, the liabilities resulting from the agreement and recorded in the accompanying financial statements were $19.9 billion and $22.4 billion, respectively. In 2023 and 2022, the agreement increased the Company’s pre-tax earnings by $319 million and $120 million (excluding initial accounting), respectively. Related to the agreement, included within Other income are assumed expense risk charges of $393 million and $88 million for 2023 and 2022, respectively.

As of December 31, 2023, and 2022, $22.0 billion and $23.9 billion of the Company’s reserves representing a mix of run-off life and annuity risks were ceded to Fortitude Reinsurance Company Ltd.(“Fortitude Re”) under modified coinsurance agreements.

The Company has an annuity coinsurance/modified coinsurance agreement with Corebridge Bermuda in which Corebridge Bermuda reinsures certain deferred annuity contracts issued between 2003 and 2007. The agreement is such that the Company retains and controls assets held in relation to the related reserve. At December 31, 2023 and 2022, the liabilities resulting from the agreement and recorded in the accompanying financial statements were $4.1 billion and $5.0 billion, respectively. In each of 2023, 2022 and 2021, the agreement decreased the Company’s pre-tax earnings by $1 million.

17. FEDERAL INCOME TAXES

Recent U.S. Tax Law Changes

On August 16, 2022, the U.S. enacted the Inflation Reduction Act of 2022, which finances climate and energy provisions and an extension of enhanced subsidies under the Affordable Care Act with a 15%, CAMT, on adjusted financial statement income for corporations with profits over $1 billion, a 1% stock buyback tax, increased Internal Revenue Service (“IRS”) enforcement funding, and Medicare’s new ability to negotiate prescription drug prices. The AGC Life Insurance Company consolidated federal income tax return group, of which the Company is a member, has determined that as of the reporting date it is an applicable reporting entity for the CAMT.

Although the U.S. Treasury and IRS issued interim CAMT guidance during 2023, many details and specifics of application of the CAMT remain subject to future guidance. The Company’s estimated CAMT liability will continue to be refined based on future guidance.

56

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the components of the net deferred tax assets and liabilities:

	December 31, 2023			December 31, 2022			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$3,478	$1,993	$5,471	$3,280	$2,472	$5,752	$198	$(479)	$(281)
Statutory valuation allowance adjustment	—	183	183	—	303	303	—	(120)	(120)
Adjusted gross DTA	3,478	1,810	5,288	3,280	2,169	5,449	198	(359)	(161)
DTA non-admitted	2,195	1,810	4,005	1,983	2,169	4,152	212	(359)	(147)
Net admitted DTA	1,283	—	1,283	1,297	—	1,297	(14)	—	(14)
DTL	119	—	119	210	—	210	(91)	—	(91)
Total	$1,164	$—	$1,164	$1,087	$—	$1,087	$77	$—	$77

The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:

	December 31, 2023			December 31, 2022			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Admission calculation components

SSAP 101

Federal income taxes paid in prior years recoverable through loss carry backs	$—	$—	$—	$—	$—	$—	$—	$—	$—

Adjusted gross DTA expected to be realized (excluding amount of DTA from above) after application of the threshold limitation	1,164	—	1,164	1,087	—	1,087	77	—	77

1. Adjusted gross DTA expected to be realized following the reporting date	1,164	—	1,164	1,087	—	1,087	77	—	77

2. Adjusted gross DTA allowed per limitation threshold	—	—	1,164	—	—	1,299	—	—	(135)

Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	119	—	119	210	—	210	(91)	—	(91)

DTA admitted as the result of application of SSAP 101	$1,283	$—	$1,283	$1,297	$—	$1,297	$(14)	$—	$(14)

The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

	Years Ended December 31,
($ in millions)	2023	2022
Ratio percentage used to determine recovery period and threshold limitation amount	700%	736%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation amount	$7,759	$8,662

The Company has no tax planning strategies used in the determination of adjusted gross DTA’s or net admitted DTA’s.

The Company’s planning strategy does not include the use of reinsurance.

The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

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AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

	Years Ended December 31,
(in millions)	2023	2022	2021
Current income tax expense

Federal	$(52)	$518	$1,421

Foreign	—	—	1

Subtotal	(52)	518	1,422
Federal income tax on net capital gains (losses)	(170)	(397)	(3)
Federal income tax incurred	(222)	121	1,419

	Years Ended December 31,
(in millions)	2023	2022	Change
Deferred tax assets:

Ordinary:

Policyholder reserves	$1,644	$1,343	$301

Investments	223	243	(20)

Deferred acquisition costs	1,133	1,080	53

Fixed assets	401	102	299

Policyholder Dividend Accruals	4	4	—

Compensation and benefits accrual	42	45	(3)

Tax credit carryforward	—	—	—

Net operating loss carry-forward	1	435	(434)

Other (including items less than 5% of total ordinary tax assets)	30	28	2
Subtotal	3,478	3,280	198

Non-admitted	2,195	1,983	212
Admitted ordinary deferred tax assets	1,283	1,297	(14)
Capital:
Investments	1,993	2,472	(479)
Subtotal	1,993	2,472	(479)

Statutory Valuation Adjustment	183	303	(120)

Non-admitted	1,810	2,169	(359)
Admitted capital deferred tax assets	—	—	—
Admitted deferred tax assets	1,283	1,297	(14)
Deferred tax liabilities:
Ordinary:

Deferred and uncollected premium	56	105	(49)

Policyholder reserves	62	104	(42)

General expense	—	—	—

Other (including items less than 5% of total ordinary tax liabilities)	1	1	—
Subtotal	119	210	(91)
Capital:

Other (including items less than 5% of total capital tax liabilities)	—	—	—
Subtotal	—	$—	$—
Deferred tax liabilities	119	210	(91)
Net deferred tax assets	$1,164	$1,087	77

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AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

(in millions)	Years Ended December 31,		Change
	2023	2022
Total adjusted deferred tax assets	$5,288	$5,449	$(161)
Total deferred tax liabilities	119	210	(91)
Net adjusted deferred tax assets	$5,169	$5,239	(70)
Tax effect of unrealized gains (losses)			126
Change in net deferred income tax			56

The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

	December 31, 2023		December 31, 2022		December 31, 2021

(in millions)	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
Income tax expense at applicable rate	$(16)	21.0%	$191	21.0%	$769	21.0%
Change in valuation adjustment	(120)	154.8	303	33.2	—	—
Disregarded entities	1	(1.2)	(56)	(6.2)	(152)	(4.3)
Amortization of interest maintenance reserve	(82)	105.5	(97)	(10.4)	21	0.6
Surplus adjustments	50	(65.0)	(38)	(4.2)	(17)	(0.5)
Dividend received deduction	(26)	33.2	(14)	(1.6)	(15)	(0.4)
Prior year return true-ups and adjustments	(84)	108.5	(25)	(2.8)	(11)	(0.3)
Other permanent adjustments	(3)	3.8	(8)	(0.9)	11	0.3
Change in non-admitted assets	10	(12.7)	8	0.9	6	0.2
LTIP shortfall deduction	(8)	10.7	(4)	(0.4)	2	0.1
Separation adjustment on pensions	$—	—	$(99)	(10.9)	$—	—
Statutory income tax expense (benefit)	$(278)	358.6%	$161	17.7%	$614	16.7%

Federal income taxes incurred	$(222)	286.4%	$121	13.3%	$1,419	38.7%
Change in net deferred income taxes	(56)	72.2	40	4.4	(805)	(22.0)
Total statutory income taxes	$(278)	358.6%	$161	17.7%	$614	16.7%

At December 31, 2023, the Company had no foreign tax credit carryforwards.

At December 31, 2023, the Company had U.S federal operating loss carryforwards of $0.6 million.

At December 31, 2023, the Company had no capital loss carryforwards.

At December 31, 2023, the Company had no alternative minimum tax credits.

At December 31, 2023, the Company had no general business credit carryforwards.

At December 31, 2023, the Company had no CAMT credits.

The following table presents income tax incurred that is available for recoupment in the event of future net losses:

(in millions)
December 31,	Capital
2021	$532
2022	—
2023	—
Total	$532

In general, realization of DTAs depends on a company’s ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its

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AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

ability to realize DTAs of $5.5 billion and concluded that $183 million valuation allowance was required at December 31, 2023. The Company had concluded that $303 million valuation allowance was required on the DTAs of $5.8 billion at December 31, 2022.

The Company had no deposits admitted under Internal Revenue Code Section 6603.

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

(in millions)	Years Ended December 31,
	2023	2022
Gross unrecognized tax benefits at beginning of year	$7	$7
Increases in tax position for prior years	—	—
Decreases in tax position for prior years	—	—
Gross unrecognized tax benefits at end of year	$7	$7

At December 31, 2023 and 2022, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $7 million & $7 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2023 and 2022, the Company had accrued liabilities of $(0.1) million, respectively, for the payment of interest (net of the federal benefit) and penalties. In 2023 and 2022, the Company did not recognize any expense of interest (net of the federal benefit) and penalties. In 2021, the Company recognized benefit of interest (net of the federal expense) and penalties of $7 million.

The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2023, such proposed adjustments would not have resulted in a material change to the Company’s financial condition, although it is possible that the effect could be material to the Company’s results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, the Company does not expect any change to be material to its financial condition.

The Company is currently under IRS examinations for the taxable years 2011-2019 and engaging in the IRS Appeals process in regard to years 2007-2010. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company’s taxable years 2007-2022 remain subject to examination by major tax jurisdictions.

The Company is not subject to the repatriation transition tax for the year ended December 31, 2023.

For the period prior to the Corebridge IPO on September 19, 2022, the Company joined in the filing of a consolidated federal income tax return with AIG. For the period following the IPO, the Company will join with AGC Life, VALIC, USL and Corebridge Bermuda in filing a consolidated life company federal income tax return.

The Company has a written agreement with both parent entities, AIG and AGC Life, under which each subsidiary agrees to pay the parent company an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary’s separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary’s separate return tax liability over the allocated consolidated tax liability. Both AIG and AGC Life agree to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

The Company may be charged with a portion of CAMT incurred by the AGC Life consolidated group (or credited with a portion of the consolidated group’s CAMT credit utilization).

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AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

18. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer’s statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer’s RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer’s size, but also on the risk profile of the insurer’s operations. At December 31, 2023, the Company exceeded RBC requirements that would require any regulatory action.

The Company is subject to the Texas Insurance Code (“TIC”), which imposes certain restrictions on shareholder dividends. Pursuant to TIC 823.107, the maximum amount of dividends in a 12-month period, measured retrospectively from the date of payment, which can be paid by the Company without prior approval of the Texas Insurance Commissioner (the “Commissioner”), is the greater of (i) 10% of its policyholder surplus as of the end of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year (excluding realized gains), not including pro rata distributions of such insurance company’s own securities. The Company will be permitted to pay a dividend to its shareholder in excess of the greater of such two amounts (i.e., an extraordinary dividend) only if it files notice of the declaration of such an extraordinary dividend and the amount thereof with the Commissioner and the Commissioner either approves the distribution of the extraordinary dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (“unassigned funds (surplus)”) calculated as of the most recent financial information available would require the filing of a notice of an extraordinary dividend with the Commissioner.

The maximum amount, before considering the dividend test discussed below, that would qualify as an ordinary dividend, which would consequently be free from restriction and available for payment of dividends to AGC Life (as immediate parent company), by the Company in 2024 is $892 million. The estimated ordinary dividend capacity of the Company is further limited by the fact that the dividend test under Texas insurance law is based on dividends previously paid over a rolling twelve-month period. Consequently, depending on the actual payment dates during 2024, some or all of the dividends estimated to be ordinary in 2024 may require regulatory approval or non-disapproval. Dividend payments in excess of positive retained earnings are classified and reported as a return of capital.

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AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2023, 2022 and 2021:

Date	Type	Cash or Non-cash	Amount (in millions)
2023
March 27, 2023	Ordinary	Cash	$500
June 20, 2023	Ordinary	Cash	500
September 19, 2023	Ordinary	Cash	500
December 20 2023	Ordinary	Cash	481
December 20 2023	Extraordinary	Cash	19

2022
March 28, 2022	Ordinary	Cash	$400
June 24, 2022	Ordinary	Cash	400

2021
March 15, 2021	Ordinary	Cash	$199
June 15, 2021	Ordinary	Cash	266
September 24, 2021	Ordinary	Cash	214
December 22, 2021	Extraordinary	Non-Cash	295
December 27, 2021	Ordinary	Cash	71

The Company has 8,500 shares of $100 par value cumulative preferred stock authorized and outstanding at December 31, 2023.

19. RETIREMENT AND SHARE-BASED AND DEFERRED COMPENSATION

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.

Employee Retirement and Postretirement Benefit Plans

Certain employees and retirees of the Company participated in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans; its obligation results from AIG’s allocation of the Company’s share of expenses from the plans based on participants’ earnings for the pension plans and on estimated claims less contributions from participants for the postretirement plans.

The following table presents information about employee-related costs (expense credits) allocated to the Company:

	Years Ended December 31,
(in millions)	2023	2022	2021
Defined benefit plans	$7	$(9)	$(11)
Postretirement medical and life insurance plans	—	1	1
Total	$7	$(8)	$(10)

Defined Contribution Plan

Prior to August 22, 2022, the Company’s employees participated in AIG’s qualified defined contribution plan that provided for contributions by employees, as well as an employer contribution. On August 22, 2022, participants’ accounts in the AIG plan were transferred to the Corebridge Financial Inc. Retirement Savings 401(k) Plan.

The 401(k) plan provides ~~fo~~r pre-tax salary reduction contributions by its U.S. employees. Employer matching contributions of 100 percent were made on the first six percent of participant contributions, subject to IRS-imposed limitations, and an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of

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AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

the participant’s annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations.

The Company’s pre-tax expense associated with this plan was $23 million, $28 million and $27 million in 2023, 2022 and 2021, respectively.

Share-based and Deferred Compensation Plans

Prior to the IPO, certain Corebridge employees received grants of equity awards under the AIG Long Term Incentive Plan (as amended) and its predecessor plan, the AIG 2013 Long Term Incentive Plan, which are governed by the AIG 2013 Omnibus Incentive Plan. The value of AIG equity awards are linked to the performance of AIG’s common stock. AIG granted equity awards to the Company’s employees primarily in the form of AIG restricted stock units (“RSUs”) but also granted AIG performance share units (“PSUs”) and AIG stock options to certain executives. AIG RSUs that were held by the Company’s active employees on September 14, 2022 (the pricing date for the IPO) were converted into RSUs linked to the performance of Corebridge stock (“Corebridge RSUs”), on terms and conditions that are substantially the same as the corresponding AIG RSUs, with the number of AIG RSUs adjusted in a manner intended to preserve their intrinsic value as of immediately before and immediately following the conversion (subject to rounding).

Following the IPO, the Company’s employees participate in several stock compensation programs under the Corebridge Financial, Inc. Long-term Incentive Plan (each as applicable, the “LTIP”), which are governed by the Corebridge Financial, Inc. 2022 Omnibus Incentive Plan, as amended and restated on February 16, 2023. Corebridge’s LTIP provides for an annual award to certain employees, including senior executive officers and other highly compensated employees, that may comprise a combination of one or more of the following units: RSUs or stock options. RSUs and stock options are earned based solely on continued service by the participant and vesting occurs in three equal installments on the first, second and third anniversaries of the grant date.

The Company recognized compensation expenses of $23 million, $31 million and $28 million for the years ending December 31, 2023, 2022 and 2021, respectively, on the grant date of the awards.

20. DEBT

The Company is a member of the Federal Home Loan Bank (“FHLB”) of Dallas. Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company’s ownership in the FHLB stock is reported as common stock.

Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company’s obligations under agreements entered into with the FHLB.

Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws.

The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company’s liability under advances borrowed. The Company’s net borrowing capacity at December 31, 2023 is $2 billion

The following table presents the aggregate carrying value of stock held with the FHLB of Dallas and the classification of the stock:

	December 31,
(in millions)	2023	2022
Membership stock - Class B	$7	$7
Activity stock	183	141
Excess stock	5	15
Total	$195	$163

Actual or estimated borrowing capacity as determined by the insurer	$6,536	$5,525

The Company did not hold any Class A at December 31, 2023 or 2022.

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The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

	December 31, 2023		December 31, 2022
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Amount pledged	$6,938	$6,239	$5,043	$4,432

Maximum amount pledged during reporting period	7,070	6,098	5,131	4,486

The Company’s borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

The following table presents the outstanding funding agreements and maximum borrowings from the FHLB:

	December 31,
(in millions)	2023	2022
Amount outstanding	$4,475	$3,448
Maximum amount borrowed during reporting period	$4,475	$3,448

While the funding agreements are presented herein to show all amounts received from FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company’s intent is to earn a spread and not to fund operations. The Company had no debt outstanding with the FHLB at December 31, 2023 or 2022.

The following table reflects the principal amounts of the funding agreements issued to the FHLB:

(in millions)
Funding Agreements	Date Issued	Amounts
10-year floating rate	February 15, 2018	$1,148

10-year floating rate	February 15, 2018	1,277

10-year floating rate	February 15, 2018	175

10-year floating rate	February 6, 2018	87

10-year floating rate	January 25, 2018	31

10-year floating rate	May 23, 2017	52

10-year floating rate	January 31, 2017	67

10-year floating rate	January 12, 2017	57

10-year floating rate	June 14, 2016	254

5-year fixed rate	August 25, 2022	300

5-year fixed rate	March 01, 2023	506

5-year fixed rate	September 12, 2023	521

21. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had commitments to provide funding to various limited partnerships totaling $2.9 billion and at December 31, 2023 and $3.2 billion at December 31, 2022. The commitments to invest in limited partnerships and other funds may be called at the discretion of each fund, as needed and subject to the provisions of such fund’s governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2023, $1.4 billion are currently expected to expire in 2024, and the remainder by 2029 based on the expected life cycle of the related funds and the Company’s historical funding trends for such commitments.

At December 31, 2023 and 2022, the Company had $2.8 billion and $3.8 billion, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans. Of

64

the total current commitments, $1.0 billion are expected to expire in 2024 and the remainder by 2036, based on the expected life cycle of the related loans and the Company’s historical funding trends for such commitments.

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates over the next several years. At December 31, 2023, the future minimum lease payments under the operating leases are as follows:

(in millions)
2024	$6
2025	6
2026	6
2027	2
2028	2
Thereafter	—
Total	$22

Rent expense was $15 million, $16 million and $18 million in 2023, 2022 and 2021, respectively.

Contingencies

Legal Matters

Certain reinsurers have sought rate increases on certain yearly renewable term agreements. The Company is disputing the requested rate increases under these agreements. Certain reinsurers with whom the Company has disputes have initiated arbitration proceedings against the Company, and others may initiate them in the future. To the extent reinsurers have sought retroactive premium increases, the Company has accrued its current estimate of probable loss with respect to these matters.

AGL continues to defend against Moriarty v. American General Life Insurance Co. (S.D. Cal.), a putative class action involving Sections 10113.71 and 10113.72 of the California Insurance Code which was instituted against AGL on July 18, 2017. In general, those statutes require that for life-insurance policies issued and delivered in California: (1) the policy must contain a 60-day grace period during which the policy remains in force; (2) the insurer must provide a 30-day pre-lapse notice; and (3) the insurer must notify policy owners of the right to designate a secondary recipient for lapse notices. The Moriarty plaintiff contends AGL did not comply with these requirements for a policy issued before these statutes went into effect. The plaintiff seeks damages and other relief. AGL asserts various defenses to the plaintiff’s claims and to class certification. In 2022, the District Court held a trial was necessary to determine whether AGL was liable, and it denied class certification. In May 2023, the case was reassigned to a new judge. On August 14, 2023, the District Court granted the plaintiff’s motion for summary judgment on the plaintiff’s breach-of-contract claim. On September 26, 2023, the District Court decided that good cause exists to allow the plaintiff to file a third motion for class certification. At the same time, however, the District Court certified its August 14, 2013 order for interlocutory appeal to the Ninth Circuit and stayed trial-court proceedings pending the outcome of AGL’s appeal. The Ninth Circuit granted AGL’s petition for interlocutory appeal on November 21, 2023. Briefing in the Ninth Circuit appeal is expected to be complete in mid-2024, with a decision by the Ninth Circuit at some time after that.

AGL is defending other actions in California involving similar issues: Allen v. Protective Life Insurance Co. (E.D. Cal.), filed on June 6, 2022, in which the individual plaintiff filed a motion on August 11, 2023 seeking leave to amend the complaint to add class-action allegations against AGL; and Chuck v. American General Life Insurance Co. (C.D. Cal.), which was filed on September 6, 2023 as a putative class action. However, Plaintiff filed an amended complaint on January 8, 2024 dropping the class action allegation against AGL and adding a sales agent as a defendant.

These cases are in the early stages, and AGL expects their progress will be influenced by future developments in Moriarty and cases against other insurers involving the same statutes.

AGL has accrued its current estimate of probable loss with respect to these litigation matters.

Various other lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company’s financial position, results of operations or cash flows.

65

Regulatory Matters

Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations, and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations, or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Other Contingencies

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments (“GFA”) when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future GFA, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

The Company accrued $41 million and $39 million for GFA at December 31, 2023 and 2022, respectively. The Company has recorded receivables of $31 million and $31 million at December 31, 2023 and 2022, respectively, for expected recoveries against the payment of future premium taxes.

During 1997 and 1998, the Company participated in a workers’ compensation underwriting pool with a third party insurance company. Both companies share equally in the pool. Collectively, the workers’ compensation business is assumed from over 50 ceding companies and retro-ceded to 15 programs. The business covers risks primarily from the 1997 and 1998 underwriting years but also includes risk from the 1996 underwriting year. There were no reinsurance recoverables on claim liabilities and reserves included in these financial statements related to the workers’ compensation business at both December 31, 2023 and 2022. While not included in these statutory financial statements, the Company is contingently liable for losses incurred by its 50 percent pool participant should that third party become insolvent or otherwise unable to meet its obligations under the pool agreement.

At December 31, 2023 and 2022, the Company had admitted assets of $62 million and $153 million, respectively, in premiums receivable due from policyholders (or agents). The Company routinely evaluates the collectability of these receivables. Based upon Company experience, the potential for any loss is not believed to be material to the Company’s financial condition.

The Company did not receive any business interruption insurance recoveries during the periods covered by this report.

22. RELATED PARTY TRANSACTIONS

Sale of Retail Mutual Funds Business

On February 8, 2021, Corebridge announced the execution of a definitive agreement with Touchstone Investments, Inc. (“Touchstone”), an indirect wholly owned subsidiary of Western & Southern Financial Group, to sell certain assets of its retail mutual funds business. This sale consisted of the reorganization of twelve of the retail mutual funds managed by the Company’s subsidiary SunAmerica Asset Management, LLC (“SAAMCo”) into certain Touchstone funds. Concurrently, the twelve retail mutual funds managed by SAAMCo, with $6.8 billion in assets, were reorganized into Touchstone funds. Additional consideration has been and may be earned over a three-year period based on asset levels in certain reorganized funds. Six retail mutual funds managed by SAAMCo and not included in the transaction were liquidated. Corebridge continues to retain its fund management platform and capabilities dedicated to its variable annuity insurance products.

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Events Related to AIG and Corebridge

Separation of Life and Retirement Business from AIG and Relationship with Blackstone

On September 19, 2022, Corebridge completed an IPO in which AIG sold 80 million shares of Corebridge common stock to the public. Since the IPO, AIG has sold 159.8 million shares of Corebridge common stock and Corebridge has repurchased 17.2 million shares of its common stock from AIG. As of December 31, 2023, AIG owns 52.2% of outstanding common stock of Corebridge.

On November 2, 2021, Argon Holdco LLC (“Argon”), a wholly-owned subsidiary of Blackstone, Inc. (“Blackstone”), acquired a 9.9% equity stake in Corebridge and Corebridge entered into a long-term asset management relationship with Blackstone ISG-1 Advisors L.L.C (“Blackstone IM”). Pursuant to the partnership, Corebridge initially transferred $50 billion in book value of assets in its consolidated investment portfolio to Blackstone IM, with that amount to increase to an aggregate of $92.5 billion by the third quarter of 2027. As of December 31, 2023, Blackstone IM managed approximately $55.4 billion in book value of assets in Corebridge’s investment portfolio.

Pursuant to the Stockholders’ Agreement that Corebridge entered into with AIG and Argon at the time of acquisition of Argon’s Corebridge equity stake, Argon may not sell its ownership interest in Corebridge subject to exceptions permitting Argon to sell 25%, 67% and 75% of its shares after the first, second and third anniversaries, respectively, of the IPO, with the transfer restrictions terminating in full on the fifth anniversary of the IPO. Also, until Argon no longer owns at least 50% of its initial investment in Corebridge, it will have the right to designate for nomination for election one member of the Corebridge Board of Directors.

Prior to the IPO, Corebridge and certain U.S. subsidiaries were included in the consolidated federal income tax return of AIG as well as certain state tax returns where AIG files on a combined or unitary basis. The provision for income taxes is calculated on a separate return basis. Following the IPO, AIG owns a less than 80% interest in Corebridge, resulting in tax deconsolidation of Corebridge from the AIG Consolidated Tax Group and in a small minority of state jurisdictions which follow federal consolidation rules, the most significant being Florida. In addition, under the applicable law, AGC Life and its directly owned life insurance subsidiaries (the “AGC Group”) will not be permitted to join in the filing of a U.S. consolidated federal income tax return with other subsidiaries (collectively, the “Non-Life Group”) for the five year waiting period. Instead, the AGC Group is expected to file separately as members of the AGC consolidated U.S. federal income tax return during the five-year waiting period. Following the five-year waiting period, the AGC Group is expected to join the U.S. consolidated federal income tax return with the Non-Life Group.

Investment Management Agreements with BlackRock

Since April 2022, certain of the Corebridge insurers, including the Company, entered into investment management agreements with BlackRock Financial Management, Inc. (“BlackRock”) and its investment advisory affiliates. Under the investment management agreements with BlackRock, Corebridge completed the transfer of the management of liquid fixed income and certain private placement assets to BlackRock in 2022. As of December 31, 2023, BlackRock managed approximately $85.3 billion in book value of assets in Corebridge’s consolidated investment portfolio. In addition, liquid fixed income assets associated with the Fortitude Re portfolio were separately transferred to BlackRock for management in 2023. The investment management agreements contain detailed investment guidelines and reporting requirements. These agreements also contain reasonable and customary representations and warranties, standard of care, expense reimbursement, liability, indemnity and other provisions.

American Home and National Union Guarantees

The Company has a General Guarantee Agreement with American Home Assurance Company (“American Home”), an indirect wholly owned subsidiary of AIG. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed insurance policies the Company issued between March 3, 2003 and December 29, 2006.

The Company, as successor-in-interest to American General Life and Accident Insurance Company (“AGLA”) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by AGLA between March 3, 2003 and September 30, 2010.

The Company, as successor-in-interest to SunAmerica Annuity and Life Assurance Company (“SAAL”) and SunAmerica Life Insurance Company (“SALIC”) has a General Guarantee Agreement with American Home. Pursuant to the terms of

67

this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by SAAL and SALIC between January 4, 1999 and December 29, 2006.

The Company, as successor-in-interest to American General Life Insurance Company of Delaware, formerly known as AIG Life Insurance Company (“AIG Life”), has a General Guarantee Agreement with National Union Fire Insurance Company of Pittsburg, Pa. (“National Union”), an indirect wholly owned subsidiary of AIG. Pursuant to the terms of this agreement, National Union has unconditionally and irrevocably guaranteed insurance policies issued by AIG Life Holding, Inc. between July 13, 1998 and April 30, 2010.

Cut-Through Agreement

The Company and Corebridge Bermuda entered into a Cut-through Agreement in which insureds, their beneficiaries and owners were granted a direct right of action against the Company in the event Corebridge Bermuda becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by Corebridge Bermuda. The Cut-through Agreement was approved by the TDI. The amount of the retained liability on Corebridge Bermuda’s books related to this agreement was approximately $320,000 and $330,000 for the years ending December 31, 2023 and 2022. The Company believes the probability of loss under this agreement is remote. No liability has been recognized in relation to this guarantee due to immateriality.

Affiliate Transactions

Effective January 1, 2011, the Company entered into a Reinsurance Agreement with AGC Life pursuant to which certain blocks of life business issued by the Company were ceded to AGC Life. The Reinsurance Agreement was non-disapproved by the TDI and Missouri Department of Commerce and Insurance (“MDCI”). Amendment 29 to the reinsurance agreement was approved by the TDI and MDCI effective December 31, 2020 to add certain term and universal life policies issued by AGL on or after January 1, 2020 to the reinsurance agreement. Amendment 29 was closed to new business as of December 31, 2021. Effective March 31, 2023, the Company recaptured certain XXX business issued from 2017 through 2019 from the treaty and concurrently ceded the business to an external reinsurer. Effective September 30, 2023, the Company recaptured certain AXXX business from the treaty issued from 2017 through 2019 and concurrently ceded the business to an external reinsurer. Effective October 1, 2023, the Company recaptured certain term and universal life business issued from 2020 through 2021 from the treaty.

Effective October 1, 2022, the Company entered into a modified coinsurance reinsurance agreement with VALIC, pursuant to which certain blocks of VALIC’s VA business were ceded to the Company. The ceded reserves and assets supporting the reserves remain on VALIC’s balance sheet, pursuant to the modified coinsurance structure. The business covered by the agreement includes substantially all of VALIC’s VA contracts, excluding those issued by VALIC in the State of New York and those that have been previously assumed (through reinsurance) by VALIC. At inception, VALIC ceded $22.9 billion of reserves and received a ceding commission of $1.5 billion from the Company representing the embedded profits in the business ceded. The majority of the initial ceding commission was recognized directly in surplus on an after-tax basis, while a portion of the ceding commission ($0.3 billion) was recognized as Commission and expense allowances on reinsurance ceded in the Summary of Operations as an offset to the related tax expense. The after-tax surplus impact will be amortized over the life of the treaty as the after-tax profits emerge on the reinsured business and will be recognized as Commission and expense allowances on reinsurance ceded in the Summary of Operations, offset by a corresponding charge to change in surplus as a result of reinsurance with no net impact on capital and surplus. After contract inception, the Company paid a ceding commission and expense allowance to reimburse VALIC for its commissions, related issue and policy administration expenses. The agreement was non-disapproved by the TDI. The agreement allows the Company and VALIC to more efficiently manage the reserve and capital requirements for their VA business.

In December 2022, the Company received capital contributions of $1.9 billion from AGC Life in connection with the Company and VALIC reinsurance transaction.

During 2023, the Company purchased $396 million and sold $10 million of securities, at fair market value, from or to one or more of its affiliates in the ordinary course of business.

On January 2, 2020, the Company sold its Houston Campus properties to an affiliate, 2929 REH, a newly formed limited liability company incorporated in the state of Texas. 2929 REH is owned by AIG Life Holdings, Inc. and Knickerbocker Corporation, a Texas corporation wholly owned by Corebridge Life Holdings. The sale of the properties is treated as a sale and leaseback transaction pursuant to SSAP 22R. The gain on sale of $253 million was recognized directly to

68

special surplus funds and is subsequently amortized to unassigned surplus over a 10 year period. Amortization for the years ending December 31, 2023 and 2022 was $25 million each year.

Corebridge Life Holdings issued two senior promissory notes to the Company in the amount of $150,000,000 and $200,000,000 (“2019 Promissory Notes”) respectively in exchange for cash. Each of the promissory notes was supported by a guarantee issued by AIG for the benefit of the Company, with maturity dates of five and four years, respectively, and interest rates of 2.52% and 2.40% per year, respectively. On December 30, 2019, the TDI issued a letter allowing AGL to record the total amounts due under each promissory note as an admitted asset for the period ending March 31, 2020 and in each subsequent quarter thereafter subject to certain conditions and in accordance with applicable provisions of SSAP No. 25. On August 1, 2023, the guarantee of these promissory notes was novated from AIG to Corebridge. Effective January 2, 2024, Corebridge Life Holdings amended and restated the $200,000,000 promissory note to the Company, extending the note term for five years and updating the interest rate to 5.314%. The amended and restated promissory note was supported by an amended and restated guarantee issued by Corebridge for the benefit of the Company. On January 8, 2024, the TDI issued a letter allowing the Company to record the total amounts due under the amended and restated promissory note as an admitted asset for the period ending March 31, 2024, and in each subsequent quarter thereafter subject to certain conditions and in accordance with applicable provisions of SSAP No. 25.

On May 18, 2022, SAFG Capital LLC, a subsidiary of Corebridge, issued a senior promissory to the Company in the amount of up to $150,000,000. The promissory note is supported by a guarantee issued by Corebridge for the benefit of the Company. The promissory note has a maturity date and a rate per annum equal to term SOFR plus a total spread as defined in the agreement.

In 2018, AGLIC Investments Bermuda Limited, a Bermuda corporation (“AGLIC Bermuda”) was formed by the Company as an investment subsidiary under Texas Insurance Code Section 823.255. The Company made capital contributions of $11 million, $76 million, and $263 million in 2023, 2022 and 2021, respectively. AGLIC Bermuda made distributions to the Company of $738 million in 2023, $214 million in 2022 and $113 million in 2021.

At December 31, 2023, the Company’s unfunded capital commitment to US Fund I, US Fund II, US Fund III, US Fund IV, Europe Fund I and Europe Fund II (which are managed by an affiliate) were approximately $86.9 million, $73.8 million, $73.3 million ,$142.1 million, $49.8 million and $83.7 million, respectively.

At December 31, 2022, the Company’s unfunded capital commitment to US Fund I, US Fund II, US Fund III, US Fund IV, Europe Fund I and Europe Fund II were approximately $86.9 million, $79 million, $191 million, $75.8 million, $47 million and $179 million, respectively.

Financing Agreements

On May 17, 2022, the Company and certain of its affiliates entered into a revolving loan facility with Corebridge, pursuant to which the Company and each such affiliate can, on a several basis, borrow monies from Corebridge (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500,000,000.The loan facility also sets forth individual borrowing limits for each borrower, with the Company’s maximum borrowing limit being $500,000,000.

At both December 31, 2023 and 2022, the Company did not have a balance outstanding under this facility.

69

Investments in Subsidiary, Controlled and Affiliated Entities

The following table presents information regarding the Company’s investments in non-insurance SCA entities as of December 31, 2023:

(in millions)	Gross Amount	Non- admitted Amount	Admitted Asset Amount	Date of NAIC Filing

AGL LOAN INVESTMENTS CORPORATION	$69	$—	$69	5/7/2020
AIG Direct - SER B	1	1	—	NA
AIG Direct - SER A	1	1	—	NA
AGLIC INVESTMENTS BERMUDA LTD.	1	—	1	10/3/2020
AIG Direct - NON VOTING	1	1	—	NA
American Gen Annuity Svc Corp	—	—	—	NA
UG Corp COM	—	—	—	NA
AGL Alternative Holdings, LLC	270	—	270
SA Affordable Housing LLC	207	—	207	NA
SunAmerica Asset Management LLC	27	—	27	NA
Corebridge Commercial Real Estate Lending Holdings, LLC	2	—	2	NA
SunAmerica Investors 3, LP	65	—	65	NA
GRE LB Industrial Joint Venture II, LP	33	—	33	NA
Corebridge Europe Real Estate Fund II LR Feeder, LLC	95	—	95	NA
Bayshore PII Company LLC	9	—	9	NA
Corebridge U.S. Real Estate Fund IV Development Sidecar LP	48	—	48	NA
SPAIG North Williams, LLC	(3)	—	(3)	NA
Clinton Grand Holdings LLC	8	—	8	NA
AIG LIQUID ALTERNATIVE EQUITY ALPHA FUND, LLC	1	—	1	NA
Corebridge U.S. Real Estate Fund III, LP	154	—	154	NA
Corebridge U.S. Real Estate Fund IV, LP	179	—	179	NA
Touchdown MGP, LLC	—	—	—	NA
Corebridge Europe Real Estate Fund I S.C.SP	25	—	25	NA
Bayshore Shopping Center JV LLC	24	—	24	NA
Corebridge U.S. Real Estate Fund II, LP	102	—	102	NA
Corebridge REI LB Southeast Industrial JV LLC	74	—	74	NA
Corebridge U.S. Real Estate Fund I, LP	(26)	—	(26)	NA
Branch Retail Partners II, LP	(1)	—	(1)	NA
Corebridge Bartlett Investor II LLC	1	—	1	NA
Corebridge Papermill Investor II LLC	1	—	1	NA
Corebridge U.S. LT Apartments JV, LP	34	—	34	NA
Total	$1,402	$3	$1,399
Operating Agreements

The Company has investments in a Liquidity Pool in which funds are managed by an affiliate, AIG Asset Management (U.S.), LLC, in the amount of $856 million and $585 million at December 31, 2023 and 2022, respectively.

Pursuant to service and expense agreements, AIG, Corebridge and affiliates provide, or cause to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to AIG, Corebridge or the affiliate providing the service. The Company was charged $48 million, $69 million and $134 million under such agreements in 2023, 2022 and 2021, respectively.

70

Pursuant to an amended and restated investment advisory agreement, the majority of the Company’s invested assets are managed by an affiliate. The investment management fees incurred were $119 million in 2023, $112 million in 2022 and $102 million in 2021.

The majority of the Company’s Swap agreements are entered into with an affiliated counterparty, AIG Markets, Inc. and Corebridge Markets, Inc. (See Note 8).

Other

The Company engages in structured settlement transactions, certain of which involve affiliated property and casualty insurance companies that are subsidiaries of AIG. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity issued by the Company for the ultimate benefit of the claimant. In certain structured settlement arrangements, the affiliated property and casualty insurance company remains contingently liable for the payments to the claimant.

23. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. The Company has evaluated subsequent events through April 18, 2024, the date the financial statements were issued.

On March 11, 2024, Corebridge entered into an Amendment and Waiver of Consent and Voting Rights (the “Amendment and Waiver”) with AIG and certain affiliates of Argon and Blackstone that (i) amends the Stockholders Agreement, dated as of November 2, 2021, between Corebridge, AIG and Argon such that Argon shall have no right to consent to any repurchase of shares of common stock of Corebridge, par value $0.01 per share (“Corebridge Common Stock”) if such repurchase would result in Argon owning, of record, more than 9.9% of the then-outstanding Corebridge Common Stock, provided that, no such repurchase will be permitted if it would result in Argon owning, of record, more than 14.9% of the then-outstanding Corebridge Common Stock and (ii) waives the right of Argon, Blackstone and certain of their affiliates to vote or act by written consent with respect to any shares of Corebridge Common Stock owned by them from time to time.

71

Supplemental Information

72

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

(in millions)	December 31, 2023
Investment income earned:
Government bonds	$42
Other bonds (unaffiliated)	5,217
Bonds of affiliates	13
Preferred stocks (unaffiliated)	2
Common stocks (unaffiliated)	11
Common stocks of affiliates	25
Cash and short-term investments	57
Mortgage loans	1,449
Real estate	4
Contract loans	78
Other invested assets	335
Derivative instruments	(283)
Miscellaneous income	10
Gross investment income	$6,960

Real estate owned - book value less encumbrances	$75

Mortgage loans - book value:
Commercial mortgages	$23,562
Residential mortgages	5,601
Mezzanine loans	844
Affiliated residential mortgages	—
Total mortgage loans	$30,007

Mortgage loans by standing - book value:
Good standing	$29,676
Good standing with restructured terms	307
Interest overdue more than 90 days, not in foreclosure	17
Foreclosure in process	7
Total mortgage loans	$30,007

Partnerships - statement value	$6,556

Bonds and stocks of parents, subsidiaries and affiliates - statement value:
Bonds	$366
Common stocks	73

Bonds, short-term and cash equivalent bond investments by class and maturity:
Bonds, short-term and cash equivalent bond investments by maturity - statement value:
Due within one year or less	$5,622
Over 1 year through 5 years	29,992
Over 5 years through 10 years	29,009
Over 10 years through 20 years	20,066
Over 20 years	27,574
Total maturity	$112,263

Bonds, short-term and cash equivalent bond investments by class - statement value:
Class 1	$67,401
Class 2	38,494
Class 3	3,480
Class 4	2,638
Class 5	225
Class 6	25
Total by class	$112,263

Total bonds, short-term and cash equivalent bond investments publicly traded	52,674
Total bonds, short-term and cash equivalent bond investments privately traded	59,590

Preferred stocks - statement value	$80
Common stocks - market value	266
Short-term investments - book value	122
Cash equivalents - book value	856
Options, caps and floors owned - statement value	1,414
Collar, swap and forward agreements open - statement value	(487)
Futures contracts open - current value	4
Cash on deposit	(78)

73

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA - (Continued)

(in millions)	December 31, 2023
Life insurance in-force:
Industrial	$696
Ordinary	263,929
Credit	—
Group	3,274

Amount of accidental death insurance in-force under ordinary policies	4,467

Life insurance policies with disability provisions in-force:
Industrial	195
Ordinary	37,623
Group life	30

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	651
Income payable	299

Ordinary - involving life contingencies:
Amount on deposit	270
Income payable	113

Group - not involving life contingencies:
Amount on deposit	1

Annuities:
Ordinary:
Immediate - amount of income payable	$1,408
Deferred, fully paid - account balance	71,226
Deferred, not fully paid - account balance	36,165

Group:
Amount of income payable	615
Fully paid - account balance	630
Not fully paid - account balance	15,587

Accident and health insurance - premiums in-force:
Other	$64
Group	—
Credit	—

Deposit funds and dividend accumulations:
Deposit funds - account balance	$8,907
Dividend accumulations - account balance	488

Claim payments in 2022
Group accident & health:
2023	$—
2022	—
2021	—
2020	—
2019	—
Prior	166

Other accident & health:
2023	12
2022	(1)
2021	(80)
2020	(58)
2019	(14)
Prior	427

74

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

DECEMBER 31, 2023

(in millions)

1. The Company’s total admitted assets as of December 31, 2023 are $229.8 billion.

The Company’s total admitted assets, excluding separate accounts, as of December 31, 2023 are $161 billion.

2. Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets

a. Carlyle Group	OIA	$1,513	0.90%

b. Senior Direct Lending Program LLC	BONDS	908	0.60

c. Corebridge Real Estate Investors Inc.	OIA	769	0.50

d. Amazon.com, Inc.	BONDS	602	0.40

e. Duke Energy Corporation	BONDS	560	0.30

f. American Electric Power Company, Inc.	BONDS	491	0.30

g. Exelon Corporation	BONDS	491	0.30

h. Southern Company, The	BONDS	458	0.30

i. Microsoft Corporation	BONDS	438	0.30

j. CVS Health Corporation	BONDS	429	0.30

3. The Company’s total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

Bonds and Short-Term Investments			Preferred Stocks

NAIC Rating	Amount	Percentage of Total Admitted Assets	NAIC Rating	Amount	Percentage of Total Admitted Assets
NAIC - 1	$67,401	41.90%	P/RP - 1	$76	—%
NAIC - 2	38,494	23.90	P/RP - 2	4	—
NAIC - 3	3,480	2.20	P/RP - 3	—	—
NAIC - 4	2,638	1.60	P/RP - 4	—	—
NAIC - 5	225	0.10	P/RP - 5	1	—
NAIC - 6	25	—	P/RP - 6	—	—

4.  Assets held in foreign investments:

	Amount	Percentage of Total Admitted Assets
a. Total admitted assets held in foreign investments	$27,858	17.30%
b. Foreign currency denominated investments	11,584	7.20
c. Insurance liabilities denominated in that same foreign currency	—	—

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1	$25,729	16.00%
b. Countries rated NAIC - 2	1,471	0.90
c. Countries rated NAIC - 3 or below	657	0.40

75

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2023

(in millions)

6. Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1
Country 1: United Kingdom	$6,489	4.00%
Country 2: Cayman Islands	4,755	3.00
b. Countries rated NAIC - 2
Country 1: Mexico	467	0.30
Country 2: Indonesia	251	0.20
c. Countries rated NAIC - 3 or below
Country 1: Colombia	188	0.10
Country 2: British Virgin Islands	94	0.10

7. Aggregate unhedged foreign currency exposure:

	Amount	Percentage of Total Admitted Assets
Aggregate unhedged foreign currency exposure	$11,584	7.20%

 8.  Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1	$11,577	7.20%
b. Countries rated NAIC - 2	5	—
c. Countries rated NAIC - 3 or below	2	—

9. Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1
Country 1: United Kingdom	$4,907	3.00%
Country 2: Ireland	2,270	1.40
b. Countries rated NAIC - 2
Country 1: Peru	3	—
Country 2: Mexico	2	—
c. Countries rated NAIC - 3 or below
Country 1: Brazil	2	—
Country 2:	—	—

76

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2023

(in millions)

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

		NAIC Rating	Amount	Percentage of Total Admitted Assets

a.	5555233	MORTGAGE LOAN	$390	0.20%

b.	Granite DEBTCO 9 Limited	MORTGAGE LOAN	314	0.20

c.	5555143	MORTGAGE LOAN	268	0.20

d.	5555184	MORTGAGE LOAN	255	0.20

e.	5555239	MORTGAGE LOAN	254	0.20

f.	Silver (BREDS)	Other invested Assest	245	0.20

g.	5555187	MORTGAGE LOAN	222	0.10
h.	Royal Dutch Shell plc	NAIC 1 - Bonds	221	0.10

i.	5555164	MORTGAGE LOAN	220	0.10

j.	5555138	MORTGAGE LOAN	210	0.10

11. Assets held in Canadian investments are less than 2.5% of the reporting entity’s total admitted assets.

12. Assets held in investments with contractual sales restrictions are less than 2.5 percent of the Company’s total admitted assets.

13. The Company’s admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1) are:

		Amount	Percentage of Total Admitted Assets
a.	Carlyle Group	$1,513	0.90%
b.	Corebridge Real Estate Investors Inc.	769	0.50
c.	Silver (BREDS)	245	0.20
d.	SUNAMERICA INVESTMENT INC.	233	0.10
e.	BLACKSTONE GROUP	202	0.10
f.	The Spiral	185	0.10
g.	GENERAL ATLANTIC	179	0.10
h.	TEACHERS INSUR & ANNUITY	142	0.10
i.	THOMA BRAVO LLC	138	0.10
j.	Think Investments LLC	130	0.10

77

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2023

(in millions)

 14. Assets held in nonaffiliated, privately placed equities:

		Amount	Percentage of Total Admitted Assets

Aggregate statement value of investment held in nonaffiliated, privately placed equities:		$1,775	1.10%

Largest three investments held in nonaffiliated, privately placed equities:
a.	Carlyle Alternative Opportunities Fund L.P.	$368	0.20
b.	Silver (BREDS)	245	0.20
c.	The Spiral	185	0.10

Ten largest fund managers:

	Fund Manager	Total Invested	Diversified	Non- diversified
a.	Carlyle Group	$1,513	$1,513	$—
b.	Corebridge Real Estate Investors Inc.	769	—	769
c.	Silver (BREDS)	245	—	245
d.	SUNAMERICA INVESTMENT INC.	233	233	—
e.	BLACKSTONE GROUP	202	202	—
f.	The Spiral	185	—	185
g.	GENERAL ATLANTIC	179	179	—
h.	TEACHERS INSUR & ANNUITY	142	142	—
i.	THOMA BRAVO LLC	138	138	—
j.	Think Investments LLC	130	130	—

15. Assets held in general partnership interests are less than 2.5 percent of the Company’s total admitted assets.

16. Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

		Amount	Percentage of Total Admitted Assets

a.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555233, ESP	$390	0.20%

b.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002341, NY	366	0.20

c.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002930, CA	272	0.20

d.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555143, GBR	268	0.20

e.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002711, NJ	265	0.20

f.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555184, GBR	255	0.20

g.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555239, ESP	254	0.20

h.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002917, NY	227	0.10

i.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555187, GBR	222	0.10

j.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555164, GBR	220	0.10

78

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2023

(in millions)

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

	Amount	Percentage of Total Admitted Assets
a. Construction loans	$1,615	1.00%
b. Mortgage loans over 90 days past due	18	—
c. Mortgage loans in the process of foreclosure	7	—
d. Mortgage loans foreclosed	—	—
e. Restructured mortgage loans	307	0.20

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural

Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$1	—%	$609	0.40%	$—	—%
b. 91% to 95%	1	—	246	0.20	—	—
c. 81% to 90%	264	0.20	1,133	0.70	—	—
d. 71% to 80%	1,645	1.00	2,751	1.70	—	—
e. below 70%	3,689	2.30	19,314	12.00	—	—

18. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5 percent of the Company’s total admitted assets.

19. Assets held in mezzanine real estate loans are less than 2.5 percent of the Company’s total admitted assets.

20. The Company’s total admitted assets subject to the following types of agreements as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		Quarter	Quarter	Quarter

	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount

a. Securities lending (do not include assets held as collateral for such transactions)	$—	—%	$—	$—	$—
b. Repurchase agreements	2,036	1.30	2,436	120	39
c. Reverse repurchase agreements	—	—	—	—	—
d. Dollar repurchase agreements	—	—	—	—	—
e. Dollar reverse repurchase agreements	—	—	—	—	—

79

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2023

(in millions)

21. The Company’s potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written

	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. Hedging	$—	—%	$—	—%
b. Income generation	—	—	—	—
c. Other	—	—	—	—

22. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a. Hedging	$752	0.50%	$715	$718	$806
b. Income generation	—	—	—	—	—
c. Replications	—	—	—	—	—
d. Other	—	—	—	—	—
23. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a. Hedging	$77	—%	$160	$142	$143
b. Income generation	—	—	—	—	—
c. Replications	—	—	—	—	—
d. Other	—	—	—	—	—

80

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE

DECEMBER 31, 2023

(in millions)	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Bonds:
U.S. governments	$1,321	0.9	$1,321	$—	$1,321	0.9%
All other governments	2,041	1.3	2,041	$—	2,041	1.3
U.S. states, territories and possessions, etc. guaranteed	239	0.2	239	$—	239	0.2
U.S. political subdivisions of states, territories, and possessions, guaranteed	210	0.1	210	$—	210	0.1
U.S. special revenue and special assessment obligations, etc. non-guaranteed	5,392	3.5	5,392	$—	5,392	3.5
Industrial and miscellaneous	98,249	63.5	98,249	$—	98,249	63.5
Hybrid securities	377	0.2	377	$—	377	0.2
Parent, subsidiaries and affiliates	366	0.2	366	$—	366	0.2
Unaffiliated Bank loans	3,937	2.6	3,937	$—	3,937	2.6
Total long-term bonds	$112,132	72.5	$112,132	$—	$112,132	72.5
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	$80	0.1	$80	$—	$80	0.1
Parent, subsidiaries and affiliates	—	—	—	$—	—	—
Total preferred stocks	$80	0.1	$80	$—	$80	0.1
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	$—	—	$—	$—	$—	—
Industrial and miscellaneous Other (Unaffiliated)	196	0.1	196	$—	196	0.1
Parent, subsidiaries and affiliates Publicly traded	1	—	1	$—	1	—
Parent, subsidiaries and affiliates Other	72	0.1	68	$—	68	—
Mutual funds	1	—	1	$—	1	—
Total common stocks	$270	0.2	$266	$—	$266	0.1
Mortgage loans:
Farm mortgages	$—	—	$—	$—	$—	—
Residential mortgages	5,601	3.6	5,601	$—	5,601	3.6
Commercial mortgages	23,562	15.2	23,562	$—	23,562	15.2
Mezzanine real estate loans	844	0.6	844	$—	844	0.6
Total valuation allowance	(355)	(0.2)	(355)	$—	(355)	(0.2)
Total mortgage loans	$29,652	19.2	$29,652	$—	$29,652	19.2
Real estate:
Properties occupied by company	$—	—	$—	$—	$—	—
Properties held for production of income	73	0.1	73	$—	73	0.1
Properties held for sale	2	—	2	$—	2	—
Total real estate	$75	0.1	$75	$—	$75	0.1
Cash, cash equivalents and short-term investments:
Cash	$(78)	(0.1)	$(78)	$—	$(78)	(0.1)
Cash equivalents	856	0.6	856	$—	856	0.6
Short-term investments	122	0.1	122	$—	122	0.1
Total cash, cash equivalents and short-term investments	900	0.6	900	$—	900	0.6
Contract loans	1,174	0.8	1,157	$—	1,157	0.8
Derivatives	1,884	1.2	1,884	$—	1,884	1.2
Other invested assets	6,457	4.2	6,456	$—	6,456	4.2
Receivables for securities	100	0.1	100	$—	100	0.1
Securities Lending	—	—	—	XXX	XXX	XXX
Other invested assets	1,985	1.3	1,985	$—	1,985	1.3
Total invested assets	$154,709	100.0	$154,687	$—	$154,687	100%

81

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

DECEMBER 31, 2023

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply: __________

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes [ ] No [ ] N/A [ X ]

2.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply: __________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes [ ] No [ ] N/A [ X ]

3.

Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes [ ] No [ X ]

4.

Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?

Assumption reinsurance – new for the reporting period	Yes [ ] No [ X ]		N/A

Non-proportional reinsurance, which does not result in significant surplus relief	Yes [ ] No [ X ]		N/A

82

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES - (Continued)

DECEMBER 31, 2023

5.

Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a) Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes [ ] No [ X ] N/A [ ]

(b) Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes [ ] No [ X ] N/A [ ]

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

83

National Union Fire Insurance Company of Pittsburgh, Pa.

An AIG Company

NAIC Code: 19445

Statutory Basis Financial Statements

As of December 31, 2023 and 2022

and for the years ended December 31, 2023, 2022 and 2021

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

As of December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021

Report of Independent Auditors

To the Board of Directors of National Union Fire Insurance Company of Pittsburgh, Pa.:

Opinions

We have audited the accompanying statutory basis financial statements of National Union Fire Insurance Company of Pittsburgh, Pa. (the “Company”), which comprise the statements of admitted assets, and of liabilities, capital and surplus as of December 31, 2023 and 2022, and the related statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and changes in capital and surplus, and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations and changes in capital and surplus, or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017

T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Emphasis of Matter

As discussed in Notes 1, 6 and 7 to the financial statements, the Company has entered into significant transactions with certain affiliated entities. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

New York, NY

April 23, 2024

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Admitted Assets

	December 31, 2023	December 31, 2022

Cash and invested assets:
Bonds, primarily at amortized cost (fair value: 2023 - $11,975; 2022 - $11,431)	$12,406	$12,263
Common stocks, at carrying value (cost:2023 - $181; 2022 - $245)	184	229
Preferred stocks, primarily at fair value (cost: 2023 - $11; 2022 - $16)	12	17
Other invested assets (cost:2023 - $1,565; 2022 - $1,541)	1,990	1,909
Mortgage loans	2,246	2,300
Derivative instruments	25	14
Short-term investments, at amortized cost (approximates fair value)	1	161
Cash and cash equivalents	723	713
Receivable for securities sold	5	187
Total cash and invested assets	$17,592	$17,793

Investment income due and accrued	$130	$127
Agents’ balances or uncollected premiums:
Premiums in course of collection	1,234	1,261
Premiums and installments booked but deferred and not yet due	266	190
Accrued retrospective premiums	233	289
High deductible recoverable on paid losses	21	23
Reinsurance recoverable on paid losses	789	664
Funds held by or deposited with reinsurers	240	316
Net deferred tax assets	271	389
Receivables from parent, subsidiaries and affiliates	375	239
Other assets	288	195
Allowance for uncollectible accounts	(19)	(35)
Total admitted assets	$21,420	$21,451

See Notes to Statutory Basis Financial Statements

5	STATEMENTS OF ADMITTED ASSETS – As of December 31, 2023 and 2022

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions, Except Par Value Per Share Information)

Statements of Liabilities, Capital and Surplus

	December 31, 2023	December 31, 2022

Liabilities
Reserves for losses and loss adjustment expenses	$8,343	$8,598
Unearned premium reserves	2,638	2,719
Commissions, premium taxes, and other expenses payable	119	106
Reinsurance payable on paid loss and loss adjustment expenses	541	469
Current federal and foreign taxes payable to parent	43	48
Funds held by company under reinsurance treaties	1,243	1,552
Provision for reinsurance	46	39
Ceded reinsurance premiums payable, net of ceding commissions	986	666
Collateral deposit liability	287	455
Payable for securities purchased	1	194
Payable to parent, subsidiaries and affiliates	1,281	813
Other liabilities	384	355
Total liabilities	$15,912	$16,014

Capital and Surplus
Common capital stock, $5 par value, 1,000,000 shares authorized, 895,750 shares issued and outstanding	$4	$4
Capital in excess of par value	3,910	3,910
Unassigned surplus	1,142	1,090
Special surplus funds from reinsurance	452	433
Total capital and surplus	5,508	5,437
Total liabilities, capital and surplus	$21,420	$21,451

See Notes to Statutory Basis Financial Statements

6	STATEMENTS OF LIABILITIES, CAPITAL and SURPLUS - As of December 31, 2023 and 2022

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Operations and Changes in Capital and Surplus

	For the Years Ended December 31,
	2023	2022	2021
Statements of Operations
Underwriting income:
Premiums earned	$4,624	$4,673	$4,467
Underwriting deductions:
Losses incurred	2,588	2,473	2,760
Loss adjustment expenses	381	279	213
Other underwriting expenses	1,544	1,629	1,583
Total underwriting deductions	4,513	4,381	4,556
Net underwriting loss	111	292	(89)
Investment gain:
Net investment income earned	690	770	731
Net realized capital (losses) gains (net of capital gains tax expense: 2023- $(1); 2022 - $52; 2021 - $14)	(124)	(238)	256
Net investment gain	566	532	987
Net loss from agents’ or premium balances charged-off	(1)	(2)	1
Other expense	(21)	(21)	(80)
Income after capital gains taxes and before federal income taxes	655	801	819
Federal and foreign income tax (benefit) expense	29	(20)	4
Net Income	$626	$821	$815
Changes in Capital and Surplus
Capital and surplus, as of December 31, previous year	$5,437	$5,656	$5,729
Adjustment to beginning surplus (Note 2)	80	(13)	(3)
Capital and surplus, as of January 1,	5,517	5,643	5,726
Cumulative effect of changes in accounting principles	14	-	-
Other changes in capital and surplus:
Net income	626	821	815
Change in net unrealized capital (losses) gains (net of capital gains tax (benefit) expense: 2023 - $1; 2022 -$42; 2021 - $11)	105	(370)	(93)
Change in net deferred income tax	(127)	(179)	(126)
Change in nonadmitted assets	(43)	(20)	85
Change in provision for reinsurance	(14)	(23)	-
Return of capital	-	-	(900)
Dividends to stockholder	(650)	(650)	-
Foreign exchange translation	80	215	149
Change in ceded mortgage guaranty contingency reserve	4	6	12
Change in assumed mortgage guaranty contingency reserve	(4)	(6)	(12)
Total changes in capital and surplus	(9)	(206)	(70)
Capital and Surplus, as of December 31, 2023	$5,508	$5,437	$5,656

See Notes to Statutory Basis Financial Statements

7	STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for the years ending December 31, 2023, 2022 and 2021

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Cash Flows

	For the Years Ended December 31,2023
	2023	2022	2021
Cash from Operations:
Premiums collected, net of reinsurance	$4,945	$4,578	$4,649
Net investment income	665	750	774
Miscellaneous income (expense)	28	1	13
Sub-total	5,638	5,329	5,436
Benefit and loss related payments	2,918	2,698	2,890
Commission and other expense paid	1,950	2,003	1,942
Federal and foreign income taxes payments (receipts)	18	5	(7)
Net cash provided from (used in) operations	752	623	611
Cash from Investments
Proceeds from investments sold, matured, or repaid:
Bonds	3,785	2,426	4,954
Stocks	161	76	-
Mortgage loans	508	1,031	657
Other investments	298	395	1,125
Total proceeds from investments sold, matured, or repaid	4,752	3,928	6,736
Cost of investments acquired:
Bonds	3,957	4,144	6,094
Stocks	145	143	94
Mortgage loans	435	280	659
Other investments	218	289	715
Total cost of investments acquired	4,755	4,856	7,562
Net cash (used in) provided from investing activities	(3)	(928)	(826)
Cash from Financing and Miscellaneous Sources
Return of capital	-	-	(2)
Dividends to stockholder	(650)	(355)	-
Intercompany receipts (payments)	(146)	601	94
Net deposit activity on deposit-type contracts and other insurance	(2)	(1)	(11)
Collateral deposit liability receipts	(169)	18	160
Other receipts (payments)	68	187	229
Net cash provided from (used in) financing and miscellaneous activities	(899)	450	470
Net change in cash, cash equivalents and short-term investments	(150)	145	255
Cash, cash equivalents and short-term investments:
Beginning of year	874	729	474
End of year	$724	$874	$729

Refer to Note 11D for description of non-cash items.

See Notes to Statutory Basis Financial Statements

8	STATEMENTS OF CASH FLOW – for the years ended December 31, 2023, 2022 and 2021

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

1.	Organization and Summary of Significant Statutory Basis Accounting Policies

A.	Basis of Organization and Presentation

Organization

National Union Fire Insurance Company of Pittsburgh, Pa. (“the Company” or “National Union”) is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc. (“AIG PC US”), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. (“AIG PC”), a Delaware corporation. The Company’s ultimate parent is American International Group, Inc. (the “Ultimate Parent” or “AIG”). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (casualty, property, specialty and financial liability) and consumer (accident & health and personal lines) insurance both domestically and abroad.

The Company is party to an inter-company pooling agreement (the “Combined Pooling Agreement”), among the twelve companies listed below; collectively named the Combined Pool. The member companies of the Combined Pool, their National Association of Insurance Commissioners (“NAIC”) company codes, inter-company pooling percentages under the Combined Pooling Agreement, and states of domicile, are as follows:

Company	NAIC Company	Pool Participation Percentage	State of Domicile
National Union *	19445	35%	Pennsylvania
American Home	19380	32%	New York
Lexington	19437	30%	Delaware
C&I	19410	3%	New York
APCC	19402	0%	Illinois
ISOP	19429	0%	Illinois
New Hampshire	23841	0%	Illinois
Specialty	26883	0%	Illinois
Assurance	40258	0%	Illinois
Granite	23809	0%	Illinois
Illinois National	23817	0%	Illinois
AIU	19399	0%	New York

* Lead Company of the Combined Pool

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through independent agency networks. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing and partner organizations.

9	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the Managing Agents or Third Party Administrators who placed direct written premium with the Company in an amount exceeding more than 5.0 percent of surplus for the year ended December 31:

2023

Name and Address of Managing General Agent or Third Party Administration	FEIN Number	Exclusive Contract	Types of Business Written	Types of Authority Granted *	Total Direct Premium Written/ Produced By
Glatfelter Underwriting Services, Inc. 183 Leader Heights Road, York, PA 17405	23-2643776	Yes	General Liability, Liability, Property, and Commercial Automobile	C, CA, B, P, U	$242

Volunteer Firemen’s Insurance Services Inc 183 Leader Heights Road, York, PA 17405	23-1732969	Yes	General Liability, Liability, Property, and Commercial Automobile	C, CA, B, P, U	318
Total					$560

2022

Name and Address of Managing General Agent or Third Party Administration	FEIN Number	Exclusive Contract	Types of Business Written	Types of Authority Granted *	Total Direct Premium Written/ Produced By
Glatfelter Underwriting Services, Inc. 183 Leader Heights Road, York, PA 17405	23-2643776	Yes	General Liability, Liability, Property, and Commercial Automobile	C, CA, B, P, U	$212

Volunteer Firemen’s Insurance Services Inc. 183 Leader Heights Road, York, PA 17405	23-1732969	Yes	General Liability, Liability, Property, and Commercial Automobile	C, CA, B, P, U	292
Total					$504

2021

Name and Address of Managing General Agent or Third Party Administration	FEIN Number	Exclusive Contract	Types of Business Written	Types of Authority Granted *	Total Direct Premium Written/ Produced By
Glatfelter Underwriting Services, Inc. 183 Leader Heights Road York PA 17405	23-2643776	n/a	Liability	C, CA, B, P, U	$470
Total					$470

*Authority Codes Sample Listing:

C - Claims Payment

CA - Claims Adjustment

B - Binding Authority

P - Premium Collection

U - Underwriting

The Company is diversified in terms of classes of its business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

State/Location	2023	2022	2021
California	$764	$825	$758
New York	480	484	494
Texas	643	617	535

10	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (“PA SAP”). Certain balances relating to prior periods have been reclassified to conform to the current year’s presentation.

Additionally, the financial statements include the Company’s U.S. and foreign operations, along with its Guam and Saipan branch operations.

The Company’s financial information as of and for the years ended December 31, 2023, 2022 and 2021 have been presented in accordance with the terms of the Combined Pooling Agreement.

B.	Permitted and Prescribed Practices

PA SAP recognizes only statutory accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (“PA DOI”) for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the Pennsylvania Insurance Code. The NAIC Statutory Accounting Principles included within the Accounting Practices and Procedures Manual (“NAIC SAP”) have been adopted as a component of prescribed practices by the PA DOI. The Commissioner of the PA DOI (“the Commissioner”) has the right to permit other specific practices that differ from prescribed practices.

PA SAP has prescribed the practice of discounting workers’ compensation known case and incurred but not reported (“IBNR”) loss reserves on a non-tabular basis. This practice is not prescribed under NAIC SAP.

PA SAP has prescribed the availability of certain offsets in the calculation of the Provision for reinsurance, which are not prescribed under NAIC SAP. The Company has received approval to reflect the transfer of collection risk on certain of the Company’s asbestos related reinsurance recoverable balances to an authorized third party reinsurer, as another form of collateral acceptable to the Commissioner with respect to the reinsurance recoverable balance from the original reinsurers.

The Company applied a permitted practice to account for the retroactive aggregate excess of loss reinsurance arrangement entered into with National Indemnity Company (“NICO”), a subsidiary of Berkshire Hathaway, Inc., (the “ADC”) as prospective reinsurance. However, any gain associated with the ADC has been reported in a segregated surplus account and does not form part of the Company’s Unassigned surplus, subject to the applicable dividend restrictions; such amounts must be restricted in surplus until such time as payments received from NICO exceed premiums paid for the retrocession. Segregated surplus balances were $446, $428, and $671 at December 31, 2023, 2022 and 2021, respectively. The effects of the ADC comprise the majority of total segregated surplus; accordingly, Statutory surplus, NAIC SAP, excluding segregated surplus, was $4,596, $4,519, $4,694 at December 31, 2023, 2022 and 2021 respectively. For more information, see Note 7.

The use of the aforementioned permitted and prescribed practices has not affected the Company’s ability to comply with the PA DOI’s risk based capital (“RBC”) and surplus requirements for the 2023, 2022 and 2021 reporting periods.

11	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

A reconciliation of the net income (loss) and capital and surplus between NAIC SAP and practices prescribed or permitted by PA SAP is shown below:

December 31,	SSAP #	FS Ref	2023	2022	2021
Net income, PA SAP			$626	$821	$815
State prescribed or permitted practices - addition (charge):
Change in non-tabular discounting	65	(a)	(23)	205	60
Adverse Development Cover	62R	(a)	-	-	-
Net income, NAIC SAP			649	616	755
Statutory surplus, PA SAP			5,509	5,437	5,656
State prescribed or permitted practices - addition (charge):
Non-tabular discounting	65	(a)	416	439	234
Credits for collection risk on certain asbestos reinsurance recoveries	62R	(b)	44	46	51
Statutory surplus, NAIC SAP			$5,049	$4,952	$5,371

(a)

Impacts Reserves for losses and loss adjustment expenses within the Statements of Liabilities, Capital and Surplus and Losses incurred within the Statements of Operations and Changes in Capital and Surplus.

(b)

Impacts Provision for reinsurance within the Statements of Liabilities, Capital and Surplus and the change in Provision for reinsurance within the Statements of Operations and Changes in Capital and Surplus.

C.	Use of Estimates in the Preparation of the Financial Statements

The preparation of statutory financial statements in accordance with PA SAP requires the application of accounting policies that often involve a significant degree of judgment. The Company’s accounting policies that are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

•	Reserves for losses and loss adjustment expenses (“LAE”) including estimates and recoverability of the related reinsurance assets;
•	Reinsurance Assets;
•	Other than temporary impairment (“OTTI”) losses on investments;
•

Fair value of certain financial assets, impacting those investments measured at fair value in the Statements of Admitted Assets, and Liabilities, Capital and Surplus, as well as unrealized gains (losses) included in Capital and Surplus; and

•

Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset.

These accounting estimates require the use of assumptions, including some that are highly uncertain at the time of estimation. It is reasonably possible that actual experience may materially differ from the assumptions used and therefore the Company’s statutory financial condition, results of operations and cash flows could be materially affected.

12	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Accounting Policy Differences

NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“US GAAP”). NAIC SAP varies from US GAAP in certain significant respects, including:

Transactions	NAIC SAP Treatment	US GAAP Treatment
Policy Acquisition Costs Principally brokerage commissions and premium taxes arising from the issuance of insurance contracts.

Costs are immediately expensed and are included in Other Underwriting Expenses, except for reinsurance ceding commissions received in excess of the cost to acquire business which are recognized as a deferred liability and amortized over the period of the reinsurance agreement.

Costs directly related to the successful acquisition of new or renewal insurance contracts are deferred and amortized over the term of the related insurance coverage.
Unearned Premiums, Unpaid Losses and Loss Expense Liabilities	Presented net of reinsurance.	Presented gross of reinsurance with corresponding reinsurance recoverable assets for ceded unearned premiums and reinsurance recoverable on unpaid losses.
Retroactive reinsurance contracts

Gains and losses are recognized in earnings immediately and surplus is segregated to the extent pretax gains are recognized. Certain retroactive affiliate or related party reinsurance contracts are accounted for as prospective reinsurance if there is no gain in surplus as a result of the transaction.

Gains are deferred and amortized over the settlement period of the ceded claim recoveries. Losses are immediately recognized in the Statements of Operations.
Investments in Bonds held as: 1) available for sale 2) fair value option	Investment grade securities (rated by NAIC as class 1 or 2) are carried at amortized cost. Non-investment grade securities (NAIC rated 3 to 6) are carried at the lower of amortized cost or fair value.

All available for sale investments are carried at fair value with changes in fair value, net of applicable taxes, reported in accumulated other comprehensive income within shareholder’s equity.

Fair value option investments are carried at fair value with changes in fair value, net of applicable projected income taxes, reported in Net Investment Income.

Investments in Common Stocks	Carried at fair value with unrealized gains and losses reported, net of applicable taxes, in the Statements of Changes in Capital and Surplus.	All equity securities that do not follow the equity method of accounting, are measured at fair value with changes in fair value recognized in earnings.

13	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Transactions	NAIC SAP Treatment	US GAAP Treatment
Investments in Limited Partnerships, Hedge Funds and Private Equity Interests

Carried at the underlying US GAAP equity with results from the investment’s operations recorded, net of applicable taxes, as unrealized gains (losses) directly in the Statements of Changes in Capital and Surplus.

If aggregate interests allow the holding entity to exercise more than significant influence (typically more than 3%), the investment is recorded as an equity method investment wherein the Company’s pro rata share of income or loss for the period, is recorded as net investment income and adjusted against the carrying value of the asset. Similar equity method investments in investment company entities (e.g.: hedge funds) is adjusted for the Company’s pro rata share of income or loss for the period which is based on the Net Asset Value (“NAV”) with changes in value recorded to Net Investment Income.

Where the aggregate interests do not allow the entity to exercise significant influence (typically less than 3%), the investment is recorded as equity investment fair valued through net investment income. Similar equity investment in investment companies (e.g.: hedge funds) are recorded at NAV with changes in value recorded to Net Investment Income.

Investments in Subsidiary, Controlled and Affiliated Entities (SCAs)	Subsidiaries are not consolidated. The equity investment in SCAs is accounted for under the equity method and recorded as Common stock investments. Dividends are recorded within Net Investment Income.

Consolidation is required when there is a determination that the affiliated entity is a variable interest entity (“VIE”) and the reporting entity has a variable interest and the power to direct the activities of the VIE. The VIE assessment would consider various factors including limited partnership (LP) status and inherent rights of equity investors.

Investments in SCAs that are voting interest entities (VOE) with majority voting rights are generally consolidated.

Investments in SCAs where the holding entity exercises significant influence (generally ownership of >3% voting interests for LPs and similar entities and between 20 percent and 50 percent for other entities) are recorded at equity value. The change in equity is included Net Investment Income.

Other-than-temporary impairments

Bonds, other than loan-backed and structured securities, which are considered to be other-than-temporarily impaired, are written down to fair value with a realized loss recognized in the Statements of Operations.

The non-credit portion of impairments relating to debt securities that the entity does not intend to sell and for which it is not more likely than not that the entity will be required to sell before anticipated recovery is recorded in other comprehensive income.

Derivatives	Embedded derivatives are not separated from the host contract and not accounted for separately as derivative instruments.	Contracts may include embedded derivatives that are bifurcated from the host contracts and accounted for separately at fair value.
Statement of Cash Flows

Statutory Statements of Cash Flows must be presented using the direct method. Changes in cash, cash equivalents, and short-term investments and certain sources of cash are excluded from operational cash flows.

The Statements of Cash Flows can be presented using the direct or indirect methods, however are typically presented using the indirect method. Presentation is limited to changes in cash and cash equivalents (short-term investments are excluded).

14	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Transactions	NAIC SAP Treatment	US GAAP Treatment
Deferred Federal Income Taxes

Deferred income taxes are established for the temporary differences between tax and book assets and liabilities, subject to limitations on admissibility of tax assets.

Changes in deferred income taxes are recorded within capital and surplus and have no impact on the Statements of Operations.

The provision for deferred income taxes is recorded as a component of income tax expense, as a component of the Statements of Operations, except for changes associated with items that are included within other comprehensive income where such items are recorded net of applicable income taxes.

Statutory Adjustments (applied to certain assets including goodwill, furniture and equipment, prepaid expenses, overdue receivable balances and unsecured reinsurance amounts)

Certain asset balances designated as nonadmitted, such as some intangible assets and certain investments in affiliated entities are excluded from the Statements of Admitted Assets and are reflected as deductions from capital and surplus.

All assets and liabilities are included in the financial statements. Provisions for uncollectible receivables are established as valuation allowances and are recognized as expense within the Statements of Operations.

The effects on the financial statements of the variances between NAIC SAP and US GAAP, although not reasonably determinable, are presumed to be material.

E.	Significant Statutory Accounting Policies

Premiums

Premiums for insurance and reinsurance contracts are recorded as gross premiums written as of the effective date of the policy. Premiums are earned primarily on a pro-rata basis over the term of the related insurance coverage. Premiums collected prior to the effective date of the policy are recorded as an advance premium liability and not considered income until due. Extended reporting endorsements are reflected as premiums written and are earned on a pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite, in which case premiums are fully earned at inception of the endorsement along with the recognition of associated loss and LAE.

Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Unearned premium reserves represent the portion of premiums written relating to the unexpired terms of coverage as of the date of the financial statements. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using a prescribed percentage of completion method. Additional unearned premium reserves for policies exceeding thirteen months are established as greater of three prescribed tests.

Reinsurance premiums are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12 month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12 month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premiums billed and outstanding for 90 days or more are nonadmitted and charged against Unassigned funds (surplus).

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience and are earned on a pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately recognized in earned premium. The Company records accrued retrospectively rated premiums as written premiums. Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date.

Gross written premiums net of ceded written premiums (“Net written premiums”) that were subject to retrospective rating features as of December 31, 2023, 2022 and 2021 were as follows:

Years ended December 31,	2023	2022	2021
Net written premiums subject to retrospectively rated contracts	$44	$50	$53
Percentage of total net written premiums	1.0%	0.8%	1.2%

15	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

As of December 31, 2023 and 2022, the admitted portion of accrued premiums related to the Company’s retrospectively rated contracts were $233 and $289, respectively, which will be billed in future periods based primarily on the payment of the underlying expected losses and LAE. Unsecured amounts associated with these accrued retrospective premiums were $32 and $31 as of December 31, 2023 and 2022, respectively. Ten percent of the amount of accrued retrospective premiums receivable not offset by retrospective return premiums or other liabilities to the same party, other than loss and LAE reserves, or collateral (collectively referred to as the unsecured amount) have been nonadmitted in the amount of $5 and $4 as of December 31, 2023 and 2022, respectively.

High Deductible

The Company establishes loss reserves for high deductible policies net of the insured’s contractual deductible (such deductibles are referred to as “reserve credits”). The Company establishes a nonadmitted asset for ten percent of paid losses recoverable in excess of collateral held on an individual insured basis, or for one hundred percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after nonadmitted assets. Similarly, the Company does not recognize reserve credit offsets to its estimate of loss reserves where such credits are deemed uncollectible, as the Company ultimately bears credit risk on the underlying policies’ insurance obligations.

The following tables show the counterparty exposure on unpaid claims and billed recoverable on paid claims for high deductibles by line of business, as of December 31, 2023 and 2022:

December 31, 2023	Gross Loss Reserves	Reserve Credits on Unpaid Claims	Recoverable on Paid Claims	Total
Auto Liability	$ 596	$510	$ 4	$514
General Liabilities	583	545	3	548
Workers Compensation	3,689	3,137	17	3,154
Total	$ 4,868	$4,192	$ 24	$4,216

As of December 31, 2023, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $128 and $2,925, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2023 were $1,163, or 28% of the total high deductible. Additionally, as of December 31, 2023, the Company had recoverables on paid claims greater than 90 days overdue of $9, of which $2 have been nonadmitted.

December 31, 2022	Gross Loss Reserves*	Reserve Credits on Unpaid Claims	Recoverable on Paid Claims		Total
Auto Liability	$593	$513	$4	$	517
General Liabilities	567	531	3		534
Workers Compensation	3,672	3,172	20		3,192
Total	$4,832	$4,216	$27	$	4,243

*In the prior year statutory basis financial statements, Gross Loss Reserves as disclosed represented loss reserves within the insured’s contractual layer and were stated as such. To conform to the current year presentation, the December 31, 2022 Gross Loss Reserves include both the Company’s layer as well as the insured’s contractual layer.

As of December 31, 2022, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $165 and $2,868, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2022 were $1,210, or 29% of the total high deductible. Additionally, as of December 31, 2022, the Company had recoverables on paid claims greater than 90 days overdue of $12, of which $4 have been nonadmitted.

16	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the deductible amounts for the highest ten unsecured high deductible policies as of December 31, 2023 and 2022:

Counterparty*	Unsecured High Deductible Amounts
December 31,	2023	2022
Counterparty 1	$122	$163
Counterparty 2	91	138
Counterparty 3	84	91
Counterparty 4	63	77
Counterparty 5	42	48
Counterparty 6	41	37
Counterparty 7	33	31
Counterparty 8	27	30
Counterparty 9	25	29
Counterparty 10	17	22

*Actual counterparty is not named and may vary year over year. Additionally, a group of entities under common control is regarded as a single counterparty.

Deposit Accounting

Direct insurance transactions where management determines there is insufficient insurance risk transfer are recorded as deposits unless the policy was issued (i) in respect of the insured’s requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer’s requirement for an underlying primary insurance policy in lieu of self-insurance, or (iii) in compliance with filed forms, rates and/or rating plans.

Assumed and ceded reinsurance contracts, which do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. Deposit assets are admitted if (i) the assuming company is licensed, accredited or qualified by the PA DOI, or (ii) the collateral (i.e., funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the NY SAP, as applicable. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to Other Income (Expense) in the Statements of Operations.

Deposit assets are recorded to Other assets within the Statements of Admitted Assets, refer to Note 11A. Deposit liabilities are recorded to Other liabilities within the Statements of Liabilities, Capital and Surplus, refer to Note 11B.

Premium Deficiency

The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability are established if the unearned premium reserves and related future investment income are collectively not sufficient to cover the expected ultimate loss projection. For purposes of premium deficiency tests, contracts are grouped in a manner consistent with how policies are marketed, serviced, and measured for the profitability of such contracts. As of December 31, 2023 and 2022, the Company did not incur any premium deficiency losses.

Retroactive Reinsurance

Reinsurance transactions involving the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer are recorded as retroactive reinsurance and reported separately from Reserves for losses and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. Initial pre-tax gains or losses are recorded in Retroactive reinsurance gain within the Statements of Operations and Changes in Capital and Surplus with surplus gains recorded as Special surplus funds from reinsurance, which is a component of Capital and Surplus that is restricted from dividend payment. Amounts recorded in Special surplus funds from reinsurance are considered to be earned surplus (i.e., transferred to Unassigned surplus) only when, and to the extent that, cash recoveries from the assuming entity exceed the consideration paid by the ceding entity. Special surplus funds from retroactive reinsurance are maintained separately for each respective retroactive reinsurance agreement; Special surplus funds from retroactive reinsurance account write-in entry on the balance sheet is adjusted, upward or downward, to reflect any subsequent increase or reduction in reserves ceded. The reduction in the special surplus funds is limited to the lesser of amounts recovered by the Company in excess of consideration paid or the surplus gain in relation to such agreement.

To the extent that the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer is between affiliated entities and neither entity records a gain or loss in surplus, the transaction qualifies as an exception in the NAIC SAP accounting guidance and is accounted for as prospective reinsurance.

17	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Insurance Related Acquisition Costs

Commissions, premium taxes, and certain underwriting costs are expensed as incurred and are included in Other underwriting expenses. The Company records an unearned ceding commission accrual equal to the excess of the ceding commissions received from reinsurers compared to the anticipated acquisition cost of the business ceded. This amount is amortized as an increase to income over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance

The recoverability of certain assets, including insurance receivables with counterparties, is reviewed periodically by management. A minimum reserve, as required under the NAIC Annual Statement Instructions for Property and Casualty Companies for Schedule F–Provision for Overdue Reinsurance for uncollectible reinsurance is recorded with an additional reserve required if an entity’s experience indicates that a higher amount should be provided. The minimum reserve is recorded as a liability and the change between years is recorded as a gain or loss directly to Unassigned fund (surplus) in the Statement of Liabilities, Capital and Surplus. Any reserve over the minimum amount is recorded on the statement of operations by reversing the accounts previously utilized to establish the reinsurance recoverable. Various factors are taken into consideration when assessing the recoverability of these asset balances including: the age of the related amounts due and the nature of the unpaid balance; disputed balances, historical recovery rates and any significant decline in the credit standing of the counterparty.

Reserves for Losses, and Loss Adjustment Expenses

Reserves for case IBNR and LAE losses are determined on the basis of actuarial specialists’ evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the current period. Accordingly, newly established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. In the event of loss recoveries through reinsurance agreements, loss and LAE reserves are reported net of reinsurance amounts recoverable for unpaid losses and LAE. Losses and LAE ceded through reinsurance are netted against losses and LAE incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsurance policy based upon the terms of the underlying contract. See Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses.

Workers’ compensation reserves are discounted in accordance with the PA DOI statutes; see Note 5 for further details.

Salvage and subrogation recoverables are estimated using past experience adjusted for current trends, and any other factors that would modify past experience. Estimated salvage and subrogation recoveries (net of associated expenses) are deducted from the liability for unpaid claims or losses.

Structured Settlements

In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2023, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements (mostly affiliates) the likelihood of a loss is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies as of December 31, 2023 and 2022 were $1,183 and $1,208, respectively.

As of December 31, 2023, the Company had annuities with aggregate statement values in excess of one percent of its policyholders’ surplus with life insurer affiliates as follows:

Life Insurance Company	State of Domicile	Licensed in Pennsylvania	Statement Value
American General Life Insurance Company	Texas	Yes	$140
American General Life Insurance Company of Delaware	Delaware	Yes	$232
The United State Life Insurance Company in the City of New York	New York	Yes	$763

18	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Fair Value of Financial Instruments

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three ‘levels’ based upon the observability of inputs available in the marketplace as discussed below:

•

Level 1: Fair value measurements that are based upon quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The quoted price for such instruments is not subject to adjustment.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value (See Note 4 for the balance and activity of financial instruments). The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:

•

The fair values of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm’s length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office (“NAIC IAO”).

•

The fair value of derivatives is determined using quoted prices in active markets and other market evidence whenever possible, including market-based updates, broker or dealer quotations or alternative pricing sources.

•	The carrying value of all other financial instruments approximates fair value due to the short term nature.

Cash Equivalents and Short-Term Investments

Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

Bonds and Loan Backed and Structured Securities (excluding non-rated residual tranches or interests)

Bonds include any securities representing a creditor relationship, whereby there is a fixed schedule for one or more future payments such as US government agency securities, municipal securities, corporate and convertible bonds, and fixed income instruments. Loan-backed and structured securities (“LBaSS”) include residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), pass-through securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer.

Bonds and LBaSS with an NAIC IAO designation of “1” or “2” (considered to be investment grade) are carried at amortized cost. Bonds and LBaSS with an NAIC designation of “3”, “4”, “5”, “5GI”, “6” or “6*” (considered to be non-investment grade) are carried at the lower of amortized cost or fair value. LBaSS fair values are primarily determined using independent pricing services and broker quotes. Bonds and LBaSS that have not been filed with the NAIC IAO, and have not received a designation in over a year, are assigned a 5GI or 6* designation depending on if the obligor is current on contracted principal and interest. Bond and LBaSS securities are assigned a 5GI designation when the following conditions are met: a) the documentation required for a full credit analysis did not exist, b) the issuer/obligor has made all contractual interest and principal payments, and c) an

19	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

expectation of repayment of interest and principal exists. Amortization of premium or discount on bonds and LBaSS is calculated using the effective yield method.

Additionally, mortgage-backed securities (“MBS”) and ABS prepayment assumptions are obtained from an outside vendor or internal estimates. The retrospective adjustment method is used to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Non-rated residual tranches or interests

Non-rated residual tranches or interests are carried at the lower of cost or fair value. Changes in carrying value are record as Unrealized gains or (losses) in the Statement of Changes in Capital and Surplus.

Mortgage Loans

Mortgage loans on real estate are carried at unpaid principal balances, net of unamortized premiums, discounts and impairments. Pre-payments of principal are recorded as a reduction in the mortgage loan balance. If a mortgage loan provides for a prepayment penalty or acceleration fee in the event the loan is liquidated prior to its scheduled termination date, such fees are reported as investment income when received. Interest income includes interest collected, the change in interest income due and accrued, the change in unearned interest income, and the amortization of premiums, discounts, and deferred fees.

Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Preferred Stocks

Perpetual preferred stocks with an NAIC rating of “P1” or “P2”, having characteristics of equity securities are carried at fair value. Redeemable preferred stocks with an NAIC rating of “RP1” or “RP2”, which have characteristics of debt securities, are carried at book value. All preferred stocks with an NAIC rating of “3” through “6” are carried at the lower of book or fair value.

Unaffiliated Common Stock Securities

Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as Unrealized gains or (losses) in Unassigned funds (surplus), or as realized losses in the event a decline in value is determined to be other than temporary. For FHLB capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

Investments in subsidiaries and affiliated companies

Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity’s financial statements as presented on a basis consistent with the nature of the affiliates’ operations (including any nonadmitted amounts). The Company’s share of undistributed earnings and losses of affiliates is recorded as unrealized gains (losses) in Unassigned surplus.

20	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Investments in joint ventures, partnerships and limited liability companies

Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains (losses). Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value resulting from adjustments where the fair value is less than amortized cost are recorded as unrealized gains (losses) in Unassigned surplus, while changes resulting from amortization are recorded as Net investment income

Derivatives

Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to valuation models, broker or dealer quotations or alternative pricing sources, reduced by the amount of collateral held or posted by the Company with respect to the derivative position. Changes in carrying value are recorded as unrealized gains (losses) in Unassigned surplus.

Net investment income and gain/loss

Investment income is recorded as earned and includes interest, dividends and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due, or 180 days past due for mortgage loans, that do not have a valuation allowance are nonadmitted by the Company.

Evaluating Investments for Other-Than-Temporary Impairment

If a bond is determined to have an OTTI in value the cost basis is written down to fair value as its new cost basis, with the corresponding charge to Net realized capital gains (losses) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms.

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e., intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

In general, a security is considered for OTTI if it meets any of the following criteria:

•	The Company may not realize a full recovery on their investment based on lack of ability or intent to hold a security to recovery;
•	Fundamental credit risk of the issuer exists; or
•	Other qualitative/quantitative factors exist indicating an OTTI has occurred.

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected regardless of management’s ability or intent to hold the security.

Common and preferred stock investments whose fair value is less than their carrying value or is at a significant discount to acquisition value are considered to be potentially impaired. For securities with unrealized losses, an analysis is performed. Factors include:

•	If management intends to sell a security that is in an unrealized loss position then an OTTI loss is considered to have occurred;
•

If the investments are trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time based on facts and circumstances of the investment; or

•

If a discrete credit event occurs resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

•	If there are other factors precluding a full recovery of the investment.

21	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Limited partnership investments whose fair value is less than its book value with a significant unrealized loss are considered for OTTI. OTTI factors that are periodically considered include:

•	If an order of liquidation or other fundamental credit issues with the partnership exists;
•	If there is a significant reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;
•	If there is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or
•	If other qualitative/quantitative factors indicating an OTTI exist based on facts and circumstances of the investment.

Foreign Currency Translation

Foreign currency denominated assets and liabilities are translated into U.S. dollars using rates of exchange prevailing at the period end date. Revenues, expenses, gains, losses and surplus adjustments, of non-U.S. operations are translated into U.S. dollars based on weighted average exchange rate for the period. All gains or losses due to translation adjustments are recorded as unrealized gains (losses) within Unassigned surplus in the Statements of Liabilities, Capital and Surplus. All realized gains and losses due to exchange differences between settlement date and transaction date resulting from foreign currency transactions, not in support of foreign insurance operations, are included in Net realized capital gains (losses) in the Statements of Operations and Changes in Capital and Surplus.

Retirement Plans, Deferred Compensation, Postemployment Benefits and Compensated Absences and Other Postretirement Benefit Plans

The Company’s employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

The Company incurred employee related costs related to defined benefit and defined contribution plans during 2023, 2022 and 2021 of $12, $6, and $4, respectively.

Income Taxes

The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 200 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 8.

The Company is allocated U.S. federal income taxes based upon an amended and restated tax sharing agreement (the “Tax Sharing Agreement”) with AIG, effective January 1, 2023, and approved by the Company’s Board of Directors. This agreement provides that the Company shall incur tax results that would have been paid or received by such company if it had filed a separate federal income tax return, with limited exceptions.

Additionally, while the agreement described above governs the current and deferred income tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different. The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis, except that:

•	The sections of the Internal Revenue Code relating to the Base Erosion Anti-abuse Tax (“BEAT”) are applied, but only if the AIG consolidated group is subject to BEAT in the Consolidated Tax Liability,
•

The impact of Deferred Intercompany Transactions (as defined in Treas. Reg. §1.1502-13(b)(1), if the “intercompany items” from such transaction, as defined in Treas. Reg. §1.1502-13(b)(2), have not been taken into account pursuant to the “matching rule” of Treas. Reg. §1.1502-13(c)), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its separate return tax liability in the subsequent tax year when the deferred tax liability or deferred tax asset becomes current; and

•

Regarding the CAMT, the Company (i) is excluded from charges for any portion of AIG’s CAMT, (ii) is not allocated any portion of AIG’s CAMT credit carryover (if any), and (iii) reasonably expects that AIG (and/or other members of the consolidated tax group) is meeting any CAMT obligations.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

22	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Under the Tax Sharing Agreement, income tax liabilities related to uncertain tax positions and tax authority audit adjustments (“TAAAs”) shall remain with the Company for which the income tax liabilities relate. Furthermore, if and when such income tax liabilities are realized or determined to no longer be necessary, the responsibility for any additional income tax liabilities, benefits or rights to any refunds due, remains with the Company.

Deferred Taxes

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized (“adjusted gross deferred tax asset”). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.

The Company’s framework for assessing the recoverability of deferred tax assets requires it to consider all available evidence, including:

•	the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•	the sustainability of recent operating profitability of our subsidiaries;
•	the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;
•	the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and
•	prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

The adjusted gross deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2.	Accounting Adjustments to Statutory Basis Financial Statements

A.	Change in Accounting Principles

In 2023, 2022 and 2021, there were no significant changes or modifications in the Statements of Statutory Accounting Principles (“SSAP”).

Prior to the first quarter ended March 31, 2023, certain of the Company’s foreign property and casualty affiliates for which the Company provides internal reinsurance reported on the basis of a fiscal year ending November 30. Effective with the first quarter of the year ending December 31, 2023, these foreign property and casualty affiliates now report on a calendar year ending December 31. The elimination of a one-month reporting lag of these affiliates is considered a change in accounting principle and requires an adjustment to beginning surplus to record the cumulative effect of such change. Accordingly, in the twelve months ended December 31, 2023, the Company recorded an adjustment of $14 to surplus.

In 2021, the Company changed its method of accounting from insurance to deposit accounting with respect to a specific insurance program. As a result of the change in accounting, any previously established reserves associated with the program were reversed resulting in favorable development and a new deposit liability was established. However, whether accounted for as insurance or deposit, there is no net impact to the Company’s net income, surplus, total assets and total liabilities given the underlying nature and structure of the program. The Company assessed the impact of the change in accounting on prior years and has concluded that the cumulative effect of the change had no net effect on net income or surplus. Refer to Note 5 for additional details around prior year development.

B.	Adjustments to Surplus

During 2023, 2022 and 2021 the Company identified corrections that resulted in after-tax statutory adjustments to beginning capital and surplus of $80, $(13) and $(3), respectively. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (“SSAP 3”), the corrections of errors have been reported in the 2023, 2022 and 2021 statutory financial statements as adjustments to Unassigned surplus. The impact of the 2023 corrections would have increased the 2022 pre-tax income by $23 and did not impact the 2021 pre-tax income. Management has concluded that the effects of these errors on the previously issued financial statements were immaterial based on a quantitative and qualitative analysis. The impact to surplus, assets and liabilities as of January 1, 2023, 2022 and 2021 is presented in the following tables:

23	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

2023 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2022	$5,437	$21,451	$16,014
Adjustments to beginning Capital and Surplus:
Asset corrections	54	54	-
Liability corrections	31	-	(31)
Income tax corrections	(5)	(6)	(1)
Total adjustments to beginning Capital and Surplus	80	48	(32)
Balance at January 1, 2023, as adjusted	$5,517	$21,499	$15,982

An explanation for each of the adjustments for prior period corrections is described below:

Asset correction – The increase in admitted assets is primarily due to the understatement of the equity pickup of an affiliated entity.

Liability corrections – The decrease in total liabilities is primarily due to (a) an overstatement of assumed Loss reserves and (b) an overstatement of Unearned premium reserve.

Income tax corrections – The decrease in the tax assets and liabilities is primarily the result of (a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and (b) the tax effect of the corresponding change in asset realization and liability corrections.

2022 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2021	$5,656	$21,892	$16,236
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	(9)	-	9
Income tax corrections	(4)	(3)	1
Total adjustments to beginning Capital and Surplus	(13)	(3)	10
Balance at January 1, 2022, as adjusted	$5,643	$21,889	$16,246

An explanation for each of the adjustments for prior period corrections is described below:

Liability correction – The increase in total liabilities is primarily due to the result of adjustment in deferred commission earnings.

Income tax corrections – The decrease in the tax assets is primarily the result of (a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and (b) the tax effect of the corresponding change in asset realization and liability corrections.

2021 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2020	$5,729	$22,207	$16,478
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	-	-	-
Income tax corrections	(3)	1	4
Total adjustments to beginning Capital and Surplus	(3)	1	4
Balance at January 1, 2021, as adjusted	$5,726	$22,208	$16,482

An explanation for each of the adjustments for prior period corrections is described below:

Income tax corrections –The increase in the tax assets and liabilities is primarily the result of corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities.

24	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

3.	Investments

A.	Bond Investments

The reconciliations from carrying value to fair value of the Company’s bond investments as of December 31, 2023 and 2022 are outlined in the tables below:

December 31, 2023	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$900	$19	$(15)	$904
All other governments	721	2	(60)	663
States, territories and possessions	349	2	(9)	342
Political subdivisions of states, territories and possessions	325	2	(13)	314
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	1,978	17	(56)	1,939
Parent, subsidiaries, and affiliates	156	-	-	156
Industrial and miscellaneous	7,977	72	(392)	7,657
Total	$12,406	$114	$(545)	$11,975

December 31, 2022	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$368	$-	$(25)	$343
All other governments	866	1	(77)	790
States, territories and possessions	384	1	(15)	370
Political subdivisions of states, territories and possessions	412	2	(20)	394
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	2,034	8	(98)	1,944
Parent, subsidiaries, and affiliates	167	(1)	-	166
Industrial and miscellaneous	8,032	29	(637)	7,424
Total	$12,263	$40	$(872)	$11,431

The carrying values and fair values of bonds at December 31, 2023, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

December 31, 2023	Carrying Value	Fair Value
Due in one year or less	$429	$425
Due after one year through five years	3,136	3,062
Due after five years through ten years	3,414	3,246
Due after ten years	1,554	1,437
Structured securities	3,873	3,805
Total	$12,406	$11,975

25	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Mortgage Loan Investments

The minimum and maximum lending rates for new mortgage loans during 2023 were:

Category	Minimum Lending Rate %	Maximum Lending Rate %
Office	6.0%	10.6%
Industrial	4.1%	10.3%
Multi-family	7.1%	9.8%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 70 percent. The Company’s mortgage loan portfolio is current as to payments of principal and interest, for both periods presented. There were no significant amounts of nonperforming mortgages (defined as those loans where payment of contractual principal or interest is more than 90 days past due) during any of the periods presented. The Company did not have any advanced amounts for taxes or assessments.

The following table details an analysis of mortgage loans as of December 31, 2023 and 2022:

		Residential		Commercial

	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
2023
Recorded Investment
Current	$-	$-	$-	$-	$2,209	$26	$2,235
30 - 59 days past due	-	-	-	-	-	-	-
60 - 89 days past due	-	-	-	-	-	-	-
90 - 179 days past due	-	-	-	-	11	-	11
Greater than 180 days past due	-	-	-	-	-	-	-
Total	$-	$-	$-	$-	$2,220	$26	$2,246
2022
Recorded Investment
Current	$-	$-	$13	$-	$2,257	$9	$2,279
30 - 59 days past due	-	-	-	-	-	-	-
60 - 89 days past due	-	-	-	-	-	-	-
90 - 179 days past due	-	-	1	-	19	-	20
Greater than 180 days past due	-	-	1	-	-	-	1
Total	$-	$-	$15	$-	$2,276	$9	$2,300

26	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

C.	Loan-Backed and Structured Securities

The Company did not record any non-credit OTTI losses during 2023, 2022 and 2021 for LBaSS.

As of December 31, 2023, 2022 and 2021, the Company held LBaSS for which it recognized $10, $13, and $0, respectively, of credit-related OTTI based on the present value of projected cash flows being less than the amortized cost of the securities.

The following table shows the aggregate unrealized losses and related fair value relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position:

Years Ended December 31,	2023	2022
Aggregate unrealized losses:
Less than 12 Months	$33	$171
12 Months or longer	$100	$30
Aggregate related fair value of securities with unrealized losses:
Less than 12 Months	$898	$2,138
12 Months or longer	$1,280	$147

D.	Unrealized Losses

The fair value of the Company’s bonds and stocks that had gross unrealized losses (where fair value is less than amortized cost) as of December 31, 2023 and 2022 are set forth in the tables below:

December 31, 2023	Less than 12 Months		12 Months or Longer		Total

Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$151	$-	$169	$(15)	$320	$(15)
All other governments	149	(1)	432	(72)	581	(73)
States, territories and possessions	22	-	134	(9)	156	(9)
Political subdivisions of states, territories and possessions	40	(3)	85	(10)	125	(13)
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	326	(8)	591	(47)	917	(55)
Industrial and miscellaneous	1,199	(65)	3,581	(393)	4,780	(458)
Total bonds	$1,887	$(77)	$4,992	$(546)	$6,879	$(623)
Non-affiliated	3	(1)	4	-	7	(1)
Total common stocks	$3	$(1)	$4	$-	$7	$(1)
Preferred stocks	1	(1)	-	-	1	(1)
Total stocks	$4	$(2)	$4	$-	$8	$(2)
Total bonds and stocks	$1,891	$(79)	$4,996	$(546)	$6,887	$(625)

27	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

December 31, 2022	Less than 12 Months		12 Months or Longer		Total

Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$307	$(17)	$7	$(1)	$314	$(18)
All other governments	777	(104)	-	-	777	(104)
States, territories and possessions	223	(14)	4	-	227	(14)
Political subdivisions of states, territories and possessions	167	(16)	18	(4)	185	(20)
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	1,187	(91)	53	(8)	1,240	(99)
Industrial and miscellaneous	5,906	(610)	659	(108)	6,565	(718)
Total bonds	$8,567	$(852)	$741	$(121)	$9,308	$(973)
Non-affiliated	79	(22)	-	(1)	79	(23)
Total common stocks	$79	$(22)	$-	$(1)	$79	$(23)
Preferred stocks	2	-	-	-	2	-
Total stocks	$81	$(22)	$-	$(1)	$81	$(23)
Total bonds and stocks	$8,648	$(874)	$741	$(122)	$9,389	$(996)

E.	Realized Gains (Losses)

Proceeds from sales and associated gross realized gains (losses) for the years ended December 31, 2023, 2022 and 2021 were as follows:

Years ended December 31,	2023		2022		2021

	Bonds	Equity Securities	Bonds	Equity Securities	Bonds	Equity Securities
Proceeds from sales	$3,271	$194	$2,348	$15	$1,648	$-
Gross realized gains	17	12	32	-	82	-
Gross realized losses	(170)	(2)	196	1	(18)	-

F.	Derivative Financial Instruments

The Company holds currency derivatives, interest rate derivatives and credit default swaps. Derivative products include currency swaps, interest rate swaps, currency forwards and default swaps. The Company’s currency derivative were entered into to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company’s exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company’s exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily JPY). Additionally, interest rate derivatives were entered into to manage risk from fluctuating interest rates in the market, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. The interest rate derivatives are cash flow hedges of the Company’s exposure to fluctuations in interest rates on investments in collateralized loan obligations. The Company’s credit default swaps were entered into to manage credit risk exposure to reinsurance counterparties.

Market Risk

The Company is exposed under these types of contracts to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in interest rates and exchange rates.

Credit Risk

The current credit exposure of the Company’s derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

28	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Cash Requirements

The Company is subject to collateral requirements on some of the Company’s derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or make a payment in the amount of foreign currency physically received on certain foreign denominated investments. For interest rate swaps, the Company is required to either make payments based on benchmark interest rates and in exchange receive fixed rate payments or make fixed rate payments and in exchange receive payments based on benchmark interest rates. For credit default swaps, the Company is required to make premium payments on a fixed payment date.

The Company has determined that the currency and interest rate derivatives do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, Accounting for Derivative Instruments and Hedging Transactions (“SSAP 86”). As a result, the Company’s currency and interest rate contracts are accounted for at fair value and the changes in fair value are recorded as unrealized gains (losses) within the Statements of Operations and Changes in Capital and Surplus until the contract expires, paid down or is redeemed early. In the event a contract is fully redeemed before its expiration, the related unrealized amounts will be recognized in Net realized capital gains (losses). Furthermore, if the contract has periodic payments or fully matures, any related unrealized amounts are recognized in Net investment income earned.

The Company did not apply hedge accounting to any of its derivatives for any period in these financial statements. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the Company for the years ended December 31, 2023 and 2022.

	December 31, 2023		Years Ended December 31, 2023

Derivative Financial Instrument	Outstanding Notional Amount	Fair Value	Realized Capital Gains / (Losses)	Unrealized Capital Gains / (Losses)
Swaps	$1,195	$19	$-	$6
Forwards	449	6	-	3
Total	$1,644	$25	$-	$9

	December 31, 2022		Years Ended December 31, 2022

Derivative Financial Instrument	Outstanding Notional Amount	Fair Value	Realized Capital Gains / (Losses)	Unrealized Capital Gains / (Losses)
Swaps	$1,636	$11	$35	$(25)
Forwards	496	3	-	5
Total	$2,132	$14	$35	$(20)

G.	Other Invested Assets

During 2023, 2022 and 2021, the Company recorded OTTI losses on investments in joint ventures and partnerships of $5, $1, and $4, respectively.

H.	Investment Income

Investment income due and accrued over 90 days past due of $1 and $0 was non-admitted in December 31, 2023 and December 31, 2022, respectively. Investment expenses of $46, $35 and $29 were included in Net investment income earned for the years ended December 31, 2023, 2022 and 2021, respectively.

The gross, nonadmitted assets and admitted amounts for interest income due and accrued were as follows:

Interest Income Due and Accrued	Amount
Gross	$131
Nonadmitted	1
Admitted	130

I.	Restricted Assets

The Company had securities deposited with regulatory authorities, as required by law, with a carrying value of $5,197 and $5,011 as of December 31, 2023 and 2022, respectively.

29	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

4.	Fair Value of Financial Instruments

The following tables present information about financial instruments carried at fair value on a recurring basis and indicate the level of the fair value measurement as of December 31, 2023 and 2022.

December 31, 2023	Level 1	Level 2	Level 3	Total
Bonds	$-	$481	$66	$547
Common stocks	2	3	156	161
Preferred stock	-	-	10	10
Mutual funds	-	-	7	7
Derivative assets	-	51	-	51
Derivative liabilities	-	(26)	-	(26)
Total	$2	$509	$239	$750

December 31, 2022	Level 1	Level 2	Level 3	Total
Bonds	$-	$700	$164	$864
Common stocks	14	-	71	85
Preferred stock	-	-	15	15
Mutual funds	-	-	125	125
Derivative assets	-	76	-	76
Derivative liabilities	-	(62)	-	(62)
Total	$14	$714	$375	$1,103

A.	Fair Value Measurements in Level 3 of the Fair Value Hierarchy

The following tables show the balance and activity of financial instruments classified as level 3 in the fair value hierarchy for the years ended December 31, 2023 and 2022.

	Beginning Balance at January 1, 2023	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) included in Net Income	Total Gains (Losses) included in Surplus	Purchases, Sales, Issuances, Settlements, Net	Balance at December 31, 2023
Bonds	$164	$64	$(97)	$(8)	$9	$(67)	$65
Common stocks	71	5	(25)	(1)	2	104	156
Mutual funds	125	(1)	(90)	1	(24)	(4)	7
Preferred Stocks	15	-	-	1	-	(6)	10
Total	$375	$68	$(212)	$(7)	$(13)	$27	$238

	Beginning Balance at January 1, 2022	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) included in Net Income	Total Gains (Losses) included in Surplus	Purchases, Sales, Issuances, Settlements, Net	Balance at December 31, 2022
Bonds	$49	$321	$(185)	$5	$(21)	$(5)	$164
Common stocks	66	-	-	-	1	4	71
Mutual funds	69	-	-	5	(17)	68	125
Preferred Stocks	-	-	-	-	1	14	15
Total	$184	$321	$(185)	$10	$(36)	$81	$375

30	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short term and thus observable. Transfers out of Level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the dates of the determination of fair value.

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from independent third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets.

	Fair Value at December 31, 2023	Valuation Technique	Unobservable Input	Range (Weighted Average)
Assets:
Bonds	$481	Discounted cash flow	Yield	6.83

B.	Fair Value of all Financial Instruments

The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2023 and 2022:

December 31, 2023	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carry Value)
Bonds	$11,975	$12,406	$-	$11,200	$775	$-
Cash equivalents and short term investments	128	128	127	1	-	-
Common stocks	161	161	2	3	157	-
Derivative assets	51	51	-	51	-	-
Derivative liabilities	(26)	(26)	-	(26)	-	-
Mortgage loans	2,166	2,246	-	-	2,166	-
Mutual funds	7	7	-	-	7	-
Preferred stocks	12	12	-	2	10	-
Total	$14,474	$14,985	$129	$11,231	$3,115	$-

December 31, 2022	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carry Value)
Bonds	$11,431	$12,263	$-	$10,643	$788	$-
Cash equivalents and short term investments	352	352	165	40	147	-
Common stocks	90	90	15	4	71	-
Derivative assets	76	76	-	76	-	-
Derivative liabilities	(62)	(62)	-	(62)	-	-
Mortgage loans	2,200	2,300	-	-	2,200	-
Mutual funds	125	125	-	-	125	-
Preferred stocks	17	17	-	2	15	-
Total	$14,229	$15,161	$180	$10,703	$3,346	$-

31	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

5.	Reserves for Losses and Loss Adjustment Expenses

A roll forward of the Company’s net reserves for losses and LAE as of December 31, 2023, 2022 and 2021, is set forth in the table below:

December 31,	2023	2022	2021
Reserves for losses and LAE, end of prior year	$8,598	$8,924	$8,955
Cumulative effect of accounting change*	-	-	(56)
Incurred losses and LAE related to:
Current accident year	2,911	2,960	3,051
Prior accident year	58	(208)	(78)
Total incurred losses and LAE	2,969	2,752	2,973
Paid losses and LAE related to:
Current accident year	(950)	(914)	(825)
Prior accident year	(2,274)	(2,164)	(2,123)
Total paid losses and LAE	(3,224)	(3,078)	(2,948)
Reserves for losses and LAE, end of current year	$8,343	$8,598	$8,924

*Accounting reclassification from insurance to deposit accounting with respect to a specific commercial insurance program (Refer to Note 2A).

During 2023, after applying the impact of the ADC, the Company reported net unfavorable incurred loss and LAE of approximately $58. This unfavorable incurred includes $89 unfavorable due to changes in discount as a result of interest rate fluctuation. This results in a favorable prior year development (“PYD”) of $31.

The favorable PYD was mostly driven by favorable development in Workers Compensation and Personal Insurance, partially offset by adverse development in Other Liability Claims Made and Special Property.

During 2022, after applying the impact of the ADC, the Company reported net favorable incurred loss and LAE of approximately $208. This favorable incurred includes $194 favorable due to changes in discount as a result of interest rate fluctuation. This results in a favorable prior year development (“PYD”) of $14.

The favorable PYD was driven by favorable development in Personal Insurance, partially offset by adverse development in Commercial Insurance.

During 2021, after applying the impact of the ADC, the Company reported net favorable incurred loss and LAE of approximately $78. This favorable incurred includes $35 favorable due to changes in discount as a result of interest rate fluctuation. This results in a net favorable PYD of $43.

The favorable PYD is generally a result of the following:

•	Strong favorable development in Personal Insurance, primarily attributable to subrogation recovery related to the 2017 and 2018 California wildfires;
•	Favorable development on U.S. Workers Compensation and short-tailed commercial lines within Other Product Lines, reflecting lower frequency and severity in recent calendar years;

The above favorable development is partially offset by unfavorable development as a result of the following:

•	U.S. Property and Special Risk Commercial lines were adversely impacted by the impact of dropping below the attachment point of the 2018 catastrophe aggregate treaty;
•	Reserve strengthening within U.S. Financial Lines, reflecting higher severity of claims in Directors & Officers and cyber risk;
•	Unfavorable development primarily attributed to the Blackboard insurance portfolio due to increased severity on reported claims.

The Company’s reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $220, $223 and $234 for the years ended December 31, 2023, 2022 and 2021, respectively. The Company paid $9, $9 and $17 in the reporting period to settle 86, 98 and 112 claims related to extra contractual obligations or bad faith claims stemming from lawsuits for the years ended December 31, 2023, 2022 and 2021, respectively.

32	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

A.	Asbestos/Environmental Reserves

The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1986 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company’s future operating results or financial position.

The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

	Asbestos Losses			Environmental Losses

December 31,	2023	2022	2021	2023	2022	2021
Direct
Loss and LAE reserves, beginning of year	$587	$601	$617	$240	$262	$286
Incurred losses and LAE	32	36	50	-	(3)	-
Calendar year paid losses and LAE	(47)	(50)	(66)	(16)	(19)	(24)
Loss and LAE Reserves, end of year	$572	$587	$601	$224	$240	$262

Assumed reinsurance
Loss and LAE reserves, beginning of year	$266	$280	$292	$16	$16	$17
Incurred losses and LAE	(4)	(4)	6	-	1	-
Calendar year paid losses and LAE	(7)	(10)	(18)	1	(1)	(1)
Loss and LAE Reserves, end of year	$255	$266	$280	$17	$16	$16

Net of reinsurance
Loss and LAE reserves, beginning of year	$1	$1	$1	$-	$-	$-
Incurred losses and LAE	-	-	-	-	-	-
Calendar year paid losses and LAE	-	-	-	-	-	-
Loss and LAE Reserves, end of year	$1	$1	$1	$-	$-	$-

The Company estimates the full impact of the asbestos and environmental exposure by establishing case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management’s judgment after reviewing all the available loss, exposure, and other information.

Included in the above table are loss and LAE—IBNR and bulk reserves arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

Asbestos	Loss Reserves		LAE Reserves
December 31,	2023	2022	2023	2022
Direct basis:	$240	$254	$87	$21
Assumed reinsurance basis:	104	92	6	7
Net of ceded reinsurance basis:	-	-	-	-

33	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Environmental	Loss Reserves		LAE Reserves

December 31,	2023	2022	2023	2022

Direct basis:	$21	$90	$46	$54

Assumed reinsurance basis:	6	6	3	3

Net of ceded reinsurance basis:	-	-	-	-

B.	Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment Expenses

The Company discounts its workers’ compensation (both tabular and non-tabular) reserves.

The calculation of the Company’s tabular discount is based upon the mortality table used in the 2007 US Decennial Life Table, and applying a weighted average discount rate of 3.70 percent and 3.76 percent interest rate as of December 31, 2023 and 2022, respectively. The tabular reserve is capped at 45% of total outstanding reserve discount. Only case basis reserves are subject to tabular discounting. The December 31, 2023 and 2022 liabilities include $976 and $976 of such discounted reserves, respectively.

Tabular Reserve Discount

The table below presents the amount of tabular discount applied to the Company’s reserves as of December 31, 2023, 2022 and 2021:

Lines of Business	2023	2022	2021

Workers’ Compensation

Case Reserves	$101	$108	$70

As of December 31, 2023, 2022 and 2021, the tabular case reserve discount is presented net of the ceded discount related to the ADC of $100, $108 and $72, respectively.

Non-Tabular Discount

The non-tabular discount rate utilized by the Company is a variable discount rate determined using risk-free rates based on the U.S. Treasury forward yield curve plus a liquidity margin, applicable to IBNR and certain case reserves.

The table below presents the amount of non-tabular discount applied to the Company’s reserves as of December 31, 2023, 2022 and 2021:

Lines of Business	2023	2022	2021

Workers’ Compensation

Case Reserves	$163	$153	$103

IBNR	253	286	131

As of December 31, 2023, the non-tabular case and IBNR reserve discount is presented net of the ceded discount related to the ADC of $122 and $249, respectively. As of December 31, 2022, the non-tabular case and IBNR reserve discount is presented net of the ceded discount related to the ADC of $133 and $302, respectively. As of December 31, 2021, the non-tabular case and IBNR reserve discount is presented net of the ceded discount related to the ADC of $88 and $202 respectively.

6.	Related Party Transactions

A.	Combined Pooling Agreement

In 2021, the Combined Pooling Agreement was amended and restated among the twelve member companies. The change in the Combined Pooling Agreement had no effect on the Company’s reported assets, liabilities, surplus, operations or cash flow, as the Company’s participation in the pool remained the same.

34	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Significant Transactions

The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2023, 2022 and 2021 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company’s admitted assets as of December 31, 2023, 2022 and 2021:

			2023

			Assets Received by the Company		Assets Transferred by the Company

Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description

03/27/23	PC Dividend	AIG PC US	$-	-	$300	Cash

06/23/23	PC Dividend	AIG PC US	-	-	150	Cash

09/25/23	PC Dividend	AIG PC US	-	-	200	Cash

			2022

			Assets Received by the Company		Assets Transferred by the Company

Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description

03/24/22	PC Dividend	AIG PC US	$-	-	$295	Securities

03/24/22	PC Dividend	AIG PC US	-	-	5	Cash

06/23/22	PC Dividend	AIG PC US	-	-	150	Cash

09/23/22	PC Dividend	AIG PC US, Inc.	-	-	200	Cash

12/23/22	Purchase of securities	American General Life (AGL)	118	Cash	118	Securities

12/23/22	Purchase of securities	United States Life (USL)	123	Cash	123	Securities

			2021

			Assets Received by the Company		Assets Transferred by the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description

06/07/21	Return of Capital	AIG PC US	$-	-	$498	Securities

06/15/21	Return of Capital	AIG PC US	-	-	2	Cash

12/21/21	Return of Capital	AIG PC US	-	-	400	Securities

C.	Amounts Due to or from Related Parties

At December 31, 2023 and 2022, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and related receivables are reported as nonadmitted if balances due remain outstanding more than ninety days past the due date as specified in the agreement.

December 31,	2023	2022

Balances with member pool companies	$195	$67

Balances with other affiliates	180	172

Receivable from parent, subsidiaries and affiliates	375	239

Balances with member pool companies	724	175

Balances with other affiliates	557	638

Payable to parent, subsidiaries and affiliates	$1,281	$813

Current federal and foreign taxes payable under the Tax Sharing Agreement at December 31, 2023 and 2022 were $(43) and $(48), respectively.

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2023 or 2022.

35	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Guarantees or Contingencies for Related Parties

The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies’ rating status issued by certain rating agencies, as disclosed in Note 10.

E.	Management, Service Contract and Cost Sharing Arrangements

As an affiliated company of AIG, the Company utilizes centralized services from AIG and its affiliates. The Company is allocated a charge for these services, based on the amount of incremental expense associated with operating the Company as a separate legal entity. The amount of expense allocated to the Company each period was determined based on an analysis of services provided to the Company.

The following table summarizes fees incurred related to affiliates that exceeded one-half of one percent of the Company’s admitted assets during 2023, 2022 and 2021:

Affiliates	2023	2022	2021
AIG Claims, Inc.	$147	$138	$141
AIG PC Global Services, Inc.*	180	449	111
Total	$327	$587	$252

*AIG PC Global Services, Inc. was below one-half of one percent in 2021.

F.	Borrowed Money

The Company (among other affiliates) is a borrower under a Loan Agreement, with AIG, as lender, pursuant to which the Company may borrow funds from AIG from time to time (the “Loan Facility”). The aggregate amount of all loans that may be outstanding under the Loan Facility at a given time is $500. As of December 31, 2023 and 2022, the Company had no outstanding liability pursuant to this Loan Facility. Significant debt terms and covenants include the following:

•	The Company must preserve and maintain its legal existence while maintaining all rights, privileges and franchises necessary to the normal conduct of its business;
•

The Company must take, or cause to be taken, all other actions reasonably necessary or desirable to preserve and defend the rights of the Lender to payment hereunder, and to assure to the Lender the benefits hereof; and

•

The Company must not merge with or into or consolidate with any other person, sell, transfer or dispose of all or substantially all of its assets or undergo any change in the control of its voting stock unless (a) such merger or consolidation is with or into a wholly-owned subsidiary of Lender, (b) such sale or transfer is to a wholly-owned subsidiary of the Lender or (c) The Company receives the prior written authorization from the Lender.

There have been no violations of the terms and covenants associated with the debt issuance.

Refer to Note 11E regarding funds borrowed from FHLB.

7.	Reinsurance

In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize its net loss exposure to a) any single catastrophic loss event; b) an accumulation of losses from a number of smaller events; or c) provide greater risk diversification. Based on the terms of the reinsurance contracts, a portion of expected IBNR losses will be recoverable in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are generally substantially collateralized. The Company remains liable to the extent that the reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of the reinsurers is regularly evaluated and monitored for concentration of credit risk. In addition, the Company assumes reinsurance from other insurance companies.

36	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following table presents direct, assumed reinsurance and ceded reinsurance written and earned premiums for the years ended December 31, 2023, 2022 and 2021:

Years Ended December 31,	2023		2022		2021

	Written	Earned	Written	Earned	Written	Earned
Direct premiums	$6,030	$5,974	$6,020	$5,973	$5,448	$5,264
Reinsurance premiums assumed:
Affiliates	15,405	15,240	15,156	14,734	15,224	14,817
Non-affiliates	410	470	497	479	406	353
Gross Premiums	21,845	21,684	21,673	21,186	21,078	20,434

Reinsurance premiums ceded:
Affiliates	14,500	14,223	14,325	14,018	14,035	13,634
Non-affiliates	2,756	2,838	2,643	2,494	2,431	2,333
Net Premiums	$4,589	$4,623	$4,705	$4,674	$4,612	$4,467

As of December 31, 2023 and 2022, and for the years then ended, the Company’s unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

	Unearned Premium Reserves	Paid Losses and LAE	Reserves for Losses and LAE
December 31, 2023:
Affiliates	$7,258	$128	$35,729
Non-affiliates	976	661	7,640
Total	$8,234	$789	$43,369

December 31, 2022:
Affiliates	$7,515	$80	$37,346
Non-affiliates	1,058	584	8,149
Total	$8,573	$664	$45,495

A.	Reinsurance Return Commission

The maximum amount of return commission which would have been due to reinsurers if all of the Company’s reinsurance had been cancelled as of December 31, 2023 and 2022 with the return of the unearned premium reserve is as follows:

	Assumed Reinsurance		Ceded Reinsurance		Net
	Premium Reserve	Commission Equity	Premium Reserve	Commission Equity	Premium Reserve	Commission Equity
December 31, 2023
Affiliates	$8,205	$1,797	$7,258	$1,438	$947	$359
All Other	179	39	976	193	(797)	(154)
Total	$8,384	$1,836	$8,234	$1,631	$150	$205

December 31, 2022
Affiliates	$8,621	$1,908	$7,515	$1,523	$1,106	$385
All Other	239	53	1,058	214	(819)	(161)
Total	$8,860	$1,961	$8,573	$1,737	$287	$224

37	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Unsecured Reinsurance Recoverable

The aggregate unsecured reinsurance balances (comprising recoverables for paid and unpaid losses and LAE and unearned premium reserves) in excess of three percent of policyholders’ surplus at December 31, 2023 and 2022 with respect to an individual reinsurer, and each of such reinsurer’s related group members having an unsecured aggregate reinsurance balance with the Company, are as follows:

Reinsurer	2023	2022
Affiliates:
Combined Pool*	$42,115	$44,419
Eaglestone	485	561
Other affiliates	336	330
Total affiliates	$42,936	$45,310
Berkshire Hathaway Group	157	183
Swiss Reinsurance Group	400	465
Munich Reinsurance Group	311	295
Hannover Re Group	303	252
Everest Re Group**	209	164
Total Non-affiliates	1,380	1,359
Total affiliates and non-affiliates	$44,316	$46,669

*Includes intercompany pooling impact of $7,072 related to Unearned Premium Reserve, $35,046, related to Reserves for Losses and LAE and $26 related to Paid losses and LAE as of and for the year ended December 31, 2023, and $7,350, $36,592, and $9, respectively, as for the year ended December 31, 2022.

C.	Reinsurance Recoverable in Dispute

At December 31, 2023 and 2022, the aggregate of all disputed items did not exceed ten percent of capital and surplus and there were no amounts in dispute for any single reinsurer that exceeded five percent of capital and surplus. The total reinsurance recoverable balances in dispute are $38 and $17 as of December 31, 2023 and 2022, respectively.

D.	Retroactive Reinsurance

On January 20, 2017, the Combined Pool entered into an adverse development reinsurance agreement with NICO under which the Combined Pool ceded to NICO eighty percent of its reserve risk above an attachment point on substantially all of its U.S. Commercial long-tail exposures for accident years 2015 and prior. Under this agreement, the Combined Pool ceded to NICO eighty percent of net paid losses on subject business on or after January 1, 2016 in excess of $25,000 of net paid losses, up to an aggregate limit of $25,000. At NICO’s 80 percent share, NICO’s limit of liability under the contract is $20,000. The Combined Pool paid consideration of approximately $10,188 in February 2017, including interest at 4 percent per annum from January 1, 2016 through date of payment. National Union’s share of the consideration paid was $3,566. NICO placed the consideration received into a collateral trust account as security for NICO’s claim payment obligations, and Berkshire Hathaway Inc. has provided a parental guarantee to secure NICO’s obligations under the agreement.

National Union accounted for this transaction as prospective reinsurance, except that the surplus gain associated with the ADC has been reported in a segregated surplus account and does not form a part of the Company’s Unassigned surplus.

The total surplus gain recognized by the Combined Pool as of December 31, 2023, 2022 and 2021 was $1,514, $1,522, and $1,996, respectively. National Union’s share of this gain as of December 31, 2023 , 2022 and 2021 was $446, $428, and $671, respectively. The surplus gain is presented as segregated surplus and subject to the applicable dividend restrictions. This amount must be restricted in surplus until such time as the actual retroactive reinsurance recovered from NICO exceeds the consideration paid for the cession.

38	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

E.	Reinsurance Agreements Qualifying for Reinsurer Aggregation

In 2011, the Combined Pool companies entered into a loss portfolio transfer reinsurance agreement with Eaglestone, an affiliate, which provides coverage up to a limit of $5,000 for the Pool’s net asbestos exposures. Effective the same date, Eaglestone retroceded the majority of this exposure to NICO, an unaffiliated company. NICO provides coverage up to a limit of $3,500 for subject business covered under the agreement. NICO administers claims and pursues amounts recoverable from the Combined Pool companies’ reinsurers with respect to paid losses and loss adjustment expenses. To the extent that the prior reinsurers pay, the amounts are collected and retained by NICO. NICO maintains funds in trust for the benefit of Eaglestone under the contract; as of December 31, 2023 and 2022 the amount in trust was $4,764 and $4,282 , respectively. The amount of the unexhausted limit under the NICO agreement as of December 31, 2023 and 2022 was $990 and $1,004 , respectively. The Company has accounted for its cession to Eaglestone as prospective reinsurance.

8.	Income Taxes

U.S. Tax Law Changes

On August 16, 2022, the U.S. enacted the Inflation Reduction Act (“IRA”) of 2022 (H.R. 5376), which finances climate and energy provisions and an extension of enhanced subsidies under the Affordable Care Act. Key provisions include a 15 percent corporate alternative minimum tax (“CAMT”) on adjusted financial statement income for corporations with average profits over $1 billion over a three-year period, a 1 percent stock buyback tax, increased IRS enforcement funding, and Medicare’s new ability to negotiate prescription drug prices. CAMT and the stock buyback tax are effective for tax years beginning after December 31, 2022. As of December 31, 2023, the Company is considered an applicable reporting entity with tax allocation agreement exclusions. Therefore, the Company is not required to calculate or recognize CAMT in its current or deferred tax computations, and there is no impact of the CAMT included in the fourth quarter 2023 financial statements.

The components of the Company’s net deferred tax assets/liabilities (“DTA”/“DTL”) as of December 31, 2023 and 2022 are as follows:

	12/31/2023			12/31/2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$422	$213	$635	$577	$232	$809	$(155)	$(19)	$(174)
Statutory Valuation Allowance	-	14	14	-	15	15	-	(1)	(1)
Adjusted Gross DTA	422	199	621	577	217	794	(155)	(18)	(173)
Nonadmitted DTA	16	-	16	29	-	29	(13)	-	(13)
Subtotal Admitted DTA	406	199	605	548	217	765	(142)	(18)	(160)
DTL	135	199	334	159	217	376	(24)	(18)	(42)
Net Admitted DTA (DTL)	$271	$-	$271	$389	$-	$389	$(118)	$-	$(118)

At December 31, 2023, the Company recorded gross deferred assets (“DTA”) of $635. A valuation allowance was established on deferred tax assets net of liabilities of $14 as it is management’s belief that certain assets will not be realized in the foreseeable future. Tax planning strategies had no impact on the determination of the net admitted DTA.

The following table shows the summary of the calculation for the net admitted DTA as of December 31, 2023 and 2022:

	12/31/2023			12/31/2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Adjusted gross DTAs realizable within 36 months or 15 percent of statutory surplus (the lesser of 1 and 2 below)	$271	$-	$271	$389	$-	$389	$(118)	$-	$(118)
1. Adjusted gross DTAs realizable within 36 months	271	-	271	389	-	389	(118)	-	(118)
2. 15 percent of statutory surplus	NA	NA	786	NA	NA	761	NA	NA	25
Adjusted gross DTAs that can be offset against DTLs	135	199	334	159	217	376	(24)	(18)	(42)
Total DTA admitted as the result of application of SSAP 101	$406	$199	$605	$548	$217	$765	$(142)	$(18)	$(160)

39	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

	2023	2022
Ratio percentage used to determine recovery period and threshold limitation amount	393%	390%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (2) above	$5,238	$5,074

The following table shows the components of the current income tax expense (benefit) for the periods listed:

For the years ended December 31,	2023	2022	Change
Federal income tax	$16	$(35)	$51
Foreign income tax	13	15	(2)
Subtotal	$29	$(20)	$49
Federal income tax on net capital gains	(1)	52	(53)
Federal and foreign income taxes incurred	$28	$32	$(4)

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2023 and 2022:

	2023	2022	Change
Ordinary
Discounting of unpaid losses	$103	$106	$(3)
Nonadmitted assets	23	11	12
Unearned premium reserve	117	126	(9)
Bad debt expense	4	7	(3)
Net operating loss carry forward	-	77	(77)
Foreign tax credit carry forward	62	89	(27)
Investments	43	79	(36)
Intangible assets	5	8	(3)
Compensation and benefits accrual	10	10	-
Disregarded subsidiary	25	26	(1)
Deferred ceding commission liability	18	-	18
Other temporary differences	12	38	(26)
Subtotal	$422	$577	$(155)
Nonadmitted	16	29	(13)
Admitted ordinary deferred tax assets	$406	$548	$(142)
Capital
Investments	$169	$188	$(19)
Unrealized capital losses	43	43	-
Other temporary difference	1	1	-
Subtotal	$213	$232	$(19)
Statutory valuation allowance adjustment	14	15	(1)
Admitted capital deferred tax assets	199	217	(18)
Admitted deferred tax assets	$605	$765	$(160)

40	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2023 and 2022:

	2023	2022	Change
Ordinary
Investments	$114	$128	$(14)
Tax Act adjustment to discounting of unpaid losses	8	12	(4)
Section 481(a) adjustment	1	1	-
Compensation and benefits accrual	10	18	(8)
Other temporary differences	2	-	2
Subtotal	135	159	(24)
Capital
Investments	109	121	(12)
Unrealized capital losses	90	96	(6)
Subtotal	199	217	(18)
Deferred tax liabilities	$334	$376	$(42)
Net deferred tax assets (liabilities)	$271	$389	$(118)

The change in net deferred tax assets is comprised of the following:

	2023	2022	Change
Adjusted gross deferred tax assets	$621	$794	$(173)
Total deferred tax liabilities	(334)	(376)	42
Net deferred tax assets (liabilities)	$287	$418	$(130)
Tax effect of unrealized gains (losses)			6
Total change in deferred tax			$(136)

Change in deferred tax - current year			$(92)
Change in deferred tax - current year - other surplus items			(35)
Change in deferred tax - current year - total			$(127)
Change in deferred tax - prior period correction			(9)
Total change in deferred tax			$(136)

The following table shows the components of opening surplus adjustments on current and deferred taxes for the year ended December 31, 2023:

	Current	Deferred	Total

SSAP 3 impact:
SSAP 3 - general items	$1	$(4)	$(3)
SSAP 3 - statutory valuation allowance	-	(5)	(5)
Subtotal SSAP 3	1	(9)	(8)
SSAP 3 - unrealized gain/loss	-	5	5
SSAP 3 - adjusted tax assets and liabilities	1	(4)	(3)
SSAP 3 - non-admitted impact	-	(1)	(1)
Total SSAP 3 impact	$1	$(5)	$(4)

The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents a reconciliation of such differences in arriving at total taxes related to the Company for the years ended December 31, 2023, 2022 and 2021:

41	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

	2023		2022		2021

Description	Amount	Tax Effect	Amount	Tax Effect	Amount	Tax Effect
Net Income (Loss) Before Federal Income Taxes and Capital Gains Taxes	$653	$137	$854	$179	$833	$175
Tax Exempt Income, Net of Proration	(35)	(7)	(39)	(8)	(44)	(9)
Attribute Expiration	-	-	-	1	2	3
Impact of Tax Free Liquidation	-	-	-	-	(47)	(10)
Change in Other Surplus Items	167	35	93	20	90	19
Stock Options and Other Compensation	(4)	(1)	(4)	(1)	4	1
Change in Nonadmitted Assets	(57)	(12)	8	1	12	3
Change in Tax Position	-	4	-	1	-	-
Statutory Valuation Allowance	-	(6)	-	14	-	(4)
Disregarded Subsidiary	4	1	10	2	-	(27)
Return to Provision	-	1	-	1	-	(7)
Lag Elimination Impact	14	3	-	-	-	-
Other	6	1	7	2	-	-
Total Book to Tax Adjustments	$95	$19	$75	$33	$17	$(31)
Total Income Tax	$748	$155	$929	$211	$850	$144

Federal and Foreign Income Taxes Incurred	-	29	-	(20)	-	4
Federal Income Tax on Net Capital Gains	-	(1)	-	52	-	14
Change in Net Deferred Income Taxes	-	127	-	179	-	126
Total Income Tax	$-	$155	$-	$211	$-	$144

Operating loss and tax credit carry-forwards

At December 31, 2023 the Company had foreign tax credits expiring through the year 2033 of:	$62

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2023. The Company does not believe that the liability related to any federal or foreign tax loss contingencies will significantly change within the next 12 months. A reasonable estimate of such change cannot be made at this time.

As of December 31, 2023, there was a $13 liability related to tax return errors and omissions and a $27 liability related to uncertain tax positions.

The U.S. is the only major tax jurisdiction of the Company. The Company is currently under examination by the IRS for the tax years 2011 through 2019 and are engaging in the Appeals process for certain disagreed issues related to tax years 2007 through 2010.

42	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following table lists those companies that form part of the 2023 AIG consolidated federal income tax return:

Company	Company	Company	Company	Company
AH SubGP 693 Parkland Pointe, LLC	AH SubGP 716 Villas of Mission Bend, LLC	AIG Aerospace Adjustment Services, Inc.	AIG Aerospace Insurance Services, Inc.	AIG Assurance Company
AIG BG Holdings LLC	AIG Capital Corporation	AIG Claims, Inc.	AIG Commercial Equipment Finance, Inc.	AIG Employee Services, Inc.
AIG FCOE, Inc.	AIG Federal Savings Bank	AIG Financial Products Corp.	AIG Global Operations (Ireland) Limited	AIG Home Protection Company, Inc.
AIG Insurance Management Services, Inc.	AIG International Inc.	AIG Liquidity Management LLC	AIG Markets, Inc.	AIG Matched Funding Corp.
AIG MEA Investments and Services, LLC	AIG MGU Holdings Inc.	AIG North America, Inc.	AIG PC Global Services Inc.	AIG Procurement Services, Inc.
AIG Property Casualty Company	AIG Property Casualty International, LLC	AIG Property Casualty U.S., Inc.	AIG Property Casualty, Inc.	AIG Securities Lending Corp.
AIG Shared Services	AIG Shared Services Corporation	AIG Shared Services Corporation - Management	AIG Shared Services Corporation (Philippines)	AIG Specialty Insurance Company
AIG Travel Assist, Inc.	AIG Travel, Inc.	AIG UNITED GUARANTY AGENZIA DI ASSICURAZIONE	AIG Warranty Services of Florida, Inc.	AIG WarrantyGuard, Inc.
AIG.COM, Inc.	AIG-FP Capital Preservation Corp.	AIG-FP Matched Funding Corp.	AIG-FP Pinestead Holdings Corp.	AIGGRE DC Ballpark Investor, LLC
AIGGRE Europe Real Estate Fund I	AIGGRE U.S. LT Apartments Investor Lexington	AIGGRE U.S. Real Estate Fund I	AIGGRE U.S. Real Estate Fund II	AIGGRE U.S. Real Estate Fund III
AIGGRE U.S. Real Estate Fund IV Lexington	AIGGRE U.S. Real Estate Fund IV Sidecar	AIGGRE VISTA, LLC	AIU Insurance Company	Akita, Inc.
AlphaCat Capital Inc.	AM Holdings LLC	American Home Assurance Company	American International Facilities Management	American International Group, Inc.
American International Reinsurance	Arthur J. Glatfelter Agency, Inc.	Blackboard Customer Care Insurance Services	Blackboard Insurance Company	Blackboard Services, LLC
Blackboard Specialty Insurance Company	Blackboard U.S. Holdings, Inc.	Commerce and Industry Insurance Company	Corebridge REI Bartlett Investor III LLC	Corebridge REI Lexington Holdco LLC
Corebridge REI Papermill Investor III LLC	Crop Risk Services, Inc.	Design Professionals Association	Eaglestone Reinsurance Company	First Principles Capital Management, LLC
GIG of Missouri, Inc.	Glatfelter Claims Management, Inc.	Glatfelter Properties, LLC	Glatfelter Underwriting Services, Inc.	Global Loss Prevention, Inc.
Global Loss Prevention, Inc. [Canada]	Granite State Insurance Company	Health Direct, Inc.	Illinois National Insurance Co.	LBMA Equipment Services, Inc.
Lexington Insurance Company	Lexington Specialty Insurance Agency, Inc.	Livetravel, Inc.	LSTREET I, LLC	LSTREET II, LLC
MG Reinsurance Limited	MIP PE Holdings, LLC	Morefar Marketing, Inc.	Mt. Mansfield Company, Inc.	National Union Fire Insurance
National Union Fire Insurance Company	New Hampshire Insurance Company	NF Seven (Cayman) Limited	PCG 2019 Corporate Member Limited	Pine Street Real Estate Holdings Corp.
Risk Specialists Companies	Service Net Solutions of Florida, LLC	SNW Insurance Agency, LLC	Spruce Peak Realty, LLC	Stowe Mountain Holdings, Inc.
Stratford Insurance Company	Susquehanna Agents Alliance, LLC	The Glatfelter Agency, Inc.	The Insurance Company of the State of Pennsylvania	Travel Guard Americas LLC Sucursal Mexico
Travel Guard Americas, LLC	Travel Guard Americas, LLC [Argentina]	Travel Guard Group, Inc.	Tudor Insurance Company	VALIC Trust Company
Validus America, Inc.	Validus Re Americas (New Jersey), Inc.	Validus Reaseguros, Inc.	Validus Services, Inc.	Validus Specialty Underwriting Services, Inc.
Validus Specialty, LLC	Volunteer Firemen’s Insurance Services, Inc.	Western World Insurance Company

43	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

9.	Capital and Surplus and Dividend Restrictions

A.	Dividend Restrictions

Under Pennsylvania law, the Company may pay dividends only from Unassigned surplus determined on a statutory basis.

Pennsylvania domiciled companies are restricted (on the basis of the greater of 10 percent of statutory surplus, inclusive of unrealized gains, as of December 31, 2023, or 100 percent of net income for the preceding twelve month period ended December 31, 2023) as to the amount of ordinary dividends they may declare or pay in any twelve-month period without the prior approval of the PA DOI. The maximum dividend payment which may be paid by the Company, during 2024 is $625.

Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholders.

The Company paid the following dividends during 2023 and 2022.

2023			State approval

Date paid	Amount	Type of Dividend	Required	Obtained
3/27/2023	$300	Ordinary	No	No
6/23/2023	150	Ordinary	No	No
9/25/2023	200	Ordinary	No	No
Total dividends paid	$650

2022			State approval

Date paid	Amount	Type of Dividend	Required	Obtained
3/24/2022	$300	Extraordinary	Yes	Yes
6/23/2022	150	Extraordinary	Yes	Yes
9/23/2022	200	Extraordinary	Yes	Yes
Total dividends paid	$650

B.	Capital & Surplus

Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

The portion of Unassigned surplus at December 31, 2023 and 2022 represented or reduced by each item below is as follows:

Years Ended December 31,	2023	As Adjusted* 2022	2022
Unrealized gains and losses (net of taxes)	$188	$83	$23
Nonadmitted asset values	(124)	(81)	(80)
Provision for reinsurance	(46)	(32)	(39)
* As Adjusted includes SSAP 3 prior year adjustments

The Company exceeded minimum RBC requirements at both December 31, 2023 and 2022.

44	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

10.	Contingencies

A.	Legal Proceedings

In the normal course of business, AIG and its subsidiaries are, like others in the insurance and financial services industries in general, subject to regulatory and government investigations and actions, and litigation and other forms of dispute resolution in a large number of proceedings pending in various domestic and foreign jurisdictions. Certain of these matters involve potentially significant risk of loss due to potential for significant jury awards and settlements, punitive damages or other penalties. Many of these matters are also highly complex and seek recovery on behalf of a class or similarly large number of plaintiffs. It is therefore inherently difficult to predict the size or scope of potential future losses arising from these matters. In AIG’s insurance and reinsurance operations, litigation and arbitration concerning the scope of coverage under insurance and reinsurance contracts, and litigation and arbitration in which its subsidiaries defend or indemnify their insureds under insurance contracts, are generally considered in the establishment of loss reserves. Separate and apart from the foregoing matters involving insurance and reinsurance coverage, AIG, its subsidiaries and their respective officers and directors are subject to a variety of additional types of legal proceedings brought by holders of AIG securities, customers, employees and others, alleging, among other things, breach of contractual or fiduciary duties, bad faith and violations of federal and state statutes and regulations. With respect to these other categories of matters not arising out of claims for insurance or reinsurance coverage, the Company establishes reserves for loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In many instances, the Company is unable to determine whether a loss is probable or to reasonably estimate the amount of such a loss and, therefore, the potential future losses arising from legal proceedings may exceed the amount of liabilities that has been recorded in its financial statements covering these matters. While such potential future charges could be material, based on information currently known to management, management does not believe, other than may be discussed below, that any such charges are likely to have a material adverse effect on the Company’s financial position or results of operation.

Additionally, from time to time, various regulatory and governmental agencies review the transactions and practices of AIG and its subsidiaries in connection with industry-wide and other inquiries into, among other matters, the business practices of current and former operating insurance subsidiaries. The Company has cooperated, and will continue to cooperate, in producing documents and other information in response to such requests.

B.	Leases

The Company is the lessee for office space occupied by it and several affiliates under various noncancellable operating lease agreements that expire through October 31, 2033. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $8, $9 and $43 in 2023, 2022 and 2021, respectively. Certain rental commitments have renewal options extending through the year 2038. Some of these renewals are subject to adjustments in future periods.

At December 31, 2023, the minimum aggregate rental commitments were as follows:

Operating Leases
2024	$11
2025	9
2026	5
2027	4
2028 and thereafter	8
Total minimum lease payments	$37

C.	Other Commitments

As part of its hedge fund, private equity, mortgage loan and real estate equity portfolio investments, as of December 31, 2023, the Company may be called upon for additional capital investments of up to $550.

At December 31, 2023, the Company had $486 of outstanding commitments related to various funding obligations associated with investments in commercial loans.

45	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Guarantees

The Company had issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies’ rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

Each guaranteed entity has reported invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company’s place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

The following schedule sets forth the effective and termination dates (agreements with guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2023:

Guaranteed Company		Date Issued	Date Terminated	Policyholder Obligations @ 12/31/2023	Invested Assets @ 12/31/2023	Estimated Loss @ 12/31/2023	Policyholders’ Surplus 12/31/2023
AHICO First American-Hungarian Insurance Company (n/k/a MetLife Europe d.a.c.)		9/15/1998	1/30/2009	$16	$406	$-	$(78)

AIG Insurance Company - Puerto Rico (f/k/a Chartis Insurance Company - Puerto Rico)		11/5/1997	12/31/2009	3	149	-	101

American General Life Insurance Company of Delaware (f/k/a AIG Life Insurance Company)	*	7/13/1998	12/29/2006	2,269	222,128	-	8,929

American International Assurance Company (Bermuda) Limited	**	8/23/1999	1/31/2008	21,647	41,595	-	3,108

American International Life Assurance Company of New York	*	7/13/1998	4/30/2010	1,892	30,985	-	2,237

Chartis Excess Limited (f/k/a AIG Excess Liability Insurance International Limited)	*	5/28/1998	6/30/2014	62	1,965	-	746

Chartis Excess Limited (f/k/a AIG Excess Liability Insurance International Limited)	*	5/28/1998	6/30/2014	57	6,168	-	2,344

Chartis Insurance Ireland Limited (f/k/a AIG Europe (Ireland) Limited)	*	12/15/1997	1/31/2012	7	8,690	-	2,391

Chartis Select Insurance Company (f/k/a AIG Excess Liability Insurance Company, Ltd.)	*	7/29/1998	4/30/2012	66	14,221	-	(440)

First American Czech Insurance Company, A.S. (n/k/a MetLife Europe d.a.c.)		9/15/1998	1/30/2009	172	515	-	(140)
La Meridional Compania Argentina de Seguros S.A.		1/6/1998	11/30/2016	72	99	-	37
Total				$26,263	$326,921	$-	$19,237

* Current Affiliates

**AIA was formerly as subsidiary of AIG, Inc. In previous years AIA provided the direct policyholder obligations as of each year end. However, starting in 2014 AIA declined to provide financial information related to these guarantees. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entities had invested assets in excess of direct policyholder obligations and were in a positive surplus position. Such amounts continue to remain the Company’s best estimate given available financial information. The guaranteed policyholder obligations will decline as the policies expire.

E.	Joint and Several Liabilities

AIUI is jointly and severally obligated to the policyholders of their Japan branch, in connection with the transfer of the business of the Japan branch to a Japan-domiciled affiliate in 2013. Under the terms of the transfer agreement, the Japan affiliate has agreed to be responsible for 100% of the obligations associated with such policies, and management expects such companies to satisfy their obligation. The Company carries no reserves with respect to such liabilities. The Japanese affiliate carried $4 and $4 of loss reserves in respect of such policies as of December 31, 2023 and 2022, respectively. As of December 31, 2023, if the Japan affiliates were to fail to satisfy their obligations, the Company’s share of the aggregate exposure under the pooling agreement is $1.

Each Pool member is also jointly and severally obligated to the other Pool members, in proportion to their pool share, in the event any other Pool member fails.

46	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

11.	Other Significant Matter

A.	Other Assets

As of December 31, 2023 and 2022, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

Other admitted assets	2023	2022
Deposit accounting assets	$9	$9
Guaranty funds receivable on deposit	3	3
Loss funds on deposit	94	92
Contra Investments	100	46
Other assets	76	38
Equities in underwriting pools and associations	6	7
Total other admitted assets	$288	$195

B.	Other Liabilities

As of December 31, 2023 and 2022, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

Other liabilities	2023	2022
Assumed mortgage guaranty contingency reserve	$206	$202
Ceded mortgage guaranty contingency reserve	(206)	(202)
Escrow Deposit Liability	115	107
Other accrued liabilities	129	97
Retroactive reinsurance reserves - assumed	47	58
Retroactive reinsurance reserves - ceded	(30)	(24)
Deferred commission earnings	86	93
Escrow funds (NICO)	38	41
Servicing carrier liability	10	8
Collateral on derivative assets	21	19
Remittances and items not allocated	7	3
Paid loss clearing contra liability (loss reserve offset for paid claims)	(39)	(47)
Total other liabilities	$384	$355

C.	Other (Expense) Income

For the years ended December 31, 2023, 2022 and 2021, other (expense) income as reported in the accompanying Statements of Operations and Changes in Capital and Surplus were comprised of the following balances:

Other (expense) income	2023	2022	2021
Other (expense) income	$8	$8	$3
Fee income on deposit programs	3	3	4
Interest expense on reinsurance program	(32)	(32)	(87)
Total other expense	$(21)	$(21)	$(80)

47	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Non-Cash items

For the years ended December 31, 2023, 2022 and 2021, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

Non-cash transactions	2023	2022	2021
Capital Contributions to Parent:
Return of Capital	-	-	898
AESA Commutation
Benefit and loss related payments	-	-	328
Dividends to parent:
Securities	-	295	-
Funds Held:
Premiums collected	(8)	(19)	(20)
Benefit and loss related payments	25	43	48
Commissions	10	11	17
Interest	(29)	(33)	(87)
Funds Held	(1)	2	(42)
Securities received/transferred:
Securities received	723	858	1,514
Securities transferred	(575)	(1,387)	(2,144)

E.	Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of Pittsburgh. Such membership requires ownership of stock in the FHLB. The Company owned an aggregate of $3 and $4 of stock in the FHLB at December 31, 2023 and 2022, respectively.

Through its membership, the Company has conducted business activity (borrowings) with the FHLB. The Company utilizes the FHLB facility to supplement liquidity or for other uses deemed appropriate by management. The outstanding borrowings are being used primarily for interest rate risk management purposes in connection with certain reinsurance arrangements, and the balances are expected to decline as underlying premiums are collected. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. The FHLB applies a haircut to collateral pledged to determine the amount of borrowing capacity it will provide to its member. As of December 31, 2023, the Company had an actual borrowing capacity of $548 based on qualified pledged collateral. At December 31, 2023, the Company had borrowings of $0 from the FHLB.

F.	Insurance-Linked Securities

As of December 31, 2023 and 2022, the Company was not a ceding insurer in catastrophe bond reinsurance transactions in force.

G.	Reconciliation to Annual Statement

There were no adjustments to the amounts previously reported to the Department in the 2023 Annual Statements, to those reported in the accompanying statutory financial statements.

The following is a reconciliation of amounts previously reported to the Department in the 2022 Annual Statements, to those reported in the accompanying statutory financial statements:

December 31, 2022	Assets	Liabilities	Net Income	Surplus
As per annual statements	$21,475	$16,014	$821	$5,461
Overstatement of Mutual Fund	(24)	-	-	(24)
As per audited financial statements	$21,451	$16,014	$821	$5,437

The 2022 reconciliation above reflects the impact of the following adjustments:

Mutual Fund adjustment - To adjust for a certain Mutual fund which was overstated in the Annual Statement.

48	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

12.	Subsequent Events

Subsequent events have been considered through April 23, 2024 for these Financial Statements issued on April 23, 2024.

Type I – Recognized Subsequent Events:

None

Type II – Nonrecognized Subsequent Events:

Effective January 1, 2024, the Combined Pooling Agreement was amended and restated to include two new Pool members. The Company’s participation in the pool remained the same. The new pool participation percentages of the Pool members, as compared to those as of December 31, 2023, are as follows:

Company	NAIC Company Code	Pool Participation Percentage as of January 1, 2024	Pool Participation Percentage as of December 31, 2023	State of Domicile
National Union Fire Insurance Company of Pittsburgh, Pa. (National Union)*	19445	35%	35%	Pennsylvania
American Home Assurance Company (American Home)	19380	32%	32%	New York
Lexington Insurance Company (Lexington)	19437	30%	30%	Delaware
Commerce and Industry Insurance Company (C&I)	19410	3%	3%	New York
AIG Property Casualty Company (APCC)	19402	0%	0%	Illinois
The Insurance Company of the State of Pennsylvania (ISOP)	19429	0%	0%	Illinois
New Hampshire Insurance Company (New Hampshire)	23841	0%	0%	Illinois
AIG Specialty Insurance Company (Specialty)	26883	0%	0%	Illinois
AIG Assurance Company (Assurance)	40258	0%	0%	Illinois
Granite State Insurance Company (Granite)	23809	0%	0%	Illinois
Illinois National Insurance Co. (Illinois National)	23817	0%	0%	Illinois
AIU Insurance Company (AIU)	19399	0%	0%	New York
Blackboard Insurance Company (BIC)	26611	0%	N/A	Delaware
Blackboard Specialty Insurance Company (BSIC)	13551	0%	N/A	Delaware
* Lead Company of the Combined Pool

There were no changes to the Company’s Total Capital and Surplus on January 1, 2024 as a consequence of the amendment to the Combined Pooling Agreement.

49	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.